UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant: Vanguard Fixed Income Securities Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2013 – January 31, 2014

Item 1: Reports to Shareholders

Annual Report | January 31, 2014

Vanguard U.S. Government Bond Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	11
Short-Term Treasury Fund.	16
Short-Term Federal Fund.	30
Intermediate-Term Treasury Fund.	47
GNMA Fund.	61
Long-Term Treasury Fund.	79
About Your Fund’s Expenses.	94
Glossary.	97

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.34%	0.36%	-0.08%	0.28%
Admiral™ Shares	0.44	0.46	-0.08	0.38
Barclays U.S. 1–5 Year Treasury Bond Index				0.38
Short-Term U.S. Treasury Funds Average				-0.40
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Short-Term Federal Fund
Investor Shares	0.63%	0.54%	-0.32%	0.22%
Admiral Shares	0.73	0.65	-0.32	0.33
Barclays U.S. 1–5 Year Government Bond Index				0.40
Short-Intermediate U.S. Government Funds
Average				-0.69
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.59%	1.47%	-2.21%	-0.74%
Admiral Shares	1.69	1.57	-2.21	-0.64
Barclays U.S. 5–10 Year Treasury Bond Index				-1.47
General U.S. Treasury Funds Average				-2.13
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard GNMA Fund
Investor Shares	2.67%	2.28%	-1.94%	0.34%
Admiral Shares	2.77	2.38	-1.94	0.44
Barclays U.S. GNMA Bond Index				0.25
GNMA Funds Average				-0.60
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	3.37%	2.97%	-7.42%	-4.45%
Admiral Shares	3.47	3.06	-7.42	-4.36
Barclays U.S. Long Treasury Bond Index				-4.49
General U.S. Treasury Funds Average				-2.13
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2

Your Fund’s Performance at a Glance

January 31, 2013, Through January 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.73	$10.71	$0.039	$0.011
Admiral Shares	10.73	10.71	0.050	0.011
Vanguard Short-Term Federal Fund
Investor Shares	$10.78	$10.74	$0.058	$0.006
Admiral Shares	10.78	10.74	0.069	0.006
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.60	$11.29	$0.170	$0.054
Admiral Shares	11.60	11.29	0.181	0.054
Vanguard GNMA Fund
Investor Shares	$10.83	$10.61	$0.244	$0.010
Admiral Shares	10.83	10.61	0.255	0.010
Vanguard Long-Term Treasury Fund
Investor Shares	$12.61	$11.55	$0.374	$0.123
Admiral Shares	12.61	11.55	0.386	0.123

3

Chairman’s Letter

Dear Shareholder,

The broad taxable bond market posted a barely positive return during the fiscal year ended January 31, 2014, as bond prices sagged and yields rose for much of the period. As you would expect, this market environment directly affected the performance of the Vanguard U.S. Government Bond Funds.

Their returns ranged from mildly positive for the shortest-term funds and the GNMA Fund to negative for the Intermediate-Term and Long-Term Treasury Funds. The funds’ returns were in line with, or ahead of, their benchmark indexes. Aside from the Long-Term Treasury Fund, they outpaced the average returns of their peer groups. Yields rose over the year for each of the funds.

Much of what turned out to be a volatile year for bonds reflected investors’ anticipation that the Federal Reserve would scale back its economic stimulus program, a change expected to produce lower bond prices. Speculation about when the Fed would start “tapering” ran rampant for much of the year and fueled widespread bond sales. To be sure, bonds’ difficult year pales in comparison to a bad year for stocks, and bonds continue to offer the compelling portfolio characteristic of serving to cushion stocks’ volatility.

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Before moving on to discuss the markets, I want to mention an important transition at Vanguard. We announced in November that Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. At the conclusion of this letter, I’ll have more to say about Bob’s important contributions to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Bond returns were flat or worse as the Fed pondered its strategy

The broad U.S. taxable bond market returned –2.02% for the 2013 calendar year—its first negative calendar-year result since 1999 and its worst calendar-year performance since 1994. A pickup in returns in January—a result of a flight to quality into Treasury securities arising from worries about emerging markets—moved bonds’ returns for the fiscal year ended January 31 into slightly positive territory with a return of 0.12%. The fiscal-year return for municipal bonds, at –1.07%, also represented an improvement.

The yield of the benchmark 10-year Treasury note generally increased during the period, eclipsing 3.00% at times, and finished at about 2.70%. (Bond prices and yields move in opposite directions.)

The Fed’s possible plans for phasing out its bond-buying program, which had rattled investors since May, finally became a reality in mid-December. The central bank announced that it would decrease its $85 billion in monthly purchases of Treasury and mortgage-backed securities

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.12%	3.73%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.07	5.76	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

Stocks
Russell 1000 Index (Large-caps)	22.23%	14.14%	19.84%
Russell 2000 Index (Small-caps)	27.03	14.69	22.26
Russell 3000 Index (Broad U.S. market)	22.60	14.18	20.03
FTSE All-World ex US Index (International)	5.78	3.37	14.38

CPI
Consumer Price Index	1.58%	2.03%	2.07%

5

by $10 billion a month, beginning in January. The bond-buying program, known as “quantitative easing,” is aimed at lowering longer-term interest rates. In a parallel program focused on short-term rates, the Fed maintained its target of 0%–0.25% for short-term interest rates, tightly restricting returns from money market funds and savings accounts.

International bond markets, as measured by the Barclays Global Aggregate Index ex USD, returned –1.24%.

U.S. stocks had found a groove before January’s volatility set in

U.S. stocks delivered generous returns in 2013, then slid over the first month of the new year. Despite that late reversal, the broad stock market produced an impressive gain of nearly 23% for the 12 months ended January 31. Strong corporate earnings growth and investors’ willingness to pay for those earnings drove the rise, with support from the Fed’s stimulative bond-buying program.

Overall, international stocks advanced about 6% in the period, but not all markets rose. The developed markets of Europe and the Pacific region posted gains. But, in January, concerns about China’s weaker economy, political uncertainties, and the impact of the Fed’s tapering hurt stocks and currencies in various emerging-market countries. While worries about the outlook for emerging markets bolstered demand for Treasuries (and the resulting lower yields), they also underlay much of January’s decline in U.S. stocks.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.60%
Short-Term Federal Fund	0.20	0.10	0.93
Intermediate-Term Treasury Fund	0.20	0.10	0.46
GNMA Fund	0.21	0.11	0.96
Long-Term Treasury Fund	0.20	0.10	0.46

The fund expense ratios shown are from the prospectus dated February 7, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the funds’ expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

6

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. Although Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe that a long-term, strategic approach with a balanced, diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Total Returns
Ten Years Ended January 31, 2014
Average
Annual Return
Short-Term Treasury Fund Investor Shares	2.79%
Barclays U.S. 1–5 Year Treasury Bond Index	3.11
Short-Term U.S. Treasury Funds Average	2.30
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Short-Term Federal Fund Investor Shares	3.16%
Barclays U.S. 1–5 Year Government Bond Index	3.16
Short-Intermediate U.S. Government Funds Average	2.74
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Treasury Fund Investor Shares	4.69%
Barclays U.S. 5–10 Year Treasury Bond Index	5.11
General U.S. Treasury Funds Average	4.84
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

GNMA Fund Investor Shares	4.72%
Barclays U.S. GNMA Bond Index	4.82
GNMA Funds Average	4.16
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Treasury Fund Investor Shares	6.11%
Barclays U.S. Long Treasury Bond Index	6.33
General U.S. Treasury Funds Average	4.84
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

Fed by fears of the “taper,” rising yields hampered returns

As usual, the funds’ portfolio managers took advantage of opportunities within the bond market segments that they focus on. In doing so, they widened their reach slightly and selectively. From spring to early fall, for example, the Treasury funds temporarily added Treasury Inflation-Protected Securities to their portfolios, and the GNMA Fund added some non-GNMA government mortgage-backed securities and federal agency bonds to its holdings. (In a move primarily aimed at increasing liquidity, the GNMA Fund also markedly increased the proportion of “to-be-announced” securities, which represent agreements to buy mortgage-backed securities.)

But the overwhelming story in the past fiscal year was the interplay of yields and bond prices. As we’ve suggested, these are like a see saw: When one goes up, the other goes down. Yields had climbed and prices declined while “taper talk” was in the air for much of the year, reinforced by strengthening economic conditions. Near the fiscal year-end, as we’ve noted, the yields of assets viewed as “safe,” such as Treasury securities, did drop somewhat as investors grew more risk-averse, an outgrowth of worries about the outlook for emerging markets. But the modest, late recovery in bond prices did little to alter 12-month returns.

Yields
	30-Day SEC Yields on
	January 31,	January 31,
Bond Fund (Investor Shares)	2013	2014
Short-Term Treasury	0.13%	0.34%
Short-Term Federal	0.27	0.63
Intermediate-Term Treasury	0.75	1.59
GNMA	2.05	2.67
Long-Term Treasury	2.65	3.37

8

The sensitivity of bond prices to yield changes is measured by duration, which is stated in years. Longer-maturity bonds, with their longer durations, are the most sensitive to yield fluctuations; additionally, the longer-term bond segment is where the Fed’s buying and tapering policies were targeted. That is why, among the Government Bond Funds, the Long-Term Treasury Fund (duration of 15.1 years) had the worst return, –4.45% for Investor Shares.

The funds’ interest income helped counter the impact of sagging bond prices. For the Short-Term Treasury, Short-Term Federal, and GNMA Funds, interest income fully offset the declines in their holdings’ prices. For the Intermediate-Term and Long-Term Treasury Funds, however, the cushioning effect of income wasn’t enough to overcome the negative returns resulting from price drops. You can see the contribution of each fund’s price (capital) and income returns to its overall return in the table on page 1.

The advisors have guided the funds skillfully through difficult times

Over the span of a decade, the advisors to the Government Bond Funds—Vanguard Fixed Income Group and Wellington Management Company—have generally captured the returns of their markets.

In most cases, the Vanguard funds have outpaced the average returns of peer-group funds, as you can see in the table on page 7.

The advisors have successfully guided the funds through a wide range of difficult economic circumstances, from the financial crisis and accompanying severe recession to the latest fiscal year’s challenges, which produced the lowest returns for the Government Bond Funds in years.

Bob Auwaerter’s retirement marks the end of a remarkable era

In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was a member of the original three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed then on index

9

cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia-Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2014

10

Advisors’ Report

For the Short-, Intermediate-, and
Long-Term Treasury Funds and the
Short-Term Federal Fund

For the 12 months ended January 31, 2014, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from –4.45% for Investor Shares of the Long-Term Treasury Fund to 0.38% for Admiral Shares of the Short-Term Treasury Fund. The funds’ returns were in line with or ahead of their benchmarks’ returns. All but the Long-Term Treasury Fund posted results well ahead of their peer-group averages.

The investment environment

The past 12 months were challenging for fixed income investors. The yield of 10-year Treasuries fell sharply in early May, to 1.63%, before reversing course and climbing to 3.00% in September on the prospect that the Federal Reserve would begin to reduce the scale of its quantitative easing (QE) program. That program entails massive monthly bond purchases aimed at pumping money into the economy. (Bond prices and yields move in opposite directions.)

The market anticipated that the Fed would modestly taper its purchases in September, but that did not happen. Instead, citing aggressive tightening conditions in financial markets, the Fed chose to maintain the pace of QE.

The Fed’s reluctance to begin tapering was influenced by the rapid pace of interest rate increases, especially for home mortgages, in the summer of 2013. Rather than risk contributing further to the disruption in interest rates, the Fed chose to provide additional “forward guidance.” Like QE, forward guidance is one of the newer tools that central bankers have been using to foster economic growth; it simply means letting the public know what the bankers’ actions are likely to be. In this case, the Fed linked the possibility of a shift in its bond-buying to the need for substantial improvement in the outlook for the labor market.

Yields of U.S. Treasury Bonds
	January 31,	January 31,
Maturity	2013	2014
2 years	0.26%	0.35%
3 years	0.40	0.70
5 years	0.88	1.51
10 years	1.99	2.70
30 years	3.17	3.64
Source: Vanguard.

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Interest rates declined on the news. Ten-year rates pulled back to 2.50% in October. But a string of favorable economic reports—showing strong consumer demand, a pickup in business investment, strong payroll growth, and a declining unemployment rate—pushed 10-year Treasury yields back to 3.00% in December. Strong improvement in the labor market was what the Fed was looking for, so it came as no surprise when the central bank announced in December that it would begin tapering early in 2014. Since then, emerging-market volatility has led to a “flight to quality,” boosting demand for Treasury securities and depressing their yields. The 10-year Treasury note closed the fiscal year at 2.70%.

Management of the funds

In the management of our three conventional Treasury funds, our trading strategies took advantage of the sharp differences in yields that emerged during the year between the shortest- and longest-duration bonds. These opportunities arose because the shortest rates stayed anchored close to zero, a result of Fed policy in place since 2008, while longer rates began rising during the year.

In the spring, we added Treasury Inflation-Protected Securities to our usual portfolio of conventional Treasury securities after their prices had fallen to very attractive levels; we sold our position in the fall.

The investment environment for the Short-Term Federal Fund continues to be characterized by stable and rich valuations in the agency debt market. Through careful security selection, we concentrated our investments in longer-maturity agency debt because spreads there were a bit more generous than among shorter-maturity issues. The portfolio also includes callable issues, which we will purchase on an opportunistic basis to enhance yield.

The outlook

Looking ahead, we see encouraging prospects for the economy. While the payroll tax hike and sharp cuts to government spending weighed on economic growth during 2013, we expect the fiscal drag to be far smaller in 2014. Home prices rebounded strongly last year, and we expect them to continue to rise. Gains in the stock market should help support consumption, and the jobs market should steadily improve. However, we are still looking for a pickup in spending by businesses on new capital projects and improvements.

The Fed’s next steps regarding quantitative easing will also affect the 2014 outlook. The Fed began scaling back its bond purchases in January but has stressed that its plans are “data-dependent.”

We don’t anticipate a significant shift in Fed policy, at least in the immediate future. We expect the Fed will continue to trim its bond purchases over the course of 2014

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and will continue its policy of providing forward guidance as it works toward the transition to a policy of monetary tightening.

Kenneth E. Volpert, CFA
Principal and Head of Taxable Bond Group

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

February 19, 2014

For the GNMA Fund

For the 12 months ended January 31, Vanguard GNMA Fund returned 0.34% for Investor Shares and 0.44% for Admiral Shares. The fund outperformed its benchmark index (+0.25%) as well as the average return of its peer group (–0.60%).

Investment environment

The Federal Reserve’s unconventional policy measures remained among the biggest influences on the market during the year. The Fed’s quantitative easing (QE) push and signs of gradual global economic recovery encouraged financial markets early on. In the spring, however, investors grew concerned about a possible pullback in Fed stimulus. The Fed signaled a readiness to begin tapering the central bank’s bond purchases sooner than expected, and to end them altogether by mid-2014 if the economy strengthened sufficiently.

The prospect of reduced bond-buying by the Fed sent yields sharply higher during May and June, and credit spreads widened in sympathy. Interest rates and credit spreads recovered after the Fed, in September, once again surprised the markets by deciding not to taper its purchases yet because the economy was not growing as fast as it had hoped. Among the obstacles to growth were the federal government’s sequestration spending cuts and the debt-ceiling wrangling in Congress.

Through its forward guidance, the Fed continued to reinforce the message that short rates were likely to stay locked down for an extended period, and this finally seemed to resonate with the market during the fourth calendar quarter. So, when the Federal Open Market Committee, the Fed’s policymaking arm, announced that it would begin tapering its bond-buying program in January, the market took the news rather well, with Treasury yields increasing only modestly immediately after the announcement.

The Fed decided to cut its monthly purchases by $10 billion, split evenly between Treasuries and agency mortgage-backed securities (MBS). It also signaled that purchases could continue until late 2014, much longer than anticipated.

The modest cut in purchases alleviated much uncertainty in the markets, and, as expected, the Fed continued to taper at the same pace after its January 2014 meeting.

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As a group, agency mortgage-backed securities posted total returns of 0.63% in the fund’s fiscal year, outperforming Treasuries of equivalent duration by 0.91 percentage point as measured by the Barclays MBS Fixed Rate Index. MBS performed poorly in the spring of 2013, when investors were jolted by the Fed’s talk of reducing its QE purchases. However, the central bank’s subsequent actions and the “measured taper” announced in December were received positively.

GNMA mortgages were even more volatile at times than the broader mortgage market. However, GNMAs ended the reporting period on a positive note due to renewed interest. Demand also picked up from banks for collateralized mortgage obligations (CMOs), a special type of mortgage-backed bond that use GNMAs as backing.

Fund successes

The fund outperformed the benchmark index during the period. Coupon positioning among 30-year GNMAs, particularly an underweighting of 3% coupon GNMAs, was the primary contributor to relative performance. The fund’s duration and yield-curve positioning had a modestly positive effect.

Fund shortfalls

The main hindrance to relative results during the period was the fund’s allocation to a group of securities that are not in the benchmark: 30-year conventional MBS issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Low-coupon securities in particular suffered from strong selling pressure in the May–June period, as MBS investors reallocated portfolios toward higher-coupon securities. These securities help reduce a portfolio’s interest rate sensitivity because the faster prepayments on these higher-rate mortgages make them less sensitive to raising interest rates, as we saw in the spring.

Fund positioning

We are cautious on the MBS sector from a tactical perspective as we review varying factors. The Fed’s MBS purchases will continue to shrink as it tapers its QE program, but its forward guidance has kept rates from rising. This has kept us near thresholds where we could see an increase in mortgage origination. All of this threatens the strong supply-demand dynamic in place for the past few months, as the Fed’s bond-buying program boosted demand for MBS and kept MBS spreads tight. Longer-term, as the Fed carries out its monetary policy exit strategy, risks include a continued increase in volatility and a flatter yield curve, produced by its uncapping of short-term interest rates. However, we are optimistic on the supply dynamics of owning agency MBS over Treasuries, based on what we expect will be continued growth in Treasury supply against a stable, or shrinking, agency MBS market. Given this long-term bias, we would view any significant widening of MBS spreads as an opportunity to increase allocations. Our current positioning is

14

skewed toward middle- and higher-coupon MBS, which we believe offer more attractive return potential.

GNMA prepayment risk remains relatively low, given tighter mortgage underwriting standards and higher refinancing costs, particularly for lower-quality borrowers. These borrowers have lower credit scores and higher loan-to-value ratios, which makes refinancing their mortgages more difficult. We continue to avoid securities backed by borrowers with strong credit, as these homeowners are likelier to refinance and pay back their mortgage loans, thereby reducing the income generated for the fund and its shareholders.

As we head into 2014, we believe that more of the bond market’s returns will be driven by income than by capital appreciation. In our view, GNMAs are priced close to fair value given current market conditions, but we believe that the MBS sector will continue to be attractive to investors seeking high-quality assets with excellent liquidity. As with virtually all bond funds, however, this one is exposed to interest rate risk and, because bond yields and prices move inversely, the potential for loss of principal exists if and when interest rates rise. We continue to monitor macroeconomic conditions and the pace of Fed tapering to manage this risk and, over the long term, we believe that GNMAs’ yield advantage over Treasuries still offers compelling opportunities.

Michael F. Garrett Senior Vice President and Fixed Income Portfolio Manager Wellington Management Company, llp February 14, 2014

15

Short-Term Treasury Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFISX		VFIRX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.34%		0.44%

Financial Attributes

		Barclays Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	81	143	8,727
Yield to Maturity
(before expenses)	0.5%	0.6%	2.3%
Average Coupon	1.2%	1.6%	3.3%
Average Duration	2.2 years	2.6 years	5.5 years
Average Effective
Maturity	2.3 years	2.7 years	7.6 years
Short-Term
Reserves	-0.3%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.93	0.63
Beta	0.74	0.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	-0.3%
1 - 3 Years	81.4
3 - 5 Years	18.5
5 - 7 Years	0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 7, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

16

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Investor
Shares	0.28%	1.46%	2.79%	$13,163
Barclays U.S. 1–5 Year Treasury Bond
••••••••
Index	0.38	1.81	3.11	13,586

– – – – Short-Term U.S. Treasury Funds

Average	-0.40	1.02	2.30	12,554
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	15,703
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	0.38%	1.57%	2.91%	$66,595
Barclays U.S. 1–5 Year Treasury Bond Index	0.38	1.81	3.11	67,928
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

17

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	2.64%	-1.79%	0.85%	0.95%
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	-0.10%	1.38%	2.16%	0.62%	2.78%
Admiral Shares	2/13/2001	0.00	1.49	2.28	0.62	2.90

18

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.7%)
U.S. Government Securities (99.7%)
United States Treasury Note/Bond	0.250%	2/15/15	100,000	100,094
United States Treasury Note/Bond	0.250%	2/28/15	225,000	225,211
United States Treasury Note/Bond	2.375%	2/28/15	93,000	95,180
United States Treasury Note/Bond	0.375%	4/15/15	414,000	415,035
United States Treasury Note/Bond	0.125%	4/30/15	110,000	109,932
United States Treasury Note/Bond	2.500%	4/30/15	20,000	20,575
United States Treasury Note/Bond	0.250%	5/15/15	110,000	110,103
United States Treasury Note/Bond	4.125%	5/15/15	163,000	171,176
United States Treasury Note/Bond	2.125%	5/31/15	80,000	82,038
United States Treasury Note/Bond	0.375%	6/15/15	131,000	131,327
United States Treasury Note/Bond	0.250%	7/31/15	150,000	150,093
United States Treasury Note/Bond	1.750%	7/31/15	60,000	61,360
United States Treasury Note/Bond	4.250%	8/15/15	15,000	15,926
United States Treasury Note/Bond	0.375%	8/31/15	100,000	100,219
United States Treasury Note/Bond	1.250%	8/31/15	171,000	173,726
United States Treasury Note/Bond	0.250%	9/30/15	160,000	160,026
United States Treasury Note/Bond	1.250%	9/30/15	27,000	27,443
United States Treasury Note/Bond	0.250%	10/15/15	48,000	47,992
United States Treasury Note/Bond	0.250%	10/31/15	157,000	156,951
United States Treasury Note/Bond	1.250%	10/31/15	257,000	261,377
United States Treasury Note/Bond	0.250%	11/30/15	8,000	7,996
United States Treasury Note/Bond	1.375%	11/30/15	5,000	5,098
United States Treasury Note/Bond	0.250%	12/31/15	152,000	151,857
United States Treasury Note/Bond	2.125%	12/31/15	25,000	25,860
United States Treasury Note/Bond	0.375%	1/31/16	35,000	35,027
United States Treasury Note/Bond	2.000%	1/31/16	222,000	229,353
United States Treasury Note/Bond	4.500%	2/15/16	106,000	114,944
United States Treasury Note/Bond	2.125%	2/29/16	137,000	141,988
United States Treasury Note/Bond	2.625%	2/29/16	112,000	117,233
United States Treasury Note/Bond	0.250%	4/15/16	83,000	82,728
United States Treasury Note/Bond	2.000%	4/30/16	132,000	136,641
United States Treasury Note/Bond	2.625%	4/30/16	67,000	70,298
United States Treasury Note/Bond	0.250%	5/15/16	139,000	138,436
United States Treasury Note/Bond	0.500%	6/15/16	130,000	130,122
United States Treasury Note/Bond	1.500%	6/30/16	16,000	16,390
United States Treasury Note/Bond	3.250%	6/30/16	25,000	26,660
United States Treasury Note/Bond	0.625%	7/15/16	100,000	100,328
United States Treasury Note/Bond	1.500%	7/31/16	20,000	20,491

19

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	0.625%	8/15/16	86,000	86,215
	United States Treasury Note/Bond	4.875%	8/15/16	30,000	33,281
	United States Treasury Note/Bond	1.000%	8/31/16	90,000	91,055
	United States Treasury Note/Bond	3.000%	8/31/16	51,000	54,219
	United States Treasury Note/Bond	0.875%	9/15/16	77,000	77,650
	United States Treasury Note/Bond	1.000%	9/30/16	52,000	52,577
	United States Treasury Note/Bond	3.000%	9/30/16	43,000	45,755
	United States Treasury Note/Bond	0.625%	10/15/16	51,000	51,064
	United States Treasury Note/Bond	1.000%	10/31/16	9,000	9,093
	United States Treasury Note/Bond	0.625%	11/15/16	139,000	139,065
	United States Treasury Note/Bond	7.500%	11/15/16	20,000	23,784
	United States Treasury Note/Bond	0.875%	11/30/16	115,000	115,773
	United States Treasury Note/Bond	0.625%	12/15/16	140,000	139,957
	United States Treasury Note/Bond	0.875%	12/31/16	55,000	55,318
	United States Treasury Note/Bond	0.750%	1/15/17	125,000	125,292
	United States Treasury Note/Bond	0.875%	1/31/17	110,000	110,516
	United States Treasury Note/Bond	1.000%	3/31/17	35,000	35,230
	United States Treasury Note/Bond	3.250%	3/31/17	9,000	9,692
	United States Treasury Note/Bond	0.875%	4/30/17	155,000	155,242
	United States Treasury Note/Bond	0.625%	5/31/17	55,000	54,570
	United States Treasury Note/Bond	2.500%	6/30/17	40,000	42,138
	United States Treasury Note/Bond	0.500%	7/31/17	25,000	24,625
	United States Treasury Note/Bond	2.375%	7/31/17	8,000	8,392
	United States Treasury Note/Bond	1.875%	9/30/17	70,000	72,176
	United States Treasury Note/Bond	0.750%	10/31/17	45,000	44,515
	United States Treasury Note/Bond	0.625%	11/30/17	111,000	109,110
	United States Treasury Note/Bond	0.750%	12/31/17	141,000	139,061
	United States Treasury Note/Bond	0.875%	1/31/18	50,000	49,476
	United States Treasury Note/Bond	0.625%	4/30/18	46,000	44,850
	United States Treasury Note/Bond	1.000%	5/31/18	38,000	37,572
	United States Treasury Note/Bond	1.375%	6/30/18	9,817	9,848
	United States Treasury Note/Bond	2.375%	6/30/18	8,000	8,375
	United States Treasury Note/Bond	1.375%	7/31/18	12,000	12,026
	United States Treasury Note/Bond	2.250%	7/31/18	7,000	7,287
	United States Treasury Note/Bond	1.500%	8/31/18	37,000	37,231
1	United States Treasury Note/Bond	1.250%	10/31/18	76,000	75,418
	United States Treasury Note/Bond	1.750%	10/31/18	35,000	35,558
	United States Treasury Note/Bond	1.250%	11/30/18	25,000	24,770
	United States Treasury Note/Bond	1.500%	12/31/18	52,000	52,065
	United States Treasury Note/Bond	1.500%	1/31/19	24,000	24,007
					6,491,082
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	7.000%	11/1/15–3/1/16	158	166
[2,3]	Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	290	321
[2,3]	Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	53	53
					540
Total U.S. Government and Agency Obligations (Cost $6,479,181)					6,491,622

				Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
4	Vanguard Market Liquidity Fund
	(Cost $29,808)	0.130%		29,808,220	29,808
Total Investments (100.2%) (Cost $6,508,989)					6,521,430

20

Short-Term Treasury Fund

			Market
	Expiration		Value
	Date	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 124.50	2/21/14	206	(303)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 125.50	2/21/14	209	(160)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 122.50	2/21/14	415	(13)
Total Liability for Options Written (Premiums received $267)			(476)
Other Assets and Liabilities (-0.2%)
Other Assets			163,090
Other Liabilities			(172,595)
			(9,505)
Net Assets (100%)			6,511,449

At January 31, 2014, net assets consisted of:
			Amount
			($000)
Paid-in Capital			6,497,814
Undistributed Net Investment Income			—
Accumulated Net Realized Gains			1,941
Unrealized Appreciation (Depreciation)
Investment Securities			12,441
Futures Contracts			(538)
Options on Futures Contracts			(209)
Net Assets			6,511,449

Investor Shares—Net Assets
Applicable to 107,524,799 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,151,129
Net Asset Value Per Share—Investor Shares			$10.71

Admiral Shares—Net Assets
Applicable to 500,696,311 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			5,360,320
Net Asset Value Per Share—Admiral Shares			$10.71

See Note A in Notes to Financial Statements.
1 Securities with a value of $3,007,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Interest[1]	35,752
Total Income	35,752
Expenses
The Vanguard Group—Note B
Investment Advisory Services	589
Management and Administrative—Investor Shares	2,009
Management and Administrative—Admiral Shares	3,200
Marketing and Distribution—Investor Shares	359
Marketing and Distribution—Admiral Shares	1,239
Custodian Fees	72
Auditing Fees	32
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	37
Trustees’ Fees and Expenses	6
Total Expenses	7,609
Net Investment Income	28,143
Realized Net Gain (Loss)
Investment Securities Sold	11,348
Futures Contracts	(488)
Options on Futures Contracts	(202)
Realized Net Gain (Loss)	10,658
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(15,491)
Futures Contracts	(193)
Options on Futures Contracts	(219)
Change in Unrealized Appreciation (Depreciation)	(15,903)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,898
1 Interest income from an affiliated company of the fund was $7,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,143	31,281
Realized Net Gain (Loss)	10,658	39,452
Change in Unrealized Appreciation (Depreciation)	(15,903)	(43,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,898	26,838
Distributions
Net Investment Income
Investor Shares	(4,697)	(6,758)
Admiral Shares	(23,446)	(24,523)
Realized Capital Gain[1]
Investor Shares	(1,209)	(11,161)
Admiral Shares	(5,521)	(34,953)
Total Distributions	(34,873)	(77,395)
Capital Share Transactions
Investor Shares	(293,888)	(305,299)
Admiral Shares	490,529	137,798
Net Increase (Decrease) from Capital Share Transactions	196,641	(167,501)
Total Increase (Decrease)	184,666	(218,058)
Net Assets
Beginning of Period	6,326,783	6,544,841
End of Period	6,511,449	6,326,783

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $1,224,000 and $28,998,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.73	$10.81	$10.70	$10.81	$10.89
Investment Operations
Net Investment Income	.039	.044	.071	.116	.175
Net Realized and Unrealized Gain (Loss)
on Investments	(.009)	(.002)	.167	.089	.092
Total from Investment Operations	.030	.042	. 238.205		.267
Distributions
Dividends from Net Investment Income	(. 039)	(. 044)	(. 071)	(.116)	(.170)
Distributions from Realized Capital Gains	(.011)	(.078)	(.057)	(.199)	(.177)
Total Distributions	(. 050)	(.122)	(.128)	(.315)	(.347)
Net Asset Value, End of Period	$10.71	$10.73	$10.81	$10.70	$10.81

Total Return[1]	0.28%	0.39%	2.24%	1.92%	2.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,151	$1,448	$1,765	$1,874	$2,343
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.37%	0.41%	0.66%	1.07%	1.62%
Portfolio Turnover Rate	80%	176%[2]	302%[2]	124%	130%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 63% and 120% attributable to mortgage-dollar-roll activity in 2013 and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.73	$10.81	$10.70	$10.81	$10.89
Investment Operations
Net Investment Income	.050	.055	.082	.129	.187
Net Realized and Unrealized Gain (Loss)
on Investments	(.009)	(.002)	.167	.089	.092
Total from Investment Operations	.041	.053	. 249	. 218.279
Distributions
Dividends from Net Investment Income	(. 050)	(. 055)	(. 082)	(.129)	(.182)
Distributions from Realized Capital Gains	(.011)	(.078)	(.057)	(.199)	(.177)
Total Distributions	(. 061)	(.133)	(.139)	(. 328)	(.359)
Net Asset Value, End of Period	$10.71	$10.73	$10.81	$10.70	$10.81

Total Return	0.38%	0.49%	2.34%	2.05%	2.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,360	$4,879	$4,779	$4,690	$4,031
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.51%	0.76%	1.19%	1.72%
Portfolio Turnover Rate	80%	176%[1]	302%[1]	124%	130%
1 Includes 63% and 120% attributable to mortgage-dollar-roll activity in 2013 and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

26

Short-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on quarterly average market values.

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The fund had no open repurchase agreements at January 31, 2014.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $720,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

27

Short-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,491,622	—
Temporary Cash Investments	29,808	—	—
Futures Contracts—Assets[1]	59	—	—
Futures Contracts—Liabilities[1]	(249)	—	—
Liability for Options Written	(476)	—	—
Total	29,142	6,491,622	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2014	(416)	(52,312)	(538)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,506,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2014, the fund had $2,406,000 of long-term capital gains available for distribution.

28

Short-Term Treasury Fund

At January 31, 2014, the cost of investment securities for tax purposes was $6,510,239,000. Net unrealized appreciation of investment securities for tax purposes was $11,191,000, consisting of unrealized gains of $17,997,000 on securities that had risen in value since their purchase and $6,806,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $5,330,960,000 of investment securities and sold $5,052,074,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2014.

				Premiums
		Number of		Received
Options			Contracts	($000)
Balance at January 31, 2013			342	228
Options written			2,707	1,163
Options expired			—	—
Options closed			(2,219)	(1,124)
Options exercised			—	—
Options open at January 31, 2014			830	267

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	321,386	30,008	442,194	41,013
Issued in Lieu of Cash Distributions	5,396	504	16,294	1,515
Redeemed	(620,670)	(57,964)	(763,787)	(70,867)
Net Increase (Decrease)—Investor Shares	(293,888)	(27,452)	(305,299)	(28,339)
Admiral Shares
Issued	2,112,804	197,333	1,629,078	151,160
Issued in Lieu of Cash Distributions	25,544	2,385	54,615	5,078
Redeemed	(1,647,819)	(153,935)	(1,545,895)	(143,468)
Net Increase (Decrease)—Admiral Shares	490,529	45,783	137,798	12,770

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

29

Short-Term Federal Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VSGBX		VSGDX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.63%		0.73%

Financial Attributes

		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	92	660	8,727
Yield to Maturity
(before expenses)	0.8%	0.7%	2.3%
Average Coupon	1.5%	1.7%	3.3%
Average Duration	2.4 years	2.6 years	5.5 years
Average Effective
Maturity	2.8 years	2.7 years	7.6 years
Short-Term
Reserves	-4.4%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed			14.8%
Treasury/Agency			85.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.91	0.78
Beta	0.92	0.33

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	55.7
3 - 5 Years	37.1
5 - 7 Years	6.9
7 - 10 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 7, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

30

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Federal Fund Investor
Shares	0.22%	2.11%	3.16%	$13,643
Barclays U.S. 1–5 Year Government
••••••••
Bond Index	0.40	1.90	3.16	13,644

– – – – Short-Intermediate U.S. Government

Funds Average	-0.69	2.27	2.74	13,109
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	15,703
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares	0.33%	2.21%	3.26%	$68,897
Barclays U.S. 1–5 Year Government Bond
Index	0.40	1.90	3.16	68,220
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

31

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	2.76%	-1.78%	0.98%	1.15%
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	-0.35%	1.97%	2.51%	0.65%	3.16%
Admiral Shares	2/12/2001	-0.25	2.07	2.61	0.65	3.26

32

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.5%)
U.S. Government Securities (14.5%)
	United States Treasury Note/Bond	0.250%	3/31/15	70,500	70,566
	United States Treasury Note/Bond	0.375%	4/15/15	28,543	28,614
	United States Treasury Note/Bond	4.125%	5/15/15	11,750	12,339
	United States Treasury Note/Bond	0.250%	8/15/15	33,920	33,936
	United States Treasury Note/Bond	0.250%	9/15/15	6,000	6,001
	United States Treasury Note/Bond	2.250%	3/31/16	17,618	18,320
	United States Treasury Note/Bond	1.750%	5/31/16	3,775	3,888
	United States Treasury Note/Bond	0.625%	10/15/16	100,000	100,125
	United States Treasury Note/Bond	0.875%	11/30/16	56,750	57,131
	United States Treasury Note/Bond	0.750%	1/15/17	109,250	109,506
	United States Treasury Note/Bond	0.875%	1/31/17	196,750	197,673
1	United States Treasury Note/Bond	0.875%	4/30/17	29,424	29,470
	United States Treasury Note/Bond	0.625%	5/31/17	3,305	3,279
	United States Treasury Note/Bond	0.750%	3/31/18	5,600	5,497
	United States Treasury Note/Bond	0.625%	4/30/18	61,453	59,916
	United States Treasury Note/Bond	1.500%	1/31/19	21,750	21,757
	United States Treasury Note/Bond	2.125%	1/31/21	3,250	3,250
					761,268
Agency Bonds and Notes (73.8%)
2	Federal Home Loan Banks	2.750%	12/12/14	14,000	14,310
2	Federal Home Loan Banks	0.250%	1/16/15	77,925	77,980
2	Federal Home Loan Banks	0.250%	2/20/15	5,000	5,000
2	Federal Home Loan Banks	2.750%	3/13/15	70,000	71,865
2	Federal Home Loan Banks	0.375%	8/28/15	39,000	39,043
2	Federal Home Loan Banks	1.750%	9/11/15	21,000	21,458
2	Federal Home Loan Banks	2.875%	9/11/15	24,000	24,959
2	Federal Home Loan Banks	0.375%	2/19/16	18,750	18,727
3	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	1,750	1,758
3	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	29,250	29,389
3	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	36,825	36,978
[3,4]	Federal Home Loan Mortgage Corp.	0.500%	9/25/15	35,075	35,182
[3,4]	Federal Home Loan Mortgage Corp.	1.000%	3/14/16	31,025	31,054
[3,4]	Federal Home Loan Mortgage Corp.	0.600%	3/28/16	173,960	174,003
3	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	38,000	38,030
[3,4]	Federal Home Loan Mortgage Corp.	0.700%	9/27/16	25,000	24,958
3	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	129,900	130,612
3	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	193,000	193,380

33

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	6,500	6,534
3	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	85,000	84,973
3	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	67,500	67,386
3	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	98,500	96,823
[3,4]	Federal Home Loan Mortgage Corp.	1.200%	3/20/18	67,000	66,142
[3,4]	Federal Home Loan Mortgage Corp.	1.050%	4/25/18	57,000	55,763
3	Federal National Mortgage Assn.	0.375%	3/16/15	100,000	100,122
3	Federal National Mortgage Assn.	0.500%	7/2/15	263,350	264,182
3	Federal National Mortgage Assn.	2.375%	7/28/15	185,000	190,700
3	Federal National Mortgage Assn.	0.500%	9/28/15	235,750	236,467
3	Federal National Mortgage Assn.	1.625%	10/26/15	146,500	149,730
[3,4]	Federal National Mortgage Assn.	0.500%	1/29/16	127,000	127,090
[3,4]	Federal National Mortgage Assn.	0.550%	2/12/16	50,000	50,005
[3,4]	Federal National Mortgage Assn.	0.580%	2/26/16	167,300	167,345
3	Federal National Mortgage Assn.	0.500%	3/30/16	202,250	202,400
3	Federal National Mortgage Assn.	2.375%	4/11/16	85,250	88,752
[3,4]	Federal National Mortgage Assn.	0.750%	9/27/16	82,600	82,570
[3,4]	Federal National Mortgage Assn.	0.625%	10/25/16	100,000	99,526
[3,4]	Federal National Mortgage Assn.	1.000%	2/13/17	73,445	73,460
3	Federal National Mortgage Assn.	5.000%	2/13/17	6,000	6,750
3	Federal National Mortgage Assn.	5.000%	5/11/17	33,000	37,239
[3,4]	Federal National Mortgage Assn.	1.000%	8/14/17	35,000	34,800
[3,4]	Federal National Mortgage Assn.	1.070%	9/27/17	27,000	26,783
3	Federal National Mortgage Assn.	0.875%	10/26/17	73,500	72,579
[3,4]	Federal National Mortgage Assn.	1.000%	11/28/17	20,500	20,296
3	Federal National Mortgage Assn.	0.875%	2/8/18	44,000	43,282
[3,4]	Federal National Mortgage Assn.	1.200%	2/22/18	24,750	24,504
[3,4]	Federal National Mortgage Assn.	1.150%	2/28/18	80,000	78,865
[3,4]	Federal National Mortgage Assn.	1.200%	2/28/18	33,000	32,765
[3,4]	Federal National Mortgage Assn.	1.200%	2/28/18	50,000	49,409
[3,4]	Federal National Mortgage Assn.	1.000%	4/30/18	2,128	2,078
[3,4]	Federal National Mortgage Assn.	1.030%	5/21/18	40,000	39,199
[3,4]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	9,859
3	Federal National Mortgage Assn.	1.625%	11/27/18	21,750	21,761
3	Federal National Mortgage Assn.	1.875%	2/19/19	85,000	85,743
3	Federal National Mortgage Assn.	0.000%	10/9/19	130,000	112,817
					3,877,385
Conventional Mortgage-Backed Securities (10.2%)
[3,4]	Fannie Mae Pool	2.000%	10/1/27–2/1/29	12,845	12,578
[3,4,5] Fannie Mae Pool		2.500%	12/1/27–2/1/29	76,375	76,709
[3,4,5] Fannie Mae Pool		3.000%	12/1/20–2/1/29	73,681	76,038
[3,4,5] Fannie Mae Pool		3.500%	8/1/24–2/1/29	53,764	56,795
[3,4]	Fannie Mae Pool	4.000%	3/1/14–2/1/44	44,994	48,108
[3,4]	Fannie Mae Pool	4.500%	7/1/14–10/1/25	28,118	30,170
[3,4,5] Fannie Mae Pool		5.000%	5/1/14–2/1/29	23,333	25,010
[3,4,5] Fannie Mae Pool		5.500%	5/1/14–2/1/29	12,856	13,788
[3,4]	Fannie Mae Pool	6.000%	4/1/14–5/1/24	1,129	1,218
[3,4]	Fannie Mae Pool	6.500%	8/1/16–9/1/16	1,866	1,967
[3,4]	Fannie Mae Pool	7.500%	3/1/15–8/1/15	24	25
[3,4]	Fannie Mae Pool	8.000%	10/1/14–9/1/15	183	187
[3,4]	Freddie Mac Gold Pool	2.000%	5/1/28–9/1/28	10,837	10,593
[3,4]	Freddie Mac Gold Pool	2.500%	6/1/22–8/1/28	43,428	43,673
[3,4,5] Freddie Mac Gold Pool		3.000%	2/1/29	45,000	46,378
[3,4,5] Freddie Mac Gold Pool		3.500%	6/1/21–2/1/29	34,400	36,183
[3,4]	Freddie Mac Gold Pool	4.000%	1/1/15–9/1/26	24,599	26,227

34

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
[3,4] Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	17,466	18,687
[3,4] Freddie Mac Gold Pool	5.000%	4/1/14–6/1/25	9,965	10,709
[3,4] Freddie Mac Gold Pool	5.500%	8/1/14–9/1/21	368	388
[3,4] Freddie Mac Gold Pool	6.000%	10/1/18	139	145
				535,576
Total U.S. Government and Agency Obligations (Cost $5,171,458)				5,174,229

			Shares
Temporary Cash Investment (7.4%)
Money Market Fund (7.4%)
6 Vanguard Market Liquidity Fund
(Cost $389,662)	0.130%		389,662,197	389,662
Total Investments (105.9%) (Cost $5,561,120)				5,563,891

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.50		2/21/14	166	(244)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		2/21/14	167	(128)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $122.50		2/21/14	333	(10)
Total Liability for Options Written (Premiums received $215)				(382)
Other Assets and Liabilities (-5.9%)
Other Assets				61,198
Other Liabilities				(368,620)
				(307,422)
Net Assets (100%)				5,256,087

At January 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				5,263,868
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(9,764)
Unrealized Appreciation (Depreciation)
Investment Securities				2,771
Futures Contracts				(621)
Options on Futures Contracts				(167)
Net Assets				5,256,087

35

Short-Term Federal Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 97,936,893 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,051,398
Net Asset Value Per Share—Investor Shares	$10.74

Admiral Shares—Net Assets
Applicable to 391,663,479 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,204,689
Net Asset Value Per Share—Admiral Shares	$10.74

See Note A in Notes to Financial Statements.
1 Securities with a value of $5,120,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2014.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompany Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Statement of Assets and Liabilities
As of January 31, 2014

Amount
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,174,229
Affiliated Vanguard Funds	389,662
Total Investment in Securities	5,563,891
Receivables for Investment Securities Sold	45,263
Other Assets	15,935
Total Assets	5,625,089
Liabilities
Payables for Investment Securities Purchased	354,577
Option Contracts Written	382
Other Liabilities	14,043
Total Liabilities	369,002
Net Assets	5,256,087

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Interest[1]	40,602
Total Income	40,602
Expenses
The Vanguard Group—Note B
Investment Advisory Services	523
Management and Administrative—Investor Shares	2,391
Management and Administrative—Admiral Shares	2,435
Marketing and Distribution—Investor Shares	460
Marketing and Distribution—Admiral Shares	1,017
Custodian Fees	118
Auditing Fees	34
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	5
Total Expenses	7,041
Net Investment Income	33,561
Realized Net Gain (Loss)
Investment Securities Sold	(9,135)
Futures Contracts	481
Options on Futures Contracts	(180)
Realized Net Gain (Loss)	(8,834)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(9,893)
Futures Contracts	(678)
Options on Futures Contracts	(176)
Change in Unrealized Appreciation (Depreciation)	(10,747)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,980
1 Interest income from an affiliated company of the fund was $113,000.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,561	35,915
Realized Net Gain (Loss)	(8,834)	60,928
Change in Unrealized Appreciation (Depreciation)	(10,747)	(50,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,980	45,949
Distributions
Net Investment Income
Investor Shares	(8,218)	(11,919)
Admiral Shares	(25,343)	(23,996)
Realized Capital Gain[1]
Investor Shares	(1,032)	(25,183)
Admiral Shares	(2,115)	(44,423)
Total Distributions	(36,708)	(105,521)
Capital Share Transactions
Investor Shares	(825,235)	(376,391)
Admiral Shares	427,949	349,598
Net Increase (Decrease) from Capital Share Transactions	(397,286)	(26,793)
Total Increase (Decrease)	(420,014)	(86,365)
Net Assets
Beginning of Period	5,676,101	5,762,466
End of Period	5,256,087	5,676,101

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $1,049,000 and $50,615,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.78	$10.89	$10.77	$10.81	$10.81
Investment Operations
Net Investment Income	. 058.061		.106	.163	.253
Net Realized and Unrealized Gain (Loss)
on Investments	(.034)	.022	.225	.104	.174
Total from Investment Operations	.024	.083	.331	.267	.427
Distributions
Dividends from Net Investment Income	(.058)	(. 061)	(.106)	(.163)	(. 253)
Distributions from Realized Capital Gains	(. 006)	(.132)	(.105)	(.144)	(.174)
Total Distributions	(. 064)	(.193)	(. 211)	(. 307)	(.427)
Net Asset Value, End of Period	$10.74	$10.78	$10.89	$10.77	$10.81

Total Return[1]	0.22%	0.76%	3.09%	2.50%	4.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,051	$1,884	$2,282	$2,465	$2,542
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.54%	0.56%	0.97%	1.49%	2.29%
Portfolio Turnover Rate	418%[2]	436%[2]	411%[2]	211%[2]	370%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 87%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.78	$10.89	$10.77	$10.81	$10.81
Investment Operations
Net Investment Income	. 069	. 071.117		.176	.264
Net Realized and Unrealized Gain (Loss)
on Investments	(.034)	.022	.225	.104	.174
Total from Investment Operations	.035	.093	. 342	. 280.438
Distributions
Dividends from Net Investment Income	(.069)	(.071)	(.117)	(.176)	(. 264)
Distributions from Realized Capital Gains	(. 006)	(.132)	(.105)	(.144)	(.174)
Total Distributions	(.075)	(. 203)	(. 222)	(. 320)	(. 438)
Net Asset Value, End of Period	$10.74	$10.78	$10.89	$10.77	$10.81

Total Return	0.33%	0.86%	3.20%	2.62%	4.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,205	$3,792	$3,481	$3,419	$2,751
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.64%	0.66%	1.07%	1.61%	2.39%
Portfolio Turnover Rate	418%[1]	436%[1]	411%[1]	211%[1]	370%
1 Includes 87%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 12% and 9% of net assets, respectively, based on quarterly average aggregate settlement values.

42

Short-Term Federal Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on quarterly average market values.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The fund had no open repurchase agreements at January 31, 2014.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

43

Short-Term Federal Fund

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $580,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,174,229	—
Temporary Cash Investments	389,662	—	—
Futures Contracts—Assets[1]	161	—	—
Futures Contracts—Liabilities[1]	(756)	—	—
Liability for Options Written	(382)	—	—
Total	388,685	5,174,229	—
1 Represents variation margin on the last day of the reporting period.

44

Short-Term Federal Fund

D. At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2014	3,018	664,573	479
5-Year U.S. Treasury Note	March 2014	(3,187)	(384,432)	(430)
10-Year U.S. Treasury Note	March 2014	(717)	(90,163)	(590)
30-Year U.S. Treasury Bond	March 2014	(21)	(2,805)	(86)
Ultra Long U.S. Treasury Bond	March 2014	1	144	6
				(621)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at January 31, 2014, the fund had available capital losses totaling $9,541,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2014, the cost of investment securities for tax purposes was $5,561,906,000. Net unrealized appreciation of investment securities for tax purposes was $1,985,000, consisting of unrealized gains of $12,624,000 on securities that had risen in value since their purchase and $10,639,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $17,705,022,000 of investment securities and sold $18,305,865,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2014:

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at January 31, 2013	308	206
Options written	2,353	1,016
Options expired	—	—
Options closed	(1,995)	(1,007)
Options exercised	—	—
Options open at January 31, 2014	666	215

45

Short-Term Federal Fund

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	324,424	30,197	573,060	52,754
Issued in Lieu of Cash Distributions	8,470	789	34,055	3,148
Redeemed	(1,158,129)	(107,862)	(983,506)	(90,627)
Net Increase (Decrease)—Investor Shares	(825,235)	(76,876)	(376,391)	(34,725)
Admiral Shares
Issued	1,918,315	178,720	1,591,410	146,547
Issued in Lieu of Cash Distributions	23,765	2,213	60,955	5,633
Redeemed	(1,514,131)	(141,098)	(1,302,767)	(119,969)
Net Increase (Decrease) —Admiral Shares	427,949	39,835	349,598	32,211

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

46

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFITX		VFIUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	1.59%		1.69%

Financial Attributes

		Barclays Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	61	57	8,727
Yield to Maturity
(before expenses)	1.6%	2.1%	2.3%
Average Coupon	1.8%	2.4%	3.3%
Average Duration	5.2 years	6.6 years	5.5 years
Average Effective
Maturity	5.6 years	7.1 years	7.6 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.97	0.86
Beta	0.74	1.21

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
1 - 3 Years	0.3
3 - 5 Years	49.7
5 - 7 Years	28.7
7 - 10 Years	20.9

Distribution by Credit Quality (% of portfolio)

U.S. Government 100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 7, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

47

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund
Investor Shares	-0.74%	3.73%	4.69%	$15,814
Barclays U.S. 5–10 Year Treasury Bond
••••••••
Index	-1.47	4.08	5.11	16,461

– – – – General U.S. Treasury Funds Average	-2.13	3.83	4.84	16,035
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	15,703
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral
Shares	-0.64%	3.84%	4.82%	$80,092
Barclays U.S. 5–10 Year Treasury Bond Index	-1.47	4.08	5.11	82,304
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

48

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.48%	-1.34%	3.14%	3.61%
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	-3.09%	2.89%	3.34%	1.26%	4.60%
Admiral Shares	2/12/2001	-2.99	3.00	3.48	1.26	4.74

49

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (99.3%)
United States Treasury Note/Bond	0.375%	1/31/16	15,000	15,012
United States Treasury Note/Bond	0.875%	2/28/17	31,000	31,116
United States Treasury Note/Bond	3.000%	2/28/17	29,000	30,976
United States Treasury Note/Bond	3.250%	3/31/17	20,000	21,538
United States Treasury Note/Bond	0.625%	5/31/17	31,000	30,758
United States Treasury Note/Bond	2.750%	5/31/17	199,000	211,282
United States Treasury Note/Bond	2.500%	6/30/17	53,000	55,832
United States Treasury Note/Bond	0.500%	7/31/17	26,000	25,610
United States Treasury Note/Bond	2.375%	7/31/17	68,000	71,336
United States Treasury Note/Bond	1.875%	8/31/17	172,000	177,483
United States Treasury Note/Bond	0.625%	9/30/17	116,000	114,405
United States Treasury Note/Bond	1.875%	9/30/17	231,000	238,182
United States Treasury Note/Bond	0.750%	10/31/17	15,000	14,838
United States Treasury Note/Bond	1.875%	10/31/17	140,000	144,332
United States Treasury Note/Bond	0.750%	12/31/17	5,000	4,931
United States Treasury Note/Bond	0.875%	1/31/18	56,000	55,414
United States Treasury Note/Bond	2.625%	1/31/18	43,000	45,526
United States Treasury Note/Bond	0.750%	2/28/18	82,000	80,616
United States Treasury Note/Bond	0.750%	3/31/18	10,000	9,816
United States Treasury Note/Bond	0.625%	4/30/18	42,000	40,950
United States Treasury Note/Bond	1.000%	5/31/18	32,000	31,640
United States Treasury Note/Bond	1.375%	6/30/18	8,838	8,866
United States Treasury Note/Bond	2.375%	6/30/18	119,500	125,102
United States Treasury Note/Bond	2.250%	7/31/18	329,000	342,469
United States Treasury Note/Bond	1.500%	8/31/18	53,500	53,834
United States Treasury Note/Bond	1.375%	9/30/18	253,000	252,803
United States Treasury Note/Bond	1.375%	11/30/18	63,000	62,843
United States Treasury Note/Bond	1.375%	12/31/18	10,000	9,959
United States Treasury Note/Bond	1.500%	12/31/18	233,000	233,291
United States Treasury Note/Bond	1.250%	1/31/19	61,000	60,275
United States Treasury Note/Bond	1.500%	1/31/19	37,000	37,011
United States Treasury Note/Bond	1.375%	2/28/19	15,000	14,888
United States Treasury Note/Bond	1.500%	3/31/19	96,000	95,701
United States Treasury Note/Bond	1.250%	4/30/19	45,000	44,213
United States Treasury Note/Bond	1.000%	6/30/19	20,000	19,309
United States Treasury Note/Bond	0.875%	7/31/19	60,000	57,440
United States Treasury Note/Bond	1.000%	8/31/19	24,000	23,074

50

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.000%	9/30/19	94,000	90,240
United States Treasury Note/Bond	1.125%	12/31/19	111,000	106,664
United States Treasury Note/Bond	1.250%	2/29/20	24,000	23,134
United States Treasury Note/Bond	1.125%	3/31/20	26,000	24,822
United States Treasury Note/Bond	1.125%	4/30/20	11,000	10,479
United States Treasury Note/Bond	1.375%	5/31/20	8,000	7,726
United States Treasury Note/Bond	1.875%	6/30/20	6,000	5,967
United States Treasury Note/Bond	2.625%	8/15/20	98,500	102,363
United States Treasury Note/Bond	2.125%	8/31/20	13,000	13,087
United States Treasury Note/Bond	2.000%	9/30/20	3,500	3,491
United States Treasury Note/Bond	1.750%	10/31/20	80,000	78,387
1 United States Treasury Note/Bond	2.625%	11/15/20	601,000	623,165
United States Treasury Note/Bond	2.000%	11/30/20	12,500	12,430
United States Treasury Note/Bond	2.125%	8/15/21	142,500	141,209
United States Treasury Note/Bond	2.000%	11/15/21	108,500	106,041
United States Treasury Note/Bond	2.000%	2/15/22	111,000	107,930
United States Treasury Note/Bond	1.750%	5/15/22	63,000	59,771
United States Treasury Note/Bond	1.625%	8/15/22	72,000	67,208
United States Treasury Note/Bond	1.625%	11/15/22	170,000	157,835
United States Treasury Note/Bond	2.000%	2/15/23	100,000	95,484
United States Treasury Note/Bond	1.750%	5/15/23	280,100	260,275
United States Treasury Note/Bond	2.500%	8/15/23	45,400	44,925
United States Treasury Note/Bond	2.750%	11/15/23	16,000	16,137
				5,051,441
Conventional Mortgage-Backed Securities (0.0%)
[2,3] Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	61	64
Total U.S. Government and Agency Obligations (Cost $5,027,655)				5,051,505

			Shares
Temporary Cash Investment (0.5%)
[4]Money Market Fund (0.5%)
Vanguard Market Liquidity Fund
(Cost $24,819)	0.130%		24,819,102	24,819
Total Investments (99.8%) (Cost $5,052,474)				5,076,324

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 124.50		2/21/14	159	(234)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 125.50		2/21/14	161	(123)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 122.50		2/21/14	320	(10)
Total Liability for Options Written (Premiums received $206)				(367)
Other Assets and Liabilities (0.2%)
Other Assets				96,724
Other Liabilities				(84,104)
				12,620
Net Assets (100%)				5,088,577

51

Intermediate-Term Treasury Fund

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	5,054,480
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	10,815
Unrealized Appreciation (Depreciation)
Investment Securities	23,850
Futures Contracts	(407)
Options on Futures Contracts	(161)
Net Assets	5,088,577

Investor Shares—Net Assets
Applicable to 130,120,996 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,469,308
Net Asset Value Per Share—Investor Shares	$11.29

Admiral Shares—Net Assets
Applicable to 320,520,221 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,619,269
Net Asset Value Per Share—Admiral Shares	$11.29

See Note A in Notes to Financial Statements.
1 Securities with a value of $2,367,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Interest[1]	93,502
Total Income	93,502
Expenses
The Vanguard Group—Note B
Investment Advisory Services	537
Management and Administrative—Investor Shares	2,623
Management and Administrative—Admiral Shares	2,572
Marketing and Distribution—Investor Shares	477
Marketing and Distribution—Admiral Shares	842
Custodian Fees	66
Auditing Fees	34
Shareholders’ Reports—Investor Shares	45
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	6
Total Expenses	7,223
Net Investment Income	86,279
Realized Net Gain (Loss)
Investment Securities Sold	37,300
Futures Contracts	(545)
Options on Futures Contracts	(188)
Realized Net Gain (Loss)	36,567
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(167,486)
Futures Contracts	(23)
Options on Futures Contracts	(171)
Change in Unrealized Appreciation (Depreciation)	(167,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	(44,834)
1 Interest income from an affiliated company of the fund was $9,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,279	88,910
Realized Net Gain (Loss)	36,567	74,596
Change in Unrealized Appreciation (Depreciation)	(167,680)	(89,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	(44,834)	74,188
Distributions
Net Investment Income
Investor Shares	(24,769)	(29,937)
Admiral Shares	(61,510)	(58,973)
Realized Capital Gain[1]
Investor Shares	(7,344)	(28,688)
Admiral Shares	(17,593)	(52,996)
Total Distributions	(111,216)	(170,594)
Capital Share Transactions
Investor Shares	(384,585)	(450,758)
Admiral Shares	(384,439)	61,210
Net Increase (Decrease) from Capital Share Transactions	(769,024)	(389,548)
Total Increase (Decrease)	(925,074)	(485,954)
Net Assets
Beginning of Period	6,013,651	6,499,605
End of Period	5,088,577	6,013,651

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $52,317,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.60	$11.78	$11.34	$11.28	$11.78
Investment Operations
Net Investment Income	.170	.156	.226	.299	.356
Net Realized and Unrealized Gain (Loss)
on Investments	(.256)	(.028)	.931	.323	(.050)
Total from Investment Operations	(.086)	.128	1.157	.622	.306
Distributions
Dividends from Net Investment Income	(.170)	(.156)	(.226)	(.299)	(.354)
Distributions from Realized Capital Gains	(.054)	(.152)	(.491)	(.263)	(.452)
Total Distributions	(.224)	(.308)	(.717)	(.562)	(.806)
Net Asset Value, End of Period	$11.29	$11.60	$11.78	$11.34	$11.28

Total Return[1]	-0.74%	1.10%	10.36%	5.59%	2.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,469	$1,902	$2,385	$2,259	$2,420
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.33%	1.92%	2.58%	3.08%
Portfolio Turnover Rate	42%	117%[2]	273%[2]	80%	109%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 64% and 119% attributable to mortgage-dollar-roll activity in 2013 and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.60	$11.78	$11.34	$11.28	$11.78
Investment Operations
Net Investment Income	.181	.168	.237	.313	.371
Net Realized and Unrealized Gain (Loss)
on Investments	(.256)	(.028)	.931	.323	(.050)
Total from Investment Operations	(.075)	.140	1.168	.636	.321
Distributions
Dividends from Net Investment Income	(.181)	(.168)	(.237)	(.313)	(.369)
Distributions from Realized Capital Gains	(.054)	(.152)	(.491)	(.263)	(.452)
Total Distributions	(.235)	(.320)	(.728)	(.576)	(.821)
Net Asset Value, End of Period	$11.29	$11.60	$11.78	$11.34	$11.28

Total Return	-0.64%	1.20%	10.47%	5.72%	2.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,619	$4,112	$4,115	$4,101	$3,556
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.43%	2.02%	2.70%	3.21%
Portfolio Turnover Rate	42%	117%[1]	273%[1]	80%	109%
1 Includes 64% and 119% attributable to mortgage-dollar-roll activity in 2013 and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

57

Intermediate-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on quarterly average market values.

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The fund had no open repurchase agreements at January 31, 2014.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $557,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

58

Intermediate-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,051,505	—
Temporary Cash Investments	24,819	—	—
Futures Contracts—Assets[1]	64	—	—
Futures Contracts—Liabilities[1]	(230)	—	—
Liability for Options Written	(367)	—	—
Total	24,286	5,051,505	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U. S. Treasury Note	March 2014	(320)	(40,240)	(407)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,889,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2014, the fund had $11,972,000 of long-term capital gains available for distribution.

59

Intermediate-Term Treasury Fund

At January 31, 2014, the cost of investment securities for tax purposes was $5,054,199,000. Net unrealized appreciation of investment securities for tax purposes was $22,125,000, consisting of unrealized gains of $76,390,000 on securities that had risen in value since their purchase and $54,265,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $2,310,604,000 of investment securities and sold $3,055,772,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2014.

				Premiums
		Number of		Received
Options			Contracts	($000)
Balance at January 31, 2013			328	219
Options written			2,402	1,037
Options expired			—	—
Options closed			(2,090)	(1,050)
Options exercised			—	—
Options open at January 31, 2014			640	206

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	289,640	25,287	521,578	44,439
Issued in Lieu of Cash Distributions	29,371	2,579	50,997	4,368
Redeemed	(703,596)	(61,697)	(1,023,333)	(87,273)
Net Increase (Decrease)—Investor Shares	(384,585)	(33,831)	(450,758)	(38,466)
Admiral Shares
Issued	749,650	65,584	993,351	84,642
Issued in Lieu of Cash Distributions	65,491	5,753	97,448	8,345
Redeemed	(1,199,580)	(105,270)	(1,029,589)	(87,732)
Net Increase (Decrease) —Admiral Shares	(384,439)	(33,933)	61,210	5,255

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

60

GNMA Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFIIX		VFIJX
Expense Ratio[1]	0.21%		0.11%
30-Day SEC Yield	2.67%		2.77%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	36	143	8,727
Yield to Maturity
(before expenses)	3.2%	2.6%	2.3%
Average Coupon	3.7%	4.0%	3.3%
Average Duration	5.8 years	5.7 years	5.5 years
Average Effective
Maturity	8.3 years	8.4 years	7.6 years
Short-Term
Reserves	1.0%	—	—

Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Government Mortgage-Backed	99.9%
Treasury/Agency	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.97	0.78
Beta	1.05	0.90

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5.0%	74.3%
5.0% to 6.0%	17.9
6.0% to 7.0%	7.0
7.0% and Above	0.8

Investment Focus

1 The expense ratios shown are from the prospectus dated February 7, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

61

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	GNMA Fund Investor Shares	0.34%	4.39%	4.72%	$15,857
••••••••	Barclays U.S. GNMA Bond Index	0.25	4.38	4.82	16,013

– – – –	GNMA Funds Average	-0.60	4.24	4.16	15,028
	Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	15,703
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
GNMA Fund Admiral Shares		0.44%	4.50%	4.82%	$80,068
Barclays U.S. GNMA Bond Index		0.25	4.38	4.82	80,067
Barclays U.S. Aggregate Bond Index		0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

62

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.69%	-0.38%	4.31%	4.42%
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	-2.22%	3.95%	4.09%	0.48%	4.57%
Admiral Shares	2/12/2001	-2.13	4.06	4.19	0.48	4.67

63

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
Conventional Mortgage-Backed Securities (97.7%)
[1,2,3] Fannie Mae Pool		2.500%	2/1/44	354,100	328,980
[1,2]	Fannie Mae Pool	2.950%	5/1/28	17,797	16,776
[1,2,3] Fannie Mae Pool		3.000%	2/1/44	638,700	620,740
[1,2]	Fannie Mae Pool	3.360%	11/1/23	12,471	12,571
[1,2]	Fannie Mae Pool	3.460%	9/1/23	133,822	136,965
[1,2,3] Fannie Mae Pool		3.500%	6/1/42–2/1/44	467,529	474,360
[1,2]	Fannie Mae Pool	3.640%	1/1/24	4,400	4,467
[1,2]	Fannie Mae Pool	3.665%	1/1/24	38,550	39,303
[1,2]	Fannie Mae Pool	3.680%	1/1/24	3,492	3,563
[1,2]	Fannie Mae Pool	3.690%	10/1/42	1,868	1,791
[1,2]	Fannie Mae Pool	3.740%	8/1/23	15,500	15,886
[1,2]	Fannie Mae Pool	3.750%	7/1/25	4,800	4,900
[1,2]	Fannie Mae Pool	3.755%	8/1/25	7,311	7,479
[1,2]	Fannie Mae Pool	3.790%	8/1/25	2,629	2,700
[1,2]	Fannie Mae Pool	3.820%	11/1/25	11,333	11,630
[1,2]	Fannie Mae Pool	3.870%	10/1/25	16,167	16,689
[1,2]	Fannie Mae Pool	3.910%	11/1/25	13,000	13,371
[1,2]	Fannie Mae Pool	3.930%	11/1/25	6,000	6,183
[1,2]	Fannie Mae Pool	3.940%	8/1/25	12,333	12,781
[1,2]	Fannie Mae Pool	3.990%	9/1/25	9,834	10,024
[1,2]	Fannie Mae Pool	4.060%	9/1/25–10/1/28	21,748	22,757
[1,2]	Fannie Mae Pool	4.140%	2/1/29	3,089	3,142
[1,2]	Fannie Mae Pool	4.150%	10/1/28	11,841	12,319
[1,2]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,985	5,213
[1,2]	Fannie Mae Pool	4.380%	10/1/28	10,120	10,689
[1,2]	Fannie Mae Pool	4.400%	8/1/28	2,305	2,439
[1,2]	Fannie Mae Pool	5.000%	11/1/40–4/1/41	21,248	23,360
[1,2]	Fannie Mae Pool	5.180%	2/1/26	3,089	3,464
[1,2]	Fannie Mae Pool	6.000%	7/1/22	16	18
[1,2,3] Freddie Mac Gold Pool		3.000%	4/1/42–2/1/44	2,429,803	2,358,686
[1,2]	Freddie Mac Gold Pool	3.500%	3/1/42–10/1/42	298,133	302,014
1	Ginnie Mae I Pool	2.500%	11/15/42–12/1/43	165,523	157,308
[1,3]	Ginnie Mae I Pool	3.000%	11/15/41–2/1/44	1,514,097	1,502,189
1	Ginnie Mae I Pool	3.500%	8/15/39–2/1/44	1,249,389	1,288,766
1	Ginnie Mae I Pool	3.750%	7/15/42	6,932	7,253
1	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	12,413	12,987
1	Ginnie Mae I Pool	4.000%	6/15/19–2/1/44	1,935,844	2,061,469

64

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Ginnie Mae I Pool	4.500%	5/15/19–2/1/44	2,248,268	2,446,783
1	Ginnie Mae I Pool	5.000%	1/15/30–2/1/44	1,991,252	2,193,270
1	Ginnie Mae I Pool	5.500%	2/15/14–2/1/44	1,277,851	1,417,245
1	Ginnie Mae I Pool	6.000%	10/15/16–6/15/41	830,451	919,689
1	Ginnie Mae I Pool	6.500%	3/15/14–7/15/40	641,409	709,105
1	Ginnie Mae I Pool	7.000% 11/15/31–11/15/36		113,840	130,385
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	74	76
1	Ginnie Mae I Pool	7.500%	10/15/31	43,838	50,381
1	Ginnie Mae I Pool	7.750%	2/15/27	29	30
1	Ginnie Mae I Pool	8.000%	8/15/31	18,880	21,815
1	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	3,901	4,080
1	Ginnie Mae I Pool	9.000%	4/15/16–5/15/21	1,911	1,981
1	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	8	8
1	Ginnie Mae I Pool	9.500%	3/15/16–8/15/21	1,295	1,354
1	Ginnie Mae I Pool	10.000%	2/15/16–7/15/19	31	32
1	Ginnie Mae I Pool	11.000%	2/15/18	3	3
1	Ginnie Mae II Pool	2.500%	4/20/43	34,219	32,500
1	Ginnie Mae II Pool	3.000%	1/20/42–5/20/42	54,300	53,926
[1,3]	Ginnie Mae II Pool	3.500%	4/20/42–2/1/44	2,300,513	2,368,932
[1,3]	Ginnie Mae II Pool	4.000%	6/20/39–2/1/44	2,632,667	2,797,220
[1,3]	Ginnie Mae II Pool	4.500%	12/20/32–2/1/44	2,119,297	2,304,434
1	Ginnie Mae II Pool	5.000%	10/20/32–7/20/42	874,758	965,536
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	97,394	107,618
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	138,136	154,143
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	3,642	4,051
1	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	410	441
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	252	285
1	Ginnie Mae II Pool	8.000%	12/20/15–4/20/16	17	17
1	Ginnie Mae II Pool	8.500%	4/20/16–1/20/17	192	199
1	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	49	54
1	Ginnie Mae II Pool	10.000%	11/20/15–8/20/18	15	17
1	Ginnie Mae II Pool	11.000%	7/20/14–2/20/16	2	2
1	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	14	14
1	Ginnie Mae II Pool	11.500%	9/20/15–11/20/15	2	2
1	Ginnie Mae II Pool	12.000%	6/20/14–12/20/15	7	6
1	Ginnie Mae II Pool	12.500%	6/20/14–7/20/15	1	1
1	Ginnie Mae II Pool	13.500%	9/20/14–10/20/14	1	1
					26,200,868
Nonconventional Mortgage-Backed Securities (1.4%)
[1,2]	Fannie Mae REMICS	3.000%	11/25/42–6/25/43	70,350	55,699
[1,2]	Fannie Mae REMICS	3.500%	7/25/43	18,216	16,374
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	11,605	12,982
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	108,843	90,727
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	36,439	40,815
[1,4]	Ginnie Mae REMICS	0.357%	2/20/37	9,649	9,571
1	Ginnie Mae REMICS	2.500%	8/16/42–11/20/43	32,321	25,652
1	Ginnie Mae REMICS	3.000%	3/20/43	10,692	9,553
1	Ginnie Mae REMICS	3.500%	7/20/43	23,327	23,010
1	Ginnie Mae REMICS	4.500%	6/20/39	10,892	11,595
1	Ginnie Mae REMICS	5.000%	6/16/37	35,467	38,882
1	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	30,686	34,424
1	Ginnie Mae REMICS	6.500%	4/20/31	2,919	3,356
					372,640
Total U.S. Government and Agency Obligations (Cost $26,081,018)					26,573,508

65

GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Temporary Cash Investments (13.4%)
Repurchase Agreements (4.6%)
Bank of America Securities, LLC
(Dated 1/31/14, Repurchase Value $17,200,000,
collateralized by Federal Home Loan Mortgage
Corp. 4.000%, 3/1/43, with a value of
$17,544,000)	0.020%	2/3/14	17,200	17,200
Bank of Montreal
(Dated 1/31/14, Repurchase Value $50,000,000,
collateralized by Federal National Mortgage Assn.
2.500%–3.500%, 11/1/27–8/1/33, with a value of
$51,514,000)	0.030%	2/3/14	50,000	50,000
Bank of Montreal
(Dated 1/31/14, Repurchase Value $50,000,000,
collateralized by U.S. Treasury Note/Bond
1.375%–1.500%, 1/31/19–5/31/20, with a value
of $51,000,000)	0.020%	2/3/14	50,000	50,000
Barclays Capital Inc.
(Dated 1/31/14, Repurchase Value $7,700,000,
collateralized by U.S. Treasury Note/Bond
0.750%, 6/30/17, with a value of $7,854,000)	0.020%	2/3/14	7,700	7,700
Citigroup Global Markets Inc.
(Dated 1/31/14, Repurchase Value $212,700,000,
collateralized by U.S. Treasury Note/Bond
1.000%–7.625%, 11/30/15–2/15/31, and
Federal Home Loan Mortgage Corp. 0.000%,
1/26/15, with a value of $216,954,000)	0.020%	2/3/14	212,700	212,700
Credit Suisse Securities (USA), LLC
(Dated 1/31/14, Repurchase Value $4,300,000,
collateralized by U.S. Treasury Note/Bond
3.000%, 8/31/16, with a value of $4,387,000)	0.010%	2/3/14	4,300	4,300
HSBC Bank USA
(Dated 1/31/14, Repurchase Value $69,100,000,
collateralized by Federal National Mortgage Assn.
2.500%–4.500%, 11/1/27–1/1/41, with a value of
$70,486,000)	0.020%	2/3/14	69,100	69,100
HSBC Bank USA
(Dated 1/31/14, Repurchase Value $175,000,000,
collateralized by Federal National Mortgage Assn.
2.500%–4.500%, 11/1/27–6/1/42, with a value of
$178,504,000)	0.020%	2/3/14	175,000	175,000
RBC Capital Markets LLC
(Dated 1/31/14, Repurchase Value $60,000,000,
collateralized by Federal National Mortgage Assn.
3.500%, 8/1/42, with a value of $61,200,000)	0.020%	2/3/14	60,000	60,000
RBS Securities, Inc.
(Dated 1/31/14, Repurchase Value $469,501,000,
collateralized by U.S. Treasury Note/Bond
0.250%–3.125%, 9/15/15–10/31/20, with a value
of $478,890,000)	0.020%	2/3/14	469,500	469,500

66

GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 1/31/14, Repurchase Value $122,000,000,
collateralized by Federal Farm Credit Bank
0.136%–0.190%, 9/22/15–9/12/16,
Federal Home Loan Bank 0.000%, 1/10/17,
Federal Home Loan Mortgage Corp.
0.500%–5.500%, 5/13/16–12/1/43, and
Federal National Mortgage Assn.
0.500%–4.000%, 7/2/15–2/1/42, with a value
of $124,472,000)	0.030%	2/3/14	122,000	122,000
				1,237,500
U.S. Government and Agency Obligations (8.8%)
United States Treasury Bill	0.025%–0.030%	3/6/14	850,000	849,978
United States Treasury Bill	0.030%–0.031%	4/17/14	1,500,000	1,499,910
				2,349,888
Total Temporary Cash Investments (Cost $3,587,384)				3,587,388
Total Investments (112.5%) (Cost $29,668,402)				30,160,896
Other Assets and Liabilities (-12.5%)
Other Assets[5]				2,896,423
Liabilities				(6,244,763)
				(3,348,340)
Net Assets (100%)				26,812,556

At January 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				26,613,411
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(303,474)
Unrealized Appreciation (Depreciation)
Investment Securities				492,494
Futures Contracts				10,125
Net Assets				26,812,556

Investor Shares—Net Assets
Applicable to 898,455,211 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				9,535,396
Net Asset Value Per Share—Investor Shares				$10.61

67

GNMA Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 1,627,908,741 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,277,160
Net Asset Value Per Share—Admiral Shares	$10.61

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2014.
4 Adjustable-rate security.
5 Cash of $6,837,000 has been segregated as initial margin for open futures contracts.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

68

GNMA Fund

Statement of Assets and Liabilities
As of January 31, 2014

Amount
($000)
Assets
Investments in Securities, at Value	30,160,896
Receivables for Investment Securities Sold	2,756,626
Other Assets	139,797
Total Assets	33,057,319
Liabilities
Payables for Investment Securities Purchased	6,148,053
Other Liabilities	96,710
Total Liabilities	6,244,763
Net Assets	26,812,556

See accompanying Notes, which are an integral part of the Financial Statements.

69

GNMA Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Interest	807,898
Total Income	807,898
Expenses
Investment Advisory Fees—Note B	3,017
The Vanguard Group—Note C
Management and Administrative—Investor Shares	19,184
Management and Administrative—Admiral Shares	15,699
Marketing and Distribution—Investor Shares	2,742
Marketing and Distribution—Admiral Shares	4,324
Custodian Fees	1,308
Auditing Fees	32
Shareholders’ Reports—Investor Shares	294
Shareholders’ Reports—Admiral Shares	123
Trustees’ Fees and Expenses	70
Total Expenses	46,793
Net Investment Income	761,105
Realized Net Gain (Loss)
Investment Securities Sold	(206,810)
Futures Contracts	(44,016)
Realized Net Gain (Loss)	(250,826)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(620,075)
Futures Contracts	11,784
Change in Unrealized Appreciation (Depreciation)	(608,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	(98,012)

See accompanying Notes, which are an integral part of the Financial Statements.

70

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	761,105	1,053,577
Realized Net Gain (Loss)	(250,826)	423,815
Change in Unrealized Appreciation (Depreciation)	(608,291)	(900,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	(98,012)	577,220
Distributions
Net Investment Income
Investor Shares	(259,379)	(383,317)
Admiral Shares	(501,726)	(670,260)
Realized Capital Gain[1]
Investor Shares	(12,113)	(157,942)
Admiral Shares	(22,747)	(277,544)
Total Distributions	(795,965)	(1,489,063)
Capital Share Transactions
Investor Shares	(3,898,916)	(1,084,661)
Admiral Shares	(7,266,306)	1,910,789
Net Increase (Decrease) from Capital Share Transactions	(11,165,222)	826,128
Total Increase (Decrease)	(12,059,199)	(85,715)
Net Assets
Beginning of Period	38,871,755	38,957,470
End of Period	26,812,556	38,871,755

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $6,972,000 and $262,409,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

71

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.83	$11.09	$10.73	$10.76	$10.53
Investment Operations
Net Investment Income	. 244	. 288.353		.359	.402
Net Realized and Unrealized Gain (Loss)
on Investments	(.210)	(.139)	.488	.245	.302
Total from Investment Operations	.034	.149	.841	.604	.704
Distributions
Dividends from Net Investment Income	(.244)	(.288)	(. 353)	(. 359)	(. 402)
Distributions from Realized Capital Gains	(. 010)	(.121)	(.128)	(.275)	(.072)
Total Distributions	(. 254)	(. 409)	(. 481)	(. 634)	(. 474)
Net Asset Value, End of Period	$10.61	$10.83	$11.09	$10.73	$10.76

Total Return[1]	0.34%	1.35%	7.96%	5.71%	6.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,535	$13,745	$15,151	$14,384	$17,800
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.59%	3.25%	3.26%	3.71%
Portfolio Turnover Rate[2]	167%	130%	189%	386%	272%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 149%, 82%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

72

GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.83	$11.09	$10.73	$10.76	$10.53
Investment Operations
Net Investment Income	.255	.299	.364	.372	.413
Net Realized and Unrealized Gain (Loss)
on Investments	(.210)	(.139)	.488	.245	.302
Total from Investment Operations	.045	.160	.852	.617	.715
Distributions
Dividends from Net Investment Income	(. 255)	(. 299)	(. 364)	(. 372)	(. 413)
Distributions from Realized Capital Gains	(. 010)	(.121)	(.128)	(.275)	(.072)
Total Distributions	(. 265)	(. 420)	(. 492)	(. 647)	(.485)
Net Asset Value, End of Period	$10.61	$10.83	$11.09	$10.73	$10.76

Total Return	0.44%	1.45%	8.07%	5.84%	6.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,277	$25,127	$23,806	$21,612	$18,457
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.69%	3.35%	3.38%	3.81%
Portfolio Turnover Rate[1]	167%	130%	189%	386%	272%
1 Includes 149%, 82%, 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

73

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 5% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

74

GNMA Fund

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

75

GNMA Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2014, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $2,964,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	26,573,508	—
Temporary Cash Investments	—	3,587,388	—
Futures Contracts—Assets[1]	1,265	—	—
Futures Contracts—Liabilities[1]	(319)	—	—
Total	946	30,160,896	—
1 Represents variation margin on the last day of the reporting period.

76

GNMA Fund

E. At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2014	8,224	992,020	10,411
10-Year U.S. Treasury Note	March 2014	(1,073)	(134,930)	(801)
30-Year U.S. Treasury Bond	March 2014	141	18,837	515
				10,125

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at January 31, 2014, the fund had available capital losses totaling $281,908,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2014, the cost of investment securities for tax purposes was $29,678,663,000. Net unrealized appreciation of investment securities for tax purposes was $482,233,000, consisting of unrealized gains of $655,273,000 on securities that had risen in value since their purchase and $173,040,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2014, the fund purchased $53,497,440,000 of investment securities and sold $64,430,057,000 of investment securities, other than temporary cash investments.

77

GNMA Fund

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,264,943	117,783	3,293,362	299,020
Issued in Lieu of Cash Distributions	243,253	22,899	481,213	43,736
Redeemed	(5,407,112)	(510,950)	(4,859,236)	(440,593)
Net Increase (Decrease)—Investor Shares	(3,898,916)	(370,268)	(1,084,661)	(97,837)
Admiral Shares
Issued	2,486,904	233,395	6,162,379	558,114
Issued in Lieu of Cash Distributions	399,816	37,629	747,975	68,001
Redeemed	(10,153,026)	(962,409)	(4,999,565)	(453,956)
Net Increase (Decrease) —Admiral Shares	(7,266,306)	(691,385)	1,910,789	172,159

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

78

Long-Term Treasury Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VUSTX		VUSUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	3.37%		3.47%

Financial Attributes

	Barclays		Barclays
		Long	Aggregate
	Treasury		Bond
	Fund	Index	Index
Number of Bonds	25	40	8,727
Yield to Maturity
(before expenses)	3.4%	3.5%	2.3%
Average Coupon	3.7%	4.0%	3.3%
Average Duration	15.1 years	16.3 years	5.5 years
Average Effective
Maturity	24.3 years	24.8 years	7.6 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.99	0.64
Beta	1.01	3.63

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.6%
7 - 10 Years	2.8
10 - 20 Years	17.7
20 - 30 Years	78.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 7, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

79

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Investor
Shares	-4.45%	5.29%	6.11%	$18,101
Barclays U.S. Long Treasury Bond
••••••••
Index	-4.49	5.27	6.33	18,477

– – – – General U.S. Treasury Funds Average	-2.13	3.83	4.84	16,035
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	15,703
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Admiral Shares	-4.36%	5.40%	6.25%	$91,677
Barclays U.S. Long Treasury Bond Index	-4.49	5.27	6.33	92,384
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

80

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	5.27%	2.74%	8.01%	8.56%
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	-13.03%	2.19%	4.25%	1.40%	5.65%
Admiral Shares	2/12/2001	-12.94	2.31	4.39	1.40	5.79

81

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.2%)
U.S. Government Securities (98.2%)
	United States Treasury Note/Bond	2.750%	11/15/23	71,000	71,610
1	United States Treasury Note/Bond	6.000%	2/15/26	62,900	82,832
	United States Treasury Note/Bond	5.500%	8/15/28	4,000	5,118
	United States Treasury Note/Bond	5.250%	11/15/28	51,250	64,094
	United States Treasury Note/Bond	5.250%	2/15/29	112,200	140,408
	United States Treasury Note/Bond	6.125%	8/15/29	10,000	13,647
	United States Treasury Note/Bond	5.375%	2/15/31	111,500	142,528
	United States Treasury Note/Bond	4.500%	2/15/36	84,900	99,173
	United States Treasury Note/Bond	3.500%	2/15/39	154,000	153,470
	United States Treasury Note/Bond	4.250%	5/15/39	61,200	68,869
	United States Treasury Note/Bond	4.375%	11/15/39	148,600	170,472
	United States Treasury Note/Bond	4.625%	2/15/40	71,550	85,268
	United States Treasury Note/Bond	4.375%	5/15/40	109,449	125,592
	United States Treasury Note/Bond	3.875%	8/15/40	253,000	267,823
	United States Treasury Note/Bond	4.250%	11/15/40	43,500	48,951
	United States Treasury Note/Bond	3.750%	8/15/41	80,000	82,700
	United States Treasury Note/Bond	3.125%	11/15/41	37,250	34,223
	United States Treasury Note/Bond	3.125%	2/15/42	125,000	114,668
	United States Treasury Note/Bond	3.000%	5/15/42	103,700	92,650
	United States Treasury Note/Bond	2.750%	8/15/42	210,850	178,299
	United States Treasury Note/Bond	2.750%	11/15/42	322,700	272,278
	United States Treasury Note/Bond	3.125%	2/15/43	103,700	94,578
	United States Treasury Note/Bond	2.875%	5/15/43	123,797	106,988
	United States Treasury Note/Bond	3.750%	11/15/43	12,100	12,421
					2,528,660
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	6.000%	2/1/26–11/1/28	40	44
Total U.S. Government and Agency Obligations (Cost $2,472,723)					2,528,704

				Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
4	Vanguard Market Liquidity Fund
	(Cost $19,809)	0.130%		19,808,821	19,809
Total Investments (99.0%) (Cost $2,492,532)					2,548,513

82

Long-Term Treasury Fund

			Market
			Value•
	Expiration	Contracts	($000)
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 125.50	2/21/14	80	(61)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 124.50	2/21/14	78	(114)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 122.50	2/21/14	158	(5)
Total Liability for Options Written (Premiums Received $101)			(180)
Other Assets and Liabilities (1.0%)
Other Assets			37,283
Other Liabilities			(10,092)
			27,191
Net Assets (100%)			2,575,524

At January 31, 2014, net assets consisted of:
			Amount
			($000)
Paid-in Capital			2,529,069
Undistributed Net Investment Income			—
Accumulated Net Realized Losses			(9,234)
Unrealized Appreciation (Depreciation)
Investment Securities			55,981
Futures Contracts			(213)
Options on Futures Contracts			(79)
Net Assets			2,575,524

Investor Shares—Net Assets
Applicable to 87,651,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,012,685
Net Asset Value Per Share—Investor Shares			$11.55

Admiral Shares—Net Assets
Applicable to 135,268,378 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,562,839
Net Asset Value Per Share—Admiral Shares			$11.55

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,339,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompany Notes, which are an integral part of the Financial Statements.

83

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Interest[1]	97,726
Total Income	97,726
Expenses
The Vanguard Group—Note B
Investment Advisory Services	292
Management and Administrative—Investor Shares	1,823
Management and Administrative—Admiral Shares	1,091
Marketing and Distribution—Investor Shares	310
Marketing and Distribution—Admiral Shares	439
Custodian Fees	40
Auditing Fees	31
Shareholders’ Reports—Investor Shares	37
Shareholders’ Reports—Admiral Shares	17
Trustees’ Fees and Expenses	3
Total Expenses	4,083
Net Investment Income	93,643
Realized Net Gain (Loss)
Investment Securities Sold	30,334
Futures Contracts	(2,224)
Options on Futures Contracts	(102)
Realized Net Gain (Loss)	28,008
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(277,065)
Futures Contracts	(51)
Options on Futures Contracts	(85)
Change in Unrealized Appreciation (Depreciation)	(277,201)
Net Increase (Decrease) in Net Assets Resulting from Operations	(155,550)
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

84

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	93,643	105,008
Realized Net Gain (Loss)	28,008	81,626
Change in Unrealized Appreciation (Depreciation)	(277,201)	(192,027)
Net Increase (Decrease) in Net Assets Resulting from Operations	(155,550)	(5,393)
Distributions
Net Investment Income
Investor Shares	(36,369)	(43,251)
Admiral Shares	(57,274)	(61,757)
Realized Capital Gain[1]
Investor Shares	(11,456)	(39,999)
Admiral Shares	(17,337)	(55,840)
Total Distributions	(122,436)	(200,847)
Capital Share Transactions
Investor Shares	(227,010)	(189,622)
Admiral Shares	(331,808)	(12,203)
Net Increase (Decrease) from Capital Share Transactions	(558,818)	(201,825)
Total Increase (Decrease)	(836,804)	(408,065)
Net Assets
Beginning of Period	3,412,328	3,820,393
End of Period	2,575,524	3,412,328

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $41,971,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

85

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.61	$13.32	$10.77	$11.15	$12.21
Investment Operations
Net Investment Income	. 374.369		.382	.462	.475
Net Realized and Unrealized Gain (Loss)
on Investments	(. 937)	(.361)	3.058	(. 046)	(. 623)
Total from Investment Operations	(.563)	.008	3.440	.416	(.148)
Distributions
Dividends from Net Investment Income	(.374)	(. 369)	(. 382)	(. 462)	(. 474)
Distributions from Realized Capital Gains	(.123)	(. 349)	(. 508)	(. 334)	(. 438)
Total Distributions	(.497)	(.718)	(.890)	(.796)	(.912)
Net Asset Value, End of Period	$11.55	$12.61	$13.32	$10.77	$11.15

Total Return[1]	-4.45%	0.00%	32.53%	3.58%	-1.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,013	$1,349	$1,621	$1,244	$1,446
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.14%	2.78%	3.14%	3.98%	4.12%
Portfolio Turnover Rate	44%	105%[2]	229%[2]	52%	77%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 61% and 119% attributable to mortgage-dollar-roll activity in 2013 and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

86

Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.61	$13.32	$10.77	$11.15	$12.21
Investment Operations
Net Investment Income	. 386.382		.395	.476	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(. 937)	(.361)	3.058	(. 046)	(. 623)
Total from Investment Operations	(.551)	.021	3.453	.430	(.133)
Distributions
Dividends from Net Investment Income	(.386)	(. 382)	(. 395)	(. 476)	(.489)
Distributions from Realized Capital Gains	(.123)	(. 349)	(. 508)	(. 334)	(. 438)
Total Distributions	(.509)	(.731)	(.903)	(.810)	(.927)
Net Asset Value, End of Period	$11.55	$12.61	$13.32	$10.77	$11.15

Total Return	-4.36%	0.10%	32.66%	3.71%	-1.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,563	$2,063	$2,199	$1,567	$1,245
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.24%	2.88%	3.24%	4.10%	4.25%
Portfolio Turnover Rate	44%	105%[1]	229%[1]	52%	77%
1 Includes 61% and 119% attributable to mortgage-dollar-roll activity in 2013 and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

87

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

88

Long-Term Treasury Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets based on quarterly average market values.

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The fund had no open repurchase agreements at January 31, 2014.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $270,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

89

Long-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,528,704	—
Temporary Cash Investments	19,809	—	—
Futures Contracts—Assets[1]	21	—	—
Futures Contracts—Liabilities[1]	(93)	—	—
Liability for Options Written	(180)	—	—
Total	19,557	2,528,704	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2014	(166)	(20,875)	(213)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $14,646,000 from accumulated net realized gains to paid-in capital.

Capital gains required to be distributed in December 2013 included gains realized through October 31, 2013; subsequently the fund realized losses of $7,343,000 which are deferred and will be treated as realized for tax purposes in 2014.

90

Long-Term Treasury Fund

At January 31, 2014, the cost of investment securities for tax purposes was $2,494,716,000. Net unrealized appreciation of investment securities for tax purposes was $53,797,000, consisting of unrealized gains of $141,080,000 on securities that had risen in value since their purchase and $87,283,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $1,268,899,000 of investment securities and sold $1,858,696,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2014.

				Premiums
		Number of		Received
Options			Contracts	($000)
Balance at January 31, 2013			190	127
Options written			1,285	556
Options expired			—	—
Options closed			(1,159)	(582)
Options exercised			—	—
Options open at January 31, 2014			316	101

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	204,038	16,954	397,040	29,677
Issued in Lieu of Cash Distributions	45,077	3,825	78,833	6,045
Redeemed	(476,125)	(40,104)	(665,495)	(50,476)
Net Increase (Decrease)—Investor Shares	(227,010)	(19,325)	(189,622)	(14,754)
Admiral Shares
Issued	336,917	28,303	688,926	51,642
Issued in Lieu of Cash Distributions	63,156	5,357	100,113	7,673
Redeemed	(731,881)	(62,043)	(801,242)	(60,845)
Net Increase (Decrease)—Admiral Shares	(331,808)	(28,383)	(12,203)	(1,503)

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

91

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund: In our opinion, the accompanying statements of net assets and the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2014

Special 2013 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $6,805,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

92

Special 2013 tax information (unaudited) for Vanguard Short-Term Federal Fund
This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $2,098,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 96.1% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund
This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $29,826,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard GNMA Fund
This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $27,888,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Long-Term Treasury Fund
This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $43,440,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

93

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

94

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2013	1/31/2014	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,004.89	$1.01
Admiral Shares	1,000.00	1,005.40	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,006.76	$1.01
Admiral Shares	1,000.00	1,007.27	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,009.37	$1.01
Admiral Shares	1,000.00	1,009.87	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,028.84	$1.07
Admiral Shares	1,000.00	1,029.36	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,020.70	$1.02
Admiral Shares	1,000.00	1,021.21	0.51

95

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2013	1/31/2014	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

96

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

97

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

98

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.

IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032014

Annual Report | January 31, 2014

Vanguard Corporate Bond Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	10
Short-Term Investment-Grade Fund.	16
Intermediate-Term Investment-Grade Fund.	44
Long-Term Investment-Grade Fund.	71
High-Yield Corporate Fund.	92
About Your Fund’s Expenses.	111
Trustees Approve Advisory Arrangement.	113
Glossary.	115

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.56%	1.82%	-0.36%	1.46%
Admiral™ Shares	1.66	1.92	-0.36	1.56
Institutional Shares	1.69	1.95	-0.36	1.59
Barclays U.S. 1–5 Year Credit Bond Index				1.78
1–5 Year Investment-Grade Debt Funds Average				0.66
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.81%	3.16%	-2.31%	0.85%
Admiral Shares	2.91	3.26	-2.31	0.95
Barclays U.S. 5–10 Year Credit Bond Index				0.53
Spliced Core Bond Funds Average				0.02
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.51%	4.64%	-5.05%	-0.41%
Admiral Shares	4.61	4.74	-5.05	-0.31
Barclays U.S. Long Credit A or Better Bond Index				-1.10
Corporate A-Rated Debt Funds Average				0.60
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard High-Yield Corporate Fund
Investor Shares	4.25%	5.84%	-1.31%	4.53%
Admiral Shares	4.35	5.95	-1.31	4.64
Barclays U.S. Corporate High Yield Bond Index				6.77
High Yield Funds Average				5.89
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

Domestic stocks made strong gains during the 12 months ended January 31, 2014, as investors became more confident about the health of the economy. But the broad U.S. taxable bond market was virtually flat. Concerns about when the Federal Reserve might begin to reduce its massive bond-buying program contributed to a rise in yields.

Because bond yields and prices move in opposite directions, U.S. investment-grade bonds as a whole experienced price declines over the fiscal year. Vanguard Long-Term Investment-Grade Fund returned –0.41%; the income that its holdings generated was not enough to offset their steep drop in price. The three other funds managed to finish in positive territory: Vanguard Short-Term Investment-Grade Fund returned 1.46%, Vanguard Intermediate-Term Investment-Grade Fund 0.85%, and Vanguard High-Yield Corporate Fund 4.53%. (Returns noted are for Investor Shares.)

All three investment-grade funds performed roughly in line with or ahead of their benchmark indexes. The Short- and Intermediate-Term Investment-Grade Funds also outperformed their peer groups, but the Long-Term Investment-Grade Fund did not. The High-Yield Corporate Fund lagged its comparative standards.

Falling bond prices pushed the funds’ 30-day SEC yields higher. Compared with a year earlier, Investor Shares of the High-Yield Corporate Fund on

January 31, 2014, were up 1 basis point (one-hundredth of one percentage point); at the other end of the spectrum, those of the Intermediate-Term Investment-Grade Fund were up 72 basis points.

Before moving on to discuss the markets, I want to mention an important transition at Vanguard. We announced in November that Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. At the conclusion of this letter, I’ll have more to say about Bob’s important contributions to Vanguard during his 32-year career and I’ll introduce his successor, Gregory Davis.

Bond returns were flat as the Fed firmed its strategy

Bond yields moved higher over the 12-month period largely on the outlook for reduced monetary support from the Fed, which ultimately began trimming its bond purchases in January. The broad U.S. taxable bond market returned 0.12%. Credit concerns about issuers including Detroit and Puerto Rico weighed on municipal bonds, which returned –1.07%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.24%. The Fed’s continued target of 0%–0.25% for short-term interest rates tightly restricted returns of money market funds and savings accounts.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.12%	3.73%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.07	5.76	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

Stocks
Russell 1000 Index (Large-caps)	22.23%	14.14%	19.84%
Russell 2000 Index (Small-caps)	27.03	14.69	22.26
Russell 3000 Index (Broad U.S. market)	22.60	14.18	20.03
FTSE All-World ex US Index (International)	5.78	3.37	14.38

CPI
Consumer Price Index	1.58%	2.03%	2.07%

U.S. stocks found a groove before January volatility set in

U.S. stocks delivered generous returns in 2013, then slid over the first month of the new year. For the 12 months ended January 31, they produced impressive gains of nearly 23% despite the late reversal.

Strong corporate earnings growth and investors’ willingness to pay for those earnings drove stock markets, which were also buoyed by the Federal Reserve’s easy monetary policy. Nevertheless, equities declined over the period’s final month as investors worried about recent economic developments at home and abroad.

Overall, international stocks advanced about 6% for the 12 months. The developed markets of Europe and the Pacific region posted gains, but concerns about China’s weaker economy hurt stocks and currencies in various emerging-market countries.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. Although Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe that a long-term, strategic approach with a balanced, diversified, low-cost portfolio can remain a high-value proposition in

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.81%
Intermediate-Term Investment-Grade
Fund	0.20	0.10	—	0.83
Long-Term Investment-Grade Fund	0.22	0.12	—	0.93
High-Yield Corporate Fund	0.23	0.13	—	1.12

The fund expense ratios shown are from the prospectus dated February 7, 2014 (May 30, 2013, for High-Yield Corporate Investor and Admiral Shares and Short-Term Investment-Grade Institutional Shares), and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the funds’ expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; and for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High Yield Funds.

the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Income from the funds’ holdings tempered falling bond prices

The prospect of the Fed’s scaling back its bond-buying sent interest rates higher and bond prices lower, especially for longer-dated and higher-rated securities. Treasuries returned –0.63% for the 12 months. Investment-grade bonds fared

Total Returns
Ten Years Ended January 31, 2014
Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	3.63%
Barclays U.S. 1–5 Year Credit Bond Index	4.16
1–5 Year Investment-Grade Debt Funds Average	2.62
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Investment-Grade Fund Investor Shares	5.35%
Barclays U.S. 5–10 Year Credit Bond Index	5.77
Spliced Core Bond Funds Average	4.05
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Investment-Grade Fund Investor Shares	6.61%
Barclays U.S. Long Credit A or Better Bond Index	6.23
Corporate A-Rated Debt Funds Average	4.22
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

High-Yield Corporate Fund Investor Shares	6.83%
Barclays U.S. Corporate High Yield Bond Index	8.49
High Yield Funds Average	6.62
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

better, returning 0.51%; their higher coupons provided more of a cushion from falling prices. Corporate issuers also saw greater investor appetite as economic growth picked up, leading their yield spreads versus Treasuries to narrow.

The shorter durations of the Short-Term and Intermediate-Term Investment-Grade Funds compared with their benchmarks added to relative returns. (Duration measures the sensitivity of bond prices to interest rate movements.) The funds’ holdings among financial issuers contributed as well. Regulatory changes and improving balance sheets in this sector helped financials outperform industrials and utilities. Although their holdings in higher-rated bonds detracted, both funds finished roughly in line with their benchmarks and ahead of their peers.

A slightly shorter duration and a larger allocation to financials and lower-rated bonds helped the Long-Term Investment-Grade Fund outpace its benchmark. The fund’s return, however, lagged the average for its peer group, which includes some funds that hold shorter-term bonds.

High-yield corporate bonds performed significantly better than their investment-grade counterparts. However, the High-Yield Corporate Fund’s longer duration and higher-rated holdings, which have served it well under other market conditions, contributed to a

Yields
		30-Day SEC
	Yields on January 31,
Bond Fund	2013	2014
Short-Term Investment-Grade
Investor Shares	1.10%	1.56%
Admiral Shares	1.20	1.66
Institutional Shares	1.23	1.69
Intermediate-Term Investment-Grade
Investor Shares	2.09%	2.81%
Admiral Shares	2.19	2.91
Long-Term Investment-Grade
Investor Shares	4.12%	4.51%
Admiral Shares	4.22	4.61
High-Yield Corporate
Investor Shares	4.24%	4.25%
Admiral Shares	4.34	4.35

subpar showing compared with its benchmark. It lagged its peer group as well.

A longer-term lens provides better perspective on performance

Thankfully for bond investors, returns have not always been so low. Even including this year’s poor results, the average annual returns for Investor Shares for the ten years ended January 31, 2014, were 3.63% for the Short-Term Investment-Grade Fund, 5.35% for the Intermediate-Term Investment-Grade Fund, 6.61% for the Long-Term Investment-Grade Fund, and 6.83% for the High-Yield Corporate Fund.

Although only the Long-Term Investment-Grade Fund surpassed its benchmark for the decade, low expense ratios helped Investor Shares of all four funds outpace their peer groups.

An anniversary, a reopening, and an additional advisor

December 2013 marked the 35th anniversary of Vanguard High-Yield Corporate Fund. Since its launch, the fund has been managed by Wellington Management Company, whose stewardship has guided it through innumerable market highs and lows. The result—an annualized return of 8.81% for Investor Shares from inception through January 31, 2014—held fast to the fund’s aim of producing consistent income, relying on its own in-depth, company-by-company credit research to minimize defaults and principal loss. Other Vanguard hallmarks—diversification, low costs, and a focus on the long term—have helped as well.

Also in December, the High-Yield Corporate Fund reopened to new investors. It had closed in May 2012 because of concerns that continued asset growth could impede the advisor’s ability to implement its investment strategies and produce competitive returns. But as cash flow into the fund subsided and market conditions evolved, we decided to reopen it.

A third December development added a second advisor to the Long-Term Investment-Grade Fund. Vanguard Fixed Income Group will manage part of the assets that had been managed solely by Wellington Management Company since the fund’s 1973 inception. We believe that a fund with multiple managers can benefit from the resulting diversity of thought and investment ideas. Although this is the first time we’re using this approach in one of our bond funds, more than a dozen of our actively managed U.S.-domiciled equity funds have multiple advisors.

Bob Auwaerter’s retirement ends a remarkable era

In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under those treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, eventually succeeding Ian as its head in 2003.

He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start began with total assets of about $1.3 billion in seven funds. Bob tracked his positions in the two funds he managed on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, constituting nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia-Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and also has been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor with a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2014

Your Fund’s Performance at a Glance
January 31, 2013, Through January 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.82	$10.74	$0.194	$0.041
Admiral Shares	10.82	10.74	0.205	0.041
Institutional Shares	10.82	10.74	0.208	0.041
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$10.24	$9.81	$0.317	$0.195
Admiral Shares	10.24	9.81	0.327	0.195
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$10.65	$10.02	$0.481	$0.093
Admiral Shares	10.65	10.02	0.492	0.093
Vanguard High-Yield Corporate Fund
Investor Shares	$6.12	$6.04	$0.348	$0.000
Admiral Shares	6.12	6.04	0.354	0.000

Advisors’ Report

Vanguard Fixed Income Group For the Short-Term, Intermediate-Term, and Long-Term Investment-Grade Funds

In the months before the Federal Reserve began tapering its stimulative bond-buying program in January, speculation about the timing and potential impact of the move weighed on the bond market. The prospect of “letting up a bit on the gas pedal,” to use the words of then-Fed Chairman Ben Bernanke, put pressure on the yields of higher-rated and longer-dated bonds in particular.

For the 12 months ended January 31, 2014, the Short-Term Investment-Grade Fund returned 1.46% for Investor Shares, 1.56% for Admiral Shares, and 1.59% for Institutional Shares, nearly matching the return of its benchmark index. The Intermediate-Term Investment-Grade Fund returned 0.85% for Investor Shares and 0.95% for Admiral Shares, exceeding its benchmark’s result. Both funds outpaced their peer groups by at least 80 basis points.

We joined Wellington Management Company as a second advisor to the Long-Term Investment-Grade Fund in December 2013. Because we managed only a small portion of the fund’s assets for less than two months, please see Wellington’s section later in this report for details about that fund’s performance.

The investment environment

Global stocks and bonds followed very different trajectories over the period. Fairly modest improvements in the economies of the United States and some of the largest other developed countries were enough to push their stock market returns into the double digits. Concerns about U.S. fiscal and monetary policy, flare-ups in the European debt crisis, geopolitical tensions, and some weakness in China’s economy—an important driver of global growth—presented challenges at times. However, with plenty of support from their central banks, the U.S. economy expanded at a faster clip, the Eurozone pulled out of recession, and Japan seemed to possibly be shaking off decades of lackluster growth.

Global bonds, in contrast, ended in slightly negative territory. Interest rates around the world headed higher in anticipation of the Fed’s dial-back of its stimulus program. The bonds of emerging-market countries most dependent on foreign investment were among the hardest hit.

The U.S. bond market

In 2013, the Fed bought roughly $1 trillion in assets—about $40 billion per month of mortgage bonds to support the housing market and about $45 billion per month of U.S. Treasuries to hold down borrowing costs for households and businesses. Although the bond market was expecting the Fed to begin tapering these unprecedented asset purchases at some point, uncertainty as to when and at what pace that might happen contributed to a rise in yields. The suspense ended in December with the announcement that gradual decreases totaling about $10 billion per month would begin in January.

Yields, however, unexpectedly reversed direction in the new year. Contributing factors included more clarity about the Fed’s bond-buying exit strategy, investors’ rebalancing of their portfolios after a strong year for stocks, and turmoil in emerging markets, which boosted demand for less risky assets.

The yield of the 10-year Treasury note climbed from 1.99% at the start of the fiscal year to 2.97% by the end of December before easing back to 2.70% at the end of January. The 30-year Treasury bond closed the period 47 basis points higher, at 3.64%. Short-term Treasury yields showed less movement. The 2-year note, for example, finished a modest 9 basis points higher, at 0.35%.

Because bond yields and prices move inversely, a drop in the market value of Treasuries put the Barclays U.S. Treasury Index return at –0.63% for the 12 months. Investment-grade bonds did better: The Barclays U.S. Credit Index returned 0.51%. More income from higher yields helped offset the fall in prices. Healthy corporate earnings and balance sheets along with low default rates contributed as well.

Issuance remained elevated but was easily absorbed by the market. In fact, demand for investment-grade bonds pushed down their average yield over Treasuries to 115 basis points at the end of the 12 months, compared with 127 basis points a year earlier.

Management of the short-term and intermediate-term funds

To give the funds some protection in the event of rising interest rates, we keep the durations of their portfolios shorter than those of their benchmark indexes. Although that positioning has worked to the funds’ disadvantage in the past when rates were falling, it added to their relative returns this time. At the end of the period, the short-term fund’s duration was 2.3 years, compared with 2.8 for its benchmark. Duration was 5.1 years for the intermediate-term fund and 6.4 for its benchmark.

Although well-diversified, the funds benefited from a tilt to financials at the expense of industrials. Balance sheet improvements since the 2008–2009 financial crisis, along with more recent regulatory pressure on banks to take less risk, helped rekindle investor interest in the debt of financial issuers. In contrast, the likelihood of an upturn in mergers and acquisitions among industrial issuers weighed on demand for their bonds. Security selection, notably among new and less liquid issues, added to the funds’ returns.

On the downside, our holdings in Treasuries and, to a lesser extent, asset-backed securities provided liquidity to both funds but were a drag on returns as they underperformed their corporate counterparts.

Looking forward, financials continue to offer value in our opinion even considering their strong run relative to industrials and utilities. We enter the new fiscal year with plenty of liquidity by holding bonds that we can sell easily without affecting the core positioning of the fund. Especially during volatile periods, this should give us enough “dry powder” to add to performance by buying bonds that we believe the market may be undervaluing.

Robert F. Auwaerter, Principal Head of Fixed Income Group Gregory S. Nassour, CFA, Principal Co-Head of Investment-Grade Portfolio Management Kenneth E. Volpert, CFA, Principal Head of Taxable Bond Group February 21, 2014

Wellington Management Company, llp For the Long-Term Investment-Grade Fund

For the fiscal year, Vanguard Long-Term Investment-Grade Fund returned –0.41% for Investor Shares, outpacing its benchmark, the Barclays U.S. Long Credit A or Better Bond Index, by roughly 70 basis points, or 0.7%. Because the portion of the fund that we manage invests primarily in corporate bonds with maturities of 10 to 30 years, its returns are affected by the direction of interest rates and by economic conditions that bear upon issuers’ creditworthiness.

The investment environment

The fiscal year ended January 31, 2014, was challenging for fixed income—especially longer-duration bonds, which are most sensitive to changes in interest rates. As rates increased and the Treasury yield curve steepened, bond prices fell.

Ever-changing expectations about when the Federal Reserve would begin to withdraw its stimulus were one of the biggest influences on the fixed income market for much of the year.

The Fed’s forward guidance reinforced the message that short-term rates would most likely remain low for an extended period, a concept that finally seemed to resonate with the market.

When the Fed announced it would begin tapering its bond-buying program in January, the market took the news rather well, and Treasury yields increased only slightly in response to it. The Fed decided to begin by cutting its monthly purchases by $10 billion, split evenly between Treasuries and agency mortgage-backed securities. It also signaled that purchases might continue until late 2014, much longer than the market had anticipated. The Fed’s statements ended months of uncertainty.

The portfolio’s successes

Security selection primarily drove relative outperformance of the portfolio.

Our choices in banking bonds were strong, and the portfolio had a greater-than-market exposure to these issuers during the period. To a lesser extent, security selection in and an overweight allocation to the insurance industry proved favorable as well. Selections in taxable municipals also contributed.

The portfolio’s shortfalls

The portfolio delivered slightly negative total returns (–0.41%) but managed to outpace its benchmark index. Although its long duration gives it few truly comparable peers, the portfolio lagged the average 0.60% return of its designated peer group of corporate A-rated debt funds.

Our yield curve and spread duration positioning detracted from relative returns, partly offsetting contributions elsewhere.

The portfolio’s positioning

We still view the corporate bond market favorably based on strong corporate fundamentals and low default expectations. We believe that spreads—the incremental yields over duration-equivalent Treasuries—are approaching fair value and could tighten modestly, which would benefit holders of corporate bonds.

We expect the economy to maintain its growth trajectory. Less fiscal drag should allow slightly faster GDP growth in 2014 versus 2013. Further improvement in the U.S. housing and labor markets could boost consumer spending. Emerging-market economies, largely dependent on sustained U.S. growth, remain vulnerable to capital outflows and currency weakness. Despite the Fed’s tapering, its monetary policy and those of central banks in Europe and Japan remain supportive, providing ample liquidity to the financial system.

Corporate fundamentals have begun to deteriorate slightly, and we expect top-line growth to be minimal. Although leverage ratios have increased somewhat, cash balances remain high, and companies may therefore face pressure from activist shareholders. Stockholder-friendly activities, including mergers and acquisitions, leveraged buyouts, and dividend increases, have picked up and are likely to accelerate in 2014.

Financial regulation has challenged the corporate bond market’s liquidity, but this has improved as volatility has declined. Heavy new issuance volumes have given companies the opportunity to lock in low financing rates and reduce borrowing costs. Corporate pension plans’ demand for long corporate bonds has increased after a noticeable improvement in funded ratios last year and a rise in plan sponsors’ “de-risking” as part of liability-driven investment programs.

The timing, pace, and magnitude of any further upturns in interest rates will determine the performance of fixed income markets in future years and may well contribute to negative total returns.

However, many of the forces remain that kept yields low in recent years—easy monetary policies, subdued inflation, and global recession fears.

The portfolio‘s position in long-term investment-grade bonds should help provide income stability. The major risks are, of course, a further rise in long-term rates, a widening in corporate bond risk premiums, or both.

The portfolio generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager February 14, 2014

Wellington Management Company, llp For the High-Yield Corporate Fund

For the 12 months ended January 31, 2014, Vanguard High-Yield Corporate Fund returned 4.53% for Investor Shares. Its benchmark, the Barclays U.S. Corporate High Yield Bond Index, returned 6.77%.

The investment environment

Two contrasting factors drove the performance of the high-yield market. The Federal Reserve hinted in May at a reduction in the pace of its asset purchases, then in December announced it would start the process in January. This led the 10-year Treasury yield to rise (it stood at 2.70% on January 31, 2014, compared with 1.99% 12 months earlier) and weighed on bond prices (which move inversely to interest rates). At the same time, the steadily if slowly improving economy helped high-yield bond issuers as credit spreads tightened over the year, offsetting the effects of rising rates.

Lower-quality bonds significantly outperformed those of higher quality. Lower-quality bonds, which typically carry higher coupons, earned more income during the period, and this mitigated the downward price pressure created by rising rates. The spread of the high-yield market (a comparison of the yields of high-yield bonds and Treasury bonds) narrowed from 477 basis points on January 31, 2013, to 404 as of January 31, 2014.

Credit fundamentals across the high-yield market remained generally positive. Ratings actions and default forecasts were benign and balance sheets were in good shape. The ratio of credit agency downgrades to upgrades has been steady for two years, at about 1.0x, as has the portion of the high-yield market—less than 20%—that comprises bonds rated Caa and below. These two measures confirm that the market’s underlying credit quality is still strong.

The 12-month default rate was 2.5% as of January, according to Moody’s Investors Service, which forecasts a similar rate for 2014—well below the long-term average. By and large, high-yield issuers maintained solid gross margins and interest coverage ratios (a measure of a company’s ability to make its debt payments) and enjoyed healthy credit profiles in 2013. We believe most will be able to sustain these profiles in 2014 as GDP keeps growing.

The new-issue calendar stayed robust: U.S. high-yield markets raised $325.4 billion in 2013, similar to the record level reached in 2012. Issuance remained largely of high quality. More than 80% of new-issue proceeds were rated B or better, and the majority of gross proceeds were earmarked for refinancing purposes, a creditor-friendly trend solidly in place since 2009.

Issuers generally continued to exercise restraint in their borrowing behavior. At the margin, though, we have begun to see an increase in somewhat more aggressive shareholder-friendly activity. This trend is still in the early stages, and we do not expect it to meaningfully affect markets for some time.

The fund’s successes

Compared with its benchmark, the fund benefited from its relative weightings in the technology sector and from credit selection in the wireless and utilities sectors.

The fund’s shortfalls

The fund’s holdings in cash and in higher-quality, more rate-sensitive bonds hurt relative returns, as did its longer duration positioning. Performance also suffered because of relative weightings in the cable sector and credit selection in financials, technology, and media.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a significant exposure to relatively higher-quality names in the high-yield market. We believe these issuers have more consistent businesses and more predictable cash flows than those at the lower end of the spectrum.

We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry while deemphasizing non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager February 12, 2014

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	1.56%	1.66%	1.69%
Financial Attributes

		Barclays Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,919	2,139	8,727
Yield to Maturity
(before expenses)	1.4%	1.4%	2.3%
Average Coupon	3.2%	3.5%	3.3%
Average Duration	2.3 years	2.8 years	5.5 years
Average Effective
Maturity	3.2 years	3.0 years	7.6 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			11.9%
Commercial Mortgage-Backed			7.2
Finance			26.3
Foreign			9.0
Government Mortgage-Backed			0.1
Industrial			28.6
Treasury/Agency			9.9
Utilities			5.0
Other			2.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.94	0.36
Beta	0.75	0.31

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	8.0%
1 - 3 Years	44.0
3 - 5 Years	37.4
5 - 7 Years	6.6
7 - 10 Years	3.7
20 - 30 Years	0.1
Over 30 Years	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	9.2%
Aaa	16.1
Aa	15.6
A	33.0
Baa	23.6
Ba	0.3
Ca	0.1
Not Rated	2.1

For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated February 7, 2014 (May 30, 2013, for Institutional Shares), and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Investor Shares	1.46%	4.96%	3.63%	$14,279
Barclays U.S. 1–5 Year Credit Bond
••••••••
Index	1.78	5.41	4.16	15,036

– – – – 1–5 Year Investment-Grade Debt Funds

Average	0.66	4.02	2.62	12,957
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	15,703

1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral
Shares	1.56%	5.07%	3.73%	$72,124
Barclays U.S. 1–5 Year Credit Bond Index	1.78	5.41	4.16	75,180
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

		Average Annual Total Returns
	Periods Ended January 31, 2014
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	1.59%	5.10%	3.77%	$7,236,406
Barclays U.S. 1–5 Year Credit Bond Index	1.78	5.41	4.16	7,517,967

Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	7,851,614

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				1–5 Year
				Credit
		Investor Shares		Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	3.38%	-1.67%	1.71%	1.94%
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	0.97%	5.23%	3.58%	0.03%	3.61%
Admiral Shares	2/12/2001	1.07	5.34	3.69	0.03	3.72
Institutional Shares	9/30/1997	1.10	5.38	3.72	0.03	3.75

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.750%	1/15/17	914,250	916,389	1.9%
	United States Treasury Note/Bond	0.375%	3/15/15	904,000	906,115	1.9%
	United States Treasury Note/Bond	1.500%	1/31/19	868,750	869,019	1.8%
	United States Treasury Note/Bond	0.625%	4/30/18	592,610	577,795	1.2%
1	United States Treasury Note/Bond	0.375%	6/15/15	357,021	357,914	0.7%
	United States Treasury Note/Bond	2.500%	3/31/15	280,000	287,526	0.6%
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,181	0.4%
2	United States Treasury Note/Bond	1.000%	8/31/19	188,000	180,745	0.4%
	United States Treasury Note/Bond	0.250%	5/15/15	147,635	147,774	0.3%
[2,3]	United States Treasury
	Note/Bond	0.250%–2.125%	5/31/15–3/31/18	282,418	282,420	0.6%
					4,713,878	9.8%

Conventional Mortgage-Backed Securities †					6,882	0.0%

Nonconventional Mortgage-Backed Securities †					35,280	0.1%
Total U.S. Government and Agency Obligations (Cost $4,752,186)					4,756,040	9.9%
Asset-Backed/Commercial Mortgage-Backed Securities
[4,5]	American Express Issuance
	Trust II 2013-1	0.440%	2/15/19	131,000	130,448	0.3%
4	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	44,227	48,377	0.1%
4	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	44,878	49,150	0.1%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.584%–5.635%	4/10/49	67,398	74,604	0.2%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.171%	2/10/51	96,979	107,848	0.2%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.215%	2/10/51	6,835	7,803	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[4,6]	Banc of America Funding
	2006-H Trust	2.803%	9/20/46	29,417	23,457	0.0%
4	Banc of America Mortgage
	2003-F Trust	2.797%	7/25/33	1,724	1,739	0.0%
4	Bank of America Mortgage
	2002-J Trust	3.565%	9/25/32	23	23	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	13,370	14,074	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	23,738	25,986	0.1%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.706%	6/11/40	21,611	24,278	0.1%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	133,063	147,893	0.3%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	41,871	47,222	0.1%
4,5,[7] BMW Floorplan Master Owner
	Trust 2012-1A	0.560%	9/15/17	93,500	93,705	0.2%
[4,5]	Capital One Multi-asset Execution
	Trust 2007-A2	0.240%	12/16/19	110,725	109,875	0.2%
[4,5]	Chase Issuance Trust 2007-C1	0.620%	4/15/19	30,600	30,240	0.1%
[4,5]	Chase Issuance Trust 2012-A10	0.420%	12/16/19	117,000	116,627	0.2%
4,[7]	Citibank Omni Master Trust
	2009-A13	5.350%	8/15/18	64,154	65,810	0.1%
4,5,[7] Citibank Omni Master Trust
	2009-A14A	2.910%	8/15/18	65,116	65,933	0.1%
4,[7]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	91,937	95,026	0.2%
[4,6]	Citigroup Mortgage Loan Trust
	2007-AR8	2.756%	7/25/37	1,649	1,462	0.0%
4	Discover Card Execution Note
	Trust 2012-A6	1.670%	1/18/22	114,300	110,989	0.2%
4,[7]	Ford Credit Auto Lease
	Trust 2012-B	1.100%	12/15/15	10,050	10,086	0.0%
4	Ford Credit Auto Lease
	Trust 2013-A	0.780%–1.280%	4/15/16–6/15/16	45,330	45,400	0.1%
4	Ford Credit Auto Owner
	Trust 2010-A	3.220%	3/15/16	6,040	6,139	0.0%
4	Ford Credit Auto Owner
	Trust 2013-A	1.150%–1.360%	7/15/18–10/15/18	12,200	12,189	0.0%
4	Ford Credit Auto Owner
	Trust 2013-B	1.110%–1.820%	10/15/18–11/15/19	17,930	18,986	0.0%
4	Ford Credit Auto Owner
	Trust 2013-C	1.680%–2.500%	11/15/18–1/15/20	13,700	13,873	0.0%
4	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	25,200	25,248	0.1%
4,5,[7] Ford Credit Floorplan
	Master Owner Trust A
	Series 2010-3	1.860%–4.990%	2/15/17	72,338	75,068	0.2%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-2	1.920%	1/15/19	26,800	27,356	0.1%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-4	0.940%–1.390%	9/15/16	40,300	40,569	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	1.490%	9/15/19	116,300	122,630	0.3%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2012-5	1.690%–2.140%	9/15/19	15,850	16,970	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-1	1.370%–1.820%	1/15/18	35,359	36,407	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-3	1.740%	6/15/17	7,529	7,713	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series
	2013-4	2.100%–2.790%	6/15/20	15,460	15,967	0.0%
[4,5]	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.160%	5/15/19	50,270	50,335	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	72,000	72,042	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	90,140	89,131	0.2%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-1	0.727%	2/20/17	33,825	34,116	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.907%	4/22/19	48,100	50,763	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.597%	10/20/17	25,000	25,353	0.1%
4,[7]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	83,300	84,687	0.2%
4,5,[7] Golden Credit Card Trust 2012-3A		0.610%	7/17/17	60,000	60,019	0.1%
4,5,[7] Golden Credit Card Trust 2013-1A		0.410%	2/15/18	39,200	39,142	0.1%
4	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	26,869	28,837	0.1%
4,[7]	GS Mortgage Securities Trust
	2010-C2	5.225%	12/10/43	3,530	3,796	0.0%
4,[7]	GS Mortgage Securities Trust
	2011-GC3	5.543%	3/10/44	2,280	2,486	0.0%
4,[7]	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	25,305	25,357	0.1%
4,[7]	GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	27,725	26,264	0.1%
4,[7]	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	1,000	1,090	0.0%
4	GS Mortgage Securities Trust
	2013-GC13	4.039%	7/10/46	22,170	22,654	0.0%
4	GS Mortgage Securities Trust
	2013-GCJ12	3.135%–3.777%	6/10/46	24,670	23,807	0.0%
4	GS Mortgage Securities Trust
	2013-GCJ14	2.995%–4.243%	8/10/46	79,722	83,334	0.2%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A2	1.846%	2/25/33	2,965	2,955	0.0%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A4	2.641%	7/25/33	872	878	0.0%
4	Merrill Lynch Mortgage
	Trust 2006-C2	5.739%	8/12/43	11,857	13,012	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	11,590	12,979	0.0%
4	ML-CFC Commercial Mortgage
	Trust 2006-2	5.876%	6/12/46	27,669	30,345	0.1%
4	ML-CFC Commercial Mortgage
	Trust 2007-6	5.331%	3/12/51	8,739	8,750	0.0%
4	Morgan Stanley Capital I
	Trust 2006-HQ9	5.728%	7/12/44	79,217	86,733	0.2%
4	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	35,339	38,685	0.1%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.908%	6/11/49	37,670	42,168	0.1%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	81,589	90,188	0.2%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	5,643	5,669	0.0%
4,[7]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,045	16,568	0.0%
4,[7]	Rental Car Finance Corp.
	2011-1A	2.510%	2/25/16	87,600	88,476	0.2%
4	Royal Bank of Canada	1.200%	9/19/18	31,200	31,036	0.1%
[4,5]	SLM Student Loan Trust 2005-5	0.339%	4/25/25	59,867	59,570	0.1%
[4,5]	SLM Student Loan Trust 2005-9	0.359%	1/27/25	26,343	26,224	0.1%
[4,5]	SLM Student Loan Trust 2006-5	0.349%	1/25/27	24,500	24,052	0.1%
[4,5]	SLM Student Loan Trust 2006-6	0.349%	10/27/25	36,300	35,374	0.1%
[4,5]	SLM Student Loan Trust 2007-1	0.329%	1/26/26	66,950	64,616	0.1%
4,5,[7] SLM Student Loan Trust
	2011-A	1.160%–4.370%	10/15/24–4/17/28	25,511	26,388	0.1%
4,[7]	SLM Student Loan Trust
	2011-B	3.740%	2/15/29	60,000	64,268	0.1%
4,5,[7] SLM Student Loan Trust
	2011-C	1.560%–4.540% 12/15/23–10/17/44		37,916	39,965	0.1%
[4,5]	SLM Student Loan Trust
	2012-6	0.438%	9/25/19	34,620	34,527	0.1%
4,5,[7] SLM Student Loan Trust
	2012-B	1.260%–3.480% 12/15/21–10/15/30		21,964	22,700	0.0%
4,5,[7] SLM Student Loan Trust
	2012-E	0.910%	10/16/23	19,665	19,685	0.0%
4,5,[7] SLM Student Loan Trust
	2013-1	1.210%–2.500%	5/17/27–3/15/47	32,000	31,109	0.1%
[4,5]	SLM Student Loan Trust
	2013-6	0.808%	6/26/28	19,400	19,489	0.0%
4,[7]	SLM Student Loan Trust
	2013-B	1.850%–3.000%	6/17/30–5/16/44	21,250	20,483	0.0%
4,[7]	SLM Student Loan Trust
	2013-C	3.500%	6/15/44	5,860	5,693	0.0%
[4,5]	SLM Student Loan Trust
	2014-1	0.799%	2/26/29	10,900	10,900	0.0%
7	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				5,693,560	11.8%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $9,210,743)					9,257,428	19.2%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
Bank of America Corp.	1.500%–6.500%	4/1/15–1/15/19	389,029	415,428	0.9%
Bank of America NA	1.125%–6.100%	11/14/16–6/15/17	79,289	81,396	0.2%
Bank One Corp.	4.900%	4/30/15	14,615	15,364	0.0%
BBVA US Senior SAU	4.664%	10/9/15	128,791	135,151	0.3%
Bear Stearns Cos. LLC	5.300%–7.250%	10/30/15–2/1/18	91,716	104,261	0.2%
BNP Paribas SA	3.600%	2/23/16	84,830	89,514	0.2%
Citigroup Inc.	3.953%	6/15/16	86,180	91,812	0.2%
Citigroup Inc.	1.250%–6.375%	8/12/14–9/26/18	389,829	406,567	0.9%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	125,080	125,118	0.3%
Countrywide Financial Corp.	6.250%	5/15/16	37,914	41,878	0.1%
Deutsche Bank AG	6.000%	9/1/17	98,047	112,796	0.2%
Goldman Sachs Group Inc.	2.625%	1/31/19	145,500	145,635	0.3%
Goldman Sachs Group Inc.	2.375%–6.250%	10/1/14–7/19/18	385,475	417,844	0.9%
HSBC USA Inc.	2.375%	2/13/15	95,532	97,386	0.2%
Intesa Sanpaolo SPA	2.375%	1/13/17	117,250	117,147	0.2%
JPMorgan Chase & Co.	3.150%	7/5/16	98,646	103,215	0.2%
5 JPMorgan Chase & Co.	1.100%–6.300%	3/15/14–4/23/19	510,207	534,477	1.1%
JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	44,567	50,746	0.1%
Merrill Lynch & Co. Inc.	5.000%–6.875%	7/15/14–4/25/18	145,156	159,357	0.3%
Morgan Stanley	2.125%–6.625%	4/1/14–1/24/19	464,577	496,461	1.0%
Royal Bank of Canada	0.800%–2.875%	3/13/15–7/27/18	279,539	287,223	0.6%
Royal Bank of Scotland plc	4.375%	3/16/16	103,125	110,086	0.2%
UBS AG	5.750%	4/25/18	105,985	122,120	0.3%
UBS AG	5.875%	12/20/17	95,375	109,589	0.2%
7 Banking—Other †				5,267,000	10.9%
Brokerage †				117,995	0.2%
Finance Companies
4 General Electric
Capital Corp.	1.000%–6.375%	9/15/14–11/15/67	498,827	526,534	1.1%
SLM Corp.	6.250%	1/25/16	101,274	108,904	0.2%
SLM Corp.	3.875%–6.000%	9/10/15–9/25/17	123,640	129,546	0.3%
Finance Companies—Other †				208,114	0.4%
Insurance
American International Group Inc.	5.850%	1/16/18	98,511	113,388	0.3%
7 Insurance—Other †				1,017,299	2.1%
Other Finance †				60,327	0.1%
7 Real Estate Investment Trusts †				519,909	1.1%
				12,439,587	25.8%
Industrial
7 Basic Industry †				957,330	2.0%
Capital Goods
General Electric Co.	5.250%	12/6/17	92,550	105,329	0.2%
General Electric Co.	0.850%	10/9/15	18,420	18,528	0.0%
7 Capital Goods—Other †				1,276,236	2.7%
Communication
America Movil SAB de CV	2.375%	9/8/16	92,560	95,027	0.2%
AT&T Inc.	5.500%	2/1/18	80,904	91,930	0.2%
AT&T Inc.	0.875%–5.600%	9/15/14–11/27/18	438,405	447,902	0.9%
BellSouth Corp.	5.200%	9/15/14	30,175	31,070	0.1%
Verizon Communications Inc.	3.650%	9/14/18	118,285	125,688	0.2%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
7 Communication—Other †				1,781,783	3.7%
Consumer Cyclical
Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	91,785	0.2%
Ford Motor Credit Co. LLC	2.500%–8.000%	1/15/15–8/15/17	353,024	384,994	0.8%
7 Consumer Cyclical—Other †				1,529,087	3.2%
Consumer Noncyclical
Actavis Inc.	1.875%	10/1/17	91,065	91,081	0.2%
7 Consumer Noncyclical—Other †				3,278,430	6.8%
Energy
Occidental Petroleum Corp.	1.750%	2/15/17	93,490	95,578	0.2%
Transocean Inc.	5.050%	12/15/16	79,340	87,199	0.2%
7 Energy—Other †				1,527,386	3.2%
Other Industrial †				5,265	0.0%
Technology
Hewlett-Packard Co.	3.000%	9/15/16	89,140	93,018	0.2%
Intel Corp.	1.350%	12/15/17	142,272	141,901	0.3%
7 Technology—Other †				821,703	1.7%
Transportation
4 AFC X Ltd.	3.500%	3/31/15	133,000	133,665	0.3%
7 Transportation—Other †				412,272	0.8%
				13,624,187	28.3%
Utilities
7 Electric †				1,901,395	4.0%
7 Natural Gas †				440,192	0.9%
Other Utility †				10,668	0.0%
				2,352,255	4.9%
Total Corporate Bonds (Cost $28,094,631)				28,416,029	59.0%
Sovereign Bonds (U.S. Dollar-Denominated)
Province of Ontario	2.300%	5/10/16	116,525	120,496	0.2%
Province of Ontario	0.950%–5.450%	6/16/14–6/29/22	386,762	395,488	0.8%
Republic of Turkey	7.000%	9/26/16	128,345	140,666	0.3%
4 Russian Federation	7.500%	3/31/30	76,880	88,605	0.2%
VTB Bank OJSC Via VTB Capital SA 6.000%		4/12/17	100,450	106,859	0.2%
7 Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				3,407,381	7.1%
Total Sovereign Bonds (Cost $4,225,913)				4,259,495	8.8%
Taxable Municipal Bonds (Cost $293,169) †				298,420	0.6%
[7]Tax-Exempt Municipal Bonds (Cost $455,694) †				471,930	1.0%
Convertible Preferred Stocks (Cost $28,924) †				1	0.0%

Short-Term Investment-Grade Fund

				Market	Percentage
				Value•	of Net
	Coupon		Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
8 Vanguard Market Liquidity Fund
(Cost $631,523)	0.130%		631,522,655	631,523	1.3%
Total Investments (Cost $47,692,783)				48,090,866	99.8%

		Expiration
		Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 125.50		2/21/14	1,526	(1,168)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 124.50		2/21/14	1,502	(2,206)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 122.50		2/21/14	3,028	(95)	0.0%
Total Liability for Options Written (Premiums Received $1,947)				(3,469)	0.0%
Other Assets and Liabilities
Other Assets				1,425,563	3.0%
Other Liabilities				(1,326,482)	(2.8%)
				99,081	0.2%
Net Assets				48,186,478	100.0%

Short-Term Investment-Grade Fund

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	47,792,379
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	20,083
Unrealized Appreciation (Depreciation)
Investment Securities	398,083
Futures Contracts	(29,905)
Options on Futures Contracts	(1,522)
Swap Contracts	7,360
Net Assets	48,186,478

Investor Shares—Net Assets
Applicable to 1,094,139,480 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,751,827
Net Asset Value Per Share—Investor Shares	$10.74

Admiral Shares—Net Assets
Applicable to 2,758,879,203 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	29,632,302
Net Asset Value Per Share—Admiral Shares	$10.74

Institutional Shares—Net Assets
Applicable to 633,324,722 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,802,349
Net Asset Value Per Share—Institutional Shares	$10.74

See Note A in Notes to Financial Statements
Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $4,495,000 have been segregated as collateral for open over-the-counter swap contracts.
2 Securities with a value of $60,758,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $4,768,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility  of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable- rate security.
6 Security made only partial principal and/or interest payments during the period ended January 31, 2014.
7 Certain of the fund's securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the aggregate value of these securities was $5,489,662,000, representing 11.4% of net assets.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends	244
Interest[1]	908,031
Total Income	908,275
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,175
Management and Administrative—Investor Shares	19,085
Management and Administrative—Admiral Shares	18,169
Management and Administrative—Institutional Shares	2,101
Marketing and Distribution—Investor Shares	2,966
Marketing and Distribution—Admiral Shares	6,290
Marketing and Distribution—Institutional Shares	1,438
Custodian Fees	514
Auditing Fees	41
Shareholders’ Reports—Investor Shares	300
Shareholders’ Reports—Admiral Shares	163
Shareholders’ Reports—Institutional Shares	6
Trustees’ Fees and Expenses	41
Total Expenses	55,289
Net Investment Income	852,986
Realized Net Gain (Loss)
Investment Securities Sold	125,248
Futures Contracts	13,246
Swaptions and Options on Futures Contracts	(4,055)
Swap Contracts	11,571
Realized Net Gain (Loss)	146,010
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(267,800)
Futures Contracts	(34,702)
Options on Futures Contracts	(1,590)
Swap Contracts	(3,360)
Change in Unrealized Appreciation (Depreciation)	(307,452)
Net Increase (Decrease) in Net Assets Resulting from Operations	691,544
1 Interest income from an affiliated company of the fund was $1,129,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	852,986	888,531
Realized Net Gain (Loss)	146,010	461,663
Change in Unrealized Appreciation (Depreciation)	(307,452)	65,902
Net Increase (Decrease) in Net Assets Resulting from Operations	691,544	1,416,096
Distributions
Net Investment Income
Investor Shares	(213,557)	(281,124)
Admiral Shares	(526,306)	(542,070)
Institutional Shares	(115,303)	(77,429)
Realized Capital Gain[1]
Investor Shares	(45,348)	(51,666)
Admiral Shares	(105,560)	(107,562)
Institutional Shares	(21,598)	(19,257)
Total Distributions	(1,027,672)	(1,079,108)
Capital Share Transactions
Investor Shares	(321,974)	(1,343,110)
Admiral Shares	3,986,902	3,337,084
Institutional Shares	2,174,537	2,780,698
Net Increase (Decrease) from Capital Share Transactions	5,839,465	4,774,672
Total Increase (Decrease)	5,503,337	5,111,660
Net Assets
Beginning of Period	42,683,141	37,571,481
End of Period	48,186,478	42,683,141

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $20,269,000 and $54,322,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.82	$10.73	$10.80	$10.70	$9.81
Investment Operations
Net Investment Income	.194	.231	.269	.330	.387
Net Realized and Unrealized Gain (Loss)
on Investments	(.039)	.139	(.008)	.132	.907
Total from Investment Operations	.155	.370	.261	.462	1.294
Distributions
Dividends from Net Investment Income	(.194)	(. 234)	(. 292)	(. 356)	(. 404)
Distributions from Realized Capital Gains	(. 041)	(. 046)	(. 039)	(. 006)	—
Total Distributions	(.235)	(.280)	(. 331)	(. 362)	(. 404)
Net Asset Value, End of Period	$10.74	$10.82	$10.73	$10.80	$10.70

Total Return[1]	1.46%	3.48%	2.46%	4.38%	13.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,752	$12,166	$13,394	$15,249	$15,115
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.81%	2.13%	2.52%	3.05%	3.66%
Portfolio Turnover Rate	122%	80%	47%[2]	48%	59%[2]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.82	$10.73	$10.80	$10.70	$9.81
Investment Operations
Net Investment Income	.205	.242	.279	.342	.400
Net Realized and Unrealized Gain (Loss)
on Investments	(.039)	.139	(.008)	.132	.907
Total from Investment Operations	.166	.381	.271	.474	1.307
Distributions
Dividends from Net Investment Income	(. 205)	(. 245)	(. 302)	(. 368)	(.417)
Distributions from Realized Capital Gains	(. 041)	(. 046)	(. 039)	(. 006)	—
Total Distributions	(. 246)	(. 291)	(. 341)	(. 374)	(. 417)
Net Asset Value, End of Period	$10.74	$10.82	$10.73	$10.80	$10.70

Total Return	1.56%	3.59%	2.55%	4.49%	13.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,632	$25,845	$22,313	$21,337	$16,973
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.91%	2.23%	2.61%	3.16%	3.78%
Portfolio Turnover Rate	122%	80%	47%[1]	48%	59%[1]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.82	$10.73	$10.80	$10.70	$9.81
Investment Operations
Net Investment Income	. 208.245		.283	.346	.404
Net Realized and Unrealized Gain (Loss)
on Investments	(.039)	.139	(.008)	.132	.907
Total from Investment Operations	.169	.384	.275	.478	1.311
Distributions
Dividends from Net Investment Income	(.208)	(.248)	(. 306)	(. 372)	(. 421)
Distributions from Realized Capital Gains	(. 041)	(. 046)	(. 039)	(. 006)	—
Total Distributions	(. 249)	(. 294)	(. 345)	(. 378)	(.421)
Net Asset Value, End of Period	$10.74	$10.82	$10.73	$10.80	$10.70

Total Return	1.59%	3.62%	2.60%	4.53%	13.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,802	$4,672	$1,864	$1,387	$1,840
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.94%	2.26%	2.65%	3.20%	3.81%
Portfolio Turnover Rate	122%	80%	47%[1]	48%	59%[1]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Short-Term Investment-Grade Fund

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 3% and 7% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on quarterly average market values.

3. Swaptions: The fund enters into swaptions to adjust the fund’s sensitivity to interest rates. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into an interest rate swap in which the fund will pay a fixed rate and receive a floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into an interest rate swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount.

Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

The primary risk associated with purchasing swaptions is that interest rates move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates move in such a way that the swaption is in-the-money, the counterparty exercises the swaption and the resulting interest rate swap results in a negative cash-flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract. The fund’s’s maximum amount subject to counterparty risk is the unrealized appreciation on the swaption contract. The fund mitigates its counterparty risk by only entering into swaptions with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swaption contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swaption contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of

Short-Term Investment-Grade Fund

collateral received or pledged is compared daily to the value of the swaption contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2014, the fund’s average value of swaptions purchased and swaptions written each represented less than 1% of net assets, based on quarterly average market values.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting

Short-Term Investment-Grade Fund

arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund also enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2014, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on quarterly average notional amounts. The average total amount of interest rate swaps represented 5% of net assets, based on quarterly average notional amounts.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its

Short-Term Investment-Grade Fund

net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $5,244,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,756,040	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	9,174,133	83,295
Corporate Bonds	—	28,264,827	151,202
Sovereign Bonds	—	4,259,495	—
Taxable Municipal Bonds	—	298,420	—
Tax-Exempt Municipal Bonds	—	471,930	—
Convertible Preferred Stocks	—	1	—
Temporary Cash Investments	631,523	—	—
Futures Contracts—Assets[1]	1,734	—	—
Futures Contracts—Liabilities[1]	(9,715)	—	—
Liability for Options Written	(3,469)	—	—
Swap Contracts—Assets	151[1]	14,128	—
Swap Contracts—Liabilities	(6)[1]	(8,305)	—
Total	620,218	47,230,669	234,497
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	11,165	4,848	16,013
Other Liabilities	(13,190)	(8,305)	(21,495)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2014, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	13,246	—	13,246
Swaptions and Options on Futures Contracts	(4,055)	—	(4,055)
Swap Contracts	8,414	3,157	11,571
Realized Net Gain (Loss) on Derivatives	17,605	3,157	20,762

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(34,702)	—	(34,702)
Options on Futures Contracts	(1,590)	—	(1,590)
Swap Contracts	5,939	(9,299)	(3,360)
Change in Unrealized Appreciation (Depreciation)
on Derivatives	(30,353)	(9,299)	(39,652)

At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2014	(26,092)	(3,147,348)	(11,992)
2-Year U.S. Treasury Note	March 2014	10,058	2,214,803	1,735
10-Year U.S. Treasury Note	March 2014	(6,527)	(820,770)	(6,892)
30-Year U.S. Treasury Bond	March 2014	(2,897)	(387,021)	(9,562)
Ultra Long U.S. Treasury Bond	March 2014	(706)	(101,532)	(3,194)
				(29,905)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At January 31, 2014, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	12/20/16	BOANA	9,740	51	1.000	254
Altria Group Inc./Baa1	12/20/16	JPMC	9,740	43	1.000	246
Altria Group Inc./Baa1	12/20/18	MSCS	20,000	(443)	1.000	32
AT&T Inc./A3	12/20/18	DBAG	20,000	(205)	1.000	55
Bank of America Corp./Baa2	12/20/17	MSCS	16,900	491	1.000	651
BHP Billiton Finance Ltd./A1	12/20/18	DBAG	20,000	(252)	1.000	52
Boeing Co./A2	9/20/18	GSCM	4,885	(83)	1.000	74
BP plc/A2	12/20/18	DBAG	20,000	(281)	1.000	172
Danaher Corp./A2	12/20/18	MSCS	20,000	(578)	1.000	(3)
Deere & Co./A2	12/20/18	DBAG	20,000	(627)	1.000	23
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	14,630	578	1.000	783
Energy Transfer Partners LP/ Baa3	9/20/18	JPMC	7,820	31	1.000	55
Energy Transfer Partners LP/ Baa3	9/20/18	JPMC	8,310	33	1.000	58
Federation of Malaysia/A3	3/20/19	DBAG	24,400	69	1.000	(277)
Federation of Malaysia/A3	3/20/19	JPMC	9,600	60	1.000	(76)
Federation of Malaysia/A3	3/20/19	JPMC	19,500	113	1.000	(162)
Federation of Malaysia/A3	3/20/19	MSCS	9,800	52	1.000	(87)
Federative Republic of Brazil/A3	3/20/19	GSCM	18,800	761	1.000	(184)
Ford Motor Company/Baa3	12/20/18	JPMC	20,000	(3,430)	5.000	101
Goldman Sachs Group Inc./Baa1	12/20/17	MSCS	9,760	306	1.000	358
Hartford Financial Services
Group Inc./Baa3	3/20/18	GSCM	9,750	20	1.000	164
Kinder Morgan Energy
Partners LP/Baa2	6/20/18	CSFBI	10,300	(127)	1.000	(49)
Kinder Morgan Energy
Partners LP/Baa2	9/20/18	CSFBI	8,310	(44)	1.000	2
Kingdom of Belgium/Aa3	9/20/17	RBS	3,800	129	1.000	218
Kohls Corp./Baa1	6/20/18	JPMC	5,380	96	1.000	8
Kohls Corp./Baa1	9/20/18	BOANA	5,380	93	1.000	(30)
National Rural Utilities Cooperative
Finance Corp./A2	12/20/17	CSFBI	3,900	(40)	1.000	48
National Rural Utilities Cooperative
Finance Corp./A2	12/20/17	CSFBI	19,520	(210)	1.000	228
Republic of Chile/Aa3	3/20/19	BARC	12,800	(125)	1.000	(65)
Republic of Indonesia/Baa3	12/20/18	GSCM	7,700	453	1.000	13

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Republic of Indonesia/Baa3	3/20/19	DBAG	9,800	625	1.000	(1)
Republic of Indonesia/Baa3	3/20/19	BOANA	9,800	629	1.000	4
Republic of Indonesia/Baa3	3/20/19	JPMC	15,400	837	1.000	(146)
Rio Tinto Ltd./A3	12/20/18	DBAG	20,000	101	1.000	102
Royal Bank of Scotland plc/A3	3/20/17	GSCM	9,750	(102)	3.000	543
Royal Bank of Scotland plc/A3	12/20/18	BOANA	19,540	421	1.000	199
Russian Federation/Baa1	3/20/19	DBAG	9,800	299	1.000	(173)
Russian Federation/Baa1	3/20/19	BARC	16,600	584	1.000	(216)
Russian Federation/Baa1	3/20/19	GSCM	22,400	671	1.000	(408)
Russian Federation/Baa1	3/20/19	GSCM	19,500	586	1.000	(369)
TJX Cos Inc./A3	12/20/18	MSCS	20,000	(607)	1.000	(31)
United Parcel Service Inc./Aa3	12/20/18	BNPSW	20,000	(715)	1.000	11
Wal-Mart Stores Inc./Aa2	12/20/18	MSCS	20,000	(705)	1.000	25
Wesfarmers Ltd./A3	12/20/18	DBAG	20,000	(262)	1.000	121
			623,315			2,323

Credit Protection Purchased
Aetna Inc.	12/20/18	JPMC	16,475	460	(1.000)	(37)
Baker Hughes Inc.	12/20/18	MSCS	16,475	263	(1.000)	(161)
Bank of America Corp.	12/20/14	BARC	9,700	(17)	(1.000)	(82)
Bank of America Corp.	12/20/14	BARC	6,700	(13)	(1.000)	(58)
Bank of America Corp.	12/20/14	DBAG	6,700	(14)	(1.000)	(59)
Citigroup Inc.	6/20/14	BOANA	34,200	(125)	(5.000)	(764)
Computer Sciences Corp.	9/20/15	MSCS	7,315	456	(5.000)	(118)
Computer Sciences Corp.	9/20/15	BARC	7,315	454	(5.000)	(121)
Dow Chemical Company	12/20/18	GSCM	16,475	76	(1.000)	(142)
El Du Pont De Nemours & Co.	9/20/18	CSFBI	6,865	165	(1.000)	(41)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	5,200	117	(1.000)	(39)
El Du Pont De Nemours & Co.	9/20/18	DBAG	5,200	117	(1.000)	(39)
El Du Pont De Nemours & Co.	9/20/18	BARC	5,200	117	(1.000)	(39)
El Du Pont De Nemours & Co.	9/20/18	GSCM	5,200	119	(1.000)	(36)
Encana Corp.	12/20/18	CSFBI	16,475	(263)	(1.000)	(285)
Federal Express Corp.	12/20/18	GSCM	21,640	325	(1.000)	(70)
Federative Republic of Brazil	12/20/15	BOANA	3,500	(16)	(1.000)	(17)
Halliburton Company	12/20/18	BOANA	16,475	468	(1.000)	(59)
Hillshire Brands Co.	12/20/18	BOANA	16,475	(46)	(1.000)	(202)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Home Depot Inc.	12/20/18	GSCM	16,475	492	(1.000)	(92)
McKesson Corp.	3/20/19	JPMC	18,210	648	(1.000)	29
McKesson Corp.	3/20/19	JPMC	18,210	663	(1.000)	44
Morgan Stanley	9/20/15	BARC	11,000	(199)	(1.000)	(300)
Norfolk Southern Corp.	12/20/18	GSCM	16,475	533	(1.000)	(76)
Plains All American Pipeline LP	3/20/18	CSFBI	19,520	31	(1.000)	(403)
Plains All American Pipeline LP	6/20/18	CSFBI	9,790	29	(1.000)	(178)
PPG Industries Inc.	3/20/18	GSCM	24,400	333	(1.000)	(358)
Republic of Austria	9/20/17	BNPSW	3,800	(67)	(1.000)	(165)
Republic of Colombia	12/20/18	GSCM	9,800	(117)	(1.000)	(6)
Republic of Korea	9/20/18	JPMC	7,800	66	(1.000)	(78)
Republic of Panama	3/20/19	MSCS	19,500	(146)	(1.000)	75
Republic of Turkey	3/20/19	GSCM	9,800	(660)	(1.000)	70
Republic of Turkey	3/20/19	BARC	8,800	(625)	(1.000)	30
Safeway Inc.	12/20/18	CSFBI	16,475	(1,035)	(1.000)	(357)
Sherwin-Williams Company	12/20/18	JPMC	16,475	239	(1.000)	(178)
Skandinaviska Enskilda Banken AB	6/20/18	BOANA	11,160	34	(1.000)	(141)
Time Warner Cable Inc.	12/20/18	DBAG	16,475	(918)	(1.000)	(351)
Toyota Mortor Corp.	12/20/18	BOANA	16,475	373	(1.000)	(208)
United Mexican States	12/20/15	BOANA	3,500	(20)	(1.000)	(56)
United Mexican States	12/20/18	DBAG	4,900	(30)	(1.000)	(25)
United Mexican States	12/20/18	GSCM	18,800	(45)	(1.000)	(29)
United Mexican States	12/20/18	GSCM	21,400	(70)	(1.000)	(52)
Valero Energy Corp.	12/20/18	DBAG	16,475	(281)	(1.000)	(407)
Walt Disney Company	12/20/18	GSCM	16,475	597	(1.000)	(68)
Wells Fargo	3/20/15	GSCM	10,660	(20)	(1.000)	(131)
						(5,780)
						(3,457)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BARC—Barclays Bank plc. BNPSW—BNP Paribas.

BOANA—Bank of America, N.A. CSFBI—Credit Suisse First Boston International. DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA. JPMC—JP Morgan Chase Bank. MSCS—Morgan Stanley Capital Services LLC. RBS—The Royal Bank of Scotland plc.

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date		($000)	(%)	(%)	($000)
7/15/14		200,000	(0.181)	0.165[1]	(19)
3/15/15		25,000	0.326	(0.165)[1]	31
6/15/15		120,000	0.443	(0.165)[1]	275
2/15/16		150,000	0.700	(0.165)[1]	911
3/15/16		150,000	0.579	(0.165)[1]	479
6/15/16		100,000	0.446	(0.165)[2]	(140)
					1,537

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[3]	($000)	(%)	(%)	($000)
3/15/14	WFC	9,750	0.519	(0.243)[2]	4
10/14/14	WFC	21,100	1.861	(0.242)[2]	236
2/7/15	BARC	150,000	0.335	(0.165)[1]	186
4/1/15	BNPSW	5,855	0.407	(0.247)[2]	7
8/7/15	CSFBI	100,000	0.414	(0.165)[1]	211
11/7/15	BOANA	195,000	0.374	(0.165)[1]	166
11/7/15	BOANA	155,000	0.375	(0.165)[1]	135
6/1/16	GSCM	125	0.555	(0.239)[2]	—
6/1/16	WFC	9,500	2.910	(0.239)[2]	519
6/1/16	WFC	6,075	0.566	(0.239)[2]	1
11/7/17	BOANA	163,000	(0.716)	0.165[1]	2,094
11/7/17	BOANA	162,000	(0.723)	0.165[1]	2,043
2/7/18	BARC	150,000	(0.957)	0.165[1]	1,228
2/7/19	WFC	150,000	(1.220)	0.165[1]	2,450
					9,280

1 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 BARC—Barclays Bank plc.
BNPSW—BNP Paribas
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.

Short-Term Investment-Grade Fund

At January 31, 2014, counterparties had deposited in segregated accounts securities and cash with a value of $11,560,000 in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the fund may sell or retain the securities, however such action may be subject to legal proceedings.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $20,840,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $2,180,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2014, the fund had $14,980,000 of long-term capital gains available for distribution.

At January 31, 2014, the cost of investment securities for tax purposes was $47,826,001,000. Net unrealized appreciation of investment securities for tax purposes was $264,865,000, consisting of unrealized gains of $596,157,000 on securities that had risen in value since their purchase and $331,292,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $23,351,553,000 of investment securities and sold $18,336,367,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $33,037,897,000 and $33,637,947,000, respectively.

The following table summarizes the fund’s options on futures and swaptions contracts written during the year ended January 31, 2014:

	Options on Futures Contracts		Swaptions Contracts
		Premiums	Number of	Premiums
	Number of	Received	Contracts	Received
Options	Contracts	(000)	(000)	(000)
Balance at January 31, 2013	2,306	1,540	—	—
Options written	19,193	8,246	157,000	709
Options expired	—	—	—	—
Options closed	(15,443)	(7,839)	(157,000)	(709)
Options exercised	—	—	—	—
Options open at January 31, 2014	6,056	1,947	—	—

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,868,741	360,149	4,390,751	406,734
Issued in Lieu of Cash Distributions	228,696	21,281	290,603	26,896
Redeemed	(4,419,411)	(411,358)	(6,024,464)	(557,746)
Net Increase (Decrease)—Investor Shares	(321,974)	(29,928)	(1,343,110)	(124,116)
Admiral Shares
Issued	13,713,113	1,276,586	11,638,041	1,077,146
Issued in Lieu of Cash Distributions	497,417	46,292	515,789	47,722
Redeemed	(10,223,628)	(951,976)	(8,816,746)	(816,214)
Net Increase (Decrease) —Admiral Shares	3,986,902	370,902	3,337,084	308,654
Institutional Shares
Issued	4,773,317	444,189	3,920,877	363,450
Issued in Lieu of Cash Distributions	114,786	10,684	87,988	8,133
Redeemed	(2,713,566)	(253,224)	(1,228,167)	(113,649)
Net Increase (Decrease) —Institutional Shares	2,174,537	201,649	2,780,698	257,934

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFICX		VFIDX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	2.81%		2.91%

Financial Attributes

		Barclays Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,761	1,760	8,727
Yield to Maturity
(before expenses)	2.7%	3.4%	2.3%
Average Coupon	3.9%	4.4%	3.3%
Average Duration	5.1 years	6.4 years	5.5 years
Average Effective
Maturity	6.3 years	7.3 years	7.6 years
Short-Term
Reserves	2.6%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			6.8%
Commercial Mortgage-Backed			5.0
Finance			28.3
Foreign			3.9
Industrial			42.7
Treasury/Agency			4.2
Utilities			7.7
Other			1.4
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.98	0.71
Beta	0.83	1.19

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.7%
1 - 3 Years	9.8
3 - 5 Years	17.8
5 - 7 Years	26.2
7 - 10 Years	41.2
10 - 20 Years	0.7
20 - 30 Years	0.2
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)

U.S. Government	5.9%
Aaa	10.5
Aa	15.4
A	47.8
Baa	19.1
Ba	0.4
Not Rated	0.9

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 7, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2014
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade
Fund Investor Shares	0.85%	8.82%	5.35%	$16,846
Barclays U.S. 5–10 Year Credit Bond
••••••••
Index	0.53	9.49	5.77	17,527

– – – – Spliced Barclays Core U.S. Bond Aggregate Funds Bond Average Index	0.02 0.12	6.48 4.93	4.05 4.62	14,871 15,703
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares	0.95%	8.94%	5.47%	$85,136
Barclays U.S. 5–10 Year Credit Bond Index	0.53	9.49	5.77	87,634
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.78%	-0.54%	4.24%	5.40%
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	-1.37%	8.52%	4.74%	0.54%	5.28%
Admiral Shares	2/12/2001	-1.27	8.64	4.85	0.54	5.39

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.750%	1/15/17	535,000	536,252	3.2%
1	United States Treasury Note/Bond	0.625%	4/30/18	133,378	130,043	0.8%
[1,2,3] United States Treasury
	Note/Bond	0.750%–3.625%	4/30/16–8/15/19	31,375	31,808	0.2%
					698,103	4.2%
Nonconventional Mortgage-Backed Securities †					710	0.0%
Total U.S. Government and Agency Obligations (Cost $695,475)					698,813	4.2%
Asset-Backed/Commercial Mortgage-Backed Securities
[4,5]	Ally Master Owner Trust
	Series 2010-4	1.230%	8/15/17	39,470	39,819	0.3%
4	Banc of America Commercial
	Mortgage Trust 2006-4	5.634%	7/10/46	24,950	27,067	0.2%
4	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	4,021	4,398	0.0%
4	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	4,391	4,809	0.0%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.584%–5.635%	4/10/49	16,179	17,951	0.1%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.171%–6.215%	2/10/51	34,339	38,919	0.2%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR7	4.945%	2/11/41	393	393	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	1,320	1,389	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	2,391	2,618	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.706%	6/11/40	22,140	24,872	0.2%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	12,223	13,586	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	3,863	4,356	0.0%
[4,5]	Chase Issuance Trust 2007-C1	0.620%	4/15/19	6,100	6,028	0.0%
[4,5]	Chase Issuance Trust 2012-A10	0.420%	12/16/19	6,000	5,981	0.0%
[4,6]	Citibank Omni Master Trust
	2009-A13	5.350%	8/15/18	13,931	14,290	0.1%
[4,5,6] Citibank Omni Master Trust
	2009-A14A	2.910%	8/15/18	1,825	1,848	0.0%
[4,6]	Citibank Omni Master Trust
	2009-A17	4.900%	11/15/18	43,447	44,907	0.3%
4	Discover Card Execution Note
	Trust 2012-A6	1.670%	1/18/22	40,000	38,841	0.2%
[4,6]	Ford Credit Auto Lease
	Trust 2012-B	1.100%	12/15/15	2,200	2,208	0.0%
4	Ford Credit Auto Lease
	Trust 2013-A	0.780%–1.280%	4/15/16–6/15/16	8,850	8,864	0.1%
4	Ford Credit Auto Owner
	Trust 2010-A	2.930%–3.220%	11/15/15–3/15/16	2,210	2,251	0.0%
4	Ford Credit Auto Owner
	Trust 2013-A	1.150%–1.360%	7/15/18–10/15/18	2,750	2,747	0.0%
4	Ford Credit Auto Owner
	Trust 2013-B	1.110%–1.820%	10/15/18–11/15/19	3,100	3,285	0.0%
4	Ford Credit Auto Owner
	Trust 2013-C	1.680%–2.500%	11/15/18–1/15/20	5,500	5,569	0.0%
4	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	5,690	5,701	0.0%
[4,6]	Ford Credit Floorplan
	Master Owner Trust A
	Series 2010-3	4.990%	2/15/17	8,785	9,254	0.1%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-2	1.920%	1/15/19	2,000	2,041	0.0%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-4	0.940%–1.390%	9/15/16	8,700	8,758	0.1%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-5	1.490%–2.140%	9/15/19	27,500	29,054	0.2%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-1	1.370%–1.820%	1/15/18	7,800	8,031	0.1%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-3	1.740%	6/15/17	820	840	0.0%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-4	2.100%–2.790%	6/15/20	1,680	1,735	0.0%
[4,5]	GE Capital Credit Card
	Master Note Trust
	Series 2011-2	1.160%	5/15/19	10,800	10,814	0.1%
4	GE Capital Credit Card
	Master Note Trust
	Series 2012-2	2.220%	1/15/22	30,000	30,017	0.2%
4	GE Capital Credit Card
	Master Note Trust
	Series 2012-6	1.360%	8/17/20	2,300	2,274	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.907%	4/22/19	13,000	13,720	0.1%
[4,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.597%	10/20/17	10,000	10,141	0.1%
4	GS Mortgage Securities
	Trust 2006-GG6	5.506%–5.553%	4/10/38	14,305	15,272	0.1%
[4,6]	GS Mortgage Securities
	Trust 2010-C2	5.225%	12/10/43	1,370	1,473	0.0%
[4,6]	GS Mortgage Securities
	Trust 2011-GC3	5.543%	3/10/44	2,650	2,890	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	4,100	4,108	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	6,450	6,110	0.0%
[4,6]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,117	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,250	5,068	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–3.817%	8/10/46	2,800	2,907	0.0%
4	Merrill Lynch Mortgage
	Trust 2006-C2	5.739%	8/12/43	806	885	0.0%
4	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	16,140	18,074	0.1%
4	ML-CFC Commercial
	Mortgage Trust 2006-2	5.876%	6/12/46	2,785	3,055	0.0%
4	Morgan Stanley Capital I
	Trust 2006-HQ9	5.728%	7/12/44	6,571	7,195	0.1%
4	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	3,638	3,982	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.908%	6/11/49	7,580	8,485	0.1%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	7,234	7,996	0.1%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	2,440	2,474	0.0%
[4,6]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,000	5,832	0.0%
6	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				1,371,538	8.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,875,836)					1,917,837	11.5%
Corporate Bonds
Finance
	Banking
	Associates Corp. of
	North America	6.950%	11/1/18	8,855	10,639	0.1%
	Bank of America Corp.	2.000%–7.625%	8/1/16–1/22/24	168,027	181,281	1.1%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	15,542	0.1%
	Barclays Bank plc	6.750%	5/22/19	28,530	34,631	0.2%
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,398	0.0%
	BNP Paribas SA	5.000%	1/15/21	73,350	80,557	0.5%
	BNP Paribas SA	3.250%	3/3/23	34,735	33,126	0.2%
	Citigroup Inc.	4.500%	1/14/22	38,500	40,794	0.2%
	Citigroup Inc.	5.375%	8/9/20	31,422	35,581	0.2%
	Citigroup Inc.	3.375%–8.500%	8/15/17–9/13/25	89,308	99,084	0.6%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	70,232	71,033	0.4%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	47,080	46,190	0.3%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	44,100	45,031	0.3%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank
BA	2.250%–4.500%	1/14/19–1/11/21	21,744	23,215	0.1%
Goldman Sachs Group Inc.	2.625%	1/31/19	41,500	41,539	0.3%
Goldman Sachs Group Inc.	5.250%	7/27/21	37,857	41,299	0.2%
Goldman Sachs Group Inc.	5.750%	1/24/22	32,535	36,815	0.2%
Goldman Sachs Group Inc.	2.375%–7.500%	9/1/17–1/22/23	78,035	88,168	0.5%
HSBC Bank USA NA	4.875%	8/24/20	39,478	42,864	0.3%
HSBC Bank USA NA	6.000%	8/9/17	5,055	5,767	0.0%
HSBC Holdings plc	5.100%	4/5/21	51,948	58,118	0.3%
HSBC Holdings plc	4.000%	3/30/22	26,100	27,029	0.2%
HSBC USA Inc.	5.000%	9/27/20	8,158	8,871	0.1%
JPMorgan Chase & Co.	1.625%–6.300%	6/27/17–1/25/23	189,941	201,738	1.2%
JPMorgan Chase Bank NA	6.000%	7/5/17–10/1/17	16,880	19,357	0.1%
Lloyds Bank plc	6.375%	1/21/21	38,592	46,775	0.3%
Merrill Lynch & Co. Inc.	6.400%–6.875%	8/28/17–11/15/18	18,770	22,095	0.1%
Morgan Stanley	2.125%–7.300%	1/9/17–2/25/23	134,285	151,474	0.9%
Royal Bank of Scotland plc	6.125%	1/11/21	29,500	34,428	0.2%
Royal Bank of Scotland plc	5.625%	8/24/20	29,026	33,040	0.2%
UBS AG	4.875%	8/4/20	51,600	57,747	0.3%
US Bancorp	2.950%	7/15/22	35,200	33,498	0.2%
Wachovia Bank NA	6.000%	11/15/17	8,000	9,269	0.1%
Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	23,305	26,577	0.2%
Wells Fargo & Co.	3.450%	2/13/23	36,700	35,239	0.2%
Wells Fargo & Co.	2.150%–5.625%	12/11/17–8/15/23	91,751	95,993	0.6%
Westpac Banking Corp.	4.875%	11/19/19	32,795	36,736	0.2%
6 Banking—Other †				1,047,422	6.3%
Brokerage †				203,240	1.2%
Finance Companies
General Electric Capital Corp.	4.650%	10/17/21	35,847	39,344	0.2%
4 General Electric
Capital Corp.	2.300%–6.375%	2/15/17–11/15/67	145,896	161,390	1.0%
HSBC Finance Corp.	6.676%	1/15/21	89,189	103,655	0.6%
Finance Companies—Other †				32,622	0.2%
Insurance
UnitedHealth Group Inc.	2.875%	3/15/22	34,316	33,286	0.2%
6 Insurance—Other †				714,988	4.3%
Other Finance
IntercontinentalExchange Group Inc.	4.000%	10/15/23	34,330	35,275	0.2%
Other Finance—Other †				24,435	0.2%
Real Estate Investment Trusts
Simon Property Group LP	5.650%	2/1/20	31,200	36,308	0.2%
6 Real Estate Investment Trusts—Other †				317,082	1.9%
				4,626,585	27.7%
Industrial
6 Basic Industry †				580,044	3.5%
Capital Goods
General Electric Co.	2.700%	10/9/22	40,000	38,320	0.2%
General Electric Co.	5.250%	12/6/17	12,925	14,710	0.1%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United Technologies Corp.	3.100%	6/1/22	64,930	64,695	0.4%
6 Capital Goods—Other †				781,635	4.7%
Communication
America Movil SAB de CV	3.125%	7/16/22	39,300	36,691	0.2%
America Movil SAB de CV	5.000%	3/30/20	32,500	35,512	0.2%
AT&T Inc.	3.000%	2/15/22	48,396	45,998	0.3%
6 Communication—Other †				781,393	4.7%
Consumer Cyclical
Ford Motor Credit Co. LLC	3.000%–8.125%	6/12/17–8/6/23	83,699	94,584	0.6%
Wal-Mart Stores Inc.	2.550%	4/11/23	57,500	53,804	0.3%
6 Consumer Cyclical—Other †				644,097	3.8%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.000%–5.600%	3/1/17–3/1/19	8,600	9,693	0.1%
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	1/17/23–2/1/24	25,375	25,047	0.2%
Anheuser-Busch InBev
Worldwide Inc.	5.375%	1/15/20	42,085	48,847	0.3%
Anheuser-Busch InBev
Worldwide Inc.	2.500%	7/15/22	44,177	41,749	0.2%
Anheuser-Busch InBev
Worldwide Inc.	5.000%–7.750%	11/15/14–4/15/20	61,470	73,425	0.4%
Coca-Cola Co.	3.300%	9/1/21	34,245	35,336	0.2%
Koninklijke Philips NV	3.750%	3/15/22	32,849	33,894	0.2%
St. Jude Medical Inc.	3.250%	4/15/23	37,138	36,015	0.2%
6 Consumer Noncyclical—Other †				1,614,564	9.7%
Energy
BP Capital Markets plc	3.245%	5/6/22	35,000	34,489	0.2%
BP Capital Markets plc	4.500%	10/1/20	30,500	33,427	0.2%
BP Capital Markets plc	1.375%–4.750%	11/6/17–5/10/23	114,128	114,423	0.7%
Chevron Corp.	3.191%	6/24/23	37,083	36,701	0.2%
Chevron Corp.	2.355%	12/5/22	39,000	36,483	0.2%
Shell International Finance BV	2.375%	8/21/22	39,609	37,043	0.2%
6 Energy—Other †				684,015	4.1%
Other Industrial †				1,604	0.0%
Technology
Apple Inc.	2.400%	5/3/23	78,300	71,666	0.4%
Intel Corp.	3.300%	10/1/21	44,900	45,662	0.3%
Intel Corp.	2.700%	12/15/22	38,000	35,897	0.2%
6 Technology—Other †				553,733	3.3%
Transportation
United Parcel Service Inc.	3.125%	1/15/21	34,200	35,116	0.2%
6 Transportation—Other †				166,211	1.0%
				6,976,523	41.7%
Utilities
6 Electric †				1,053,118	6.3%
6 Natural Gas †				194,290	1.2%
				1,247,408	7.5%
Total Corporate Bonds (Cost $12,501,122)				12,850,516	76.9%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $638,065) †				636,355	3.8%
Taxable Municipal Bonds (Cost $53,255) †				54,731	0.3%
[6]Tax-Exempt Municipal Bonds (Cost $167,550) †				173,771	1.0%
Convertible Preferred Stocks (Cost $8,571) †				—	0.0%

Intermediate-Term Investment-Grade Fund

				Market	Percentage
				Value	of Net
	Coupon		Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
7 Vanguard Market Liquidity
Fund (Cost $136,125)	0.130%		136,124,532	136,125	0.8%
Total Investments (Cost $16,075,999)				16,468,148	98.5%

		Expiration
		Date	Contracts
Liabiliy for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 124.50		2/21/14	524	(770)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 125.50		2/21/14	532	(407)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 122.50		2/21/14	1,056	(33)	0.0%
Total Liability for Options Written (Premiums Received $679)				(1,210)	0.0%
Other Assets and Liabilities
Other Assets				400,880	2.4%
Other Liabilities				(150,488)	(0.9%)
				250,392	1.5%
Net Assets				16,717,330	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	16,321,351
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	1,922
Unrealized Appreciation (Depreciation)
Investment Securities	392,149
Futures Contracts	(6,113)
Options on Futures Contracts	(531)
Swap Contracts	8,552
Net Assets	16,717,330

Investor Shares—Net Assets
Applicable to 315,940,344 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,099,194
Net Asset Value Per Share—Investor Shares	$9.81

Admiral Shares—Net Assets
Applicable to 1,388,274,833 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,618,136
Net Asset Value Per Share—Admiral Shares	$9.81

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $14,303,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $813,000 have been segregated as collateral for open over-the-counter swap contracts.
3 Securities with a value of $552,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the aggregate value of these securities was $1,163,085,000, representing 7.0% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends	71
Interest[1]	590,098
Total Income	590,169
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,712
Management and Administrative—Investor Shares	6,158
Management and Administrative—Admiral Shares	9,263
Marketing and Distribution—Investor Shares	1,146
Marketing and Distribution—Admiral Shares	2,946
Custodian Fees	220
Auditing Fees	41
Shareholders’ Reports—Investor Shares	106
Shareholders’ Reports—Admiral Shares	87
Trustees’ Fees and Expenses	17
Total Expenses	21,696
Net Investment Income	568,473
Realized Net Gain (Loss)
Investment Securities Sold	243,487
Futures Contracts	16,856
Swaptions and Options on Futures Contracts	(1,595)
Swap Contracts	12,093
Realized Net Gain (Loss)	270,841
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(699,207)
Futures Contracts	(4,743)
Options on Futures Contracts	(562)
Swap Contracts	(19,617)
Change in Unrealized Appreciation (Depreciation)	(724,129)
Net Increase (Decrease) in Net Assets Resulting from Operations	115,185
1 Interest income from an affiliated company of the fund was $326,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	568,473	633,986
Realized Net Gain (Loss)	270,841	497,697
Change in Unrealized Appreciation (Depreciation)	(724,129)	(46,737)
Net Increase (Decrease) in Net Assets Resulting from Operations	115,185	1,084,946
Distributions
Net Investment Income
Investor Shares	(124,861)	(174,913)
Admiral Shares	(453,908)	(471,180)
Realized Capital Gain[1]
Investor Shares	(75,049)	(95,277)
Admiral Shares	(270,895)	(269,094)
Total Distributions	(924,713)	(1,010,464)
Capital Share Transactions
Investor Shares	(1,592,771)	15,503
Admiral Shares	(346,346)	3,127,849
Net Increase (Decrease) from Capital Share Transactions	(1,939,117)	3,143,352
Total Increase (Decrease)	(2,748,645)	3,217,834
Net Assets
Beginning of Period	19,465,975	16,248,141
End of Period	16,717,330	19,465,975

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $22,569,000 and $83,279,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.24	$10.18	$9.94	$9.81	$8.64
Investment Operations
Net Investment Income	. 311	. 354	. 418.458		.468
Net Realized and Unrealized Gain (Loss)
on Investments	(.229)	.266	.463	.372	1.220
Total from Investment Operations	.082	.620	.881	.830	1.688
Distributions
Dividends from Net Investment Income	(.317)	(. 360)	(. 428)	(.473)	(. 478)
Distributions from Realized Capital Gains	(.195)	(. 200)	(. 213)	(. 227)	(.040)
Total Distributions	(. 512)	(. 560)	(. 641)	(.700)	(.518)
Net Asset Value, End of Period	$9.81	$10.24	$10.18	$9.94	$9.81

Total Return[1]	0.85%	6.20%	9.18%	8.64%	20.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,099	$4,884	$4,837	$4,645	$5,489
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.12%	3.41%	4.17%	4.56%	5.05%
Portfolio Turnover Rate	100%	62%	49%	39%	69%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.24	$10.18	$9.94	$9.81	$8.64
Investment Operations
Net Investment Income	. 321	. 364	. 428.470		.480
Net Realized and Unrealized Gain (Loss)
on Investments	(.229)	.266	.463	.372	1.220
Total from Investment Operations	.092	.630	.891	. 842	1.700
Distributions
Dividends from Net Investment Income	(.327)	(.370)	(.438)	(.485)	(. 490)
Distributions from Realized Capital Gains	(.195)	(. 200)	(. 213)	(. 227)	(.040)
Total Distributions	(.522)	(.570)	(. 651)	(.712)	(.530)
Net Asset Value, End of Period	$9.81	$10.24	$10.18	$9.94	$9.81

Total Return	0.95%	6.30%	9.29%	8.77%	20.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,618	$14,582	$11,411	$9,717	$8,601
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.22%	3.51%	4.27%	4.68%	5.18%
Portfolio Turnover Rate	100%	62%	49%	39%	69%

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Intermediate-Term Investment-Grade Fund

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 8% and 6% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2014, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on quarterly average market values.

3. Swaptions: The fund enters into swaptions to adjust the fund’s sensitivity to interest rates. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into an interest rate swap in which the fund will pay a fixed rate and receive a floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into an interest rate swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount.

Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

The primary risk associated with purchasing swaptions is that interest rates move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates move in such a way that the swaption is in-the-money, the counterparty exercises the swaption and the resulting interest rate swap results in a negative cash-flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swaption contract. The fund mitigates its counterparty risk by only entering into swaptions with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swaption contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swaption contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swaption contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Intermediate-Term Investment-Grade Fund

During the year ended January 31, 2014, the fund’s average value of swaptions purchased and swaptions written each represented less than 1% of net assets, based on quarterly average market values.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment

Intermediate-Term Investment-Grade Fund

by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund also enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2014, the average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on quarterly average notional amounts. The average amounts of interest rate swaps represented 4% of net assets, based on quarterly average notional amounts.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital

Intermediate-Term Investment-Grade Fund

of $1,826,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.73% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	698,813	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,903,745	14,092
Corporate Bonds	—	12,845,242	5,274
Sovereign Bonds	—	636,355	—
Taxable Municipal Bonds	—	54,731	—
Tax-Exempt Municipal Bonds	—	173,771	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	—	—	—
Temporary Cash Investments	136,125	—	—
Futures Contracts—Assets[1]	1,053	—	—
Futures Contracts—Liabilities[1]	(2,981)	—	—
Swap Contracts—Assets	34[1]	12,534	—
Swap Contracts—Liabilities	—	(3,989)	—
Liability for Option Contracts Written	(1,210)	—	—
Total	133,021	16,321,202	19,366
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	12,618	1,003	13,621
Other Liabilities	(5,099)	(3,081)	(8,180)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2014, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	16,856	—	16,856
Options on Futures Contracts	(1,595)	—	(1,595)
Swaptions and Swap Contracts	14,965	(2,872)	12,093
Realized Net Gain (Loss) on Derivatives	30,226	(2,872)	27,354

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(4,743)	—	(4,743)
Options on Futures Contracts	(562)	—	(562)
Swap Contracts	(17,258)	(2,359)	(19,617)
Change in Unrealized Appreciation (Depreciation)
on Derivatives	(22,563)	(2,359)	(24,922)

At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2014	(8,177)	(1,028,258)	(6,903)
5-Year U.S. Treasury Note	March 2014	6,151	741,964	1,778
2-Year U.S. Treasury Note	March 2014	1,839	404,954	435
Ultra Long U.S. Treasury Bond	March 2014	(289)	(41,562)	(1,400)
30-Year U.S. Treasury Bond	March 2014	236	31,528	(23)
				(6,113)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At January 31, 2014, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	12/20/18	MSCS	10,000	(221)	1.000	16
AT&T/A3	12/20/18	DBAG	10,000	(103)	1.000	28
Bank of America Corp./Baa2	12/20/17	MSCS	7,680	223	1.000	296
Belgium (Kingdom of)/Aa3	9/20/17	RBS	1,200	41	1.000	69
BHP Billiton Finance/A1	12/20/18	DBAG	10,000	(126)	1.000	26
BP plc/A2	12/20/18	DBAG	10,000	(140)	1.000	86
Federative Republic of Brazil/Baa2	3/20/19	GSCM	5,800	235	1.000	(57)
Republic of Chile/Aa3	3/20/19	BARC	2,000	(20)	1.000	(10)
Danaher Corporation	12/20/18	MSCS	10,000	(289)	1.000	(1)
Deere & Co./A2	12/20/18	DBAG	10,000	(313)	1.000	12
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	1,500	6	1.000	10
Ford Motor Company/Baa3	12/20/18	JPMC	10,000	(1,715)	5.000	50
Indonesia (Republic of)/Baa3	12/20/18	GSCM	2,125	125	1.000	4
Indonesia (Republic of)/Baa4	3/20/19	JPMC	4,250	231	1.000	(41)
Kinder Morgan Energy
Partners LP/Baa2	9/20/18	CSFBI	1,500	(8)	1.000	—
Kinder Morgan Energy
Partners LP/Baa2	6/20/18	CSFBI	4,450	(55)	1.000	(21)
Kohls Corp./Baa1	9/20/18	BOANA	4,500	78	1.000	(25)
Kohls Corp./Baa2	6/20/18	JPMC	4,500	80	1.000	7
Malaysia (Federation of)/A3	3/20/19	DBAG	5,000	14	1.000	(57)
Rio Tinto Ltd./A3	12/20/18	DBAG	10,000	51	1.000	51
Russian Federation/Baa1	3/20/19	BARC	3,000	105	1.000	(39)
TJX Companies Inc./A3	12/20/18	MSCS	10,000	(304)	1.000	(15)
United Parcel Service of Inc./Aa3	12/20/18	BNPSW	10,000	(358)	1.000	5
Wal-Mart Stores Inc./Aa2	12/20/18	MSCS	10,000	(353)	1.000	12
Wesfarmers Ltd./A3	12/20/18	DBAG	10,000	(131)	1.000	61
				(2,947)		467

Intermediate-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Purchased
Aetna Inc.	12/20/18	JPMC	8,225	230	(1.000)	(18)
Austria (Republic of)	9/20/17	BNPSW	1,200	(21)	(1.000)	(52)
Baker Hughes Inc.	12/20/18	MSCS	8,225	131	(1.000)	(81)
Bank of America Corp.	12/20/14	DBAG	3,130	(7)	(1.000)	(28)
Bank of America Corp.	12/20/14	BARC	3,130	(7)	(1.000)	(28)
Federative Republic of Brazil	12/20/15	BOANA	1,500	(7)	(1.000)	(7)
Capital One Financial Corp.	6/20/18	DBAG	25,000	74	(1.000)	(403)
Deven Energy Corp.	9/20/18	BARC	7,000	28	(1.000)	(70)
Dow Chemical Company (The)	12/20/18	GSCM	8,225	38	(1.000)	(71)
EI Du Pont De Nemours & Co.	9/20/18	GSCM	2,250	52	(1.000)	(16)
EI Du Pont De Nemours & Co.	9/20/18	BARC	2,250	50	(1.000)	(17)
EI Du Pont De Nemours & Co.	9/20/18	BNPSW	2,250	50	(1.000)	(17)
EI Du Pont De Nemours & Co.	9/20/18	CSFBI	2,970	71	(1.000)	(18)
EI Du Pont De Nemours & Co.	9/20/18	DBAG	2,250	50	(1.000)	(17)
Encana Corp.	12/20/18	CSFBI	8,225	252	(1.000)	241
Federal Express Corp.	12/20/18	GSCM	7,840	118	(1.000)	(25)
Halliburton Company	12/20/18	BOANA	8,225	234	(1.000)	(30)
Hillshire Brands Co.	12/20/18	BOANA	8,225	(23)	(1.000)	(101)
Home Depot Inc.	12/20/18	GSCM	8,225	(137)	(1.000)	(429)
Korea (Republic of)	9/20/18	JPMC	2,000	17	(1.000)	(20)
McKesson Corp.	3/20/19	JPMC	6,360	226	(1.000)	10
McKesson Corp.	3/20/19	JPMC	6,360	232	(1.000)	15
Mexico (United Mexican State)	12/20/15	BOANA	1,500	(9)	(1.000)	(24)
Mexico (United Mexican State)	12/20/18	GSCM	5,800	(14)	(1.000)	(9)
Mexico (United Mexican State)	12/20/18	GSCM	3,100	(10)	(1.000)	(7)
Morgan Stanley	9/20/15	BARC	4,400	(80)	(1.000)	(120)
Norfolk Southern Corporation	12/20/18	GSCM	8,225	266	(1.000)	(38)
Safeway Inc.	12/20/18	CSFBI	8,225	(517)	(1.000)	(178)
Sherwin-Williams Company (The)	12/20/18	JPMC	8,225	119	(1.000)	(89)
Skandinaviska Enskida Banken AB	6/20/18	BOANA	4,880	15	(1.000)	(62)
Time Warner Cable Inc.	12/20/18	DBAG	8,225	(458)	(1.000)	(175)
Toyota Motor Corp.	12/20/18	BOANA	8,225	187	(1.000)	(103)
Turkey (Republic of)	3/20/19	BARC	1,000	(71)	(1.000)	4

Intermediate-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Valero Energy Corp.	12/20/18	DBAG	8,225	(140)	(1.000)	(203)
Walt Disney Company (The)	12/20/18	GSCM	8,225	298	(1.000)	(34)
Wellpoint Inc.	12/20/17	CSFBI	10,000	(30)	(1.000)	(271)
Wells Fargo & Company	3/20/15	GSCM	4,400	(8)	(1.000)	(54)
						(2,545)
						(2,078)
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
MSCS—Morgan Stanley.
JPMC—JP Morgan Chase Bank.
RBS—Royal Bank of Scotland Group.

Centrally Cleared Interest Rate Swaps
		Fixed	Floating
		Interest Rate	Interest Rate	Unrealized
	Notional	Received	Received	Appreciation
	Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	($000)	(%)	(%)	($000)
12/17/15	1,330	0.359	(0.159)[2]	—
12/17/15	3,610	0.377	(0.159)[2]	2
5/22/16	3,800	0.546	(0.238)[3]	(1)
12/10/16	8,355	0.656	(0.161)[2]	(9)
1/15/17	3,050	0.770	(0.198)[3]	4
5/1/18	3,400	1.214	(0.170)[2]	(5)
1/25/23	4,500	2.560	(0.158)[2]	(2)
3/25/23	1,150	0.156	(0.208)[2]	18
				7

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/14/14	WFC	21,200	1.022	(0.160)[2]	7
2/25/14	WFC	1,090	0.201	(0.155)[2]	1
3/6/14	GSCM	18,138	2.448	(0.168)[2]	40
5/15/14	GSCM	1,000	1.528	(0.160)[2]	4
5/16/14	WFC	8,640	1.083	(0.238)[3]	21
6/15/14	WFC	1,200	1.150	(0.160)[2]	4
6/15/14	WFC	4,400	2.338	(0.160)[2]	35
6/15/14	WFC	40	2.577	(0.160)[2]	0
8/15/14	JPMC	1,825	1.501	(0.160)[2]	13
10/15/14	WFC	6,455	1.130	(0.160)[2]	42
12/15/14	GSCM	1,463	0.553	(0.160)[2]	4
1/25/15	BARC	6,400	0.313	(0.158)[2]	7
2/17/15	GSCM	14,170	2.555	(0.238)[3]	335
3/24/15	GSCM	1,520	2.910	(0.158)[2]	47
7/15/15	CSFBI	12,100	0.393	(0.160)[2]	23
8/15/15	GSCM	53,730	1.5875	(0.160)[2]	1,080
10/20/15	BOANA	10,000	0.390	(0.157)[2]	13
10/21/15	WFC	18,475	1.485	(0.237)[3]	349
2/15/16	BOANA	4,000	0.450	(0.160)[2]	4
2/15/16	GSCM	9,000	0.448	(0.160)[2]	10
2/15/16	WFC	9,000	0.450	(0.160)[2]	10
2/22/16	BNPSW	1,951	0.522	(0.238)[3]	3
5/16/16	GSCM	5,400	0.451	(0.159)[2]	(2)
5/16/16	GSCM	10,800	0.434	(0.160)[2]	(10)
5/19/16	WFC	4,081	1.454	(0.238)[3]	50
6/15/16	BOANA	7,947	0.299	(0.160)[2]	2
10/25/16	WFC	15,200	1.714	(0.239)[3]	416
1/15/17	BARC	1,130	2.971	(0.160)[2]	75
2/15/17	BARC	1,490	3.180	(0.160)[2]	109
2/15/17	BARC	1,145	2.287	(0.160)[2]	53
2/15/17	BOANA	12,650	1.875	(0.160)[2]	425
2/15/17	GSCM	365	3.433	(0.160)[2]	29
2/15/17	WFC	625	3.373	(0.160)[2]	49
2/15/17	WFC	950	2.407	(0.160)[2]	47
2/15/17	WFC	5,700	2.407	(0.160)[2]	283
2/15/17	WFC	400	0.714	(0.160)[2]	(1)

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
4/20/17	GSCM	13,000	0.960	(0.157)[2]	52
5/5/17	BOANA	4,555	0.876	(0.160)[2]	4
9/15/17	BARC	5,400	3.363	(0.160)[2]	457
9/15/17	BOANA	5,910	0.755	(0.160)[2]	(53)
9/15/17	GSCM	4,850	3.520	(0.160)[2]	438
9/15/17	GSCM	7,295	2.533	(0.160)[2]	400
9/15/17	WFC	1,100	2.345	(0.160)[2]	53
10/16/17	WFC	7,000	0.750	(0.159)[2]	(74)
12/15/17	GSCM	6,000	0.788	(0.160)[2]	(72)
2/15/18	BARC	18,000	0.923	(0.160)[2]	(179)
3/15/18	BOANA	13,000	0.944	(0.160)[2]	(174)
5/24/18	BNPSW	10,000	0.984	(0.158)[2]	(125)
8/15/18	BNPSW	5,400	0.715	(0.160)[2]	(54)
3/15/19	GSCM	4,990	1.399	(0.160)[2]	(46)
4/25/19	WFC	11,550	2.053	(0.236)[3]	349
4/25/19	WFC	5,500	2.756	(0.239)[3]	249
4/25/20	GSCM	4,365	2.794	(0.239)[3]	201
4/25/20	JPMC	28,610	3.024	(0.239)[3]	1,720
4/1/21	WFC	5,891	0.965	(0.170)[2]	(118)
6/25/21	GSCM	5,720	3.143	(0.246)[3]	378
10/25/21	WFC	6,500	3.328	(0.239)[3]	492
11/25/22	BARC	17,900	2.758	(0.238)[3]	884
11/25/22	UBSAG	3,348	2.491	(0.238)[3]	114
1/25/23	WFC	3,000	3.144	(0.239)[3]	187
7/25/23	BARC	24,625	3.483	(0.239)[3]	1,963
					10,623
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

At January 31, 2014, counterparties had deposited in segregated accounts securities with a value of $15,981,000 in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the fund may sell or retain the securities, however such action may be subject to legal proceedings.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $63,796,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $10,296,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2014, the fund had long-term capital gains of $13,777,000 available for distribution.

At January 31, 2014, the cost of investment securities for tax purposes was $16,094,498,000. Net unrealized appreciation of investment securities for tax purposes was $373,650,000, consisting of unrealized gains of $613,080,000 on securities that had risen in value since their purchase and $239,430,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $7,432,136,000 of investment securities and sold $8,848,076,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,795,382,000 and $10,666,776,000, respectively.

The following table summarizes the fund’s options on futures and swaptions written during the year ended January 31, 2014:

	Options on Futures Contracts		Swaptions Contracts
		Premiums	Number of	Premiums
	Number of	Received	Contracts	Received
Options	Contracts	($000)	(000)	($000)
Balance at January 31, 2013	1,064	710	—	—
Options written	7,783	3,356	59,400	267
Options expired	—	—	—	—
Options closed	(6,735)	(3,387)	(59,400)	(267)
Options exercised	—	—	—	—
Options open at January 31, 2014	2,112	679	—	—

Intermediate-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	909,326	90,920	2,020,863	196,624
Issued in Lieu of Cash Distributions	164,142	16,498	214,777	20,876
Redeemed	(2,666,239)	(268,637)	(2,220,137)	(215,583)
Net Increase (Decrease)—Investor Shares	(1,592,771)	(161,219)	15,503	1,917
Admiral Shares
Issued	4,427,560	445,175	5,232,696	507,523
Issued in Lieu of Cash Distributions	583,238	58,730	598,470	58,119
Redeemed	(5,357,144)	(540,101)	(2,703,317)	(262,314)
Net Increase (Decrease) —Admiral Shares	(346,346)	(36,196)	3,127,849	303,328

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWESX		VWETX
Expense Ratio[1]	0.22%		0.12%
30-Day SEC Yield	4.51%		4.61%

Financial Attributes

	Barclays
		Long	Barclays
		Credit	Aggregate
	A/Better		Bond
	Fund	Index	Index
Number of Bonds	594	1,003	8,727
Yield to Maturity
(before expenses)	4.7%	4.7%	2.3%
Average Coupon	5.3%	5.7%	3.3%
Average Duration	12.7 years	13.5 years	5.5 years
Average Effective
Maturity	23.0 years	23.7 years	7.6 years
Short-Term
Reserves	3.5%	—	—

Sector Diversification (% of portfolio)
Finance			22.2%
Foreign			2.2
Industrial			40.7
Treasury/Agency			3.0
Utilities			14.7
Other			17.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.79
Beta	1.00	2.74

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.6%
1 - 3 Years	0.5
3 - 5 Years	0.1
5 - 7 Years	0.1
7 - 10 Years	2.0
10 - 20 Years	20.1
20 - 30 Years	69.6
Over 30 Years	4.0

Distribution by Credit Quality (% of portfolio)

U.S. Government	4.8%
Aaa	2.7
Aa	26.3
A	53.5
Baa	11.1
Not Rated	1.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 7, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund
Investor Shares	-0.41%	10.36%	6.61%	$18,972
Barclays U.S. Long Credit A or Better
••••••••
Bond Index	-1.10	10.11	6.23	18,298

– – – – Corporate A-Rated Debt Funds Average	0.60	7.10	4.22	15,125
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	15,703

Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral
Shares	-0.31%	10.48%	6.73%	$95,920
Barclays U.S. Long Credit A or Better Bond
Index	-1.10	10.11	6.23	91,492
Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	5.94%	3.83%	9.77%	10.05%
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	-5.87%	8.20%	5.69%	0.68%	6.37%
Admiral Shares	2/12/2001	-5.77	8.32	5.81	0.68	6.49

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities[1]
[1,2,3] United States Treasury Note/Bond		4.500%	2/15/36	269,125	314,370	2.2%
	United States Treasury Note/Bond	3.750%	11/15/43	5,447	5,592	0.0%
	U.S. Government Securities—Other †				25,749	0.2%
					345,711	2.4%

Agency Notes †					53,728	0.4%
Total U.S. Government and Agency Obligations (Cost $412,799)					399,439	2.8%
Corporate Bonds
Finance
	Banking
	Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	81,819	105,636	0.7%
	Citigroup Inc.	6.625%	6/15/32	56,285	63,640	0.4%
	Citigroup Inc.	3.500%–8.125%	5/15/23–11/7/43	169,900	186,820	1.3%
	Goldman Sachs Group Inc.	6.450%	5/1/36	53,500	57,487	0.4%
	Goldman Sachs Group Inc.	6.125%–6.750%	2/15/33–2/1/41	120,880	137,178	1.0%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	83,475	92,208	0.7%
	HSBC Holdings plc	6.800%	6/1/38	93,749	115,417	0.8%
	HSBC Holdings plc	6.500%–7.625%	5/17/32–9/15/37	69,800	85,432	0.6%
	JPMorgan Chase & Co.	6.400%	5/15/38	90,000	109,681	0.8%
	JPMorgan Chase & Co.	3.375%–5.625%	5/1/23–8/16/43	92,805	97,774	0.7%
	Morgan Stanley	7.250%	4/1/32	45,450	57,834	0.4%
	Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	53,955	60,771	0.4%
4	Wells Fargo & Co.	5.606%	1/15/44	153,488	163,692	1.2%
	Wells Fargo & Co.	4.125%–5.375%	8/15/23–11/2/43	25,881	26,471	0.2%
4	Banking—Other †				387,692	2.7%
4	Brokerage †				26,138	0.2%
	Finance Companies
	General Electric Capital Corp.	6.750%	3/15/32	127,220	159,930	1.1%
	General Electric Capital Corp.	5.875%	1/14/38	124,290	143,648	1.0%
	General Electric Capital Corp.	6.875%	1/10/39	62,270	80,008	0.6%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
5 General Electric
Capital Corp.	5.300%–7.500%	2/11/21–12/29/49	21,875	25,512	0.2%
Insurance
Berkshire Hathaway Inc.	4.500%	2/11/43	44,777	42,578	0.3%
4 Nationwide Mutual Insurance Co.	9.375%	8/15/39	43,446	63,494	0.5%
UnitedHealth Group Inc.	5.800%	3/15/36	50,236	57,887	0.4%
UnitedHealth Group Inc.	3.950%–6.875%	6/15/37–10/15/42	116,099	129,650	0.9%
4 Insurance—Other †				495,940	3.5%
Real Estate Investment Trusts †				13,941	0.1%
				2,986,459	21.1%
Industrial
Basic Industry †				96,112	0.7%
Capital Goods
General Electric Co.	4.125%	10/9/42	14,925	13,968	0.1%
United Technologies Corp.	4.500%	6/1/42	87,180	87,789	0.6%
United Technologies Corp.	6.125%	7/15/38	45,475	56,943	0.4%
United Technologies Corp.	5.700%–7.500%	9/15/29–4/15/40	47,905	59,811	0.4%
4 Capital Goods—Other †				266,478	1.9%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	26,859	35,696	0.2%
AT&T Inc.	5.350%	9/1/40	151,161	151,241	1.1%
AT&T Inc.	4.350%	6/15/45	90,058	77,212	0.5%
AT&T Inc.	4.300%	12/15/42	76,705	65,871	0.5%
AT&T Inc.	5.550%–6.500%	9/1/37–8/15/41	17,630	18,771	0.1%
Comcast Corp.	4.250%–7.050%	1/15/33–1/15/43	183,749	207,802	1.5%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	43,210	41,987	0.3%
Orange SA	8.750%	3/1/31	39,675	56,956	0.4%
Verizon Communications Inc.	6.550%	9/15/43	54,925	66,101	0.5%
Verizon
Communications Inc.	5.850%–7.750%	12/1/30–4/1/39	143,182	170,896	1.2%
Verizon Maryland LLC	5.125%	6/15/33	12,000	11,867	0.1%
4 Communication—Other †				292,401	2.1%
Consumer Cyclical
Home Depot Inc.	4.875%	2/15/44	60,800	63,854	0.5%
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	103,026	0.7%
Wal-Mart Stores Inc.	5.625%	4/15/41	75,432	88,584	0.6%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	70,739	0.5%
Wal-Mart Stores Inc.	4.000%–6.500%	9/1/35–10/2/43	131,314	146,794	1.0%
4 Consumer Cyclical—Other †				489,851	3.5%
Consumer Noncyclical
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	42,025	63,780	0.4%
AstraZeneca plc	6.450%	9/15/37	68,080	84,893	0.6%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	55,905	70,937	0.5%
Merck & Co. Inc.	6.550%	9/15/37	43,715	56,846	0.4%
Merck & Co. Inc.	3.600%–6.500%	12/1/33–5/18/43	46,545	54,396	0.4%
Merck Sharp &
Dohme Corp.	5.750%–5.850%	11/15/36–6/30/39	34,920	41,737	0.3%
Pfizer Inc.	7.200%	3/15/39	60,817	83,808	0.6%
Pfizer Inc.	4.300%	6/15/43	15,300	14,960	0.1%
Pharmacia Corp.	6.750%	12/15/27	28,000	35,615	0.3%
4 Roche Holdings Inc.	7.000%	3/1/39	47,905	65,922	0.5%
Wyeth LLC	5.950%	4/1/37	72,150	87,499	0.6%
4 Consumer Noncyclical—Other †				1,065,501	7.5%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Energy
Apache Corp.	4.750%	4/15/43	68,960	68,461	0.5%
Burlington Resources Finance Co.	7.400%	12/1/31	25,000	34,439	0.2%
ConocoPhillips	6.500%	2/1/39	68,735	88,794	0.6%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	41,266	0.3%
Shell International Finance BV	6.375%	12/15/38	52,060	66,151	0.5%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	49,297	0.3%
4 Energy—Other †				106,274	0.8%
4 Other Industrial †				58,928	0.4%
Technology †				345,193	2.5%
Transportation
Burlington Northern
Santa Fe LLC	4.375%–6.875%	12/1/27–9/1/43	58,092	61,988	0.4%
4 Transportation—Other †				94,454	0.7%
				5,481,889	38.8%
Utilities
Electric
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	62,673	0.4%
Duke Energy Carolinas LLC	4.000%–6.450%	10/15/32–9/30/42	84,772	84,334	0.6%
Duke Energy Corp.	3.950%	10/15/23	5,920	6,037	0.0%
Duke Energy Florida Inc.	5.650%–6.750%	2/1/28–4/1/40	34,235	40,609	0.3%
Duke Energy Indiana Inc.	4.200%–6.450%	8/15/38–7/15/43	54,675	60,204	0.4%
Duke Energy Progress Inc.	4.100%–5.700%	4/1/35–3/15/43	22,500	22,971	0.2%
MidAmerican Energy Co.	4.800%–5.800%	10/15/36–9/15/43	35,000	37,606	0.3%
MidAmerican Energy
Holdings Co.	5.950%–6.125%	4/1/36–5/15/37	28,950	33,983	0.2%
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	57,250	79,597	0.6%
Nevada Power Co.	5.375%–6.650%	4/1/36–9/15/40	24,760	28,835	0.2%
Pacific Gas & Electric Co.	5.125%–6.350%	3/1/34–11/15/43	121,789	143,470	1.0%
PacifiCorp	4.100%–6.350%	8/1/36–2/1/42	101,985	120,236	0.8%
Progress Energy Inc.	7.750%	3/1/31	6,055	8,115	0.1%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	69,129	0.5%
4 Electric—Other †				1,023,429	7.2%
Natural Gas
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	68,948	0.5%
4 Natural Gas—Other †				84,664	0.6%
				1,974,840	13.9%
Total Corporate Bonds (Cost $9,550,826)				10,443,188	73.8%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $303,984) †				294,196	2.1%
Taxable Municipal Bonds
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	59,240	64,653	0.5%
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	50,115	64,062	0.5%
California GO	7.300%	10/1/39	109,045	146,633	1.0%
California GO	7.600%	11/1/40	74,320	104,757	0.7%
California GO	7.550%	4/1/39	61,550	85,891	0.6%
California GO	6.509%–7.625%	4/1/34–3/1/40	91,110	116,918	0.8%
Illinois GO	5.100%	6/1/33	166,920	161,665	1.1%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	64,235	82,602	0.6%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
6	New Jersey Economic
	Development Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	50,002	61,939	0.4%
	New Jersey Turnpike
	Authority Revenue	7.102%	1/1/41	67,555	91,638	0.7%
	New Jersey Turnpike
	Authority Revenue	7.414%	1/1/40	57,834	81,067	0.6%
	New York Metropolitan
	Transportation Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	65,755	90,387	0.6%
	Port Authority of New York &
	New Jersey Revenue	4.458%–6.040%	12/1/29–10/1/62	143,660	150,875	1.1%
2	President & Fellows of
	Harvard College
	Massachusetts GO	6.300%	10/1/37	60,993	67,778	0.5%
	Taxable Municipal Bonds—Other †				944,562	6.7%
Total Taxable Municipal Bonds (Cost $2,110,175)					2,315,427	16.4%

				Shares
Temporary Cash Investments
Money Market Fund
7	Vanguard Market Liquidity Fund	0.130%		220,938,440	220,938	1.6%

				Face
				Amount
				($000)
Repurchase Agreements
	Bank of America Securities, LLC
	(Dated 1/31/14, Repurchase Value
	$118,400,000, collateralized by
	Federal National Mortgage Assn.
	2.500%–4.000%, 11/1/20–6/1/43,
	Federal Home Loan Mortgage Corp.
	3.010%, 12/1/40; with a value of
	$120,773,000)	0.020%	2/3/14	118,400	118,400	0.8%
	Barclays Capital Inc. (Dated 1/31/14,
	Repurchase Value $105,700,000,
	collateralized by U.S. Treasury
	Note/Bond 0.625%, 5/31/17; with
	a value of $107,814,000)	0.020%	2/3/14	105,700	105,700	0.8%
	Citigroup Global Markets Inc.
	(Dated 1/31/14, Repurchase Value
	$24,200,000, collateralized by
	U.S. Treasury Note/Bond 0.625%,
	7/15/16; with a value of
	$24,684,000)	0.020%	2/3/14	24,200	24,200	0.2%
					248,300	1.8%
U.S. Government and Agency Obligations
	United States Treasury Bill	0.091%	6/5/14	20,000	19,998	0.1%
Total Temporary Cash Investments (Cost $489,232)					489,236	3.5%
Total Investments (Cost $12,867,016)					13,941,486	98.6%

Long-Term Investment-Grade Fund

			Market	Percentage
	Expiration		Value•	of Net
	Date	Contracts	($000)	Assets
Liability for Options Written
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 124.50	2/21/14	42	(62)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 125.50	2/21/14	43	(33)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 122.50	2/21/14	85	(3)	0.0%
Total Liability for Options Written (Premiums Received $55)			(98)	0.0%
Other Assets and Liabilities
Other Assets[8]			282,639	2.0%
Other Liabilities			(86,171)	(0.6%)
			196,468	1.4%
Net Assets			14,137,856	100.0%

Long-Term Investment-Grade Fund

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	13,026,522
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,446
Unrealized Appreciation (Depreciation)
Investment Securities	1,074,470
Futures Contracts	11,772
Options on Futures Contracts	(43)
Swap Contracts	22,689
Net Assets	14,137,856

Investor Shares—Net Assets
Applicable to 410,263,428 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,111,611
Net Asset Value Per Share—Investor Shares	$10.02

Admiral Shares—Net Assets
Applicable to 1,000,435,641 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,026,245
Net Asset Value Per Share—Admiral Shares	$10.02

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $6,157,000 have been segregated as collateral for open over-the-counter swap contracts.
2 Securities with a value of $6,939,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $23,946,000 have been segregated as initial margin for open cleared swap contracts.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the aggregate value of these securities was $1,011,084,000, representing 7.2% of net assets.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Cash of $8,566,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Interest[1]	640,888
Total Income	640,888
Expenses
Investment Advisory Fees—Note B	2,384
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,318
Management and Administrative—Admiral Shares	6,848
Marketing and Distribution—Investor Shares	820
Marketing and Distribution—Admiral Shares	2,082
Custodian Fees	95
Auditing Fees	36
Shareholders’ Reports—Investor Shares	57
Shareholders’ Reports—Admiral Shares	30
Trustees’ Fees and Expenses	26
Total Expenses	19,696
Net Investment Income	621,192
Realized Net Gain (Loss)
Investment Securities Sold	99,745
Futures Contracts	(7,679)
Swap Contracts	17,259
Realized Net Gain (Loss)	109,325
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(737,781)
Futures Contracts	11,772
Options on Futures Contracts	(43)
Swap Contracts	14,598
Change in Unrealized Appreciation (Depreciation)	(711,454)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,063
1 Interest income from an affiliated company of the fund was $32,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	621,192	587,164
Realized Net Gain (Loss)	109,325	190,353
Change in Unrealized Appreciation (Depreciation)	(711,454)	92,218
Net Increase (Decrease) in Net Assets Resulting from Operations	19,063	869,735
Distributions
Net Investment Income
Investor Shares	(196,604)	(205,549)
Admiral Shares	(441,891)	(391,179)
Realized Capital Gain[1]
Investor Shares	(38,058)	(47,712)
Admiral Shares	(85,332)	(94,518)
Total Distributions	(761,885)	(738,958)
Capital Share Transactions
Investor Shares	(63,600)	23,343
Admiral Shares	1,404,136	1,932,737
Net Increase (Decrease) from Capital Share Transactions	1,340,536	1,956,080
Total Increase (Decrease)	597,714	2,086,857
Net Assets
Beginning of Period	13,540,142	11,453,285
End of Period	14,137,856	13,540,142

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $12,656,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.65	$10.50	$9.15	$9.04	$8.19
Investment Operations
Net Investment Income	.469	.491	.515	.516	.517
Net Realized and Unrealized Gain (Loss)
on Investments	(. 525)	. 274	1.439	.117	.857
Total from Investment Operations	(.056)	.765	1.954	.633	1.374
Distributions
Dividends from Net Investment Income	(.481)	(. 499)	(. 521)	(. 523)	(. 524)
Distributions from Realized Capital Gains	(. 093)	(.116)	(. 083)	—	—
Total Distributions	(.574)	(. 615)	(. 604)	(. 523)	(. 524)
Net Asset Value, End of Period	$10.02	$10.65	$10.50	$9.15	$9.04

Total Return[1]	-0.41%	7.39%	21.97%	7.01%	17.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,112	$4,429	$4,340	$3,770	$4,082
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.22%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.64%	4.57%	5.25%	5.53%	6.01%
Portfolio Turnover Rate	26%	21%	29%	19%	21%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.65	$10.50	$9.15	$9.04	$8.19
Investment Operations
Net Investment Income	. 480.502		.525	.528	.528
Net Realized and Unrealized Gain (Loss)
on Investments	(. 525)	. 274	1.439	.117	.857
Total from Investment Operations	(.045)	.776	1.964	.645	1.385
Distributions
Dividends from Net Investment Income	(. 492)	(. 510)	(. 531)	(. 535)	(. 535)
Distributions from Realized Capital Gains	(. 093)	(.116)	(. 083)	—	—
Total Distributions	(.585)	(. 626)	(. 614)	(. 535)	(. 535)
Net Asset Value, End of Period	$10.02	$10.65	$10.50	$9.15	$9.04

Total Return	-0.31%	7.49%	22.09%	7.14%	17.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,026	$9,112	$7,113	$5,340	$4,155
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.74%	4.67%	5.35%	5.65%	6.14%
Portfolio Turnover Rate	26%	21%	29%	19%	21%

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values.

Long-Term Investment-Grade Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2014, the fund’s average value of options purchased and options written represented 0% and less than 1% of net assets, respectively, based on quarterly average market values.

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties,

Long-Term Investment-Grade Fund

monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund also enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2014, the fund’s average amounts of credit protection sold and credit protection purchased represented 11% and less than 1% of net assets, respectively, based on quarterly average notional amounts. The average total amount of interest rate swaps represented less than 1% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Investment-Grade Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

Beginning in December 2013, the Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis. The fund paid no Vanguard advisory fees for the period ended January 31, 2014.

For the year ended January 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $1,490,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	399,439	—
Corporate Bonds	—	10,443,188	—
Sovereign Bonds	—	294,196	—
Taxable Municipal Bonds	—	2,315,427	—
Temporary Cash Investments	220,938	268,298	—
Futures Contracts—Assets[1]	1,482	—	—
Futures Contracts—Liabilities[1]	(360)	—	—
Option Contracts Written	(98)	—	—
Swap Contracts—Assets	428[1]	25,806	—
Swap Contracts—Liabilities	(581)[1]	—	—
Total	221,809	13,746,354	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,910	25,806	27,716
Other Liabilities	(977)	(62)	(1,039)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2014, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(7,679)	—	(7,679)
Options on Futures Contracts	—	—	—
Swap Contracts	(100)	17,359	17,259
Realized Net Gain (Loss) on Derivatives	(7,779)	17,359	9,580

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	11,772	—	11,772
Options on Futures Contracts	(43)	—	(43)
Swap Contracts	(164)	14,762	14,598
Change in Unrealized Appreciation (Depreciation)
on Derivatives	11,565	14,762	26,327

Long-Term Investment-Grade Fund

At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	March 2014	3,461	462,368	6,858
Ultra Long U.S. Treasury Bond	March 2014	1,492	214,568	5,260
10-Year U.S. Treasury Note	March 2014	(272)	(34,204)	(311)
2-Year U.S. Treasury Note	March 2014	(143)	(31,489)	(12)
5-Year U.S. Treasury Note	March 2014	(203)	(24,487)	(23)
				11,772

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2014, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG11–10yr/Baa2[2]	12/20/18	GSI	198,400	2,207	1.400%	7,578
CDX–IG14–10yr/Baa2[3]	6/20/20	BOANA	100,000	105	1.000%	699
CDX–IG16–10yr/Baa2[4]	6/20/21	GSI	200,000	3,100	1.000%	2,963
CDX–IG18–10yr/Baa2[5]	6/20/22	GSI	50,000	1,175	1.000%	854
CDX–IG19–10yr/Baa2[6]	12/20/22	DBAG	200,000	5,898	1.000%	3,924
CDX–IG19–10yr/Baa2[6]	12/20/22	BOANA	200,000	5,955	1.000%	3,980
CDX–IG19–10yr/Baa2[6]	12/20/22	BOANA	300,000	8,769	1.000%	5,808
			1,248,400			25,806

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BOANA—Bank of America, N.A. DBAG—Deutsche Bank AG.

GSI—Goldman Sachs International.

2 Investment Grade Corporate Credit Default Swap Index—Version 11. 3 Investment Grade Corporate Credit Default Swap Index—Version 14. 4 Investment Grade Corporate Credit Default Swap Index—Version 16. 5 Investment Grade Corporate Credit Default Swap Index—Version 18. 6 Investment Grade Corporate Credit Default Swap Index—Version 19.

Long-Term Investment-Grade Fund

Centrally Cleared Credit Default Swap
			Remaining
			Up-Front	Periodic
			Premium	Premium	Unrealized
		Notional	Received	Received	Appreciation
	Termination	Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX—IG21—V1/Aa3[1]	12/20/18	1,176,000	(12,937)	1.000	(2,953)
1 Investment Grade Corporate Credit Default Swap Index—Version 21.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date		($000)	(%)	(%)	($000)
12/20/33		83,600	(3.678)	0.245[1]	(2,720)
12/20/43		57,200	3.830	(0.245)[1]	2,556
					(164)
1 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2014, counterparties had deposited in segregated accounts securities with a value of $5,085,000 in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $18,409,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $17,303,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2014, the fund had $18,804,000 of long-term capital gains available for distribution.

At January 31, 2014, the cost of investment securities for tax purposes was $12,871,645,000. Net unrealized appreciation of investment securities for tax purposes was $1,069,841,000, consisting of unrealized gains of $1,279,578,000 on securities that had risen in value since their purchase and $209,737,000 in unrealized losses on securities that had fallen in value since their purchase.

Long-Term Investment-Grade Fund

G. During the year ended January 31, 2014, the fund purchased $3,220,751,000 of investment securities and sold $2,427,972,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,028,611,000 and $934,278,000, respectively.

The following table summarizes the fund’s options on futures written during the year ended January 31, 2014:

				Premiums
		Number of		Received
Options			Contracts	($000)
Balance at January 31, 2013			—	—
Options written			170	55
Options expired			—	—
Options closed			—	—
Options exercised			—	—
Options open at January 31, 2014			170	55

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	705,599	70,148	1,097,775	102,417
Issued in Lieu of Cash Distributions	224,141	22,241	239,661	22,290
Redeemed	(993,340)	(97,908)	(1,314,093)	(122,082)
Net Increase (Decrease)—Investor Shares	(63,600)	(5,519)	23,343	2,625
Admiral Shares
Issued	3,026,893	306,789	3,167,227	293,288
Issued in Lieu of Cash Distributions	426,925	42,385	407,610	37,842
Redeemed	(2,049,682)	(204,196)	(1,642,100)	(152,787)
Net Increase (Decrease)—Admiral Shares	1,404,136	144,978	1,932,737	178,343

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWEHX		VWEAX
Expense Ratio[1]	0.23%		0.13%
30-Day SEC Yield	4.25%		4.35%

Financial Attributes

		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	365	2,131	8,727
Yield to Maturity
(before expenses)	5.0%	6.3%	2.3%
Average Coupon	6.5%	7.3%	3.3%
Average Duration	4.1 years	4.2 years	5.5 years
Average Effective
Maturity	4.8 years	4.8 years	7.6 years
Short-Term
Reserves	1.9%	—	—

Sector Diversification (% of portfolio)
Basic Industry			4.6%
Capital Goods			8.4
Communication			24.6
Consumer Cyclical			11.6
Consumer Non-Cyclical			10.7
Energy			4.8
Finance			16.8
Industrial Other			0.7
Technology			9.1
Transportation			1.2
Treasury/Agency			1.1
Utilities			6.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.97	0.09
Beta	0.89	0.60

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.2%
1 - 5 Years	25.1
5 - 10 Years	66.7
10 - 20 Years	3.4
20 - 30 Years	1.2
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)

U.S. Government	1.1%
Baa	7.3
Ba	56.7
B	29.0
Caa	5.4
C	0.5

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 30, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Investor
Shares	4.53%	13.78%	6.83%	$19,360
Barclays U.S. Corporate High Yield
••••••••
Bond Index	6.77	17.72	8.49	22,585

– – – – High Barclays Yield U. Funds S. Aggregate Average Bond Index	5.89 0.12	14.92 4.93	6.62 4.62	18,978 15,703

High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	4.64%	13.90%	6.95%	$97,926
Barclays U.S. Corporate High Yield Bond
Index	6.77	17.72	8.49	112,923

Barclays U.S. Aggregate Bond Index	0.12	4.93	4.62	78,516

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014
				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	7.50%	-0.16%	7.34%	8.90%
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	8.23	5.47	13.70	16.19
2012	7.35	0.69	8.04	5.83
2013	6.76	5.15	11.91	13.91
2014	5.84	-1.31	4.53	6.77

Average Annual Total Returns: Periods Ended December 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	4.54%	14.89%	7.42%	-0.56%	6.86%
Admiral Shares	11/12/2001	4.64	15.02	7.54	-0.56	6.98

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	93,464	0.6%
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	79,629	0.5%
Total U.S. Government and Agency Obligations (Cost $170,701)					173,093	1.1%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $41,111) †					40,149	0.2%
Corporate Bonds
Finance
	Banking
	Ally Financial Inc.	8.000%	3/15/20	75,950	90,760	0.5%
1	Barclays Bank plc	6.050%	12/4/17	81,759	92,180	0.6%
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	116,808	0.7%
	UBS AG	7.625%	8/17/22	80,150	92,454	0.6%
1	Banking—Other †				149,537	0.9%
	Finance Companies
2	Air Lease Corp.	5.625%	4/1/17	125,330	137,550	0.9%
	Air Lease Corp.	4.750%	3/1/20	63,582	65,489	0.4%
1	CIT Group Inc.	6.625%	4/1/18	120,655	134,832	0.8%
	CIT Group Inc.	5.250%	3/15/18	102,005	108,635	0.7%
	CIT Group Inc.	5.375%	5/15/20	98,370	104,026	0.6%
	CIT Group Inc.	5.000%	8/15/22	98,135	97,767	0.6%
1	CIT Group Inc.	5.500%	2/15/19	78,830	83,954	0.5%
	CIT Group Inc.	4.250%	8/15/17	48,445	50,383	0.3%
1	International Lease
	Finance Corp.	3.875%–8.750%	5/15/16–1/15/22	415,168	457,893	2.8%
	SLM Corp.	5.500%	1/15/19	79,080	80,918	0.5%
	SLM Corp.	5.500%–8.450%	1/25/16–1/25/23	186,635	202,545	1.2%
1	Finance Companies—Other †				94,521	0.6%
	Insurance
3	Hartford Financial Services
	Group Inc.	8.125%	6/15/38	94,960	110,628	0.7%
1	Insurance—Other †				202,056	1.2%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Other Finance
4	Telenet Finance III
	Luxembourg SCA	6.625%	2/15/21	3,700	5,412	0.0%
4	Telenet Finance
	Luxembourg SCA	6.375%	11/15/20	10,145	14,714	0.1%
4	Telenet Finance V
	Luxembourg SCA	6.250%–6.750%	8/15/22–8/15/24	34,744	50,563	0.3%
	Real Estate Investment Trusts †				41,735	0.3%
					2,585,360	15.8%
Industrial
1	Basic Industry †				706,683	4.3%
	Capital Goods
	B/E Aerospace Inc.	5.250%	4/1/22	104,885	105,672	0.6%
	Case New Holland Inc.	7.875%	12/1/17	91,500	107,055	0.7%
	CNH Capital LLC	3.625%–6.250%	11/1/15–4/15/18	89,785	94,750	0.6%
1	Capital Goods—Other †				978,405	6.0%
	Communication
	CSC Holdings LLC	7.625%	7/15/18	79,045	90,309	0.5%
	DISH DBS Corp.	6.750%	6/1/21	133,715	142,741	0.9%
	DISH DBS Corp.	4.625%–7.875%	7/15/17–3/15/23	106,940	107,902	0.7%
	Hughes Satellite
	Systems Corp.	6.500%	6/15/19	88,991	96,555	0.6%
	Intelsat Jackson
	Holdings SA	7.250%	10/15/20	164,947	178,761	1.1%
	Intelsat Jackson
	Holdings SA	7.250%	4/1/19	85,330	91,730	0.6%
1	Intelsat Jackson
	Holdings SA	5.500%–8.500%	11/1/19–8/1/23	116,165	119,013	0.7%
	Liberty Interactive LLC	8.250%	2/1/30	97,840	104,689	0.6%
	Liberty Interactive LLC	8.500%	7/15/29	31,878	33,791	0.2%
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	80,158	0.5%
	MetroPCS Wireless Inc.	7.875%	9/1/18	55,420	59,161	0.4%
	Quebecor Media Inc.	5.750%	1/15/23	84,210	82,031	0.5%
	Quebecor Media Inc.	7.750%	3/15/16	26,840	27,041	0.2%
1	Softbank Corp.	4.500%	4/15/20	159,095	156,013	0.9%
1	Sprint Corp.	7.250%	9/15/21	95,745	103,165	0.6%
1	Sprint Corp.	7.875%	9/15/23	89,370	95,402	0.6%
1	Sprint Corp.	7.125%	6/15/24	30,930	31,162	0.2%
1	Sprint Nextel Corp.	7.000%	3/1/20	135,830	153,148	0.9%
1	Sprint Nextel Corp.	9.000%	11/15/18	92,545	111,748	0.7%
1	T-Mobile USA Inc.	5.250%–6.836%	9/1/18–1/15/24	237,870	249,051	1.5%
[2,5]	Tribune Company Bank Loan	4.000%	12/27/20	117,504	117,308	0.7%
[1,4]	Unitymedia Hessen GmbH &
	Co. KG / Unitymedia
	NRW GmbH	5.500%–5.750%	9/15/22–4/15/23	86,780	103,257	0.6%
[1,4]	Unitymedia KabelBW GmbH	9.500%	3/15/21	20,000	31,234	0.2%
1	UPCB Finance III Ltd.	6.625%	7/1/20	83,121	87,894	0.5%
1	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	44,582	0.3%
1	UPCB Finance VI Ltd.	6.875%	1/15/22	42,036	44,968	0.3%
	Videotron Ltd.	5.000%	7/15/22	82,242	80,597	0.5%
	Videotron Ltd.	9.125%	4/15/18	11,880	12,415	0.1%
	Virgin Media Finance plc	8.375%	10/15/19	14,560	15,725	0.1%
1	Virgin Media Secured
	Finance plc	5.375%	4/15/21	29,130	29,057	0.2%
1	Communication—Other †				1,087,765	6.6%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Cyclical
1	General Motors Co.	4.875%	10/2/23	16,585	16,875	0.1%
1	General Motors
	Financial Co. Inc.	4.750%	8/15/17	97,350	102,948	0.6%
1	General Motors
	Financial Co. Inc.	3.250%–6.750%	5/15/18–5/15/23	73,815	79,464	0.5%
[2,5]	Hilton Worldwide Finance
	LLC Bank Loan	3.750%	10/26/20	81,388	81,915	0.5%
1	QVC Inc.	7.500%	10/1/19	66,400	71,380	0.4%
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	81,030	0.5%
1	Consumer Cyclical—Other †				1,347,233	8.3%
	Consumer Noncyclical
1	Capsugel SA	7.000%	5/15/19	7,590	7,796	0.1%
1	CHS/Community Health
	Systems Inc.	5.125%–7.125%	8/15/18–8/1/21	101,480	106,681	0.7%
1	FWCT-2 Escrow Corp.	6.875%	2/1/22	67,380	69,149	0.4%
	HCA Holdings Inc.	6.250%	2/15/21	25,540	27,136	0.2%
	HCA Inc.	6.500%	2/15/20	127,050	140,073	0.9%
	HCA Inc.	4.750%–8.500%	2/15/16–6/15/25	181,180	186,923	1.1%
1	IMS Health Inc.	12.500%	3/1/18	76,475	88,902	0.5%
	Party City Holdings Inc.	8.875%	8/1/20	88,580	98,545	0.6%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	102,221	0.6%
	Tenet Healthcare Corp.	4.500%–9.250%	2/1/15–4/1/22	122,947	127,786	0.8%
1	Consumer Noncyclical—Other †				689,451	4.2%
	Energy
	Concho Resources Inc.	5.500%	10/1/22	88,070	89,611	0.5%
1	Energy—Other †				649,054	4.0%
	Other Industrial
	CBRE Services Inc.	5.000%	3/15/23	83,320	79,779	0.5%
1	Other Industrial—Other †				23,645	0.1%
	Technology
1	First Data Corp.	8.250%	1/15/21	77,840	82,705	0.5%
1	First Data Corp.	4.158%–12.625%	9/24/14–8/15/21	252,462	269,331	1.6%
[2,5]	Freescale Semiconductor
	Inc. Bank Loan	5.000%	3/1/20	92,920	93,713	0.6%
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	108,400	0.7%
	SunGard Data Systems Inc. 6.625%–7.375%		11/15/18–11/1/19	92,420	97,622	0.6%
1	Technology—Other †				744,665	4.5%
	Transportation
	Hertz Corp.	6.750%	4/15/19	82,360	87,508	0.6%
	Hertz Corp.	4.250%–7.375%	4/1/18–1/15/21	74,735	80,481	0.5%
	Transportation—Other †				20,514	0.1%
					11,613,474	71.0%
Utilities
	Electric
	AES Corp.	7.750%–8.000%	10/15/15–6/1/20	90,904	104,113	0.6%
	DPL Inc.	7.250%	10/15/21	104,495	103,972	0.6%
	DPL Inc.	6.500%	10/15/16	14,550	15,641	0.1%
1	IPALCO Enterprises Inc.	5.000¬–7.25%	4/1/16–5/1/18	26,495	28,462	0.2%
1	Electric—Other †				143,733	0.9%
	Natural Gas
	El Paso LLC	6.500%–7.750%	6/15/17–1/15/32	155,600	171,809	1.1%
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	86,124	0.5%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
1 Kinder Morgan
Finance Co. LLC	6.000%	1/15/18	45,785	50,020	0.3%
1 Kinder Morgan Inc.	5.000%–5.625%	2/15/21–11/15/23	81,295	80,118	0.5%
Natural Gas—Other †				194,897	1.2%
				978,889	6.0%
Total Corporate Bonds (Cost $14,384,344)				15,177,723	92.8%

			Shares
Preferred Stocks
Citigroup Capital XIII Pfd.	7.875%		5,301,250	143,664	0.9%
GMAC Capital Trust I Pfd.	8.125%		4,743,200	130,059	0.8%
Hartford Financial Services
Group Inc. Pfd.	7.875%		3,307,200	95,776	0.6%
Total Preferred Stocks (Cost $343,115)				369,499	2.3%
Other † (Cost $27,348)				549	0.0%
Temporary Cash Investments

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 1/31/14, Repurchase Value
$76,700,000, collateralized by
Federal National Mortgage Assn.
2.406%–3.036%, 3/1/41–1/1/44,
with a value of $78,234,000)	0.020%	2/3/14	76,700	76,700	0.5%
RBC Capital Markets LLC
(Dated 1/31/14, Repurchase Value
$47,100,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%, 9/1/42, and Federal National
Mortgage Assn. 2.506%–3.500%,
7/1/43–11/1/43, with a value of
$48,042,000)	0.020%	2/3/14	47,100	47,100	0.3%
Deutsche Bank Securities, Inc.
(Dated 1/31/14, Repurchase Value
$ 99,200,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000%–7.000%, 4/1/23–11/1/43,
Federal National Mortgage Assn.
3.000%–6.500%, 4/1/26–11/1/43,
and Government National Mortgage
Assn. 4.000%, 10/20/43, with a
value of $101,184,000)	0.030%	2/3/14	99,200	99,200	0.6%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
TD Securities (USA) LLC
(Dated 1/31/14, Repurchase Value
$87,800,000, collateralized by
Federal Farm Credit Bank
0.136%–0.188%, 9/22/15–4/6/16,
and Federal Home Loan Bank 0%,
1/10/17, with a value
of $89,628,000)	0.030%	2/3/14	87,800	87,800	0.5%
Total Temporary Cash Investments (Cost $310,800)				310,800	1.9%
Total Investments (Cost $15,277,419)				16,071,813	98.3%
Other Assets and Liabilities
Other Assets				346,641	2.1%
Liabilities				(62,358)	(0.4%)
				284,283	1.7%
Net Assets				16,356,096	100.0%

High-Yield Corporate Fund

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	15,855,893
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(296,397)
Unrealized Appreciation (Depreciation)
Investment Securities	794,394
Forward Currency Contracts	2,225
Foreign Currencies	(19)
Net Assets	16,356,096

Investor Shares—Net Assets
Applicable to 727,267,157 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,394,133
Net Asset Value Per Share—Investor Shares	$6.04

Admiral Shares—Net Assets
Applicable to 1,979,808,762 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,961,963
Net Asset Value Per Share—Admiral Shares	$6.04

See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the aggregate value of these securities was $4,627,683,000, representing 28.3% of net assets.

2 Adjustable-rate security.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Face amount denominated in Euro.

5 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2014, the aggregate value of these securities was $582,546,000, representing 3.6% of net assets.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends	24,320
Interest	983,795
Total Income	1,008,115
Expenses
Investment Advisory Fees—Note B	5,312
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,283
Management and Administrative—Admiral Shares	9,571
Marketing and Distribution—Investor Shares	1,157
Marketing and Distribution—Admiral Shares	2,209
Custodian Fees	133
Auditing Fees	36
Shareholders’ Reports—Investor Shares	181
Shareholders’ Reports—Admiral Shares	76
Trustees’ Fees and Expenses	35
Total Expenses	26,993
Net Investment Income	981,122
Realized Net Gain (Loss)
Investment Securities Sold	287,524
Foreign Currencies and Forward Currency Contracts	(3,043)
Realized Net Gain (Loss)	284,481
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(535,765)
Foreign Currencies and Forward Currency Contracts	2,206
Change in Unrealized Appreciation (Depreciation)	(533,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	732,044

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	981,122	1,103,141
Realized Net Gain (Loss)	284,481	362,214
Change in Unrealized Appreciation (Depreciation)	(533,559)	516,419
Net Increase (Decrease) in Net Assets Resulting from Operations	732,044	1,981,774
Distributions
Net Investment Income
Investor Shares	(278,622)	(363,650)
Admiral Shares	(702,547)	(740,281)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(981,169)	(1,103,931)
Capital Share Transactions
Investor Shares	(1,137,737)	(154,558)
Admiral Shares	(576,254)	2,045,013
Net Increase (Decrease) from Capital Share Transactions	(1,713,991)	1,890,455
Total Increase (Decrease)	(1,963,116)	2,768,298
Net Assets
Beginning of Period	18,319,212	15,550,914
End of Period	16,356,096	18,319,212

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.12	$5.82	$5.78	$5.48	$4.48
Investment Operations
Net Investment Income	. 348.372		.405	.422	.409
Net Realized and Unrealized Gain (Loss)
on Investments	(.080)	.300	.040	.300	1.000
Total from Investment Operations	.268	.672	.445	.722	1.409
Distributions
Dividends from Net Investment Income	(.348)	(.372)	(. 405)	(. 422)	(. 409)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.348)	(.372)	(. 405)	(. 422)	(. 409)
Net Asset Value, End of Period	$6.04	$6.12	$5.82	$5.78	$5.48

Total Return[1]	4.53%	11.91%	8.04%	13.70%	32.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,394	$5,607	$5,476	$4,909	$5,730
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.23%	0.25%	0.28%
Ratio of Net Investment Income to
Average Net Assets	5.76%	6.25%	7.04%	7.59%	8.15%
Portfolio Turnover Rate	28%	30%	26%	38%	32%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.12	$5.82	$5.78	$5.48	$4.48
Investment Operations
Net Investment Income	. 354	. 378.411		.429	.415
Net Realized and Unrealized Gain (Loss)
on Investments	(.080)	.300	.040	.300	1.000
Total from Investment Operations	.274	.678	.451	.729	1.415
Distributions
Dividends from Net Investment Income	(.354)	(.378)	(. 411)	(. 429)	(. 415)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.354)	(.378)	(. 411)	(. 429)	(. 415)
Net Asset Value, End of Period	$6.04	$6.12	$5.82	$5.78	$5.48

Total Return	4.64%	12.02%	8.15%	13.84%	32.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,962	$12,713	$10,075	$8,320	$5,868
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.15%
Ratio of Net Investment Income to
Average Net Assets	5.86%	6.35%	7.14%	7.71%	8.28%
Portfolio Turnover Rate	28%	30%	26%	38%	32%

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral

High-Yield Corporate Fund

received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2014, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2014, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

High-Yield Corporate Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $1,792,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	173,093	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	40,149	—
Corporate Bonds	—	15,177,723	—
Preferred Stocks	—	369,499	—
Other	—	—	549
Temporary Cash Investments	—	310,800	—
Forward Currency Contract–Assets	—	2,225	—
Total	—	16,073,489	549

At January 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
MS	3/19/14	USD	160,114	EUR	117,067	2,225
MS—Morgan Stanley Capital Services Inc.

High-Yield Corporate Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2014, the fund realized net foreign currency gains of $47,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, the fund used capital loss carryforwards of $287,752,000 to offset taxable capital gains realized during the year ended January 31, 2014. At January 31, 2014, the fund had available capital losses totaling $290,627,000 to offset future net capital gains. Of this amount, $289,533,000 is subject to expiration on January 31, 2018. Capital losses of $1,094,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforward.

At January 31, 2014, the cost of investment securities for tax purposes was $15,277,419,000. Net unrealized appreciation of investment securities for tax purposes was $794,394,000, consisting of unrealized gains of $887,467,000 on securities that had risen in value since their purchase and $93,073,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $4,406,463,000 of investment securities and sold $6,167,238,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $56,900,000, respectively.

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	588,134	97,033	1,420,740	239,862
Issued in Lieu of Cash Distributions	233,593	38,673	300,334	50,422
Redeemed[1]	(1,959,464)	(324,562)	(1,875,632)	(314,590)
Net Increase (Decrease)—Investor Shares	(1,137,737)	(188,856)	(154,558)	(24,306)
Admiral Shares
Issued	2,467,113	407,705	3,530,253	593,997
Issued in Lieu of Cash Distributions	471,381	78,064	499,854	83,790
Redeemed[1]	(3,514,748)	(583,197)	(1,985,094)	(330,812)
Net Increase (Decrease) —Admiral Shares	(576,254)	(97,428)	2,045,013	346,975

1 Net of redemption fees for fiscal 2013 of $807,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and High-Yield Corporate Fund: In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2014

Special 2013 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $174,607,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 69.6% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Intermediate-Term
Investment-Grade Fund

This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $388,207,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 75.8% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $141,798,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 69.3% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard High-Yield Corporate Fund
This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 76.7% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2013	1/31/2014	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,016.24	$1.02
Admiral Shares	1,000.00	1,016.76	0.51
Institutional Shares	1,000.00	1,016.91	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,025.92	$1.02
Admiral Shares	1,000.00	1,026.44	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,044.83	$1.13
Admiral Shares	1,000.00	1,045.35	0.62
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,037.89	$1.18
Admiral Shares	1,000.00	1,038.41	0.67
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Long-Term Investment-Grade Fund has approved the addition of The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group, to the Fund’s investment advisory team. Wellington Management Company, LLP (Wellington Management), will continue as the Fund’s lead advisor and manage most of the Fund. The board previously renewed the investment advisory arrangement between the Fund and Wellington Management.

The board also previously renewed the investment advisory arrangements between Vanguard Short-Term and Intermediate-Term Investment-Grade Funds and Vanguard, which serves as the investment advisor for the funds. In addition, the board previously renewed the investment advisory arrangements between Vanguard High-Yield Corporate Fund and the fund’s advisor, Wellington Management. Please see the funds’ semiannual report dated July 31, 2013, for more information about the board’s approval of the arrangements with Vanguard and Wellington Management.

The board decided to engage Vanguard as an advisor to the Long-Term Investment-Grade Fund based upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the advisor’s investment management services, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the investment performance of the Fixed Income Group’s active strategies employed in the Intermediate-Term Investment-Grade Fund and noted that this portfolio is managed in a manner substantially similar to the strategy that Vanguard will employ when managing assets for the Long-Term Investment-Grade Fund. The board concluded that although the Intermediate-Term Investment-Grade Fund has a shorter duration than the Long-Term Investment-Grade Fund, both funds invest in high-quality fixed income securities. The Fixed Income Group has produced strong performance for the Intermediate-Term Fund, especially since the inception of a risk-controlled management structure.

Cost

The board considered the at-cost advisory expenses to be paid by the fund to Vanguard. The board noted that, after the addition of Vanguard, the fund’s advisory fees and expenses as well as the expense ratio would be expected to remain significantly below those of the fund’s peer group. Information about the Long-Term Investment-Grade Fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the Long-Term Investment-Grade Fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again at its annual review of the Long-Term Investment-Grade Fund’s advisory arrangements.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.
F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2014: $317,000
Fiscal Year Ended January 31, 2013: $316,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2014: $5,714,113
Fiscal Year Ended January 31, 2013: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended January 31, 2014.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2014: $1,552,950
Fiscal Year Ended January 31, 2013: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2014: $110,000
Fiscal Year Ended January 31, 2013: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended January 31, 2013.

(d) All Other Fees.

Fiscal Year Ended January 31, 2014: $132,000
Fiscal Year Ended January 31, 2013: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2014: $242,000
Fiscal Year Ended January 31, 2013: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (9.9%)
U.S. Government Securities (9.8%)
	United States Treasury Note/Bond	0.375%	3/15/15	904,000	906,115
	United States Treasury Note/Bond	2.500%	3/31/15	280,000	287,526
	United States Treasury Note/Bond	0.375%	4/15/15	187,712	188,181
	United States Treasury Note/Bond	0.250%	5/15/15	147,635	147,774
1,2	United States Treasury Note/Bond	2.125%	5/31/15	40,000	41,019
3	United States Treasury Note/Bond	0.375%	6/15/15	357,021	357,914
	United States Treasury Note/Bond	0.250%	7/15/15	63,800	63,840
	United States Treasury Note/Bond	1.250%	8/31/15	363	369
	United States Treasury Note/Bond	0.250%	9/15/15	47,750	47,758
	United States Treasury Note/Bond	0.875%	11/30/16	29,750	29,950
	United States Treasury Note/Bond	0.750%	1/15/17	914,250	916,389
	United States Treasury Note/Bond	0.625%	5/31/17	55,255	54,823
	United States Treasury Note/Bond	0.750%	3/31/18	45,500	44,661
	United States Treasury Note/Bond	0.625%	4/30/18	592,610	577,795
	United States Treasury Note/Bond	1.500%	1/31/19	868,750	869,019
1	United States Treasury Note/Bond	1.000%	8/31/19	188,000	180,745
					4,713,878
Conventional Mortgage-Backed Securities (0.0%)
4,5	Fannie Mae Pool	6.000%	12/1/16–5/1/17	2,768	2,975
4,5	Fannie Mae Pool	6.500%	9/1/16	2,122	2,243
4,5	Fannie Mae Pool	7.500%	3/1/15	2	2
4,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	1,582	1,662
					6,882
Nonconventional Mortgage-Backed Securities (0.1%)
4,5,6	Fannie Mae Pool	2.125%	12/1/32	662	682
4,5,6	Fannie Mae Pool	2.250%	6/1/33	4,838	5,073
4,5,6	Fannie Mae Pool	2.310%	7/1/32	651	698
4,5,6	Fannie Mae Pool	2.335%	5/1/33	3,790	4,052
4,5,6	Fannie Mae Pool	2.340%	9/1/32	85	91
4,5,6	Fannie Mae Pool	2.375%	9/1/32	362	385
4,5,6	Fannie Mae Pool	2.414%	8/1/33	2,456	2,631
4,5,6	Fannie Mae Pool	2.420%	8/1/33	1,423	1,457
4,5,6	Fannie Mae Pool	2.531%	2/1/37	1,768	1,867
4,5,6	Fannie Mae Pool	2.535%	8/1/33	1,792	1,844
4,5,6	Fannie Mae Pool	2.550%	7/1/33	4,601	4,761
4,5,6	Fannie Mae Pool	2.564%	8/1/37	692	729
4,5,6	Fannie Mae Pool	2.692%	5/1/33	957	1,029
4,5,6	Freddie Mac Non Gold Pool	2.375%	8/1/32	2,115	2,233
4,5,6	Freddie Mac Non Gold Pool	2.379%	9/1/32	400	440
4,5,6	Freddie Mac Non Gold Pool	2.474%	8/1/37	2,803	2,973
4,5,6	Freddie Mac Non Gold Pool	2.518%	9/1/32	1,041	1,072
4,5,6	Freddie Mac Non Gold Pool	2.586%	10/1/32	659	707
4,5,6	Freddie Mac Non Gold Pool	2.589%	8/1/33	1,223	1,311
4,5,6	Freddie Mac Non Gold Pool	2.776%	1/1/33	648	709
4,5,6	Freddie Mac Non Gold Pool	2.836%	2/1/33	516	536

					35,280

Total U.S. Government and Agency Obligations (Cost $4,752,186)					4,756,040

Asset-Backed/Commercial Mortgage-Backed Securities (19.2%)
4	Ally Auto Receivables Trust 2010-2	2.090%	5/15/15	7,834	7,853
4,7	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	18,850	18,955
4	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	48,023	48,434
4	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	14,300	14,417
4	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	11,450	11,455
4	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	24,150	24,170
4,7	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	2,600	2,711
4,7	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	15,500	16,038
4,6	Ally Master Owner Trust Series 2010-4	1.230%	8/15/17	58,280	58,795
4,6,7	Ally Master Owner Trust Series 2010-4	1.710%	8/15/17	39,172	39,673
4,6,7	Ally Master Owner Trust Series 2010-4	2.110%	8/15/17	29,770	30,287

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	39,400	39,642
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	78,820	78,892
4,6	Ally Master Owner Trust Series 2014-1	0.000%	1/15/19	15,000	15,000
4	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	16,000	15,996
4,6	American Express Credit Account Secured Note Trust
	2012-4	0.710%	5/15/20	27,755	27,615
4,6	American Express Issuance Trust II 2013-1	0.440%	2/15/19	131,000	130,448
4,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	16,990	18,773
4,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	11,185	12,840
4	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	7,035	7,052
4	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	3,200	3,162
4	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	14,600	14,599
4	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	16,100	16,289
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,696
4	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	3,460	3,523
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,660	4,779
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	6,375	6,411
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/8/19	7,170	7,190
4,6,7	Arkle Master Issuer plc Series 2010-1	1.488%	5/17/60	26,540	26,768
4,6,7	Arran Residential Mortgages Funding 2010-1 plc	1.638%	5/16/47	15,533	15,701
4,6,7	Arran Residential Mortgages Funding 2011-1 plc	1.688%	11/19/47	27,264	27,585
7	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	12,950	13,433
4,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	13,300	13,867
4,6	BA Credit Card Trust 2007-A4	0.200%	11/15/19	36,370	35,987
4,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	4,704
4	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	44,227	48,377
4	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	44,878	49,150
4	Banc of America Commercial Mortgage Trust 2007-2	5.584%	4/10/49	43,864	48,451
4	Banc of America Commercial Mortgage Trust 2007-2	5.635%	4/10/49	23,534	26,153
4	Banc of America Commercial Mortgage Trust 2008-1	6.171%	2/10/51	96,979	107,848
4	Banc of America Commercial Mortgage Trust 2008-1	6.215%	2/10/51	6,835	7,803
4,8	Banc of America Funding 2006-H Trust	2.803%	9/20/46	29,417	23,457
4	Banc of America Mortgage 2003-F Trust	2.797%	7/25/33	1,724	1,739
4	Bank of America Mortgage 2002-J Trust	3.565%	9/25/32	23	23
4,6,7	Bank of America Student Loan Trust 2010-1A	1.039%	2/25/43	35,108	35,331
7	Bank of Nova Scotia	1.750%	3/22/17	2,927	2,992
4,6	Bank One Issuance Trust Series 2004-C2	0.960%	2/15/17	6,600	6,603
4,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	15,468	15,511
4,8	Bear Stearns ARM Trust 2006-4	2.511%	10/25/36	38,440	29,955
4,8	Bear Stearns ARM Trust 2007-3	2.642%	5/25/47	29,228	23,445
4	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	13,370	14,074
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	23,738	25,986
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.706%	6/11/40	21,611	24,278
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	133,063	147,893
4	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	41,871	47,222
4,6,7	BMW Floorplan Master Owner Trust 2012-1A	0.560%	9/15/17	93,500	93,705
4,6	Brazos Higher Education Authority Inc. Series 2005-3	0.446%	6/25/26	15,150	14,613
4,6	Brazos Higher Education Authority Inc. Series 2010-1	1.138%	5/25/29	34,467	34,818
4,6	Brazos Higher Education Authority Inc. Series 2011-1	1.038%	2/25/30	47,407	47,740
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	8,138	8,085
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	14,758	14,633
4	Capital Auto Receivables Asset Trust 2013-1	0.970%	1/22/18	18,000	17,912
4	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	5,600	5,575
4	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5,420	5,407
4	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	13,400	13,767
4	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	22,475	22,500
4	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	15,230	15,266
4	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	13,625	13,650

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	11,935	11,965
4	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	12,200	12,244
4	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	6,200	6,227
4	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	4,900	4,925
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	4,100	4,122
4,6	Capital One Multi-asset Execution Trust 2004-C2	1.210%	12/15/16	2,940	2,940
4,6	Capital One Multi-asset Execution Trust 2006-A11	0.250%	6/17/19	12,195	12,126
4,6	Capital One Multi-asset Execution Trust 2007-A1	0.210%	11/15/19	27,690	27,474
4,6	Capital One Multi-asset Execution Trust 2007-A2	0.240%	12/16/19	110,725	109,875
4,6	Capital One Multi-asset Execution Trust 2007-A5	0.200%	7/15/20	33,485	33,106
4,6,7	Cards II Trust 2012-4A	0.610%	9/15/17	27,040	27,063
4	CarMax Auto Owner Trust 2010-2	2.040%	10/15/15	17,741	17,822
4	CarMax Auto Owner Trust 2013-3	1.910%	3/15/19	5,940	6,103
4	CarMax Auto Owner Trust 2013-3	2.850%	2/18/20	3,630	3,691
4	CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	1,507	1,505
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,400	21,492
4,7	CFCRE Commercial Mortgage Trust 2011-C1	5.545%	4/15/44	3,100	3,427
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.559%	12/15/47	14,930	16,435
4,6	Chase Issuance Trust 2007-C1	0.620%	4/15/19	30,600	30,240
4,6	Chase Issuance Trust 2012-A10	0.420%	12/16/19	117,000	116,627
4	CHL Mortgage Pass-Through Trust 2003-HYB3	2.671%	11/19/33	1,871	1,788
4,8	CHL Mortgage Pass-Through Trust 2006-HYB1	2.480%	3/20/36	16,404	12,801
4,8	CHL Mortgage Pass-Through Trust 2007-HYB2	2.703%	2/25/47	19,297	15,495
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	3,985	3,989
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	4,785	4,789
4,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	5,185	5,189
4,7	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	14,985	15,003
4,7	CIT Equipment Collateral 2013-VT1	1.130%	7/20/20	13,700	13,725
4,6	Citibank Credit Card Issuance Trust 2005-C2	0.628%	3/24/17	4,380	4,370
4,6	Citibank Credit Card Issuance Trust 2006-A7	0.303%	12/17/18	31,075	30,832
4	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	24,075	27,658
4,6	Citibank Credit Card Issuance Trust 2008-A7	1.532%	5/20/20	61,200	63,785
4,7	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	64,154	65,810
4,6,7	Citibank Omni Master Trust 2009-A14A	2.910%	8/15/18	65,116	65,933
4,7	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	91,937	95,026
4	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,980	5,830
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,101
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	4,885	4,886
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,100	5,873
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	33,878	35,366
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,672
4,8	Citigroup Mortgage Loan Trust 2007-AR8	2.756%	7/25/37	1,649	1,462
4,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	11,618	11,778
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	24,235	23,691
4	CNH Equipment Trust 2010-B	1.740%	1/17/17	33,442	33,576
4	CNH Equipment Trust 2010-C	1.750%	5/16/16	36,305	36,481
4	CNH Equipment Trust 2011-B	1.290%	9/15/17	3,200	3,228
4	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	24,288	26,777
4	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	67,234	73,692
4	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	36,900	40,346
4	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	25,210	28,508
4	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	910	913
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	2,877
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,125
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	7,520	7,211
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,955	5,705
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,508
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	30,255	31,767
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,143
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	6,830	7,026
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	10/10/46	25,210	26,400
4	COMM 2013-CCRE13 Mortgage Trust	4.757%	10/10/46	8,240	8,198
4	COMM 2013-CCRE13 Mortgage Trust	4.757%	10/10/46	4,517	4,656
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	22,465	22,603

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2013-CCRE9 Mortgage Trust	4.237%	7/10/45	19,500	20,678
4,7	COMM 2013-CCRE9 Mortgage Trust	4.261%	7/10/45	11,250	11,579
4	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	20,750	21,491
4	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	9,520	9,944
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	32,400	33,590
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	11,162
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	11,725	12,293
4,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	19,508
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	3,931
4,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,200
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	7,670	7,982
4	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	5,375	5,618
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	10,110	10,619
4	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	9,600	10,080
4	Commercial Mortgage Trust 2006-GG7	5.820%	7/10/38	33,980	36,976
7	Commonwealth Bank of Australia	2.250%	3/16/17	50,220	51,890
7	Commonwealth Bank of Australia	1.875%	12/11/18	30,550	30,482
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.791%	6/15/38	19,591	21,300
4	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.361%	2/15/40	21,440	22,879
4	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.039%	2/15/41	58,855	64,764
4,7	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	15,340	15,493
4,6	Discover Card Execution Note Trust 2012-A4	0.530%	11/15/19	52,825	52,924
4	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	114,300	110,989
4,6	Discover Card Execution Note Trust 2013-A1	0.460%	8/17/20	74,900	74,594
7	DNB Boligkreditt AS	1.450%	3/21/18	20,580	20,340
4,7	Enterprise Fleet Financing LLC Series 2011-2	1.430%	10/20/16	2,272	2,278
4,7	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	12,300	12,411
4,7	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	12,201	12,341
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	23,173	23,173
4,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	10,300	10,300
4	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.046%	11/25/36	14,028	11,739
8	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.549%	1/25/37	30,533	27,153
4,7	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	10,050	10,086
4	Ford Credit Auto Lease Trust 2013-A	0.780%	4/15/16	13,500	13,521
4	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	18,050	18,093
4	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	13,780	13,786
4	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	6,040	6,139
4	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	8,200	8,192
4	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	4,000	3,997
4	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	10,460	10,953
4	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	4,130	4,384
4	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	3,340	3,649
4	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	4,900	4,944
4	Ford Credit Auto Owner Trust 2013-C	1.910%	3/15/19	4,250	4,319
4	Ford Credit Auto Owner Trust 2013-C	2.500%	1/15/20	4,550	4,610
4	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	12,400	12,421
4	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	12,800	12,827
4,6,7	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	1.860%	2/15/17	28,982	29,587
4,7	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	22,356	23,360
4,7	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	21,000	22,121
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	26,800	27,356
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	0.940%	9/15/16	12,100	12,113
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	1.390%	9/15/16	28,200	28,456
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	116,300	122,630

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,200	7,644
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,650	9,326
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	25,699	26,398
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	9,660	10,009
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-3	1.740%	6/15/17	7,529	7,713
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,751
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,568
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,648
4,7	FRS I LLC 2013-1A	1.800%	4/15/43	6,518	6,477
4,7	FRS I LLC 2013-1A	3.080%	4/15/43	29,242	28,756
4,6	GE Capital Credit Card Master Note Trust Series 2011-2	1.160%	5/15/19	50,270	50,335
4	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	72,000	72,042
4	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	90,140	89,131
4,6	GE Dealer Floorplan Master Note Trust Series 2012-1	0.727%	2/20/17	33,825	34,116
4,6	GE Dealer Floorplan Master Note Trust Series 2012-2	0.907%	4/22/19	48,100	50,763
4,6	GE Dealer Floorplan Master Note Trust Series 2012-4	0.597%	10/20/17	25,000	25,353
4	GMACM Mortgage Loan Trust 2005-AR6	2.925%	11/19/35	5,698	5,483
4,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	83,300	84,687
4,6,7	Golden Credit Card Trust 2012-3A	0.610%	7/17/17	60,000	60,019
4,6,7	Golden Credit Card Trust 2013-1A	0.410%	2/15/18	39,200	39,142
4,6	Granite Master Issuer plc Series 2007-1	0.297%	12/20/54	6,570	6,499
4,6	Granite Master Issuer plc Series 2007-2	0.239%	12/17/54	2,207	2,181
4,7	Great America Leasing Receivables 2011-1	2.340%	4/15/16	12,266	12,365
4,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	11,500	11,847
4	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	26,869	28,837
4,7	GS Mortgage Securities Trust 2010-C2	5.225%	12/10/43	3,530	3,796
4,7	GS Mortgage Securities Trust 2011-GC3	5.543%	3/10/44	2,280	2,486
4,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	25,305	25,357
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	27,725	26,264
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,090
4	GS Mortgage Securities Trust 2013-GC13	4.039%	7/10/46	22,170	22,654
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	16,420	15,906
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	7,901
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	22,530	23,296
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,594
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,000	51,444
4	Harley-Davidson Motorcycle Trust 2010-1	1.530%	9/15/15	2,192	2,197
4	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	18,350	19,093
4,7	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	15,250	15,916
4,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	52,150	54,771
4,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	41,500	43,654
4,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	80,200	78,796
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	15,740	15,848
4,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	16,365	16,563
4,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	7,365	7,479
4,6,7	Holmes Master Issuer plc 2011-3A	1.789%	10/15/54	11,611	11,717
4,7	Hyundai Auto Lease Securitization Trust 2013-A	0.770%	10/17/16	9,952	9,951
4	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	8,100	8,278
4	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	5,840	5,838
4	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,850	9,846
4	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	6,500	6,667
4	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	5,470	5,631
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,348

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,708
4,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.510%	5/15/18	20,000	20,038
4,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.810%	5/15/18	8,950	8,911
4,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	18,135	18,129
6	Illinois Student Assistance Commission Series 2010-1	1.289%	4/25/22	26,524	26,911
4,6,7	Invitation Homes 2013-SFR1 Trust	1.309%	12/17/30	24,435	24,451
4,7	Irvine Core Office Trust 2013-IRV	2.068%	5/15/48	5,422	5,238
4,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,450	13,896
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP1	4.625%	3/15/46	979	973
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	47,901	51,795
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	5.873%	4/15/45	36,171	39,627
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	4,880	5,378
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	44,526	49,824
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	39,612	43,782
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.798%	6/15/49	20,355	20,432
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	33,944	38,229
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	7,044
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	2,300	2,505
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	3,300	3,502
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,324
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.508%	11/15/43	7,100	7,605
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.508%	11/15/43	6,225	6,815
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	17,600	19,210
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	26,091	28,583
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,215
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.314%	8/15/46	4,100	4,631
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	2,950	2,831
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	3,949
4,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	5,705
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	14,110	14,609
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	9,991
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	9,700	10,136
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	15,292
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.944%	12/15/46	21,150	22,082
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.008%	12/15/46	9,770	9,966
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	4,885	4,864

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	11,321	10,838
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,080	17,243
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.026%	7/15/45	7,520	7,676
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	16,407	17,024
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	18,233
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	24,290	25,164
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,199
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	28,363
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	18,521
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	13,360	13,804
4	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	10,820	11,325
4,6	Kentucky Higher Education Student Loan Corp. 2013-2	0.770%	9/1/28	14,750	14,599
4,6,7	Kildare Securities Ltd. 2007-1A	0.361%	12/10/43	9,391	9,283
4,6,7	Lanark Master Issuer plc 2012-2A	1.638%	12/22/54	30,403	30,859
4,6,7	Lanark Master Issuer plc 2013-1A	0.738%	12/22/54	16,925	16,871
4	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	66,662	72,093
4	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	33,177	36,243
4	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	9,765	10,696
4	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	27,368	30,887
4,7	Macquarie Equipment Funding Trust 2011-A	1.910%	4/20/17	7,133	7,141
4,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	13,647	13,677
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	12,968
4,7	Master Credit Card Trust 2012-2A	1.970%	4/21/17	4,000	4,002
4,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	4,319	4,271
4	MASTR Adjustable Rate Mortgages Trust 2004-3	2.222%	4/25/34	2,000	1,893
4,6	MBNA Credit Card Master Note Trust 2004-A3	0.420%	8/16/21	17,800	17,618
4,6	MBNA Credit Card Master Note Trust 2004-C2	1.060%	11/15/16	39,715	39,766
4,7	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	51,700	51,700
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	1.846%	2/25/33	2,965	2,955
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	2.641%	7/25/33	872	878
4	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	11,857	13,012
4	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	11,590	12,979
4	ML-CFC Commercial Mortgage Trust 2006-2	5.876%	6/12/46	27,669	30,345
4	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	8,739	8,750
4,7	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	13,463	13,725
4,7	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	24,275	24,725
4,7	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	27,800	29,169
4,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	13,800	13,994
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	5,870	5,778
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,014
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,460
4,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	21,775	20,571
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	24,600	25,474
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	22,200	23,091

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.219%	8/15/46	30,315	31,862
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,480
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,132
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	2,791
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	9,080	8,736
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	1/15/47	16,600	17,098
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	1/15/47	17,500	18,024
4	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	79,217	86,733
4	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	35,339	38,685
4	Morgan Stanley Capital I Trust 2007-IQ15	5.908%	6/11/49	37,670	42,168
4	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	81,589	90,188
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	3,143	3,134
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,535
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,045	16,568
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.184%	6/25/36	14,106	12,941
4,6,7	Motor 2012 plc	0.659%	2/25/20	5,014	5,014
4,7	Motor 2012 plc	1.286%	2/25/20	12,030	12,063
7	National Australia Bank Ltd.	2.000%	6/20/17	30,200	30,866
4,6,7	Navistar Financial Dealer Note Master Owner Trust
	Series 2013-1	0.828%	1/25/18	28,900	28,945
4	Nissan Auto Lease Trust 2013-A	0.740%	10/15/18	15,750	15,742
4,6	Nissan Master Owner Trust Receivables Series 2012-A	0.630%	5/15/17	51,950	52,122
4,6	Nissan Master Owner Trust Receivables Series 2013-A	0.460%	2/15/18	39,200	39,141
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	24,250	24,177
6	North Carolina State Education Assistance Authority
	2011-1	1.139%	1/26/26	36,317	36,499
4,6	North Carolina State Education Assistance Authority
	2011-2	1.039%	7/25/25	5,420	5,426
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	11,040
4,7	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	87,600	88,476
4,8	RFMSI Series 2006-SA2 Trust	3.626%	8/25/36	27,517	24,151
4,8	RFMSI Series 2006-SA3 Trust	3.649%	9/25/36	10,234	9,277
4	Royal Bank of Canada	1.200%	9/19/18	31,200	31,036
4	Santander Drive Auto Receivables Trust 2013-1	1.760%	1/15/19	4,810	4,805
4	Santander Drive Auto Receivables Trust 2013-2	1.330%	3/15/18	6,000	6,041
4	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	24,200	24,354
4	Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	12,155	12,185
4	Santander Drive Auto Receivables Trust 2013-4	2.360%	4/15/20	11,345	11,394
4	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	19,985	20,001
4	Santander Drive Auto Receivables Trust 2013-5	2.250%	6/17/19	12,790	12,905
4,6,7	Silverstone Master Issuer plc 2010-1A	1.736%	1/21/55	30,740	31,298
4,6	SLM Student Loan Trust 2005-5	0.339%	4/25/25	59,867	59,570
4,6	SLM Student Loan Trust 2005-9	0.359%	1/27/25	26,343	26,224
4,6	SLM Student Loan Trust 2006-5	0.349%	1/25/27	24,500	24,052
4,6	SLM Student Loan Trust 2006-6	0.349%	10/27/25	36,300	35,374
4,6	SLM Student Loan Trust 2007-1	0.329%	1/26/26	66,950	64,616
4,6,7	SLM Student Loan Trust 2011-A	1.160%	10/15/24	13,311	13,312
4,7	SLM Student Loan Trust 2011-A	4.370%	4/17/28	12,200	13,076
4,7	SLM Student Loan Trust 2011-B	3.740%	2/15/29	60,000	64,268
4,6,7	SLM Student Loan Trust 2011-C	1.560%	12/15/23	15,716	15,843
4,7	SLM Student Loan Trust 2011-C	4.540%	10/17/44	22,200	24,122
4,6	SLM Student Loan Trust 2012-6	0.438%	9/25/19	34,620	34,527
4,6,7	SLM Student Loan Trust 2012-B	1.260%	12/15/21	6,764	6,781
4,7	SLM Student Loan Trust 2012-B	3.480%	10/15/30	15,200	15,919
4,6,7	SLM Student Loan Trust 2012-E	0.910%	10/16/23	19,665	19,685
4,6,7	SLM Student Loan Trust 2013-1	1.210%	5/17/27	24,000	23,627
4,7	SLM Student Loan Trust 2013-1	2.500%	3/15/47	8,000	7,482

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	SLM Student Loan Trust 2013-6	0.808%	6/26/28	19,400	19,489
4,7	SLM Student Loan Trust 2013-B	1.850%	6/17/30	14,750	14,320
4,7	SLM Student Loan Trust 2013-B	3.000%	5/16/44	6,500	6,163
4,7	SLM Student Loan Trust 2013-C	3.500%	6/15/44	5,860	5,693
4,6	SLM Student Loan Trust 2014-1	0.799%	2/26/29	10,900	10,900
4,7	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	34,772	35,096
4,7	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	26,850	27,199
4	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	26,200	26,184
4	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	9,100	9,027
4	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	18,500	18,308
4,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	13,792	14,707
4,6	South Carolina Student Loan Corp. Revenue 2010-1	1.239%	7/25/25	30,100	30,409
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	11,250	11,033
4,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	24,490	23,734
7	Stadshypotek AB	1.250%	5/23/18	12,815	12,580
7	Swedbank Hypotek AB	1.375%	3/28/18	14,200	14,087
4,7	Textainer Marine Containers Ltd. 2011-1A	4.700%	6/15/26	12,460	12,464
4,6,7	Trade Maps_2013-1A	0.861%	12/10/18	29,820	29,864
4,6,7	Trade Maps_2013-1A	1.411%	12/10/18	5,640	5,666
4,6,7	Trade Maps_2013-1A	2.411%	12/10/18	3,095	3,121
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,282
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	24,595	24,185
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	8,915	8,471
4,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	10,700	10,217
4,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,654
4,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,349
4,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,481
4,6,7	Volkswagen Credit Auto Master Owner Trust 2011-1A	0.837%	9/20/16	25,870	26,051
4,7	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	5,400	5,494
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	8,494	9,166
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.559%	10/15/48	43,771	48,115
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	46,760	51,153
4	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	36,364	39,911
4	Wachovia Bank Commercial Mortgage Trust Series
	2007-C33	5.922%	2/15/51	46,766	51,510
4	Wachovia Bank Commercial Mortgage Trust Series
	2007-C34	5.569%	5/15/46	15,930	15,898
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18	2.496%	1/25/33	302	310
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7	2.300%	8/25/33	1,800	1,807
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9	2.421%	9/25/33	2,454	2,507
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	19,257	18,573
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,624
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,502
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	12,700	13,341
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.304%	7/15/46	4,906	5,106
4,8	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	2.621%	10/25/36	25,349	22,176
7	Westpac Banking Corp.	1.375%	7/17/15	6,480	6,559
7	Westpac Banking Corp.	1.850%	11/26/18	27,865	27,758
4,7	Westpac Banking Corp.	1.250%	12/14/18	13,436	13,329
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,545	12,476
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	8,855	8,455
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,630	11,715
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,215
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,274
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	8,360	8,023
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,796

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,157
4	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	7,986	8,239
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	23,495
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	15,590
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,600
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,094
4	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	8,940	9,266
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	6,945
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	25,260	26,349
4	WFRBS Commercial Mortgage Trust 2013-C18	4.676%	12/15/46	5,775	5,911
4	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	19,000	18,737
4	World Omni Automobile Lease Securitization Trust
	2011-A	1.780%	9/15/16	3,518	3,523
4,6,7	World Omni Master Owner Trust 2013-1	0.510%	2/15/18	18,000	18,007

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $9,210,743)					9,257,428

Corporate Bonds (59.0%)
Finance (25.8%)
	Banking (20.0%)
	Abbey National Treasury Services plc	4.000%	4/27/16	35,320	37,579
	Abbey National Treasury Services plc	3.050%	8/23/18	59,595	61,611
7	ABN AMRO Bank NV	2.500%	10/30/18	32,235	32,416
	American Express Centurion Bank	0.875%	11/13/15	4,915	4,937
	American Express Centurion Bank	6.000%	9/13/17	47,600	54,982
	American Express Co.	6.150%	8/28/17	17,853	20,663
	American Express Co.	7.000%	3/19/18	22,315	26,734
	American Express Credit Corp.	1.750%	6/12/15	12,035	12,213
	American Express Credit Corp.	2.750%	9/15/15	55,697	57,514
	American Express Credit Corp.	2.800%	9/19/16	56,420	58,923
	American Express Credit Corp.	2.375%	3/24/17	31,210	32,257
	Amsouth Bank	5.200%	4/1/15	9,770	10,183
	Associated Banc-Corp	1.875%	3/12/14	43,900	43,911
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	19,500	19,525
7	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	28,325	29,703
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	54,192	54,844
	Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	16,600	16,311
	Australia & New Zealand Banking Group, Ltd.	1.250%	1/10/17	19,050	19,112
7	Banco Votorantim SA	5.250%	2/11/16	11,720	12,116
	Bancolombia SA	4.250%	1/12/16	7,820	8,106
	Bank of America Corp.	4.500%	4/1/15	69,150	72,087
	Bank of America Corp.	3.700%	9/1/15	5,960	6,217
	Bank of America Corp.	1.500%	10/9/15	24,365	24,588
	Bank of America Corp.	3.625%	3/17/16	32,105	33,824
	Bank of America Corp.	3.750%	7/12/16	6,350	6,733
	Bank of America Corp.	6.500%	8/1/16	63,503	71,398
	Bank of America Corp.	5.420%	3/15/17	21,197	23,346
	Bank of America Corp.	6.000%	9/1/17	27,184	31,077
	Bank of America Corp.	5.750%	12/1/17	35,235	40,046
	Bank of America Corp.	2.000%	1/11/18	30,590	30,597
	Bank of America Corp.	5.650%	5/1/18	12,850	14,649
	Bank of America Corp.	2.600%	1/15/19	60,540	60,866
	Bank of America NA	1.125%	11/14/16	63,100	63,247
	Bank of America NA	5.300%	3/15/17	9,760	10,827
	Bank of America NA	6.100%	6/15/17	6,429	7,322
	Bank of Montreal	0.800%	11/6/15	19,500	19,599
	Bank of Montreal	2.500%	1/11/17	77,815	81,251
	Bank of Montreal	1.400%	9/11/17	41,205	41,119
	Bank of Montreal	1.450%	4/9/18	48,550	47,881
	Bank of New York Mellon Corp.	4.950%	3/15/15	41,945	43,943
	Bank of New York Mellon Corp.	2.300%	7/28/16	28,134	29,091
	Bank of New York Mellon Corp.	2.400%	1/17/17	28,950	30,065
	Bank of New York Mellon Corp.	1.969%	6/20/17	8,300	8,497

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	2.050%	10/7/15	14,680	15,089
	Bank of Nova Scotia	0.750%	10/9/15	29,360	29,479
	Bank of Nova Scotia	2.900%	3/29/16	44,024	46,031
	Bank of Nova Scotia	1.375%	7/15/16	39,040	39,531
	Bank of Nova Scotia	2.550%	1/12/17	70,625	73,723
	Bank of Nova Scotia	1.375%	12/18/17	31,425	31,185
	Bank of Nova Scotia	1.450%	4/25/18	7,100	6,998
	Bank of Nova Scotia	2.050%	10/30/18	61,970	61,987
	Bank One Corp.	4.900%	4/30/15	14,615	15,364
7	Banque Federative du Credit Mutuel SA	2.500%	10/29/18	29,855	29,731
	Barclays Bank plc	2.750%	2/23/15	24,275	24,841
	Barclays Bank plc	5.000%	9/22/16	51,875	57,140
	BB&T Corp.	5.200%	12/23/15	21,527	23,205
	BB&T Corp.	3.200%	3/15/16	44,240	46,259
	BB&T Corp.	2.150%	3/22/17	59,751	61,305
	BB&T Corp.	4.900%	6/30/17	9,750	10,716
	BB&T Corp.	1.600%	8/15/17	21,460	21,519
	BB&T Corp.	2.050%	6/19/18	18,058	18,093
	BBVA US Senior SAU	4.664%	10/9/15	128,791	135,151
	Bear Stearns Cos. LLC	5.300%	10/30/15	22,345	24,007
	Bear Stearns Cos. LLC	5.550%	1/22/17	24,450	27,295
	Bear Stearns Cos. LLC	6.400%	10/2/17	23,120	26,896
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,801	26,063
	BNP Paribas SA	3.600%	2/23/16	84,830	89,514
	BNP Paribas SA	2.375%	9/14/17	41,140	42,128
	BNP Paribas SA	2.700%	8/20/18	62,206	63,344
	BNP Paribas SA	2.400%	12/12/18	57,725	57,847
	BNY Mellon NA	4.750%	12/15/14	22,530	23,400
	BPCE SA	2.500%	12/10/18	79,420	79,515
	Branch Banking & Trust Co.	5.625%	9/15/16	9,510	10,591
	Branch Banking & Trust Co.	1.050%	12/1/16	11,350	11,347
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	23,460	23,746
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	27,065	26,855
	Capital One Bank USA NA	1.150%	11/21/16	11,720	11,717
	Capital One Bank USA NA	2.150%	11/21/18	14,650	14,648
	Capital One Financial Corp.	2.150%	3/23/15	26,325	26,743
	Capital One Financial Corp.	6.150%	9/1/16	4,335	4,865
	Capital One NA	1.500%	3/22/18	60,395	59,692
	Citigroup Inc.	6.375%	8/12/14	6,559	6,755
	Citigroup Inc.	5.000%	9/15/14	18,920	19,412
	Citigroup Inc.	5.500%	10/15/14	7,763	8,031
	Citigroup Inc.	6.010%	1/15/15	18,183	19,071
	Citigroup Inc.	4.875%	5/7/15	9,728	10,192
	Citigroup Inc.	4.700%	5/29/15	18,762	19,691
	Citigroup Inc.	4.587%	12/15/15	12,700	13,531
	Citigroup Inc.	5.300%	1/7/16	7,315	7,908
	Citigroup Inc.	1.250%	1/15/16	31,735	31,870
	Citigroup Inc.	1.300%	4/1/16	13,670	13,728
	Citigroup Inc.	3.953%	6/15/16	86,180	91,812
	Citigroup Inc.	5.850%	8/2/16	17,290	19,263
	Citigroup Inc.	1.300%	11/15/16	68,200	68,164
	Citigroup Inc.	4.450%	1/10/17	24,385	26,425
	Citigroup Inc.	6.125%	11/21/17	53,745	61,955
	Citigroup Inc.	1.750%	5/1/18	30,064	29,503
	Citigroup Inc.	2.500%	9/26/18	50,810	51,068
4,7,9	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
	Comerica Bank	5.700%	6/1/14	17,530	17,817
	Comerica Bank	5.750%	11/21/16	17,000	19,144
	Comerica Bank	5.200%	8/22/17	6,825	7,631
	Commonwealth Bank of Australia	1.250%	9/18/15	33,150	33,510
7	Commonwealth Bank of Australia	3.250%	3/17/16	30,600	32,120
	Commonwealth Bank of Australia	1.900%	9/18/17	19,280	19,526
	Commonwealth Bank of Australia	2.500%	9/20/18	49,315	50,369
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	48,023	51,284

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	125,080	125,118
Countrywide Financial Corp.	6.250%	5/15/16	37,914	41,878
Credit Suisse	3.500%	3/23/15	42,440	43,848
Credit Suisse USA Inc.	4.875%	1/15/15	17,953	18,682
Credit Suisse USA Inc.	5.125%	8/15/15	45,875	48,955
Credit Suisse USA Inc.	5.375%	3/2/16	16,725	18,278
7 Danske Bank A/S	3.875%	4/14/16	34,600	36,614
Deutsche Bank AG	3.875%	8/18/14	8,280	8,429
Deutsche Bank AG	3.250%	1/11/16	38,861	40,687
Deutsche Bank AG	6.000%	9/1/17	98,047	112,796
Deutsche Bank Financial LLC	5.375%	3/2/15	13,539	14,148
Fifth Third Bank	0.900%	2/26/16	24,395	24,460
Fifth Third Bank	1.450%	2/28/18	24,470	24,161
First Horizon National Corp.	5.375%	12/15/15	31,966	34,280
Goldman Sachs Group Inc.	5.000%	10/1/14	15,515	15,949
Goldman Sachs Group Inc.	5.125%	1/15/15	43,833	45,609
Goldman Sachs Group Inc.	3.300%	5/3/15	5,489	5,657
Goldman Sachs Group Inc.	3.700%	8/1/15	50,131	52,187
Goldman Sachs Group Inc.	5.350%	1/15/16	35,777	38,680
Goldman Sachs Group Inc.	3.625%	2/7/16	18,645	19,550
Goldman Sachs Group Inc.	5.625%	1/15/17	37,115	41,000
Goldman Sachs Group Inc.	6.250%	9/1/17	56,605	64,838
Goldman Sachs Group Inc.	5.950%	1/18/18	52,780	60,054
Goldman Sachs Group Inc.	2.375%	1/22/18	26,380	26,561
Goldman Sachs Group Inc.	6.150%	4/1/18	28,555	32,797
Goldman Sachs Group Inc.	2.900%	7/19/18	14,650	14,962
Goldman Sachs Group Inc.	2.625%	1/31/19	145,500	145,635
7 HBOS plc	6.750%	5/21/18	14,645	16,668
7 HSBC Bank plc	1.500%	5/15/18	17,965	17,718
HSBC Bank USA NA	6.000%	8/9/17	10,110	11,534
HSBC USA Inc.	2.375%	2/13/15	95,532	97,386
HSBC USA Inc.	1.625%	1/16/18	64,365	64,173
HSBC USA Inc.	2.625%	9/24/18	32,245	33,027
HSBC USA Inc.	5.000%	9/27/20	7,815	8,498
Huntington Bancshares Inc.	2.600%	8/2/18	43,955	44,546
Huntington National Bank	1.300%	11/20/16	9,760	9,816
Intesa Sanpaolo SPA	3.125%	1/15/16	73,200	74,726
Intesa Sanpaolo SPA	2.375%	1/13/17	117,250	117,147
Intesa Sanpaolo SPA	3.875%	1/16/18	55,390	56,883
Intesa Sanpaolo SPA	3.875%	1/15/19	29,350	29,814
JPMorgan Chase & Co.	4.875%	3/15/14	34,090	34,261
JPMorgan Chase & Co.	5.125%	9/15/14	26,719	27,450
JPMorgan Chase & Co.	3.700%	1/20/15	44,237	45,580
JPMorgan Chase & Co.	4.750%	3/1/15	24,510	25,574
JPMorgan Chase & Co.	1.875%	3/20/15	18,110	18,344
JPMorgan Chase & Co.	3.400%	6/24/15	29,295	30,368
6 JPMorgan Chase & Co.	1.450%	9/1/15	10,570	10,541
JPMorgan Chase & Co.	5.150%	10/1/15	9,850	10,469
JPMorgan Chase & Co.	1.100%	10/15/15	35,298	35,405
JPMorgan Chase & Co.	2.600%	1/15/16	38,787	40,025
JPMorgan Chase & Co.	3.450%	3/1/16	79,480	83,481
JPMorgan Chase & Co.	3.150%	7/5/16	98,646	103,215
JPMorgan Chase & Co.	2.000%	8/15/17	19,385	19,630
JPMorgan Chase & Co.	6.000%	1/15/18	71,913	82,819
JPMorgan Chase & Co.	1.800%	1/25/18	27,820	27,763
JPMorgan Chase & Co.	1.625%	5/15/18	8,780	8,655
JPMorgan Chase & Co.	2.350%	1/28/19	16,200	16,167
JPMorgan Chase & Co.	6.300%	4/23/19	15,163	17,945
JPMorgan Chase Bank NA	5.875%	6/13/16	9,750	10,810
JPMorgan Chase Bank NA	6.000%	7/5/17	8,592	9,841
JPMorgan Chase Bank NA	6.000%	10/1/17	26,225	30,095
KeyBank NA	1.650%	2/1/18	33,300	33,079
Lloyds Bank plc	4.875%	1/21/16	41,852	45,082
Lloyds Bank plc	4.200%	3/28/17	50,690	55,149

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lloyds Bank plc	2.300%	11/27/18	57,410	57,713
7 Lloyds Bank plc	6.500%	9/14/20	24,910	28,535
7 Macquarie Bank Ltd.	2.000%	8/15/16	42,070	42,626
Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,750	9,762
Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	45,471
Manufacturers & Traders Trust Co.	1.450%	3/7/18	24,395	24,038
Manufacturers & Traders Trust Co.	2.300%	1/30/19	43,530	43,625
4 Manufacturers & Traders Trust Co.	5.629%	12/1/21	9,755	10,138
Mellon Funding Corp.	5.000%	12/1/14	6,100	6,329
Merrill Lynch & Co. Inc.	5.450%	7/15/14	29,825	30,428
Merrill Lynch & Co. Inc.	5.000%	1/15/15	28,828	29,965
Merrill Lynch & Co. Inc.	6.050%	5/16/16	33,472	36,834
Merrill Lynch & Co. Inc.	5.700%	5/2/17	6,525	7,279
Merrill Lynch & Co. Inc.	6.400%	8/28/17	14,597	16,894
Merrill Lynch & Co. Inc.	6.875%	4/25/18	31,909	37,957
Morgan Stanley	4.750%	4/1/14	53,100	53,442
Morgan Stanley	4.200%	11/20/14	24,140	24,815
Morgan Stanley	4.100%	1/26/15	36,900	38,062
Morgan Stanley	6.000%	4/28/15	29,560	31,400
Morgan Stanley	4.000%	7/24/15	16,600	17,335
Morgan Stanley	5.375%	10/15/15	26,120	28,021
Morgan Stanley	3.450%	11/2/15	9,750	10,141
Morgan Stanley	3.800%	4/29/16	39,075	41,263
Morgan Stanley	5.750%	10/18/16	19,595	21,793
Morgan Stanley	5.450%	1/9/17	60,452	67,322
Morgan Stanley	5.550%	4/27/17	19,495	21,784
Morgan Stanley	6.250%	8/28/17	8,765	10,089
Morgan Stanley	5.950%	12/28/17	43,105	49,301
Morgan Stanley	6.625%	4/1/18	22,950	26,888
Morgan Stanley	2.125%	4/25/18	11,720	11,702
Morgan Stanley	2.500%	1/24/19	43,250	43,103
National Australia Bank Ltd.	2.000%	3/9/15	9,930	10,108
National Australia Bank Ltd.	1.600%	8/7/15	9,750	9,885
National Australia Bank Ltd.	1.300%	7/25/16	58,600	59,207
National Australia Bank Ltd.	2.750%	3/9/17	19,460	20,309
National Australia Bank Ltd.	2.300%	7/25/18	21,800	22,150
National Bank of Canada	1.500%	6/26/15	3,900	3,954
National Bank of Canada	1.450%	11/7/17	2,425	2,393
National City Bank	5.250%	12/15/16	14,250	15,826
National City Bank	5.800%	6/7/17	14,625	16,604
National City Corp.	6.875%	5/15/19	8,085	9,720
PNC Bank NA	0.800%	1/28/16	26,345	26,402
PNC Bank NA	5.250%	1/15/17	27,935	30,967
PNC Bank NA	1.125%	1/27/17	46,690	46,670
PNC Bank NA	4.875%	9/21/17	14,135	15,681
PNC Bank NA	6.000%	12/7/17	4,885	5,619
PNC Bank NA	6.875%	4/1/18	4,197	4,977
PNC Bank NA	2.200%	1/28/19	35,825	35,920
PNC Funding Corp.	5.400%	6/10/14	6,820	6,938
PNC Funding Corp.	3.625%	2/8/15	4,885	5,036
PNC Funding Corp.	4.250%	9/21/15	23,385	24,672
PNC Funding Corp.	5.625%	2/1/17	4,380	4,883
Regions Bank	7.500%	5/15/18	38,405	45,405
Regions Financial Corp.	5.750%	6/15/15	33,764	35,803
Regions Financial Corp.	2.000%	5/15/18	27,350	26,794
Royal Bank of Canada	1.150%	3/13/15	19,324	19,514
Royal Bank of Canada	0.800%	10/30/15	34,200	34,456
Royal Bank of Canada	2.625%	12/15/15	4,380	4,548
Royal Bank of Canada	2.875%	4/19/16	73,300	76,638
Royal Bank of Canada	2.300%	7/20/16	66,735	69,187
Royal Bank of Canada	2.200%	7/27/18	81,600	82,880
Royal Bank of Scotland Group plc	4.700%	7/3/18	5,368	5,579
Royal Bank of Scotland Group plc	6.400%	10/21/19	18,055	21,024
Royal Bank of Scotland NV	4.650%	6/4/18	21,450	22,237

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Scotland plc	4.875%	3/16/15	23,159	24,210
Royal Bank of Scotland plc	3.950%	9/21/15	43,868	45,933
Royal Bank of Scotland plc	4.375%	3/16/16	103,125	110,086
Santander Bank NA	8.750%	5/30/18	33,955	41,081
Santander Holdings USA Inc.	3.000%	9/24/15	30,401	31,143
Santander Holdings USA Inc.	4.625%	4/19/16	61,904	66,155
Santander Holdings USA Inc.	3.450%	8/27/18	10,745	11,145
7 Societe Generale SA	3.100%	9/14/15	3,900	4,035
7 Societe Generale SA	3.500%	1/15/16	12,600	13,261
Societe Generale SA	2.750%	10/12/17	52,650	54,452
Societe Generale SA	2.625%	10/1/18	57,025	57,905
7 Societe Generale SA	5.000%	1/17/24	3,570	3,556
SouthTrust Corp.	5.800%	6/15/14	25,467	25,953
State Street Bank & Trust Co.	5.300%	1/15/16	7,261	7,883
State Street Corp.	5.375%	4/30/17	19,520	21,750
6 SunTrust Bank	0.547%	4/1/15	5,855	5,834
SunTrust Banks Inc.	3.500%	1/20/17	12,711	13,474
SunTrust Banks Inc.	6.000%	9/11/17	8,795	10,054
Svenska Handelsbanken AB	2.500%	1/25/19	81,515	82,179
Toronto-Dominion Bank	2.500%	7/14/16	23,796	24,767
UBS AG	3.875%	1/15/15	19,873	20,521
UBS AG	5.875%	12/20/17	95,375	109,589
UBS AG	5.750%	4/25/18	105,985	122,120
Union Bank NA	5.950%	5/11/16	53,730	59,650
Union Bank NA	3.000%	6/6/16	56,590	59,305
Union Bank NA	1.500%	9/26/16	25,125	25,472
Union Bank NA	2.125%	6/16/17	29,740	30,308
Union Bank NA	2.625%	9/26/18	34,030	34,947
US Bancorp	1.650%	5/15/17	11,840	12,011
US Bank NA	1.100%	1/30/17	19,000	19,056
4 US Bank NA	3.778%	4/29/20	36,995	38,321
Wachovia Bank NA	4.875%	2/1/15	11,750	12,245
Wachovia Bank NA	5.000%	8/15/15	9,750	10,383
Wachovia Bank NA	5.600%	3/15/16	26,540	29,119
Wachovia Bank NA	6.000%	11/15/17	44,673	51,761
Wachovia Corp.	4.875%	2/15/14	13,305	13,321
Wachovia Corp.	5.250%	8/1/14	41,415	42,368
Wachovia Corp.	5.625%	10/15/16	34,080	38,134
Wachovia Corp.	5.750%	6/15/17	11,940	13,618
Wachovia Corp.	5.750%	2/1/18	35,115	40,587
9 Washington Mutual Bank / Debt not acquired by
JPMorgan	6.875%	6/15/11	21,983	2
Wells Fargo & Co.	3.676%	6/15/16	53,334	56,851
Wells Fargo & Co.	5.625%	12/11/17	19,840	22,794
Wells Fargo Bank NA	4.750%	2/9/15	11,265	11,719
Westpac Banking Corp.	1.125%	9/25/15	26,500	26,785
Westpac Banking Corp.	3.000%	12/9/15	33,150	34,641
Westpac Banking Corp.	0.950%	1/12/16	19,500	19,598
Westpac Banking Corp.	1.050%	11/25/16	24,635	24,665
Westpac Banking Corp.	2.000%	8/14/17	54,800	55,764
Westpac Banking Corp.	1.600%	1/12/18	37,355	37,279
Westpac Banking Corp.	2.250%	7/30/18	20,830	21,139
Westpac Banking Corp.	2.250%	1/17/19	42,930	42,983
Zions Bancorporation	5.500%	11/16/15	819	868
Brokerage (0.2%)
Ameriprise Financial Inc.	5.650%	11/15/15	3,374	3,658
4 Ameriprise Financial Inc.	7.518%	6/1/66	6,634	7,364
Charles Schwab Corp.	0.850%	12/4/15	14,650	14,700
Franklin Resources Inc.	1.375%	9/15/17	15,270	15,113
Jefferies Group LLC	5.125%	4/13/18	12,335	13,398
9 Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
Nomura Holdings Inc.	4.125%	1/19/16	9,770	10,315
Nomura Holdings Inc.	2.000%	9/13/16	53,029	53,446

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Finance Companies (2.0%)
Air Lease Corp.	5.625%	4/1/17	29,290	32,146
Air Lease Corp.	3.375%	1/15/19	21,895	21,895
General Electric Capital Corp.	4.750%	9/15/14	10,000	10,263
General Electric Capital Corp.	3.750%	11/14/14	33,995	34,899
General Electric Capital Corp.	2.150%	1/9/15	140	142
General Electric Capital Corp.	3.500%	6/29/15	19,406	20,203
General Electric Capital Corp.	1.625%	7/2/15	24,395	24,773
General Electric Capital Corp.	4.375%	9/21/15	9,264	9,806
General Electric Capital Corp.	2.250%	11/9/15	18,790	19,349
General Electric Capital Corp.	1.000%	12/11/15	6,830	6,884
General Electric Capital Corp.	5.000%	1/8/16	22,905	24,808
General Electric Capital Corp.	2.950%	5/9/16	39,930	41,777
General Electric Capital Corp.	1.500%	7/12/16	38,920	39,539
General Electric Capital Corp.	3.350%	10/17/16	46,380	49,341
General Electric Capital Corp.	2.900%	1/9/17	41,905	44,060
General Electric Capital Corp.	5.400%	2/15/17	28,300	31,779
General Electric Capital Corp.	2.300%	4/27/17	37,327	38,516
General Electric Capital Corp.	5.625%	9/15/17	15,615	17,835
General Electric Capital Corp.	5.625%	5/1/18	43,595	50,306
General Electric Capital Corp.	2.300%	1/14/19	54,020	54,540
4 General Electric Capital Corp.	6.375%	11/15/67	7,110	7,714
HSBC Finance Corp.	5.250%	4/15/15	19,525	20,587
HSBC Finance Corp.	5.000%	6/30/15	44,605	47,142
HSBC Finance Corp.	5.500%	1/19/16	63,490	68,945
6 HSBC Finance Corp.	0.669%	6/1/16	17,450	17,399
SLM Corp.	3.875%	9/10/15	63,420	65,260
SLM Corp.	6.250%	1/25/16	101,274	108,904
SLM Corp.	6.000%	1/25/17	40,700	44,123
SLM Corp.	4.625%	9/25/17	19,520	20,163
Insurance (2.4%)
ACE INA Holdings Inc.	5.700%	2/15/17	10,847	12,167
Alleghany Corp.	5.625%	9/15/20	8,890	9,894
Allied World Assurance Co. Ltd.	7.500%	8/1/16	28,180	32,311
Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,075	2,329
American Financial Group Inc.	9.875%	6/15/19	4,885	6,374
American International Group Inc.	3.000%	3/20/15	44,095	45,270
American International Group Inc.	2.375%	8/24/15	9,750	9,932
American International Group Inc.	5.050%	10/1/15	29,335	31,386
American International Group Inc.	4.875%	9/15/16	37,809	41,504
American International Group Inc.	5.600%	10/18/16	9,770	10,871
American International Group Inc.	3.800%	3/22/17	24,465	26,211
American International Group Inc.	5.450%	5/18/17	18,175	20,338
American International Group Inc.	5.850%	1/16/18	98,511	113,388
American International Group Inc.	8.250%	8/15/18	52,933	66,471
Assurant Inc.	2.500%	3/15/18	29,300	29,239
Axis Capital Holdings Ltd.	5.750%	12/1/14	40,440	42,095
Axis Specialty Finance LLC	5.875%	6/1/20	2,440	2,767
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	11,715	11,896
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	27,918
Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	9,116
Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	5,028
Berkshire Hathaway Inc.	1.900%	1/31/17	11,515	11,833
Chubb Corp.	5.750%	5/15/18	5,793	6,722
4 Chubb Corp.	6.375%	3/29/67	4,850	5,335
Cigna Corp.	2.750%	11/15/16	9,600	10,013
CNA Financial Corp.	5.850%	12/15/14	10,130	10,568
CNA Financial Corp.	6.500%	8/15/16	20,495	23,093
CNA Financial Corp.	7.350%	11/15/19	3,900	4,779
Genworth Holdings Inc.	6.515%	5/22/18	17,918	20,600
Genworth Holdings Inc.	7.700%	6/15/20	3,080	3,744
Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,708
Hartford Financial Services Group Inc.	4.000%	10/15/17	4,985	5,386

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Manulife Financial Corp.	3.400%	9/17/15	14,620	15,208
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	9,983
7 MassMutual Global Funding II	3.125%	4/14/16	11,920	12,473
7 MassMutual Global Funding II	2.500%	10/17/22	8,475	7,838
MetLife Inc.	6.750%	6/1/16	40,950	46,341
MetLife Inc.	1.756%	12/15/17	14,600	14,669
MetLife Inc.	6.817%	8/15/18	13,300	16,039
7 Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,058
7 Pacific LifeCorp	6.000%	2/10/20	10,854	12,394
PartnerRe Finance A LLC	6.875%	6/1/18	20,530	23,809
Principal Financial Group Inc.	1.850%	11/15/17	15,600	15,589
7 Principal Life Global Funding I	5.050%	3/15/15	7,750	8,114
7 Principal Life Global Funding II	2.250%	10/15/18	11,725	11,770
Progressive Corp.	6.700%	6/15/67	9,760	10,590
Prudential Financial Inc.	6.200%	1/15/15	11,465	12,064
Prudential Financial Inc.	4.750%	9/17/15	19,450	20,682
Prudential Financial Inc.	3.000%	5/12/16	11,725	12,291
Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	14,337
Reinsurance Group of America Inc.	6.450%	11/15/19	15,073	17,583
Transatlantic Holdings Inc.	5.750%	12/14/15	34,220	37,073
Travelers Cos. Inc.	5.800%	5/15/18	11,600	13,391
7 UnumProvident Finance Co. plc	6.850%	11/15/15	19,425	21,145
WellPoint Inc.	5.250%	1/15/16	9,985	10,806
WellPoint Inc.	5.875%	6/15/17	10,500	11,889
WellPoint Inc.	2.300%	7/15/18	9,750	9,814
XL Group plc	5.250%	9/15/14	42,514	43,615
XLIT Ltd.	2.300%	12/15/18	4,875	4,836
Other Finance (0.1%)
NYSE Euronext	2.000%	10/5/17	39,800	40,422
ORIX Corp.	3.750%	3/9/17	19,000	19,905
Real Estate Investment Trusts (1.1%)
BioMed Realty LP	3.850%	4/15/16	4,800	5,019
Boston Properties LP	3.700%	11/15/18	4,900	5,217
Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	5,005
Brandywine Operating Partnership LP	5.700%	5/1/17	15,486	17,125
Brandywine Operating Partnership LP	4.950%	4/15/18	16,400	17,844
DDR Corp.	7.500%	4/1/17	405	472
DDR Corp.	4.750%	4/15/18	19,480	21,244
DDR Corp.	7.500%	7/15/18	2,500	2,992
Digital Realty Trust LP	4.500%	7/15/15	6,350	6,605
Duke Realty LP	7.375%	2/15/15	4,875	5,197
Duke Realty LP	5.950%	2/15/17	9,620	10,725
Duke Realty LP	6.500%	1/15/18	3,470	3,992
Duke Realty LP	6.750%	3/15/20	5,260	6,160
7 Goodman Funding Pty Ltd.	6.375%	11/12/20	19,140	21,783
HCP Inc.	6.000%	1/30/17	9,750	10,987
HCP Inc.	5.625%	5/1/17	1,270	1,418
HCP Inc.	6.700%	1/30/18	44,125	51,657
Health Care REIT Inc.	3.625%	3/15/16	8,088	8,534
Health Care REIT Inc.	4.700%	9/15/17	14,620	15,973
Health Care REIT Inc.	2.250%	3/15/18	4,875	4,899
Health Care REIT Inc.	4.125%	4/1/19	23,730	25,213
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,000	1,123
Highwoods Realty LP	5.850%	3/15/17	4,425	4,929
Kilroy Realty LP	4.800%	7/15/18	20,030	21,725
Kimco Realty Corp.	5.783%	3/15/16	15,783	17,297
Kimco Realty Corp.	4.300%	2/1/18	17,705	19,207
Liberty Property LP	4.750%	10/1/20	1,600	1,708
ProLogis LP	4.500%	8/15/17	7,300	7,911
ProLogis LP	6.625%	5/15/18	15,120	17,801
ProLogis LP	2.750%	2/15/19	9,815	9,878
Realty Income Corp.	2.000%	1/31/18	4,870	4,821
Realty Income Corp.	6.750%	8/15/19	5,985	7,092

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Regency Centers LP	5.875%	6/15/17	13,675	15,285
Senior Housing Properties Trust	4.300%	1/15/16	11,460	12,033
Simon Property Group LP	5.100%	6/15/15	9,225	9,787
Simon Property Group LP	6.100%	5/1/16	5,820	6,426
Simon Property Group LP	2.800%	1/30/17	22,815	23,835
Simon Property Group LP	5.875%	3/1/17	9,180	10,349
Simon Property Group LP	2.150%	9/15/17	1,572	1,612
7 Simon Property Group LP	1.500%	2/1/18	4,850	4,753
Simon Property Group LP	6.125%	5/30/18	15,635	18,416
Simon Property Group LP	2.200%	2/1/19	24,375	24,359
Simon Property Group LP	5.650%	2/1/20	1,405	1,635
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	29,870	29,866
				12,439,587
Industrial (28.3%)
Basic Industry (2.0%)
Air Products & Chemicals Inc.	2.000%	8/2/16	10,920	11,196
Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,125
Airgas Inc.	1.650%	2/15/18	17,792	17,604
Barrick Gold Corp.	6.950%	4/1/19	19,670	22,972
Barrick North America Finance LLC	6.800%	9/15/18	11,410	13,337
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	23,480	24,087
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	68,645	69,774
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	30,292	34,177
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	13,920	14,054
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	14,119	17,083
CF Industries Inc.	6.875%	5/1/18	38,450	44,794
Eastman Chemical Co.	2.400%	6/1/17	20,804	21,320
EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	32,052
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	9,745	9,802
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	26,415	26,437
Goldcorp Inc.	2.125%	3/15/18	14,640	14,515
Nucor Corp.	5.750%	12/1/17	8,790	10,088
Nucor Corp.	5.850%	6/1/18	24,788	28,527
Plains Exploration & Production Co.	6.125%	6/15/19	20,453	22,345
Plains Exploration & Production Co.	6.500%	11/15/20	28,650	31,372
Plains Exploration & Production Co.	6.625%	5/1/21	3,600	3,942
Plains Exploration & Production Co.	6.750%	2/1/22	9,915	10,869
Plains Exploration & Production Co.	6.875%	2/15/23	17,000	18,785
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	19,684	20,933
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	44,445	45,331
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	19,228	19,922
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	19,540	23,240
Rio Tinto Finance USA plc	1.375%	6/17/16	38,045	38,408
Rio Tinto Finance USA plc	2.000%	3/22/17	40,230	41,171
Rio Tinto Finance USA plc	1.625%	8/21/17	60,437	60,580
Rio Tinto Finance USA plc	2.250%	12/14/18	42,710	42,894
Teck Resources Ltd.	3.150%	1/15/17	12,405	13,040
Teck Resources Ltd.	3.850%	8/15/17	8,395	8,969
Teck Resources Ltd.	2.500%	2/1/18	11,230	11,374
Teck Resources Ltd.	3.000%	3/1/19	2,380	2,437
Vale Canada Ltd.	5.700%	10/15/15	14,655	15,763
Vale Overseas Ltd.	6.250%	1/11/16	22,625	24,497
Vale Overseas Ltd.	6.250%	1/23/17	34,195	37,958
Vale Overseas Ltd.	5.625%	9/15/19	4,425	4,811
7 Xstrata Finance Canada Ltd.	2.050%	10/23/15	29,280	29,607
7 Xstrata Finance Canada Ltd.	3.600%	1/15/17	5,835	6,138
Capital Goods (2.9%)
7 ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	15,148
Bemis Co. Inc.	5.650%	8/1/14	10,130	10,378
Boeing Capital Corp.	2.125%	8/15/16	17,810	18,431
Boeing Capital Corp.	2.900%	8/15/18	15,939	16,759
Boeing Capital Corp.	4.700%	10/27/19	7,200	8,175
Boeing Co.	3.500%	2/15/15	25,710	26,546

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	0.950%	5/15/18	25,805	25,089
Caterpillar Financial Services Corp.	6.125%	2/17/14	24,280	24,324
Caterpillar Financial Services Corp.	1.650%	4/1/14	26,625	26,683
Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	12,442
Caterpillar Financial Services Corp.	1.100%	5/29/15	17,910	18,082
Caterpillar Financial Services Corp.	2.750%	6/24/15	9,250	9,545
Caterpillar Financial Services Corp.	2.650%	4/1/16	5,625	5,853
Caterpillar Financial Services Corp.	2.050%	8/1/16	24,750	25,511
Caterpillar Financial Services Corp.	1.625%	6/1/17	4,885	4,933
Caterpillar Financial Services Corp.	1.250%	11/6/17	11,950	11,876
Caterpillar Inc.	1.500%	6/26/17	9,750	9,796
CNH Capital LLC	3.250%	2/1/17	24,430	24,766
Crane Co.	2.750%	12/15/18	12,615	12,768
CRH America Inc.	4.125%	1/15/16	38,050	40,145
CRH America Inc.	6.000%	9/30/16	4,900	5,478
CRH America Inc.	8.125%	7/15/18	19,860	24,660
Danaher Corp.	1.300%	6/23/14	13,300	13,351
Danaher Corp.	2.300%	6/23/16	23,758	24,632
7 Embraer Overseas Ltd.	5.696%	9/16/23	10,379	10,414
Emerson Electric Co.	4.125%	4/15/15	9,220	9,624
Emerson Electric Co.	5.375%	10/15/17	9,760	11,213
Emerson Electric Co.	5.250%	10/15/18	4,880	5,603
Emerson Electric Co.	5.000%	4/15/19	1,465	1,668
General Dynamics Corp.	1.375%	1/15/15	10,550	10,659
General Dynamics Corp.	2.250%	7/15/16	5,637	5,846
General Dynamics Corp.	1.000%	11/15/17	69,160	68,096
General Electric Co.	0.850%	10/9/15	18,420	18,528
General Electric Co.	5.250%	12/6/17	92,550	105,329
Harsco Corp.	2.700%	10/15/15	10,192	10,307
Honeywell International Inc.	5.300%	3/1/18	4,710	5,400
Honeywell International Inc.	5.000%	2/15/19	22,275	25,384
Illinois Tool Works Inc.	5.150%	4/1/14	18,725	18,860
7 Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	17,860	17,960
John Deere Capital Corp.	1.250%	12/2/14	12,160	12,241
John Deere Capital Corp.	2.950%	3/9/15	32,950	33,882
John Deere Capital Corp.	0.875%	4/17/15	4,875	4,900
John Deere Capital Corp.	0.950%	6/29/15	16,575	16,712
John Deere Capital Corp.	0.750%	1/22/16	22,900	22,981
John Deere Capital Corp.	2.250%	6/7/16	28,375	29,394
John Deere Capital Corp.	1.850%	9/15/16	37,815	38,810
John Deere Capital Corp.	1.050%	10/11/16	11,000	11,055
John Deere Capital Corp.	1.050%	12/15/16	13,020	13,072
John Deere Capital Corp.	2.000%	1/13/17	12,680	13,039
John Deere Capital Corp.	1.400%	3/15/17	19,490	19,704
John Deere Capital Corp.	2.800%	9/18/17	6,570	6,908
John Deere Capital Corp.	1.200%	10/10/17	35,105	35,043
John Deere Capital Corp.	1.300%	3/12/18	19,525	19,367
John Deere Capital Corp.	5.350%	4/3/18	14,635	16,751
John Deere Capital Corp.	5.750%	9/10/18	4,880	5,712
John Deere Capital Corp.	1.950%	12/13/18	14,640	14,685
L-3 Communications Corp.	3.950%	11/15/16	11,560	12,338
Lockheed Martin Corp.	2.125%	9/15/16	21,600	22,282
Lockheed Martin Corp.	4.250%	11/15/19	19,250	21,037
Mohawk Industries Inc.	6.125%	1/15/16	16,586	18,027
Precision Castparts Corp.	0.700%	12/20/15	18,045	18,099
Precision Castparts Corp.	1.250%	1/15/18	62,205	61,439
Raytheon Co.	6.750%	3/15/18	7,360	8,777
Republic Services Inc.	3.800%	5/15/18	5,686	6,108
Republic Services Inc.	5.500%	9/15/19	4,880	5,567
Roper Industries Inc.	1.850%	11/15/17	9,760	9,806
Roper Industries Inc.	2.050%	10/1/18	9,590	9,487
7 Schneider Electric SA	2.950%	9/27/22	5,850	5,591
United Technologies Corp.	4.875%	5/1/15	3,700	3,907
United Technologies Corp.	1.800%	6/1/17	74,200	75,841

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	5.375%	12/15/17	25,080	28,784
United Technologies Corp.	4.500%	4/15/20	2,600	2,899
Waste Management Inc.	6.375%	3/11/15	12,647	13,426
Waste Management Inc.	2.600%	9/1/16	8,200	8,524
Waste Management Inc.	6.100%	3/15/18	11,725	13,636
Communication (5.3%)
21st Century Fox America Inc.	7.250%	5/18/18	7,205	8,780
America Movil SAB de CV	5.750%	1/15/15	12,225	12,788
America Movil SAB de CV	3.625%	3/30/15	48,771	50,296
America Movil SAB de CV	2.375%	9/8/16	92,560	95,027
America Movil SAB de CV	5.625%	11/15/17	29,869	33,611
American Tower Corp.	4.625%	4/1/15	18,589	19,394
American Tower Corp.	4.500%	1/15/18	4,875	5,321
American Tower Corp.	3.400%	2/15/19	29,320	30,316
AT&T Inc.	5.100%	9/15/14	25,478	26,202
AT&T Inc.	0.875%	2/13/15	11,750	11,795
AT&T Inc.	2.500%	8/15/15	61,005	62,643
AT&T Inc.	0.900%	2/12/16	13,600	13,606
AT&T Inc.	2.950%	5/15/16	54,630	57,011
AT&T Inc.	2.400%	8/15/16	75,441	77,918
AT&T Inc.	1.600%	2/15/17	44,038	44,443
AT&T Inc.	1.700%	6/1/17	80,110	80,914
AT&T Inc.	1.400%	12/1/17	24,400	24,157
AT&T Inc.	5.500%	2/1/18	80,904	91,930
AT&T Inc.	5.600%	5/15/18	6,038	6,953
AT&T Inc.	2.375%	11/27/18	41,915	42,260
BellSouth Corp.	5.200%	9/15/14	30,175	31,070
7 British Sky Broadcasting Group plc	6.100%	2/15/18	6,010	6,838
7 British Sky Broadcasting Group plc	9.500%	11/15/18	17,349	22,745
7 BSKYB Finance UK plc	5.625%	10/15/15	3,484	3,757
CBS Corp.	1.950%	7/1/17	22,671	22,941
CBS Corp.	4.625%	5/15/18	2,690	2,961
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	48,484	62,203
Comcast Cable Communications LLC	8.875%	5/1/17	30,900	38,089
Comcast Corp.	5.850%	11/15/15	13,578	14,814
Comcast Corp.	5.900%	3/15/16	24,515	27,073
Comcast Corp.	6.500%	1/15/17	23,260	26,787
Comcast Corp.	6.300%	11/15/17	9,605	11,230
Comcast Corp.	5.875%	2/15/18	5,207	6,036
Comcast Corp.	5.700%	5/15/18	5,780	6,693
COX Communications Inc.	5.450%	12/15/14	6,667	6,947
7 Deutsche Telekom International Finance BV	3.125%	4/11/16	38,016	39,650
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	7,075	7,244
Deutsche Telekom International Finance BV	6.750%	8/20/18	6,819	8,178
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	10,232	10,510
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	41,275	42,598
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	18,420	19,200
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	26,685	28,022
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	42,268	43,342
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	33,075	32,796
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	2,930	3,363
Discovery Communications LLC	3.700%	6/1/15	47,177	49,043
Embarq Corp.	7.082%	6/1/16	18,952	21,399
Interpublic Group of Cos. Inc.	6.250%	11/15/14	14,650	15,236
NBCUniversal Media LLC	3.650%	4/30/15	11,585	12,027
NBCUniversal Media LLC	2.875%	4/1/16	52,680	54,885
Omnicom Group Inc.	5.900%	4/15/16	34,830	38,453
Orange SA	2.125%	9/16/15	14,288	14,564
Orange SA	2.750%	9/14/16	6,840	7,107
Orange SA	2.750%	2/6/19	18,380	18,469
Qwest Corp.	7.500%	10/1/14	9,033	9,415
Qwest Corp.	6.500%	6/1/17	9,653	10,916
Rogers Communications Inc.	7.500%	3/15/15	5,299	5,701

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	6.800%	8/15/18	21,658	26,050
TCI Communications Inc.	8.750%	8/1/15	9,860	11,029
Telecom Italia Capital SA	6.999%	6/4/18	19,948	22,410
Telefonica Emisiones SAU	4.949%	1/15/15	14,284	14,809
Telefonica Emisiones SAU	3.992%	2/16/16	47,895	50,445
Telefonica Emisiones SAU	6.421%	6/20/16	19,420	21,629
Telefonica Emisiones SAU	6.221%	7/3/17	13,337	15,248
Telefonica Emisiones SAU	3.192%	4/27/18	46,837	48,236
Telefonos de Mexico SAB de CV	5.500%	1/27/15	9,775	10,202
Thomson Reuters Corp.	0.875%	5/23/16	13,012	12,943
Thomson Reuters Corp.	1.300%	2/23/17	21,480	21,435
Thomson Reuters Corp.	6.500%	7/15/18	11,625	13,632
Time Warner Cable Inc.	3.500%	2/1/15	22,325	22,900
Time Warner Cable Inc.	5.850%	5/1/17	17,610	19,336
Time Warner Cable Inc.	6.750%	7/1/18	6,850	7,744
Verizon Communications Inc.	0.700%	11/2/15	24,520	24,478
Verizon Communications Inc.	5.550%	2/15/16	59,437	64,916
Verizon Communications Inc.	3.000%	4/1/16	5,120	5,341
Verizon Communications Inc.	2.500%	9/15/16	65,545	67,850
Verizon Communications Inc.	2.000%	11/1/16	40,761	41,671
Verizon Communications Inc.	5.500%	4/1/17	3,700	4,162
Verizon Communications Inc.	1.100%	11/1/17	18,344	18,032
Verizon Communications Inc.	5.500%	2/15/18	27,608	31,325
Verizon Communications Inc.	6.100%	4/15/18	26,345	30,619
Verizon Communications Inc.	3.650%	9/14/18	118,285	125,688
Vodafone Group plc	4.150%	6/10/14	9,221	9,343
Vodafone Group plc	5.375%	1/30/15	6,890	7,217
Vodafone Group plc	0.900%	2/19/16	17,788	17,806
Vodafone Group plc	5.750%	3/15/16	13,871	15,238
Vodafone Group plc	2.875%	3/16/16	47,325	49,197
Vodafone Group plc	5.625%	2/27/17	38,412	43,258
Vodafone Group plc	1.625%	3/20/17	42,641	43,064
Vodafone Group plc	1.250%	9/26/17	45,023	44,674
Vodafone Group plc	1.500%	2/19/18	9,575	9,444
WPP Finance UK	8.000%	9/15/14	23,355	24,362
Consumer Cyclical (4.2%)
American Honda Finance Corp.	1.125%	10/7/16	20,030	20,149
American Honda Finance Corp.	2.125%	10/10/18	19,540	19,865
AutoZone Inc.	5.750%	1/15/15	11,270	11,813
AutoZone Inc.	5.500%	11/15/15	6,275	6,799
AutoZone Inc.	7.125%	8/1/18	33,707	40,568
Brinker International Inc.	2.600%	5/15/18	26,410	26,438
CVS Caremark Corp.	2.250%	12/5/18	48,820	49,192
7 Daimler Finance North America LLC	2.950%	1/11/17	16,915	17,681
7 Daimler Finance North America LLC	2.400%	4/10/17	9,740	10,021
7 Daimler Finance North America LLC	2.375%	8/1/18	38,500	39,012
Dollar General Corp.	4.125%	7/15/17	19,825	21,365
Dollar General Corp.	1.875%	4/15/18	9,965	9,878
7 Experian Finance plc	2.375%	6/15/17	35,430	35,620
Ford Motor Credit Co. LLC	3.875%	1/15/15	9,770	10,061
Ford Motor Credit Co. LLC	7.000%	4/15/15	51,889	55,595
Ford Motor Credit Co. LLC	2.750%	5/15/15	33,161	33,968
Ford Motor Credit Co. LLC	5.625%	9/15/15	4,878	5,231
Ford Motor Credit Co. LLC	2.500%	1/15/16	17,080	17,556
Ford Motor Credit Co. LLC	4.207%	4/15/16	44,245	47,118
Ford Motor Credit Co. LLC	3.984%	6/15/16	45,205	48,006
Ford Motor Credit Co. LLC	8.000%	12/15/16	55,625	65,542
Ford Motor Credit Co. LLC	4.250%	2/3/17	9,755	10,493
Ford Motor Credit Co. LLC	3.000%	6/12/17	24,125	25,087
Ford Motor Credit Co. LLC	6.625%	8/15/17	57,291	66,337
Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	91,785
7 General Motors Co.	3.500%	10/2/18	18,000	18,360
7 Harley-Davidson Financial Services Inc.	1.150%	9/15/15	34,600	34,700

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Harley-Davidson Financial Services Inc.	3.875%	3/15/16	14,418	15,241
7 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,147	16,624
7 Harley-Davidson Funding Corp.	5.750%	12/15/14	20,635	21,510
7 Hyundai Capital America	3.750%	4/6/16	10,980	11,462
7 Hyundai Capital America	4.000%	6/8/17	10,900	11,532
7 Hyundai Capital Services Inc.	4.375%	7/27/16	16,060	17,108
7 Kia Motors Corp.	3.625%	6/14/16	26,624	27,801
Lowe's Cos. Inc.	1.625%	4/15/17	39,934	40,616
Lowe's Cos. Inc.	6.100%	9/15/17	12,690	14,551
Macy's Retail Holdings Inc.	7.875%	7/15/15	15,245	16,749
Macy's Retail Holdings Inc.	5.900%	12/1/16	41,084	46,097
Macy's Retail Holdings Inc.	7.450%	7/15/17	42,319	49,881
Marriott International Inc.	6.375%	6/15/17	6,872	7,849
Marriott International Inc.	3.000%	3/1/19	9,760	10,013
Nordstrom Inc.	6.250%	1/15/18	21,650	25,281
PACCAR Financial Corp.	1.550%	9/29/14	16,740	16,881
PACCAR Financial Corp.	0.750%	8/14/15	12,680	12,748
PACCAR Financial Corp.	1.600%	3/15/17	17,566	17,603
Staples Inc.	2.750%	1/12/18	7,800	8,013
Starbucks Corp.	2.000%	12/5/18	18,550	18,615
TJX Cos. Inc.	4.200%	8/15/15	8,150	8,591
TJX Cos. Inc.	6.950%	4/15/19	13,700	16,634
Toll Brothers Finance Corp.	5.150%	5/15/15	16,010	16,820
Toyota Motor Credit Corp.	2.000%	9/15/16	9,734	10,023
Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	28,170
Toyota Motor Credit Corp.	1.750%	5/22/17	35,429	36,058
Toyota Motor Credit Corp.	2.000%	10/24/18	20,510	20,682
Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,637
Viacom Inc.	6.250%	4/30/16	13,025	14,533
Viacom Inc.	2.500%	12/15/16	9,880	10,252
Viacom Inc.	6.125%	10/5/17	10,695	12,416
Viacom Inc.	2.500%	9/1/18	31,395	32,031
Viacom Inc.	5.625%	9/15/19	3,195	3,667
7 Volkswagen International Finance NV	1.875%	4/1/14	49,860	49,985
7 Volkswagen International Finance NV	2.375%	3/22/17	14,620	15,039
7 Volkswagen International Finance NV	1.600%	11/20/17	19,600	19,629
7 Volkswagen International Finance NV	2.125%	11/20/18	19,575	19,665
Wal-Mart Stores Inc.	1.625%	4/15/14	15,640	15,681
Wal-Mart Stores Inc.	2.875%	4/1/15	11,815	12,164
Wal-Mart Stores Inc.	1.500%	10/25/15	38,550	39,244
Wal-Mart Stores Inc.	0.600%	4/11/16	18,555	18,583
Wal-Mart Stores Inc.	2.800%	4/15/16	17,098	17,955
Wal-Mart Stores Inc.	5.375%	4/5/17	20,315	23,095
Wal-Mart Stores Inc.	5.800%	2/15/18	2,940	3,428
Wal-Mart Stores Inc.	1.125%	4/11/18	69,000	67,724
Wal-Mart Stores Inc.	1.950%	12/15/18	25,525	25,745
Wal-Mart Stores Inc.	3.625%	7/8/20	19,805	21,091
Walgreen Co.	1.000%	3/13/15	30,701	30,836
Walgreen Co.	1.800%	9/15/17	32,596	32,893
Walgreen Co.	5.250%	1/15/19	33,595	38,263
7 Wesfarmers Ltd.	2.983%	5/18/16	27,055	28,184
7 Wesfarmers Ltd.	1.874%	3/20/18	13,660	13,553
Wyndham Worldwide Corp.	2.950%	3/1/17	7,800	8,072
Wyndham Worldwide Corp.	2.500%	3/1/18	6,835	6,921
Yum! Brands Inc.	6.250%	4/15/16	18,560	20,597
Yum! Brands Inc.	6.250%	3/15/18	3,096	3,590
Consumer Noncyclical (7.0%)
AbbVie Inc.	1.750%	11/6/17	60,700	60,906
AbbVie Inc.	2.000%	11/6/18	23,420	23,311
Actavis Inc.	1.875%	10/1/17	91,065	91,081
Allergan Inc.	5.750%	4/1/16	15,530	17,180
Allergan Inc.	1.350%	3/15/18	7,800	7,670
Altria Group Inc.	4.125%	9/11/15	48,357	50,988

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	9.250%	8/6/19	5,344	7,115
AmerisourceBergen Corp.	5.875%	9/15/15	9,228	9,989
Amgen Inc.	1.875%	11/15/14	31,270	31,611
Amgen Inc.	2.300%	6/15/16	46,620	48,131
Amgen Inc.	2.500%	11/15/16	7,150	7,407
Amgen Inc.	2.125%	5/15/17	76,690	78,715
Amgen Inc.	5.850%	6/1/17	23,715	27,187
Amgen Inc.	6.150%	6/1/18	4,525	5,319
Anheuser-Busch Cos. LLC	5.000%	1/15/15	7,480	7,797
Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	5,408
Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	9,908
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	46,393	46,465
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	26,840	26,519
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	68,385	68,826
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	28,675	29,755
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	23,605	24,412
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	19,495	20,227
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	19,647	19,735
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	46,615	48,769
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	68,292	68,267
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	9,750	12,249
Avon Products Inc.	4.600%	3/15/20	3,900	3,940
Baxter International Inc.	0.950%	6/1/16	5,860	5,883
Baxter International Inc.	5.375%	6/1/18	9,745	11,168
Baxter International Inc.	1.850%	6/15/18	13,345	13,365
Biogen Idec Inc.	6.875%	3/1/18	4,880	5,797
Boston Scientific Corp.	6.250%	11/15/15	10,150	11,094
Boston Scientific Corp.	6.400%	6/15/16	20,447	22,900
Boston Scientific Corp.	2.650%	10/1/18	9,760	9,900
Bottling Group LLC	5.500%	4/1/16	32,044	35,351
Brown-Forman Corp.	1.000%	1/15/18	5,480	5,381
Cardinal Health Inc.	1.900%	6/15/17	6,830	6,924
Cardinal Health Inc.	1.700%	3/15/18	20,540	20,529
CareFusion Corp.	5.125%	8/1/14	13,970	14,269
Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,940
Celgene Corp.	2.450%	10/15/15	14,610	15,028
Celgene Corp.	1.900%	8/15/17	6,835	6,912
Celgene Corp.	2.300%	8/15/18	14,950	15,115
Church & Dwight Co. Inc.	3.350%	12/15/15	9,760	10,191
Clorox Co.	5.950%	10/15/17	4,880	5,633
Coca-Cola Co.	1.150%	4/1/18	14,755	14,540
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	18,500	18,479
ConAgra Foods Inc.	1.300%	1/25/16	24,490	24,667
ConAgra Foods Inc.	5.819%	6/15/17	4,880	5,549
ConAgra Foods Inc.	1.900%	1/25/18	64,935	64,828
ConAgra Foods Inc.	2.100%	3/15/18	3,550	3,551
ConAgra Foods Inc.	7.000%	4/15/19	5,000	6,040
Constellation Brands Inc.	3.750%	5/1/21	5,130	4,925
Constellation Brands Inc.	4.250%	5/1/23	5,130	4,822
Covidien International Finance SA	1.350%	5/29/15	19,185	19,367
Covidien International Finance SA	2.800%	6/15/15	14,040	14,453
Covidien International Finance SA	6.000%	10/15/17	38,565	44,499
CR Bard Inc.	2.875%	1/15/16	22,350	23,309
CR Bard Inc.	1.375%	1/15/18	13,115	12,858
Delhaize Group SA	6.500%	6/15/17	13,054	14,727
Diageo Capital plc	1.500%	5/11/17	23,785	23,871
Diageo Capital plc	1.125%	4/29/18	7,115	6,956
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,800	8,095
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	16,295	19,359
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	3,060	3,124
Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,701
Express Scripts Holding Co.	2.100%	2/12/15	29,220	29,656
Express Scripts Holding Co.	3.125%	5/15/16	43,300	45,267
Express Scripts Holding Co.	3.500%	11/15/16	32,230	34,213

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	2.650%	2/15/17	55,846	57,875
Genentech Inc.	4.750%	7/15/15	15,730	16,703
General Mills Inc.	0.875%	1/29/16	10,175	10,202
General Mills Inc.	5.700%	2/15/17	5,600	6,335
Gilead Sciences Inc.	2.400%	12/1/14	35,880	36,429
Gilead Sciences Inc.	3.050%	12/1/16	37,210	39,338
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	16,600	19,329
GlaxoSmithKline Capital plc	1.500%	5/8/17	39,865	40,246
7 Hawk Acquisition Sub Inc.	4.250%	10/15/20	4,780	4,660
Ingredion Inc.	1.800%	9/25/17	5,855	5,774
Kellogg Co.	1.750%	5/17/17	10,240	10,341
Koninklijke Philips NV	5.750%	3/11/18	47,850	55,403
Kraft Foods Group Inc.	2.250%	6/5/17	75,630	77,791
Kraft Foods Group Inc.	6.125%	8/23/18	19,120	22,458
Kroger Co.	1.200%	10/17/16	6,840	6,867
Kroger Co.	2.200%	1/15/17	6,895	7,076
Kroger Co.	6.800%	12/15/18	5,950	7,177
Kroger Co.	2.300%	1/15/19	14,650	14,641
Life Technologies Corp.	4.400%	3/1/15	14,600	15,181
Lorillard Tobacco Co.	3.500%	8/4/16	30,285	31,956
Lorillard Tobacco Co.	2.300%	8/21/17	18,520	18,907
McKesson Corp.	6.500%	2/15/14	12,970	12,991
McKesson Corp.	0.950%	12/4/15	23,400	23,443
McKesson Corp.	3.250%	3/1/16	16,079	16,812
McKesson Corp.	5.700%	3/1/17	5,675	6,355
Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,286
Medco Health Solutions Inc.	2.750%	9/15/15	8,774	9,037
Medco Health Solutions Inc.	7.125%	3/15/18	32,695	39,056
Merck & Co. Inc.	2.250%	1/15/16	34,988	36,234
Merck & Co. Inc.	0.700%	5/18/16	7,820	7,831
Merck & Co. Inc.	1.300%	5/18/18	23,400	23,011
Merck Sharp & Dohme Corp.	4.750%	3/1/15	6,100	6,382
Mondelez International Inc.	6.750%	2/19/14	24,400	24,463
Mondelez International Inc.	4.125%	2/9/16	44,285	47,052
7 Mylan Inc.	1.800%	6/24/16	31,375	31,861
Mylan Inc.	1.350%	11/29/16	9,345	9,361
7 Mylan Inc.	2.600%	6/24/18	56,410	57,198
Mylan Inc.	2.550%	3/28/19	4,890	4,880
Nabisco Inc.	7.550%	6/15/15	14,640	15,983
Newell Rubbermaid Inc.	2.050%	12/1/17	12,540	12,600
Novartis Capital Corp.	4.125%	2/10/14	31,775	31,791
PepsiCo Inc.	3.100%	1/15/15	13,475	13,827
PepsiCo Inc.	0.700%	2/26/16	14,650	14,653
PepsiCo Inc.	2.500%	5/10/16	21,805	22,675
PepsiCo Inc.	1.250%	8/13/17	13,550	13,541
7 Pernod Ricard SA	2.950%	1/15/17	58,895	61,439
7 Pernod Ricard SA	4.450%	1/15/22	2,925	3,034
7 Perrigo Co. plc	1.300%	11/8/16	14,645	14,651
7 Perrigo Co. plc	2.300%	11/8/18	14,645	14,662
Pfizer Inc.	5.350%	3/15/15	12,870	13,561
Pharmacia Corp.	6.500%	12/1/18	8,300	10,127
Philip Morris International Inc.	6.875%	3/17/14	18,431	18,572
Philip Morris International Inc.	2.500%	5/16/16	20,635	21,441
Philip Morris International Inc.	1.125%	8/21/17	4,975	4,940
Philip Morris International Inc.	5.650%	5/16/18	19,490	22,530
Procter & Gamble Co.	4.850%	12/15/15	2,925	3,158
Procter & Gamble Co.	4.700%	2/15/19	4,880	5,572
Reynolds American Inc.	1.050%	10/30/15	6,840	6,872
Reynolds American Inc.	6.750%	6/15/17	10,880	12,648
7 Roche Holdings Inc.	6.000%	3/1/19	18,975	22,474
Sanofi	1.200%	9/30/14	39,700	39,931
Sanofi	2.625%	3/29/16	55,635	58,002
Sanofi	1.250%	4/10/18	60,430	59,353
St. Jude Medical Inc.	2.500%	1/15/16	19,505	20,041

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stryker Corp.	3.000%	1/15/15	13,600	13,940
Stryker Corp.	1.300%	4/1/18	23,550	23,189
Sutter Health California GO	1.090%	8/15/53	10,000	9,906
7 Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	33,060	33,209
7 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	33,074	32,991
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	38,780	40,193
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	45,900	47,328
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	15,365	14,673
Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,330	2,462
Thermo Fisher Scientific Inc.	3.200%	3/1/16	19,490	20,404
Thermo Fisher Scientific Inc.	2.250%	8/15/16	13,695	14,080
Thermo Fisher Scientific Inc.	1.300%	2/1/17	16,600	16,600
Thermo Fisher Scientific Inc.	2.400%	2/1/19	10,740	10,753
Tyson Foods Inc.	6.600%	4/1/16	38,530	43,009
Whirlpool Corp.	6.500%	6/15/16	2,950	3,286
Wyeth LLC	5.500%	2/15/16	9,745	10,719
Wyeth LLC	5.450%	4/1/17	3,270	3,705
Zoetis Inc.	1.150%	2/1/16	30,805	30,963
Zoetis Inc.	1.875%	2/1/18	35,915	35,958
Energy (3.6%)
Anadarko Petroleum Corp.	5.950%	9/15/16	74,940	83,591
Anadarko Petroleum Corp.	6.375%	9/15/17	36,742	42,329
Apache Corp.	5.625%	1/15/17	8,675	9,793
Apache Corp.	1.750%	4/15/17	14,405	14,634
BP Capital Markets plc	3.875%	3/10/15	28,945	30,052
BP Capital Markets plc	3.125%	10/1/15	37,918	39,531
BP Capital Markets plc	0.700%	11/6/15	23,840	23,923
BP Capital Markets plc	3.200%	3/11/16	77,518	81,619
BP Capital Markets plc	2.248%	11/1/16	37,575	38,891
BP Capital Markets plc	1.846%	5/5/17	41,475	42,273
BP Capital Markets plc	1.375%	11/6/17	19,000	18,934
BP Capital Markets plc	1.375%	5/10/18	35,175	34,630
BP Capital Markets plc	2.241%	9/26/18	21,575	21,907
Canadian Natural Resources Ltd.	4.900%	12/1/14	10,974	11,373
Canadian Natural Resources Ltd.	5.700%	5/15/17	24,826	28,209
Chevron Corp.	1.104%	12/5/17	13,700	13,544
Chevron Corp.	1.718%	6/24/18	29,300	29,454
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	34,080	38,464
Ensco plc	3.250%	3/15/16	62,101	65,013
7 GS Caltex Corp.	5.500%	8/25/14	3,910	3,992
7 GS Caltex Corp.	5.500%	10/15/15	14,165	15,128
Marathon Oil Corp.	0.900%	11/1/15	52,110	52,290
Marathon Oil Corp.	5.900%	3/15/18	23,330	26,880
7 Nabors Industries Inc.	2.350%	9/15/16	16,600	16,939
Nabors Industries Inc.	6.150%	2/15/18	19,540	22,189
Noble Holding International Ltd.	3.450%	8/1/15	7,581	7,858
Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,646
Occidental Petroleum Corp.	2.500%	2/1/16	19,750	20,471
Occidental Petroleum Corp.	4.125%	6/1/16	8,344	8,991
Occidental Petroleum Corp.	1.750%	2/15/17	93,490	95,578
Occidental Petroleum Corp.	1.500%	2/15/18	24,670	24,523
Petro-Canada	6.050%	5/15/18	4,885	5,691
Phillips 66	2.950%	5/1/17	42,140	44,106
Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	5,617
Pioneer Natural Resources Co.	6.875%	5/1/18	4,425	5,239
Shell International Finance BV	5.200%	3/22/17	14,225	15,909
Shell International Finance BV	1.125%	8/21/17	6,900	6,873
Shell International Finance BV	1.900%	8/10/18	9,775	9,884
Shell International Finance BV	2.000%	11/15/18	15,675	15,851
Southwestern Energy Co.	7.500%	2/1/18	14,700	17,530
Suncor Energy Inc.	6.100%	6/1/18	33,389	39,009
Total Capital Canada Ltd.	1.450%	1/15/18	43,977	44,072

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Total Capital International SA	0.750%	1/25/16	21,000	21,113
Total Capital International SA	1.500%	2/17/17	38,115	38,619
Total Capital International SA	1.550%	6/28/17	42,522	42,965
Total Capital International SA	2.125%	1/10/19	64,000	64,574
Total Capital SA	3.000%	6/24/15	7,241	7,501
Total Capital SA	3.125%	10/2/15	36,504	38,130
Total Capital SA	2.300%	3/15/16	34,038	35,180
Total Capital SA	2.125%	8/10/18	11,627	11,804
Transocean Inc.	4.950%	11/15/15	48,220	51,488
Transocean Inc.	5.050%	12/15/16	79,340	87,199
Transocean Inc.	2.500%	10/15/17	63,592	64,469
Transocean Inc.	6.000%	3/15/18	19,535	22,024
Valero Energy Corp.	6.125%	6/15/17	9,010	10,317
Weatherford International LLC	6.350%	6/15/17	13,005	14,776
Weatherford International Ltd.	5.500%	2/15/16	9,760	10,574
Other Industrial (0.0%)
Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,265

Technology (2.2%)
Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,293
Agilent Technologies Inc.	5.500%	9/14/15	7,149	7,683
Agilent Technologies Inc.	6.500%	11/1/17	9,500	11,044
Altera Corp.	1.750%	5/15/17	7,375	7,424
Altera Corp.	2.500%	11/15/18	38,180	38,655
Amphenol Corp.	4.750%	11/15/14	19,500	20,131
Apple Inc.	1.000%	5/3/18	29,410	28,708
Applied Materials Inc.	2.650%	6/15/16	9,800	10,188
Baidu Inc.	2.250%	11/28/17	6,850	6,843
Baidu Inc.	3.250%	8/6/18	31,200	31,465
Computer Sciences Corp.	2.500%	9/15/15	14,630	14,982
Computer Sciences Corp.	6.500%	3/15/18	21,220	24,793
Corning Inc.	1.450%	11/15/17	14,675	14,697
EMC Corp.	1.875%	6/1/18	72,410	72,534
Fiserv Inc.	3.125%	6/15/16	3,225	3,378
Fiserv Inc.	6.800%	11/20/17	3,900	4,561
Hewlett-Packard Co.	2.350%	3/15/15	7,930	8,042
Hewlett-Packard Co.	2.125%	9/13/15	14,010	14,281
Hewlett-Packard Co.	2.200%	12/1/15	10,232	10,459
Hewlett-Packard Co.	2.650%	6/1/16	55,413	57,235
Hewlett-Packard Co.	3.000%	9/15/16	89,140	93,018
Hewlett-Packard Co.	3.300%	12/9/16	24,852	26,150
Hewlett-Packard Co.	5.400%	3/1/17	12,791	14,275
Hewlett-Packard Co.	2.600%	9/15/17	49,670	51,077
Hewlett-Packard Co.	2.750%	1/14/19	28,000	28,111
Intel Corp.	1.950%	10/1/16	7,780	8,011
Intel Corp.	1.350%	12/15/17	142,272	141,901
International Business Machines Corp.	0.875%	10/31/14	10,865	10,918
International Business Machines Corp.	1.950%	7/22/16	33,175	34,154
International Business Machines Corp.	1.250%	2/6/17	19,600	19,710
International Business Machines Corp.	5.700%	9/14/17	11,650	13,399
International Business Machines Corp.	1.250%	2/8/18	9,700	9,605
Microsoft Corp.	0.875%	11/15/17	9,620	9,487
Motorola Solutions Inc.	6.000%	11/15/17	4,773	5,491
Oracle Corp.	1.200%	10/15/17	51,725	51,391
Oracle Corp.	5.750%	4/15/18	12,700	14,777
7 Seagate HDD Cayman	3.750%	11/15/18	14,000	14,315
Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,651
Xerox Corp.	4.250%	2/15/15	20,250	20,962
Xerox Corp.	6.400%	3/15/16	9,325	10,327
Xerox Corp.	6.750%	2/1/17	18,525	21,054
Xerox Corp.	2.950%	3/15/17	8,810	9,153
Xerox Corp.	6.350%	5/15/18	16,640	19,493
Xerox Corp.	5.625%	12/15/19	15,675	17,796

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Transportation (1.1%)
4	AFC X Ltd.	3.500%	3/31/15	133,000	133,665
4,7	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/19	36,329	36,692
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	5,380	5,600
	Canadian Pacific Railway Co.	6.500%	5/15/18	14,710	17,349
	Canadian Pacific Railway Co.	7.250%	5/15/19	2,925	3,594
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	6,810	7,289
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	6,285	6,804
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	3,523	3,730
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	6,069	6,918
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	5,527	6,246
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	3,375	3,493
	CSX Corp.	6.250%	4/1/15	11,557	12,305
	CSX Corp.	6.250%	3/15/18	10,895	12,754
4,10	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	4,788	5,446
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	12,635	14,182
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,846	3,073
7	ERAC USA Finance LLC	5.600%	5/1/15	10,245	10,837
7	ERAC USA Finance LLC	1.400%	4/15/16	8,775	8,823
7	ERAC USA Finance LLC	6.375%	10/15/17	11,170	12,980
7	ERAC USA Finance LLC	2.800%	11/1/18	16,645	17,066
4	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	8,040	7,658
	JB Hunt Transport Services Inc.	3.375%	9/15/15	11,790	12,208
[4,6,10]	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.663%	9/15/15	19,025	18,923
[4,6,10]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.691%	5/15/18	9,655	9,305
	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	4,880	4,664
	Norfolk Southern Corp.	5.257%	9/17/14	12,315	12,681
7	Penske Truck Leasing Co. Lp / PTL Finance Corp.	2.500%	7/11/14	15,000	15,119
	Ryder System Inc.	5.850%	3/1/14	5,150	5,170
	Ryder System Inc.	7.200%	9/1/15	10,820	11,866
	Ryder System Inc.	3.600%	3/1/16	25,775	26,940
	Ryder System Inc.	5.850%	11/1/16	8,440	9,366
	Ryder System Inc.	2.500%	3/1/17	12,635	13,009
	Ryder System Inc.	2.450%	11/15/18	5,850	5,875
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	2,136	2,456
	United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,652
	United Parcel Service Inc.	1.125%	10/1/17	12,850	12,820
	United Parcel Service Inc.	5.500%	1/15/18	14,239	16,410
	United Parcel Service Inc.	5.125%	4/1/19	22,560	25,969
					13,624,187
Utilities (4.9%)
	Electric (4.0%)
	Ameren Illinois Co.	6.125%	11/15/17	6,810	7,924
	Ameren Illinois Co.	6.250%	4/1/18	4,690	5,399
	American Electric Power Co. Inc.	1.650%	12/15/17	35,350	35,049
	Appalachian Power Co.	5.000%	6/1/17	5,605	6,145
	Arizona Public Service Co.	5.800%	6/30/14	8,050	8,218
	Arizona Public Service Co.	4.650%	5/15/15	5,850	6,133
	Arizona Public Service Co.	6.250%	8/1/16	4,027	4,547
	Baltimore Gas & Electric Co.	5.900%	10/1/16	6,810	7,627
	CenterPoint Energy Inc.	5.950%	2/1/17	21,490	24,268
	CenterPoint Energy Inc.	6.500%	5/1/18	7,270	8,543
	CMS Energy Corp.	4.250%	9/30/15	22,075	23,160
	CMS Energy Corp.	6.550%	7/17/17	2,685	3,111
	CMS Energy Corp.	5.050%	2/15/18	45,575	50,679
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	2,942
	Commonwealth Edison Co.	5.950%	8/15/16	33,402	37,609
	Commonwealth Edison Co.	1.950%	9/1/16	31,705	32,477

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	6.150%	9/15/17	26,386	30,612
	Commonwealth Edison Co.	5.800%	3/15/18	33,975	39,346
	Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,877
	Consumers Energy Co.	5.500%	8/15/16	4,530	5,050
	Consumers Energy Co.	5.150%	2/15/17	14,095	15,741
	Consumers Energy Co.	5.650%	9/15/18	12,700	14,809
	Consumers Energy Co.	6.125%	3/15/19	25,262	30,133
	Consumers Energy Co.	6.700%	9/15/19	9,625	11,829
	DTE Electric Co.	5.600%	6/15/18	3,420	3,914
	Duke Energy Carolinas LLC	5.300%	10/1/15	10,750	11,589
	Duke Energy Carolinas LLC	1.750%	12/15/16	6,950	7,131
	Duke Energy Carolinas LLC	5.100%	4/15/18	25,322	28,789
	Duke Energy Carolinas LLC	7.000%	11/15/18	31,297	38,435
	Duke Energy Corp.	3.350%	4/1/15	4,875	5,026
	Duke Energy Corp.	1.625%	8/15/17	12,560	12,605
	Duke Energy Corp.	2.100%	6/15/18	10,490	10,567
	Duke Energy Corp.	6.250%	6/15/18	17,390	20,340
	Duke Energy Corp.	5.050%	9/15/19	12,700	14,362
	Duke Energy Florida Inc.	0.650%	11/15/15	7,390	7,411
	Duke Energy Florida Inc.	5.100%	12/1/15	43,735	47,330
	Duke Energy Florida Inc.	5.800%	9/15/17	11,462	13,045
	Duke Energy Florida Inc.	5.650%	6/15/18	21,500	24,933
	Duke Energy Progress Inc.	5.150%	4/1/15	4,900	5,160
	Duke Energy Progress Inc.	5.250%	12/15/15	14,870	16,165
	Duke Energy Progress Inc.	5.300%	1/15/19	10,410	12,007
7	EDP Finance BV	5.250%	1/14/21	17,860	18,275
	Entergy Corp.	3.625%	9/15/15	18,420	19,101
	Entergy Corp.	4.700%	1/15/17	11,695	12,597
	Entergy Louisiana LLC	1.875%	12/15/14	10,350	10,469
	Exelon Corp.	4.900%	6/15/15	9,760	10,273
	Exelon Generation Co. LLC	6.200%	10/1/17	16,105	18,343
	FirstEnergy Corp.	2.750%	3/15/18	22,430	22,496
	FirstEnergy Corp.	4.250%	3/15/23	7,140	6,945
4,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	16,779	17,534
	Georgia Power Co.	3.000%	4/15/16	6,885	7,209
	Georgia Power Co.	5.700%	6/1/17	5,285	6,065
7	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	55,952	56,893
	LG&E & KU Energy LLC	2.125%	11/15/15	34,635	35,246
	Louisville Gas & Electric Co.	1.625%	11/15/15	5,040	5,139
	MidAmerican Energy Co.	4.650%	10/1/14	4,880	5,018
	MidAmerican Energy Co.	5.950%	7/15/17	14,170	16,377
	MidAmerican Energy Co.	5.300%	3/15/18	29,560	33,662
	MidAmerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,004
7	MidAmerican Energy Holdings Co.	1.100%	5/15/17	50,750	50,653
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	44,956	51,832
7	MidAmerican Energy Holdings Co.	2.000%	11/15/18	29,040	28,943
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	10,035	10,068
	National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	7,795	7,840
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	12,270	12,561
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,800	8,177
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	3,900	4,395
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	32,768	37,320
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	22,800	22,915
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	8,400	8,262
	Nevada Power Co.	5.875%	1/15/15	35,470	37,226
	Nevada Power Co.	6.500%	5/15/18	26,805	31,928
	Nevada Power Co.	6.500%	8/1/18	7,401	8,837
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	40,895	41,078
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	29,535	30,402
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	14,650	16,505
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	5,895	5,836
7	Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	4,910
	Northeast Utilities	1.450%	5/1/18	21,490	21,112
	Northern States Power Co.	5.250%	3/1/18	2,890	3,292

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NSTAR Electric Co.	5.625%	11/15/17	2,000	2,301
Ohio Power Co.	6.000%	6/1/16	9,838	10,979
Pacific Gas & Electric Co.	5.625%	11/30/17	45,304	51,907
PacifiCorp	5.650%	7/15/18	18,826	21,888
Pennsylvania Electric Co.	6.050%	9/1/17	5,445	6,119
PG&E Corp.	5.750%	4/1/14	52,933	53,348
PPL Capital Funding Inc.	1.900%	6/1/18	13,915	13,850
Public Service Co. of Colorado	5.500%	4/1/14	6,825	6,880
Public Service Co. of Colorado	5.800%	8/1/18	9,680	11,318
Public Service Co. of New Mexico	7.950%	5/15/18	8,700	10,442
Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	9,737
Public Service Electric & Gas Co.	2.700%	5/1/15	13,500	13,875
Public Service Electric & Gas Co.	5.300%	5/1/18	2,930	3,363
Public Service Electric & Gas Co.	2.300%	9/15/18	28,815	29,471
Sierra Pacific Power Co.	6.000%	5/15/16	16,060	17,945
South Carolina Electric & Gas Co.	6.500%	11/1/18	8,450	10,189
Southern California Edison Co.	5.500%	8/15/18	5,295	6,150
Southwestern Electric Power Co.	5.550%	1/15/17	2,010	2,214
Southwestern Electric Power Co.	5.875%	3/1/18	10,080	11,484
Tampa Electric Co.	6.100%	5/15/18	21,670	25,369
TECO Finance Inc.	4.000%	3/15/16	14,045	14,884
TECO Finance Inc.	6.572%	11/1/17	10,008	11,621
7 Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	53,650	55,278
Union Electric Co.	6.400%	6/15/17	12,271	14,239
4 Wisconsin Energy Corp.	6.250%	5/15/67	5,460	5,590
Xcel Energy Inc.	0.750%	5/9/16	35,312	35,179
Natural Gas (0.9%)
Atmos Energy Corp.	4.950%	10/15/14	6,260	6,445
7 Centrica plc	4.000%	10/16/23	5,950	5,962
Colorado Interstate Gas Co. LLC	6.800%	11/15/15	39,762	43,786
7 Dominion Gas Holdings LLC	3.550%	11/1/23	9,770	9,691
El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,300	11,618
El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	38,508	40,483
Enbridge Energy Partners LP	5.350%	12/15/14	2,440	2,538
4 Enbridge Energy Partners LP	8.050%	10/1/77	1,860	2,092
Energy Transfer Partners LP	5.950%	2/1/15	9,842	10,341
Energy Transfer Partners LP	6.125%	2/15/17	19,583	22,025
Energy Transfer Partners LP	6.700%	7/1/18	32,999	38,635
Energy Transfer Partners LP	4.150%	10/1/20	11,725	12,081
Kinder Morgan Energy Partners LP	5.625%	2/15/15	8,770	9,202
Kinder Morgan Energy Partners LP	3.500%	3/1/16	25,785	27,066
Kinder Morgan Energy Partners LP	6.000%	2/1/17	15,835	17,861
Kinder Morgan Energy Partners LP	5.950%	2/15/18	9,440	10,819
Kinder Morgan Energy Partners LP	2.650%	2/1/19	12,600	12,586
Magellan Midstream Partners LP	6.450%	6/1/14	3,650	3,720
Nisource Finance Corp.	6.400%	3/15/18	13,190	15,393
ONEOK Partners LP	3.200%	9/15/18	9,770	10,164
Sempra Energy	6.500%	6/1/16	33,254	37,401
Sempra Energy	2.300%	4/1/17	36,630	37,679
Sempra Energy	6.150%	6/15/18	13,585	15,870
Southern California Gas Co.	5.500%	3/15/14	7,979	8,026
7 Southern Natural Gas Co. LLC	5.900%	4/1/17	11,470	12,902
Spectra Energy Partners LP	2.950%	9/25/18	9,770	10,090
4 TransCanada PipeLines Ltd.	6.350%	5/15/67	5,550	5,716
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	9,357	10,668

				2,352,255

Total Corporate Bonds (Cost $28,094,631)				28,416,029

Sovereign Bonds (U.S. Dollar-Denominated) (8.8%)
7 Abu Dhabi National Energy Co.	4.750%	9/15/14	11,700	11,963
Abu Dhabi National Energy Co.	4.125%	3/13/17	4,077	4,328

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Abu Dhabi National Energy Co.	2.500%	1/12/18	1,000	1,003
7	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	5,108
7	Banco de Costa Rica	5.250%	8/12/18	4,800	4,758
7	Banco del Estado de Chile	2.000%	11/9/17	6,200	6,134
7	Banco del Estado de Chile	3.875%	2/8/22	2,000	1,950
7	Banco do Brasil SA	4.500%	1/22/15	8,500	8,729
	Banco do Brasil SA	3.875%	1/23/17	11,085	11,287
7	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	2,032
7	Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	18,100	18,428
7	Banco Nacional de Desenvolvimento Economico e
	Social	3.375%	9/26/16	6,400	6,494
7	Bank Nederlandse Gemeenten	1.375%	3/23/15	14,600	14,778
7	Bank Nederlandse Gemeenten	2.500%	1/23/23	2,450	2,319
7	Bermuda	4.138%	1/3/23	6,000	5,737
7	Bermuda	4.854%	2/6/24	5,800	5,747
7	Caisse d'Amortissement de la Dette Sociale	1.750%	2/24/15	4,850	4,922
7	Caisse d'Amortissement de la Dette Sociale	1.125%	1/30/17	22,000	22,090
7	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,828
7	Caixa Economica Federal	2.375%	11/6/17	12,375	11,382
7	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	2,250	2,456
7	Central American Bank for Economic Integration	5.375%	9/24/14	7,000	7,182
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,800	1,753
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,943
7	CNPC General Capital Ltd.	1.450%	4/16/16	2,000	2,002
7	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	4,972
7	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,180
	Corp. Andina de Fomento	3.750%	1/15/16	69,219	72,411
	Corp. Andina de Fomento	5.750%	1/12/17	8,900	9,809
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	4,778
7	Corp. Nacional del Cobre de Chile	4.750%	10/15/14	2,460	2,525
7	Corp. Nacional del Cobre de Chile	7.500%	1/15/19	5,700	6,872
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	15,796	15,698
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,800	2,780
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	6,025	5,551
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	15,600	16,061
	Development Bank of Japan Inc.	2.875%	4/20/15	5,000	5,150
11	Development Bank of Japan Inc.	2.750%	3/15/16	6,900	7,205
11	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	5,376
7	Development Bank of Kazakhstan JSC	5.500%	12/20/15	2,762	2,915
	Development Bank of Kazakhstan JSC	5.500%	12/20/15	310	327
7	Development Bank of Kazakhstan JSC	4.125%	12/10/22	3,000	2,693
7,12	Dexia Credit Local SA	2.750%	4/29/14	25,300	25,437
7,12	Dexia Credit Local SA	1.250%	10/18/16	12,700	12,759
7	Electricite de France	1.150%	1/20/17	58,610	58,577
7	Electricite de France	2.150%	1/22/19	34,190	33,945
7	Electricite de France	6.000%	1/22/14	1,610	1,723
7	Emirate of Abu Dhabi	5.500%	4/8/14	14,390	14,501
4,7	ENA Norte Trust	4.950%	4/25/28	1,873	1,812
	European Investment Bank	2.875%	1/15/15	19,500	19,991
	European Investment Bank	2.750%	3/23/15	8,750	9,000
	European Investment Bank	1.125%	4/15/15	30,000	30,314
	European Investment Bank	1.625%	9/1/15	9,725	9,926
	European Investment Bank	2.500%	5/16/16	5,000	5,217
7	Export-Import Bank of Korea	5.250%	2/10/14	2,550	2,552
	Export-Import Bank of Korea	5.875%	1/14/15	60,100	62,988
	Export-Import Bank of Korea	5.125%	3/16/15	9,600	10,041
	Export-Import Bank of Korea	4.125%	9/9/15	33,625	35,351
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	19,876
	Export-Import Bank of Korea	4.000%	1/11/17	31,600	33,919
	Export-Import Bank of Korea	2.875%	9/17/18	11,700	11,879
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,087
7	Federation of Malaysia	2.991%	7/6/16	4,875	5,067
	Federative Republic of Brazil	7.875%	3/7/15	23,825	25,522
	Federative Republic of Brazil	6.000%	1/17/17	25,195	27,866

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Federative Republic of Brazil	8.000%	1/15/18	28,400	31,609
Federative Republic of Brazil	2.625%	1/5/23	9,100	7,771
7 Gazprom OAO Via Gaz Capital SA	5.092%	11/29/15	42,520	45,263
7 Hrvatska Elektroprivreda	6.000%	11/9/17	2,925	2,990
Hydro-Quebec	2.000%	6/30/16	21,750	22,397
7 Industrial Bank of Korea	7.125%	4/23/14	6,700	6,792
IPIC GMTN Ltd.	3.125%	11/15/15	9,750	10,093
7 IPIC GMTN Ltd.	3.750%	3/1/17	2,850	3,011
11 Japan Bank for International Cooperation	2.875%	2/2/15	30,500	31,270
11 Japan Bank for International Cooperation	1.875%	9/24/15	60,350	61,770
11 Japan Bank for International Cooperation	2.500%	1/21/16	19,500	20,231
11 Japan Bank for International Cooperation	2.500%	5/18/16	22,000	22,867
11 Japan Bank for International Cooperation	2.250%	7/13/16	34,090	35,372
11 Japan Bank for International Cooperation	1.750%	7/31/18	26,800	26,879
11 Japan Bank for International Cooperation	1.750%	11/13/18	26,000	26,031
11 Japan Finance Organization for Municipalities	4.625%	4/21/15	8,900	9,340
11 Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,632
7 KazMunaiGaz Finance Sub BV	11.750%	1/23/15	4,400	4,809
KazMunayGas National Co. JSC	9.125%	7/2/18	42,601	50,802
7 Kingdom of Spain	4.000%	3/6/18	33,800	35,421
7 Kommunalbanken AS	2.375%	1/19/16	5,875	6,055
7 Kommunalbanken AS	0.875%	10/3/16	9,775	9,767
7 Kommunalbanken AS	1.125%	5/23/18	31,300	30,718
7 Kommunalbanken AS	2.125%	3/15/19	14,000	14,152
Korea Development Bank	4.375%	8/10/15	15,460	16,236
Korea Development Bank	1.000%	1/22/16	4,800	4,787
Korea Development Bank	3.250%	3/9/16	25,060	26,108
Korea Development Bank	4.000%	9/9/16	4,000	4,262
Korea Development Bank	3.875%	5/4/17	24,125	25,649
Korea Development Bank	3.500%	8/22/17	22,675	23,865
Korea Development Bank	1.500%	1/22/18	5,850	5,709
7 Korea Electric Power Corp.	3.000%	10/5/15	10,800	11,090
7 Korea Expressway Corp.	5.125%	5/20/15	3,900	4,075
7 Korea Expressway Corp.	1.875%	10/22/17	1,000	987
Korea Finance Corp.	3.250%	9/20/16	9,800	10,250
Korea Finance Corp.	2.250%	8/7/17	7,725	7,755
7 Korea Gas Corp.	6.000%	7/15/14	4,500	4,604
7 Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	2,782	2,835
7 Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,900	5,047
7 Korea National Oil Corp.	2.875%	11/9/15	2,900	2,975
7 Korea National Oil Corp.	4.000%	10/27/16	19,201	20,471
7 Korea Resources Corp.	2.125%	5/2/18	4,675	4,573
7 Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,877
13 Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,267
7 MDC-GMTN B.V.	5.750%	5/6/14	4,100	4,150
7 MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,313
7 National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,271
North American Development Bank	2.300%	10/10/18	3,675	3,660
North American Development Bank	2.400%	10/26/22	2,700	2,494
14 Oesterreichische Kontrollbank AG	4.500%	3/9/15	6,300	6,591
14 Oesterreichische Kontrollbank AG	1.750%	10/5/15	59,400	60,759
14 Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,350	25,112
Pemex Project Funding Master Trust	5.750%	3/1/18	53,990	59,656
7 Perusahaan Penerbit SBSN Indonesia	4.000%	11/21/18	4,800	4,752
Petrobras Global Finance BV	3.000%	1/15/19	8,150	7,681
Petrobras International Finance Co.	7.750%	9/15/14	9,725	10,041
Petrobras International Finance Co.	2.875%	2/6/15	4,500	4,557
Petrobras International Finance Co.	3.875%	1/27/16	50,320	51,635
Petrobras International Finance Co.	6.125%	10/6/16	32,725	35,314
Petrobras International Finance Co.	3.500%	2/6/17	35,075	35,452
Petrobras International Finance Co.	5.875%	3/1/18	72,388	76,921
Petrobras International Finance Co.	5.750%	1/20/20	3,445	3,552
Petroleos Mexicanos	4.875%	3/15/15	47,902	49,878
Petroleos Mexicanos	8.000%	5/3/19	6,700	8,071

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	6.000%	3/5/20	9,800	10,777
4,7	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	2,036	2,158
7	Petronas Capital Ltd.	5.250%	8/12/19	15,840	17,597
	Petronas Global Sukuk Ltd.	4.250%	8/12/14	7,600	7,732
	Province of Manitoba	2.625%	7/15/15	7,875	8,125
	Province of Manitoba	1.300%	4/3/17	32,225	32,576
	Province of New Brunswick	2.750%	6/15/18	975	1,024
	Province of Nova Scotia	2.375%	7/21/15	43,820	45,048
	Province of Ontario	4.100%	6/16/14	9,450	9,582
	Province of Ontario	2.950%	2/5/15	10,000	10,268
	Province of Ontario	0.950%	5/26/15	36,025	36,303
	Province of Ontario	2.700%	6/16/15	82,595	85,190
	Province of Ontario	1.875%	9/15/15	62,047	63,507
	Province of Ontario	4.750%	1/19/16	19,750	21,318
	Province of Ontario	5.450%	4/27/16	5,000	5,523
	Province of Ontario	2.300%	5/10/16	116,525	120,496
	Province of Ontario	1.000%	7/22/16	16,425	16,489
	Province of Ontario	1.600%	9/21/16	83,150	84,727
	Province of Ontario	1.100%	10/25/17	33,395	33,166
	Province of Ontario	1.200%	2/14/18	5,200	5,151
	Province of Ontario	3.000%	7/16/18	15,905	16,834
	Province of Ontario	2.450%	6/29/22	7,820	7,430
	PTT Public Co. Ltd.	3.375%	10/25/22	3,000	2,697
7,15	Qatari Diar Finance QSC	3.500%	7/21/15	2,725	2,816
7	Qtel International Finance Ltd.	6.500%	6/10/14	4,500	4,580
7	Qtel International Finance Ltd.	3.375%	10/14/16	9,025	9,417
7	Qtel International Finance Ltd.	3.250%	2/21/23	4,925	4,505
7	Qtel International Finance Ltd.	3.875%	1/31/28	1,800	1,606
	Quebec	4.875%	5/5/14	1,950	1,970
	Quebec	4.600%	5/26/15	9,750	10,296
	Quebec	5.000%	3/1/16	9,750	10,641
	Quebec	5.125%	11/14/16	11,000	12,268
	Quebec	3.500%	7/29/20	4,750	5,005
	Quebec	2.750%	8/25/21	26,285	26,090
	Quebec	2.625%	2/13/23	5,150	4,869
4,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	6,882	7,372
7	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	8,275	8,493
7	Republic of Austria	1.750%	6/17/16	9,750	10,008
	Republic of Chile	3.250%	9/14/21	9,575	9,518
	Republic of Chile	2.250%	10/30/22	3,000	2,691
	Republic of Colombia	8.250%	12/22/14	60,341	64,035
	Republic of Colombia	7.375%	1/27/17	23,205	26,755
	Republic of Colombia	7.375%	3/18/19	29,255	34,901
4	Republic of Colombia	5.625%	2/26/44	11,700	11,630
	Republic of Hungary	5.750%	11/22/23	6,550	6,525
7	Republic of Iceland	4.875%	6/16/16	3,900	4,070
7	Republic of Indonesia	10.375%	5/4/14	9,750	9,843
7	Republic of Indonesia	6.875%	3/9/17	13,497	15,150
	Republic of Indonesia	6.875%	3/9/17	4,900	5,489
	Republic of Indonesia	6.875%	1/17/18	9,800	10,937
	Republic of Indonesia	3.750%	4/25/22	9,800	8,823
7	Republic of Indonesia	6.625%	2/17/37	5,150	5,111
	Republic of Italy	3.125%	1/26/15	49,075	50,189
	Republic of Italy	4.750%	1/25/16	71,845	76,802
	Republic of Italy	5.250%	9/20/16	59,950	65,256
	Republic of Italy	5.375%	6/12/17	29,625	32,845
	Republic of Korea	5.750%	4/16/14	17,050	17,225
	Republic of Korea	4.875%	9/22/14	8,585	8,816
	Republic of Korea	5.125%	12/7/16	9,750	10,793
7	Republic of Latvia	5.250%	2/22/17	2,000	2,179
7	Republic of Latvia	2.750%	1/12/20	4,000	3,809
	Republic of Panama	7.250%	3/15/15	4,305	4,593
	Republic of Panama	5.200%	1/30/20	61,625	66,827
	Republic of Peru	9.875%	2/6/15	33,200	36,206

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Peru	8.375%	5/3/16	3,628	4,154
	Republic of Phillippines	4.200%	1/21/24	1,715	1,732
	Republic of Poland	3.875%	7/16/15	36,080	37,704
	Republic of Poland	5.000%	3/23/22	4,825	5,150
	Republic of Poland	4.000%	1/22/24	4,600	4,530
7	Republic of Romania	4.375%	8/22/23	3,800	3,611
7	Republic of Romania	4.875%	1/22/24	7,300	7,201
7	Republic of Serbia	5.250%	11/21/17	1,000	1,014
7	Republic of Serbia	5.875%	12/3/18	9,925	10,123
7	Republic of Slovakia	4.375%	5/21/22	5,500	5,731
	Republic of South Africa	6.500%	6/2/14	6,900	7,005
	Republic of South Africa	5.500%	3/9/20	5,875	6,214
	Republic of Turkey	7.000%	9/26/16	128,345	140,666
	Republic of Turkey	3.250%	3/23/23	9,760	8,018
7	Rosneft Finance SA	6.625%	3/20/17	5,900	6,549
7	Rosneft Finance SA	7.875%	3/13/18	11,700	13,364
	Rosneft Finance SA	7.875%	3/13/18	5,310	6,067
	Russian Federation	3.625%	4/29/15	5,400	5,575
	Russian Federation	4.875%	9/16/23	9,800	9,832
4,7	Russian Federation	7.500%	3/31/30	14,765	17,024
4	Russian Federation	7.500%	3/31/30	76,880	88,605
	SABIC Capital II BV	2.625%	10/3/18	9,600	9,492
	Sberbank of Russia Via SB Capital SA	5.499%	7/7/15	19,500	20,548
	Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	17,600	18,723
7	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,896
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	19,870
	State of Israel	5.125%	3/1/14	8,925	8,952
	State of Israel	5.500%	11/9/16	4,875	5,435
	State of Israel	4.000%	6/30/22	1,900	1,988
	State of Israel	3.150%	6/30/23	6,000	5,763
7	State of Qatar	5.150%	4/9/14	3,200	3,216
7	State of Qatar	4.000%	1/20/15	12,700	13,113
7	State of Qatar	3.125%	1/20/17	8,000	8,400
	Statoil ASA	1.800%	11/23/16	5,900	6,041
	Statoil ASA	3.125%	8/17/17	8,956	9,517
	Statoil ASA	1.200%	1/17/18	5,150	5,077
	Statoil ASA	2.900%	11/8/20	10,000	10,130
	Statoil ASA	3.150%	1/23/22	2,000	2,007
	Svensk Exportkredit AB	1.750%	10/20/15	56,450	57,711
	Svensk Exportkredit AB	2.125%	7/13/16	24,400	25,224
	Svensk Exportkredit AB	1.750%	5/30/17	4,900	5,010
7	TDIC Finance Ltd.	6.500%	7/2/14	7,275	7,457
7	Temasek Financial I Ltd.	4.300%	10/25/19	7,250	8,013
7	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,611
7	Transnet SOC Ltd.	4.500%	2/10/16	4,400	4,597
7	Turkiye Halk Bankasi AS	4.875%	7/19/17	1,800	1,768
	United Mexican States	5.875%	2/17/14	26,724	26,769
	United Mexican States	3.500%	1/21/21	44,800	44,669
	United Mexican States	5.750%	10/12/10	13,800	12,530
	Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	14,985	15,716
	Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	10,700	11,289
	VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	100,450	106,859
	VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	34,190	37,233

Total Sovereign Bonds (Cost $4,225,913)					4,259,495

Taxable Municipal Bonds (0.6%)
	California Department of Water Resources Water
	System Revenue (Central Valley Project)	1.871%	12/1/19	9,800	9,573
	California GO	5.250%	4/1/14	4,850	4,890
	California GO	5.950%	3/1/18	26,110	30,058
	California GO	6.200%	10/1/19	13,650	16,290
	Colorado Housing & Finance Authority Employment
	Compensation Special Assessment Revenue	1.600%	5/15/16	14,600	14,940

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	1.298%	7/1/16	7,800	7,917
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	5,350	5,314
George Washington University District of Columbia GO	3.485%	9/15/22	4,800	4,704
Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,761
Illinois GO	4.511%	3/1/15	7,780	8,098
Illinois GO	4.961%	3/1/16	25,550	27,598
Illinois GO	5.365%	3/1/17	16,540	18,178
JobsOhio Beverage System Statewide Liquor Profits
Revenue	1.570%	1/1/17	2,000	2,028
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.217%	1/1/19	1,850	1,823
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	29,250	30,626
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	13,800	14,656
6 Mississippi GO (Nissan North America, Inc. Project)	0.870%	11/1/17	12,180	12,213
6 New Mexico Educational Assistance Foundation 2013-1	0.870%	1/2/25	30,705	30,565
6 South Carolina Public Service Authority Revenue	1.045%	6/1/15	20,000	20,075
University of California Revenue	2.054%	5/15/18	3,400	3,461
University of California Revenue	1.745%	5/15/19	6,250	6,151
6 University of California Revenue	0.750%	7/1/41	19,500	19,501

Total Taxable Municipal Bonds (Cost $293,169)				298,420

Tax-Exempt Municipal Bonds (1.0%)
Arizona Transportation Board Highway Revenue	5.000%	7/1/36	4,320	4,651
Arizona Transportation Board Highway Revenue	5.000%	7/1/37	8,825	9,476
Arizona Transportation Board Highway Revenue	5.000%	7/1/38	5,430	5,807
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	5.000%	4/1/43	4,120	4,286
Calhoun County TX Navigation Industrial Development
Authority Port Revenue (BP plc) VRDO	0.090%	2/7/14	10,000	10,000
California GO	5.000%	4/1/43	8,010	8,381
16 California Housing Finance Agency Multifamily Housing
Revenue VRDO	0.050%	2/7/14	14,235	14,235
Cary NC Combined Enterprise System Revenue	5.000%	12/1/42	6,730	7,289
Contra Costa CA Community College District GO	5.000%	8/1/38	5,035	5,393
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.000%	10/1/37	11,365	12,224
Houston TX Community College System GO	5.000%	2/15/43	7,180	7,664
Houston TX Utility System Revenue	5.000%	11/15/38	3,435	3,690
Los Angeles CA Department of Water & Power
Revenue	5.000%	7/1/37	4,215	4,520
Los Angeles CA Department of Water & Power
Revenue	5.000%	7/1/43	11,150	11,850
Los Angeles CA Wastewater System Revenue	5.000%	6/1/35	10,320	11,184
7 Louisiana Public Facilities Authority Dock & Wharf
Revenue (Impala Warehousing LLC Project)	6.500%	7/1/36	6,700	6,220
Massachusetts GO	5.000%	8/1/37	17,695	19,034
Massachusetts GO	5.000%	8/1/41	35,390	37,782
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.000%	5/15/38	8,845	9,561
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.000%	10/15/41	8,490	9,019
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.000%	5/15/43	5,960	6,370
New York City NY GO	5.000%	3/1/37	3,535	3,760
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	8,685	9,227

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/44	10,300	10,678
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/45	6,865	7,180
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/47	13,730	14,333
New York City NY Transitional Finance Authority Future
Tax Revenue	5.000%	2/1/42	11,480	12,091
New York City NY Transitional Finance Authority Future
Tax Revenue	5.000%	5/1/42	10,165	10,774
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.000%	2/15/42	7,095	7,454
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.000%	3/15/42	10,640	11,183
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.000%	2/15/43	3,540	3,732
New York State Environmental Facilities Corp. Revenue
(State Revolving Funds)	5.000%	11/15/38	9,715	10,517
San Antonio TX Water Revenue	5.000%	5/15/40	17,880	19,182
San Diego CA Community College District GO	5.000%	8/1/43	23,825	25,344
St. Louis MO Metropolitan Sewer District Wastewater
System Revenue	5.000%	5/1/42	17,955	19,323
University of California Revenue	5.000%	5/15/36	5,430	5,882
University of California Revenue	5.000%	5/15/39	10,720	11,518
University of Colorado Enterprise System Revenue	5.000%	6/1/37	5,060	5,430
University of Virginia Revenue	5.000%	6/1/43	10,590	11,554
University of Washington Revenue	5.000%	7/1/41	17,940	19,292
Washington GO	5.000%	8/1/37	20,051	21,772
Washington GO	5.000%	8/1/38	21,310	23,068

Total Tax-Exempt Municipal Bonds (Cost $455,694)				471,930

			Shares

Convertible Preferred Stocks (0.0%)
9 Lehman Brothers Holdings Inc. Pfd. (Cost $28,924)	7.250%		29,160	1

Temporary Cash Investment (1.3%)
Money Market Fund (1.3%)
17 Vanguard Market Liquidity Fund (Cost $631,523)	0.130%		631,522,655	631,523

Total Investments (99.8%) (Cost $47,692,783)				48,090,866

		Expiration
		Date	Contracts

Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price 125.50		2/21/14	1,526	(1,168)
Call Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price 124.50		2/21/14	1,502	(2,206)
Put Options on 10-year U.S. Treasury Note Futures

Contracts, Strike Price 122.50		2/21/14	3,028	(95)
Total Liability for Options Written (Premiums Received $1,947)				(3,469)

Other Assets and Liabilities—Net (0.2%)				99,081
Net Assets (100%)				48,186,478

1 Securities with a value of $60,758,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $4,768,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $4,495,000 have been segregated as collateral for open over-the-counter swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the aggregate value of these securities was $5,489,662,000, representing 11.4% of net assets.
8 Security made only partial principal and/or interest payments during the period ended January 31, 2014.
9 Non-income-producing security--security in default.
10 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
11 Guaranteed by the Government of Japan.
12 Guaranteed by multiple countries.
13 Guaranteed by the Federal Republic of Germany.
14 Guaranteed by the Republic of Austria.
15 Guaranteed by the State of Qatar.
16 Scheduled principal and interest payments are guaranteed by bank letter of credit.
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.

35

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (4.2%)
U.S. Government Securities (4.2%)
1,2	United States Treasury Note/Bond	2.625%	4/30/16	4,700	4,931
	United States Treasury Note/Bond	0.750%	1/15/17	535,000	536,252
	United States Treasury Note/Bond	0.750%	3/31/18	15,750	15,460
1	United States Treasury Note/Bond	0.625%	4/30/18	133,378	130,043
1	United States Treasury Note/Bond	2.750%	2/15/19	6,395	6,781
	United States Treasury Note/Bond	1.250%	4/30/19	3,000	2,948
1,3	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,688
					698,103
Nonconventional Mortgage-Backed Securities (0.0%)
4,5,6	Freddie Mac Non Gold Pool	2.375%	8/1/32	497	516
4,5,6	Freddie Mac Non Gold Pool	2.518%	9/1/32	188	194

					710

Total U.S. Government and Agency Obligations (Cost $695,475)					698,813

Asset-Backed/Commercial Mortgage-Backed Securities (11.5%)
5,7	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	3,250	3,268
5	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	5,550	5,595
5	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	2,500	2,501
5	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	4,000	4,003
5,7	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	1,035	1,079
5,7	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	3,280	3,394
4,5	Ally Master Owner Trust Series 2010-4	1.230%	8/15/17	39,470	39,819
4,5,7	Ally Master Owner Trust Series 2010-4	1.710%	8/15/17	8,100	8,204
4,5,7	Ally Master Owner Trust Series 2010-4	2.110%	8/15/17	6,160	6,267
5	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	10,900	10,967
5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	120	120
4,5	Ally Master Owner Trust Series 2014-1	0.000%	1/15/19	3,050	3,050
5	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,500	3,499
4,5,7	American Express Credit Account Secured Note Trust
	2004-2	0.830%	12/15/16	1,000	1,000
4,5	American Express Credit Account Secured Note Trust
	2012-4	0.710%	5/15/20	7,000	6,965
4,5	American Express Issuance Trust II 2013-1	0.440%	2/15/19	13,000	12,945
5,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	6,000	6,630
5,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	3,540	4,064
5	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	720	711
5	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	3,100	3,100
5	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	1,500	1,518
5	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,524
5	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,660	1,690
5	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,230	2,287
5	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,470	1,478
5	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/8/19	1,655	1,660
4,5,7	Arkle Master Issuer plc Series 2010-1	1.488%	5/17/60	14,170	14,292
4,5,7	Arran Residential Mortgages Funding 2010-1 plc	1.638%	5/16/47	6,502	6,572
4,5,7	Arran Residential Mortgages Funding 2011-1 plc	1.688%	11/19/47	4,998	5,057
5,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,100	1,147
5,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	4,776
5	Banc of America Commercial Mortgage Trust 2006-4	5.634%	7/10/46	24,950	27,067
5	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	4,021	4,398
5	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	4,391	4,809
5	Banc of America Commercial Mortgage Trust 2007-2	5.584%	4/10/49	4,292	4,741
5	Banc of America Commercial Mortgage Trust 2007-2	5.635%	4/10/49	11,887	13,210
5	Banc of America Commercial Mortgage Trust 2008-1	6.171%	2/10/51	9,527	10,595
5	Banc of America Commercial Mortgage Trust 2008-1	6.215%	2/10/51	24,812	28,324
4,5,7	Bank of America Student Loan Trust 2010-1A	1.039%	2/25/43	14,242	14,333
4,5	Bank One Issuance Trust Series 2004-C2	0.960%	2/15/17	1,200	1,201
5,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	3,259	3,268
5	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR7	4.945%	2/11/41	393	393

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	1,320	1,389
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	2,391	2,618
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.706%	6/11/40	22,140	24,872
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	12,223	13,586
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	3,863	4,356
4,5	Brazos Higher Education Authority Inc. Series 2005-3	0.446%	6/25/26	5,720	5,517
4,5	Brazos Higher Education Authority Inc. Series 2010-1	1.138%	5/25/29	2,896	2,926
4,5	Brazos Higher Education Authority Inc. Series 2011-1	1.038%	2/25/30	17,533	17,656
5,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	2,188	2,173
5,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	3,254	3,226
5	Capital Auto Receivables Asset Trust 2013-1	0.970%	1/22/18	6,550	6,518
5	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	1,550	1,543
5	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	1,700	1,696
5	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	6,485	6,662
5	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	5,020	5,026
5	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	3,400	3,408
5	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	3,045	3,050
5	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	1,775	1,779
5	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	2,500	2,509
5	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	650	653
5	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	1,000	1,005
5	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	800	804
4,5	Capital One Multi-asset Execution Trust 2004-C2	1.210%	12/15/16	1,988	1,988
4,5	Capital One Multi-asset Execution Trust 2007-A1	0.210%	11/15/19	1,130	1,121
4,5	Capital One Multi-asset Execution Trust 2007-A2	0.240%	12/16/19	17,225	17,093
4,5	Capital One Multi-asset Execution Trust 2007-A5	0.200%	7/15/20	18,644	18,433
4,5,7	Cards II Trust 2012-4A	0.610%	9/15/17	5,910	5,915
5	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	2,920	3,000
5	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	1,785	1,815
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	9,100	9,139
5,7	CFCRE Commercial Mortgage Trust 2011-C1	5.545%	4/15/44	2,900	3,206
5,7	CFCRE Commercial Mortgage Trust 2011-C2	5.559%	12/15/47	5,260	5,790
4,5	Chase Issuance Trust 2007-C1	0.620%	4/15/19	6,100	6,028
4,5	Chase Issuance Trust 2012-A10	0.420%	12/16/19	6,000	5,981
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	915	916
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	1,100	1,101
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	1,190	1,191
5,7	CIT Equipment Collateral 2013-VT1	1.130%	7/20/20	3,145	3,151
4,5	Citibank Credit Card Issuance Trust 2005-C2	0.628%	3/24/17	1,520	1,517
4,5	Citibank Credit Card Issuance Trust 2008-A7	1.532%	5/20/20	11,800	12,298
4,5	Citibank Credit Card Issuance Trust 2013-A2	0.438%	5/26/20	10,000	9,952
5,7	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	13,931	14,290
4,5,7	Citibank Omni Master Trust 2009-A14A	2.910%	8/15/18	1,825	1,848
5,7	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	43,447	44,907
5	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	6,650	7,260
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,770	5,625
5,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,018
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	5,650	5,440
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	3,300	3,445
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	700	739
5,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	2,684	2,721
5,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	5,410	5,289
5	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	5,522	6,053
5	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	16,000	17,494
5	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	268	269
5	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	3,620	4,094
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,700	2,656
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	3,924
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	2,855	2,738

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,750	5,508
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,700	2,565
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,400	1,447
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	10/10/46	6,375	6,676
5	COMM 2013-CCRE13 Mortgage Trust	4.757%	10/10/46	855	881
5	COMM 2013-CCRE13 Mortgage Trust	4.757%	10/10/46	1,560	1,552
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	5,000	5,031
5	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	1,700	1,761
5	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	800	836
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	3,180	3,297
5,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,050	1,097
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,800	3,644
5,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,500	6,156
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,890	3,007
5	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	1,520	1,589
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,540	2,668
5	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	8,150	8,557
5	Commercial Mortgage Trust 2006-GG7	5.820%	7/10/38	24,531	26,694
7	Commonwealth Bank of Australia	2.250%	3/16/17	10,450	10,797
7	Commonwealth Bank of Australia	1.875%	12/11/18	3,350	3,342
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.791%	6/15/38	747	812
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.361%	2/15/40	2,094	2,234
5	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	6.039%	2/15/41	5,274	5,803
5,7	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	3,337	3,370
4,5	Discover Card Execution Note Trust 2012-A4	0.530%	11/15/19	4,555	4,564
5	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,000	38,841
4,5	Discover Card Execution Note Trust 2013-A1	0.460%	8/17/20	18,000	17,927
7	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,262
5,7	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	5,242	5,302
5,7	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	5,002	5,002
5,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	2,200	2,200
5,7	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	2,200	2,208
5	Ford Credit Auto Lease Trust 2013-A	0.780%	4/15/16	1,800	1,803
5	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	4,000	4,010
5	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	3,050	3,051
5	Ford Credit Auto Owner Trust 2010-A	2.930%	11/15/15	1,000	1,021
5	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	1,210	1,230
5	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	1,850	1,848
5	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	900	899
5	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	1,700	1,780
5	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	800	849
5	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	600	656
5	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	2,000	2,018
5	Ford Credit Auto Owner Trust 2013-C	1.910%	3/15/19	1,650	1,677
5	Ford Credit Auto Owner Trust 2013-C	2.500%	1/15/20	1,850	1,874
5	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	2,800	2,805
5	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	2,890	2,896
5,7	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	8,785	9,254
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,041
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	0.940%	9/15/16	2,600	2,603
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-4	1.390%	9/15/16	6,100	6,155
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	24,000	25,306
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,699
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	2,049

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	5,700	5,855
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	2,100	2,176
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-3	1.740%	6/15/17	820	840
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	732
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	713
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	290
5,7	FRS I LLC 2013-1A	1.800%	4/15/43	1,427	1,418
5,7	FRS I LLC 2013-1A	3.080%	4/15/43	6,243	6,140
4,5	GE Capital Credit Card Master Note Trust Series 2011-2	1.160%	5/15/19	10,800	10,814
5	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,017
5	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,274
4,5	GE Dealer Floorplan Master Note Trust Series 2012-2	0.907%	4/22/19	13,000	13,720
4,5	GE Dealer Floorplan Master Note Trust Series 2012-4	0.597%	10/20/17	10,000	10,141
5,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	18,000	18,300
4,5,7	Golden Credit Card Trust 2012-3A	0.610%	7/17/17	12,100	12,104
4,5,7	Golden Credit Card Trust 2013-1A	0.410%	2/15/18	9,000	8,987
5,7	Great America Leasing Receivables 2011-1	2.340%	4/15/16	942	950
5,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	2,500	2,575
5	GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	1,092	1,091
5	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	13,213	14,181
5,7	GS Mortgage Securities Trust 2010-C2	5.225%	12/10/43	1,370	1,473
5,7	GS Mortgage Securities Trust 2011-GC3	5.543%	3/10/44	2,650	2,890
5,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	4,100	4,108
5,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	6,450	6,110
5,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,117
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	3,700	3,584
5	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,484
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,000	2,068
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	839
5	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	3,500	3,642
5,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	7,930	8,328
5,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	7,500	7,889
5,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	17,800	17,488
5,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	3,120	3,141
5,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	3,240	3,279
5,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	1,455	1,478
5,7	Hyundai Auto Lease Securitization Trust 2013-A	0.770%	10/17/16	2,000	2,000
5	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	1,700	1,737
5	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	1,000	1,000
5	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,200
5	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	2,350	2,410
5	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	1,900	1,956
5	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,700
5	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,150
4,5,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.510%	5/15/18	4,000	4,008
4,5,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.810%	5/15/18	1,400	1,394
5,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	4,650	4,648
4	Illinois Student Assistance Commission Series 2010-1	1.289%	4/25/22	10,723	10,879
4,5,7	Invitation Homes 2013-SFR1 Trust	1.309%	12/17/30	4,933	4,936
5,7	Irvine Core Office Trust 2013-IRV	2.068%	5/15/48	5,846	5,648
5,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,000	5,770
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	4,803	5,193
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.475%	4/15/43	19,249	20,757

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	5.873%	4/15/45	3,662	4,012
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	25,084	27,644
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	4,486	5,020
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	3,294	3,641
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	2,849	3,208
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	10,030	10,925
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	1,250	1,326
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,244
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.508%	11/15/43	2,313	2,532
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.508%	11/15/43	2,730	2,924
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	6,550	7,149
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,990	5,467
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,478
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.314%	8/15/46	4,000	4,518
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	2,800	2,687
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,070	3,988
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,900	5,754
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	980	1,017
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.944%	12/15/46	2,135	2,229
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.008%	12/15/46	960	979
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	5,378	5,149
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,000	5,048
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.026%	7/15/45	5,000	5,104
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	1,300	1,349
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,400	1,467
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	2,300	2,383
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	415
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,819
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	1,300	1,343
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	2,720	2,847
4,5	Kentucky Higher Education Student Loan Corp. 2013-2	0.770%	9/1/28	3,400	3,365
4,5,7	Lanark Master Issuer plc 2012-2A	1.638%	12/22/54	2,008	2,038
4,5,7	Lanark Master Issuer plc 2013-1A	0.738%	12/22/54	3,800	3,788
5	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	6,935	7,500

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	3,470	3,790
5	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	25,211	27,614
5	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	15,875	17,915
5,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	8,570	8,589
5,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,296
5,7	Master Credit Card Trust 2012-2A	1.970%	4/21/17	1,400	1,401
5,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	2,100	2,077
4,5	MBNA Credit Card Master Note Trust 2004-A3	0.420%	8/16/21	4,990	4,939
4,5	MBNA Credit Card Master Note Trust 2004-C2	1.060%	11/15/16	16,655	16,676
5,7	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	15,000	15,000
5	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	806	885
5	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	16,140	18,074
5	ML-CFC Commercial Mortgage Trust 2006-2	5.876%	6/12/46	2,785	3,055
5,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	2,880	2,921
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	5,395	5,311
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,050	2,064
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,740	5,499
5,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	6,000	5,668
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	1,800	1,872
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	810	850
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,366
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	1,899
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	5,710	5,494
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	1/15/47	2,300	2,369
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	1/15/47	1,600	1,648
5	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	6,571	7,195
5	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	3,638	3,982
5	Morgan Stanley Capital I Trust 2007-IQ15	5.908%	6/11/49	7,580	8,485
5	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	7,234	7,996
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,474
5,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,000	5,832
4,5,7	Motor 2012 plc	0.659%	2/25/20	1,090	1,090
5,7	Motor 2012 plc	1.286%	2/25/20	2,615	2,622
7	National Australia Bank Ltd.	2.000%	6/20/17	6,600	6,746
4,5,7	Navistar Financial Dealer Note Master Owner Trust
	Series 2013-1	0.828%	1/25/18	6,400	6,410
5	Nissan Auto Lease Trust 2013-A	0.740%	10/15/18	2,000	1,999
4,5	Nissan Master Owner Trust Receivables Series 2013-A	0.460%	2/15/18	9,000	8,986
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	5,500	5,483
4	North Carolina State Education Assistance Authority
	2011-1	1.139%	1/26/26	5,384	5,411
5	Royal Bank of Canada	1.200%	9/19/18	5,750	5,720
5	Santander Drive Auto Receivables Trust 2013-1	1.760%	1/15/19	1,070	1,069
5	Santander Drive Auto Receivables Trust 2013-2	1.330%	3/15/18	1,350	1,359
5	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	5,500	5,535
5	Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,555	2,561
5	Santander Drive Auto Receivables Trust 2013-4	2.360%	4/15/20	2,385	2,395
5	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	4,395	4,399
5	Santander Drive Auto Receivables Trust 2013-5	2.250%	6/17/19	2,780	2,805
4,5,7	Silverstone Master Issuer plc 2010-1A	1.736%	1/21/55	18,475	18,810
4,5	SLM Student Loan Trust 2005-5	0.339%	4/25/25	4,298	4,276
4,5	SLM Student Loan Trust 2006-5	0.349%	1/25/27	3,000	2,945
4,5	SLM Student Loan Trust 2006-6	0.349%	10/27/25	6,500	6,334

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	SLM Student Loan Trust 2007-1	0.329%	1/26/26	24,625	23,767
5,7	SLM Student Loan Trust 2011-A	4.370%	4/17/28	1,700	1,822
5,7	SLM Student Loan Trust 2011-B	3.740%	2/15/29	10,500	11,247
4,5,7	SLM Student Loan Trust 2011-C	1.560%	12/15/23	2,512	2,532
5,7	SLM Student Loan Trust 2011-C	4.540%	10/17/44	5,450	5,922
4,5,7	SLM Student Loan Trust 2012-B	1.260%	12/15/21	1,989	1,994
5,7	SLM Student Loan Trust 2012-B	3.480%	10/15/30	4,550	4,765
4,5,7	SLM Student Loan Trust 2012-E	0.910%	10/16/23	8,932	8,942
4,5,7	SLM Student Loan Trust 2013-1	1.210%	5/17/27	5,400	5,316
5,7	SLM Student Loan Trust 2013-1	2.500%	3/15/47	1,800	1,683
4,5	SLM Student Loan Trust 2013-6	0.808%	6/26/28	4,500	4,521
5,7	SLM Student Loan Trust 2013-B	1.850%	6/17/30	3,000	2,913
5,7	SLM Student Loan Trust 2013-B	3.000%	5/16/44	1,400	1,327
5,7	SLM Student Loan Trust 2013-C	3.500%	6/15/44	2,000	1,943
4,5	SLM Student Loan Trust 2014-1	0.799%	2/26/29	1,150	1,150
5,7	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	4,110	4,148
5,7	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	1,750	1,773
5	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	5,700	5,696
5	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,000	1,984
5	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	4,200	4,156
5,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	3,156	3,365
4,5	South Carolina Student Loan Corp. Revenue 2010-1	1.239%	7/25/25	11,550	11,669
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,961
5,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	10,400	10,079
7	Stadshypotek AB	1.250%	5/23/18	1,930	1,895
5,7	Textainer Marine Containers Ltd. 2011-1A	4.700%	6/15/26	2,077	2,077
4,5,7	Trade Maps_2013-1A	0.861%	12/10/18	6,460	6,470
4,5,7	Trade Maps_2013-1A	1.411%	12/10/18	1,225	1,231
4,5,7	Trade Maps_2013-1A	2.411%	12/10/18	670	676
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,231
5,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,000	5,900
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,055	4,803
5,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	8,000	7,639
5,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,152
5,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	666
5,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	496
5,7	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	1,200	1,221
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	11,258	12,149
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.559%	10/15/48	4,528	4,978
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	25,425	27,814
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	3,667	4,024
5	Wachovia Bank Commercial Mortgage Trust Series
	2007-C33	5.922%	2/15/51	4,346	4,787
5	Wachovia Bank Commercial Mortgage Trust Series
	2007-C34	5.569%	5/15/46	4,817	4,808
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,950	3,810
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,610	1,584
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	750	790
7	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,261
5,7	Westpac Banking Corp.	1.250%	12/14/18	2,450	2,430
5,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	5,450	5,890
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	4,930	4,708
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	5,400	5,439
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,301
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,300	3,205
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	5,650	5,422
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,805
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,147
5	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	600	619
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,900	1,985

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	367
5	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	3,365	3,488
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	1,895	1,961
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	6,340	6,613
5	WFRBS Commercial Mortgage Trust 2013-C18	4.676%	12/15/46	1,085	1,111
5	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	4,000	3,945
4,5,7	World Omni Master Owner Trust 2013-1	0.510%	2/15/18	4,000	4,002

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,875,836)					1,917,837

Corporate Bonds (76.9%)
Finance (27.7%)
	Banking (17.5%)
	Abbey National Treasury Services plc	3.050%	8/23/18	3,950	4,084
	AgriBank FCB	9.125%	7/15/19	5,000	6,434
	American Express Bank FSB	6.000%	9/13/17	4,250	4,909
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,436
	American Express Centurion Bank	6.000%	9/13/17	5,060	5,845
	American Express Co.	5.500%	9/12/16	6,070	6,742
	American Express Co.	6.150%	8/28/17	17,000	19,676
	American Express Co.	7.000%	3/19/18	12,000	14,376
	American Express Co.	2.650%	12/2/22	18,679	17,660
	American Express Credit Corp.	2.800%	9/19/16	2,700	2,820
	Associates Corp. of North America	6.950%	11/1/18	8,855	10,639
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	8,000	8,096
7	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	6,817	7,527
7	Banco de Credito del Peru	4.250%	4/1/23	5,000	4,609
	Bank of America Corp.	6.500%	8/1/16	6,375	7,168
	Bank of America Corp.	6.000%	9/1/17	1,750	2,001
	Bank of America Corp.	5.750%	12/1/17	4,000	4,546
	Bank of America Corp.	2.000%	1/11/18	7,500	7,502
	Bank of America Corp.	5.650%	5/1/18	4,500	5,130
	Bank of America Corp.	2.600%	1/15/19	9,000	9,048
	Bank of America Corp.	7.625%	6/1/19	13,000	16,100
	Bank of America Corp.	5.625%	7/1/20	19,340	22,020
	Bank of America Corp.	5.875%	1/5/21	16,010	18,445
	Bank of America Corp.	5.000%	5/13/21	15,285	16,746
	Bank of America Corp.	5.700%	1/24/22	17,000	19,366
	Bank of America Corp.	3.300%	1/11/23	29,267	27,954
	Bank of America Corp.	4.125%	1/22/24	25,000	25,255
	Bank of America NA	5.300%	3/15/17	8,877	9,847
	Bank of America NA	6.100%	6/15/17	5,000	5,695
	Bank of Montreal	1.400%	9/11/17	1,970	1,966
	Bank of Montreal	1.450%	4/9/18	5,800	5,720
	Bank of Montreal	2.375%	1/25/19	5,000	5,068
	Bank of Montreal	2.550%	11/6/22	30,000	28,106
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	6,217
	Bank of New York Mellon Corp.	5.450%	5/15/19	6,580	7,628
	Bank of New York Mellon Corp.	4.600%	1/15/20	14,300	15,888
	Bank of New York Mellon Corp.	4.150%	2/1/21	9,000	9,749
	Bank of New York Mellon Corp.	3.550%	9/23/21	2,040	2,113
	Bank of New York Mellon Corp.	3.950%	11/18/25	10,000	10,189
	Bank of Nova Scotia	2.050%	10/30/18	26,275	26,282
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,379
7	Banque Federative du Credit Mutuel SA	2.500%	10/29/18	10,800	10,755
	Barclays Bank plc	6.750%	5/22/19	28,530	34,631
	Barclays Bank plc	5.125%	1/8/20	18,125	20,492
	BB&T Corp.	4.900%	6/30/17	5,300	5,825
	BB&T Corp.	6.850%	4/30/19	5,714	7,007
	BB&T Corp.	5.250%	11/1/19	12,000	13,614
	BB&T Corp.	3.950%	3/22/22	7,500	7,668
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,398
	BNP Paribas SA	2.700%	8/20/18	4,000	4,073

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BNP Paribas SA	2.400%	12/12/18	7,000	7,015
	BNP Paribas SA	5.000%	1/15/21	73,350	80,557
	BNP Paribas SA	3.250%	3/3/23	34,735	33,126
	BPCE SA	2.500%	12/10/18	14,875	14,893
	Capital One NA	1.500%	3/22/18	7,000	6,918
	Citigroup Inc.	6.000%	8/15/17	3,000	3,427
	Citigroup Inc.	6.125%	11/21/17	12,491	14,399
	Citigroup Inc.	6.125%	5/15/18	15,000	17,422
	Citigroup Inc.	8.500%	5/22/19	19,317	24,863
	Citigroup Inc.	5.375%	8/9/20	31,422	35,581
	Citigroup Inc.	4.500%	1/14/22	38,500	40,794
	Citigroup Inc.	3.375%	3/1/23	18,500	17,669
	Citigroup Inc.	3.875%	10/25/23	12,000	11,814
	Citigroup Inc.	5.500%	9/13/25	9,000	9,490
5,7,8	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
7	Commerzbank AG	8.125%	9/19/23	19,000	20,853
	Commonwealth Bank of Australia	1.900%	9/18/17	7,750	7,849
	Commonwealth Bank of Australia	2.500%	9/20/18	7,000	7,150
7	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	12,924
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	4,000	4,001
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	17,744	19,214
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	44,100	45,031
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	47,080	46,190
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	70,232	71,033
	Credit Suisse	6.000%	2/15/18	3,692	4,287
	Credit Suisse	5.300%	8/13/19	24,588	28,032
	Credit Suisse	4.375%	8/5/20	14,000	15,221
	Discover Bank	7.000%	4/15/20	3,665	4,335
	First Niagara Financial Group Inc.	6.750%	3/19/20	4,720	5,473
	First Niagara Financial Group Inc.	7.250%	12/15/21	14,217	16,874
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,054
	Goldman Sachs Group Inc.	6.250%	9/1/17	3,000	3,436
	Goldman Sachs Group Inc.	5.950%	1/18/18	3,880	4,415
	Goldman Sachs Group Inc.	2.375%	1/22/18	3,000	3,020
	Goldman Sachs Group Inc.	6.150%	4/1/18	10,225	11,744
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,055	1,077
	Goldman Sachs Group Inc.	2.625%	1/31/19	41,500	41,539
	Goldman Sachs Group Inc.	7.500%	2/15/19	15,000	18,266
	Goldman Sachs Group Inc.	5.375%	3/15/20	17,155	19,167
	Goldman Sachs Group Inc.	6.000%	6/15/20	16,420	18,951
	Goldman Sachs Group Inc.	5.250%	7/27/21	37,857	41,299
	Goldman Sachs Group Inc.	5.750%	1/24/22	32,535	36,815
	Goldman Sachs Group Inc.	3.625%	1/22/23	8,300	8,092
	HSBC Bank USA NA	6.000%	8/9/17	5,055	5,767
	HSBC Bank USA NA	4.875%	8/24/20	39,478	42,864
	HSBC Holdings plc	5.100%	4/5/21	51,948	58,118
	HSBC Holdings plc	4.000%	3/30/22	26,100	27,029
	HSBC USA Inc.	5.000%	9/27/20	8,158	8,871
	Intesa Sanpaolo SPA	3.875%	1/16/18	16,591	17,038
	Intesa Sanpaolo SPA	3.875%	1/15/19	17,000	17,269
	Intesa Sanpaolo SPA	5.250%	1/12/24	6,000	6,113
	JPMorgan Chase & Co.	6.125%	6/27/17	3,000	3,427
	JPMorgan Chase & Co.	6.000%	1/15/18	6,000	6,910
	JPMorgan Chase & Co.	1.800%	1/25/18	8,100	8,083
	JPMorgan Chase & Co.	1.625%	5/15/18	3,395	3,347
	JPMorgan Chase & Co.	2.350%	1/28/19	3,500	3,493
	JPMorgan Chase & Co.	6.300%	4/23/19	10,650	12,604
	JPMorgan Chase & Co.	4.950%	3/25/20	21,496	24,004
	JPMorgan Chase & Co.	4.400%	7/22/20	18,510	19,973
	JPMorgan Chase & Co.	4.250%	10/15/20	20,480	21,850
	JPMorgan Chase & Co.	4.625%	5/10/21	22,450	24,357
	JPMorgan Chase & Co.	4.350%	8/15/21	14,235	15,146
	JPMorgan Chase & Co.	4.500%	1/24/22	25,000	26,601
	JPMorgan Chase & Co.	3.250%	9/23/22	23,500	22,725

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	3.200%	1/25/23	9,625	9,218
JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,445
JPMorgan Chase Bank NA	6.000%	10/1/17	10,380	11,912
KeyBank NA	1.650%	2/1/18	4,000	3,973
Lloyds Bank plc	2.300%	11/27/18	2,250	2,262
7 Lloyds Bank plc	6.500%	9/14/20	8,170	9,359
Lloyds Bank plc	6.375%	1/21/21	38,592	46,775
Manufacturers & Traders Trust Co.	6.625%	12/4/17	8,555	9,952
Manufacturers & Traders Trust Co.	2.300%	1/30/19	7,500	7,516
Merrill Lynch & Co. Inc.	6.400%	8/28/17	7,850	9,085
Merrill Lynch & Co. Inc.	6.875%	4/25/18	8,123	9,663
Merrill Lynch & Co. Inc.	6.875%	11/15/18	2,797	3,347
Morgan Stanley	5.450%	1/9/17	3,000	3,341
Morgan Stanley	5.550%	4/27/17	2,300	2,570
Morgan Stanley	5.950%	12/28/17	2,000	2,287
Morgan Stanley	6.625%	4/1/18	5,700	6,678
Morgan Stanley	2.125%	4/25/18	3,000	2,995
Morgan Stanley	2.500%	1/24/19	5,650	5,631
Morgan Stanley	7.300%	5/13/19	15,000	18,333
Morgan Stanley	5.625%	9/23/19	20,500	23,414
Morgan Stanley	5.500%	1/26/20	20,535	23,140
Morgan Stanley	5.500%	7/24/20	12,000	13,509
Morgan Stanley	5.750%	1/25/21	24,000	27,332
Morgan Stanley	5.500%	7/28/21	13,600	15,339
Morgan Stanley	3.750%	2/25/23	7,000	6,905
National Australia Bank Ltd.	3.000%	1/20/23	20,190	19,300
Northern Trust Co.	5.850%	11/9/17	7,280	8,217
Northern Trust Co.	6.500%	8/15/18	4,000	4,756
Northern Trust Corp.	3.450%	11/4/20	8,000	8,411
Northern Trust Corp.	3.375%	8/23/21	13,036	13,453
People's United Financial Inc.	3.650%	12/6/22	25,905	25,236
PNC Bank NA	6.000%	12/7/17	4,500	5,176
PNC Bank NA	6.875%	4/1/18	12,085	14,330
PNC Bank NA	2.200%	1/28/19	4,630	4,642
PNC Bank NA	2.700%	11/1/22	32,000	29,880
PNC Bank NA	2.950%	1/30/23	15,000	14,147
PNC Bank NA	3.800%	7/25/23	15,750	15,751
PNC Financial Services Group Inc.	2.854%	11/9/22	2,000	1,909
PNC Funding Corp.	6.700%	6/10/19	12,000	14,592
PNC Funding Corp.	5.125%	2/8/20	18,653	21,253
PNC Funding Corp.	4.375%	8/11/20	23,000	25,240
PNC Funding Corp.	3.300%	3/8/22	14,570	14,570
Regions Bank	7.500%	5/15/18	8,775	10,374
Regions Financial Corp.	2.000%	5/15/18	2,000	1,959
Royal Bank of Canada	2.200%	7/27/18	7,245	7,359
Royal Bank of Scotland Group plc	4.700%	7/3/18	2,000	2,079
Royal Bank of Scotland Group plc	6.100%	6/10/23	5,000	5,118
Royal Bank of Scotland Group plc	6.000%	12/19/23	7,000	7,078
Royal Bank of Scotland NV	4.650%	6/4/18	1,550	1,607
Royal Bank of Scotland plc	5.625%	8/24/20	29,026	33,040
Royal Bank of Scotland plc	6.125%	1/11/21	29,500	34,428
Santander Bank NA	8.750%	5/30/18	5,000	6,049
7 Societe Generale SA	5.000%	1/17/24	16,230	16,167
State Street Corp.	1.350%	5/15/18	3,000	2,937
State Street Corp.	4.375%	3/7/21	22,340	24,816
State Street Corp.	3.100%	5/15/23	20,125	19,078
State Street Corp.	3.700%	11/20/23	18,720	18,873
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	13,500	13,255
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	3,700	3,800
Svenska Handelsbanken AB	2.500%	1/25/19	6,995	7,052
UBS AG	5.875%	12/20/17	13,050	14,995
UBS AG	4.875%	8/4/20	51,600	57,747
Union Bank NA	5.950%	5/11/16	1,131	1,256
Union Bank NA	2.125%	6/16/17	3,695	3,766

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnionBanCal Corp.	3.500%	6/18/22	21,891	22,050
US Bancorp	4.125%	5/24/21	24,013	25,904
US Bancorp	3.000%	3/15/22	18,724	18,459
US Bancorp	2.950%	7/15/22	35,200	33,498
US Bancorp	3.700%	1/30/24	7,000	7,059
5 US Bank NA	3.778%	4/29/20	6,395	6,624
Wachovia Bank NA	6.000%	11/15/17	8,000	9,269
Wachovia Corp.	5.625%	10/15/16	8,000	8,952
Wachovia Corp.	5.750%	6/15/17	4,280	4,882
Wachovia Corp.	5.750%	2/1/18	11,025	12,743
8 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.500%	1/15/13	6,147	1
8 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.650%	8/15/14	7,500	1
8 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.125%	1/15/15	9,000	1
Wells Fargo & Co.	5.625%	12/11/17	11,400	13,097
Wells Fargo & Co.	2.150%	1/15/19	18,636	18,676
Wells Fargo & Co.	4.600%	4/1/21	22,443	24,710
Wells Fargo & Co.	3.500%	3/8/22	23,772	24,040
Wells Fargo & Co.	3.450%	2/13/23	36,700	35,239
Wells Fargo & Co.	4.125%	8/15/23	15,500	15,470
Westpac Banking Corp.	1.600%	1/12/18	3,390	3,383
Westpac Banking Corp.	2.250%	7/30/18	9,010	9,144
Westpac Banking Corp.	4.875%	11/19/19	32,795	36,736
Brokerage (1.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,721
Ameriprise Financial Inc.	5.300%	3/15/20	26,570	30,416
Ameriprise Financial Inc.	4.000%	10/15/23	14,000	14,293
BlackRock Inc.	4.250%	5/24/21	27,250	29,469
BlackRock Inc.	3.375%	6/1/22	12,000	12,170
Charles Schwab Corp.	6.375%	9/1/17	6,000	6,925
Charles Schwab Corp.	2.200%	7/25/18	1,300	1,315
Charles Schwab Corp.	4.450%	7/22/20	6,500	7,161
Charles Schwab Corp.	3.225%	9/1/22	15,000	14,818
Franklin Resources Inc.	4.625%	5/20/20	7,550	8,329
Franklin Resources Inc.	2.800%	9/15/22	11,000	10,551
Invesco Finance plc	3.125%	11/30/22	22,485	21,684
Invesco Finance plc	4.000%	1/30/24	23,500	23,924
Jefferies Group LLC	6.875%	4/15/21	8,000	9,247
Jefferies Group LLC	5.125%	1/20/23	5,000	5,213
8 Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	4
Finance Companies (2.0%)
Air Lease Corp.	3.375%	1/15/19	8,000	8,000
General Electric Capital Corp.	5.400%	2/15/17	2,760	3,099
General Electric Capital Corp.	2.300%	4/27/17	2,000	2,064
General Electric Capital Corp.	5.625%	9/15/17	6,192	7,072
General Electric Capital Corp.	5.625%	5/1/18	12,975	14,972
General Electric Capital Corp.	2.300%	1/14/19	3,710	3,746
General Electric Capital Corp.	6.000%	8/7/19	12,900	15,279
General Electric Capital Corp.	5.500%	1/8/20	20,772	24,006
General Electric Capital Corp.	5.550%	5/4/20	4,000	4,638
General Electric Capital Corp.	4.375%	9/16/20	24,250	26,520
General Electric Capital Corp.	4.625%	1/7/21	17,692	19,489
General Electric Capital Corp.	5.300%	2/11/21	13,500	15,179
General Electric Capital Corp.	4.650%	10/17/21	35,847	39,344
General Electric Capital Corp.	3.150%	9/7/22	17,145	16,766
General Electric Capital Corp.	3.100%	1/9/23	1,000	965
5 General Electric Capital Corp.	6.375%	11/15/67	7,000	7,595
HSBC Finance Corp.	6.676%	1/15/21	89,189	103,655
SLM Corp.	6.250%	1/25/16	9,000	9,678
SLM Corp.	6.000%	1/25/17	9,020	9,779
SLM Corp.	4.625%	9/25/17	5,000	5,165

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Insurance (4.5%)
ACE INA Holdings Inc.	2.700%	3/13/23	11,195	10,494
Aetna Inc.	6.500%	9/15/18	10,318	12,291
Aetna Inc.	3.950%	9/1/20	12,000	12,783
Aetna Inc.	2.750%	11/15/22	24,000	22,563
Aflac Inc.	8.500%	5/15/19	9,940	12,881
Aflac Inc.	4.000%	2/15/22	5,000	5,199
Aflac Inc.	3.625%	6/15/23	16,000	15,868
Alleghany Corp.	4.950%	6/27/22	2,586	2,765
Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,000	2,245
Allstate Corp.	3.150%	6/15/23	10,000	9,793
5 Allstate Corp.	5.750%	8/15/53	5,000	5,063
Alterra Finance LLC	6.250%	9/30/20	8,000	9,181
American Financial Group Inc.	9.875%	6/15/19	10,000	13,049
American International Group Inc.	5.850%	1/16/18	14,174	16,315
American International Group Inc.	8.250%	8/15/18	19,700	24,738
American International Group Inc.	3.375%	8/15/20	3,000	3,059
American International Group Inc.	6.400%	12/15/20	15,000	17,881
American International Group Inc.	4.875%	6/1/22	4,650	5,070
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	13,000	13,245
Axis Specialty Finance LLC	5.875%	6/1/20	21,240	24,086
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	12,000	13,084
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	11,360	11,237
Berkshire Hathaway Inc.	3.750%	8/15/21	20,000	21,005
Berkshire Hathaway Inc.	3.400%	1/31/22	7,706	7,901
5 Chubb Corp.	6.375%	3/29/67	4,900	5,390
Cigna Corp.	4.500%	3/15/21	5,000	5,397
Cigna Corp.	4.000%	2/15/22	10,645	11,030
CNA Financial Corp.	5.875%	8/15/20	5,000	5,797
Coventry Health Care Inc.	5.450%	6/15/21	5,000	5,649
Genworth Holdings Inc.	7.700%	6/15/20	3,000	3,647
Genworth Holdings Inc.	7.200%	2/15/21	3,000	3,515
Genworth Holdings Inc.	7.625%	9/24/21	5,000	6,054
Genworth Holdings Inc.	4.900%	8/15/23	3,000	3,043
Genworth Holdings Inc.	4.800%	2/15/24	6,000	5,996
Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,179
Humana Inc.	3.150%	12/1/22	1,000	950
Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	10,852
7 Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,654
Lincoln National Corp.	4.200%	3/15/22	2,000	2,087
Loews Corp.	2.625%	5/15/23	8,000	7,324
Manulife Financial Corp.	4.900%	9/17/20	24,150	26,364
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	5,000	5,064
7 MassMutual Global Funding II	2.500%	10/17/22	4,000	3,699
MetLife Inc.	7.717%	2/15/19	9,439	11,831
MetLife Inc.	4.750%	2/8/21	25,000	27,664
MetLife Inc.	3.048%	12/15/22	7,000	6,729
MetLife Inc.	4.368%	9/15/23	31,430	32,785
7 Metropolitan Life Global Funding I	3.000%	1/10/23	3,500	3,354
7 Nationwide Financial Services Inc.	5.375%	3/25/21	9,938	10,844
OneBeacon US Holdings Inc.	4.600%	11/9/22	4,000	4,014
7 Pacific LifeCorp	6.000%	2/10/20	9,800	11,191
PartnerRe Finance A LLC	6.875%	6/1/18	3,857	4,473
PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,478
Principal Financial Group Inc.	8.875%	5/15/19	11,195	14,437
ProAssurance Corp.	5.300%	11/15/23	5,000	5,277
Progressive Corp.	3.750%	8/23/21	13,250	13,936
Progressive Corp.	6.700%	6/15/67	6,500	7,052
5 Prudential Financial Inc.	5.875%	9/15/42	6,000	6,143
5 Prudential Financial Inc.	5.625%	6/15/43	7,875	7,875
5 Prudential Financial Inc.	5.200%	3/15/44	2,500	2,406
Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,374
Reinsurance Group of America Inc.	4.700%	9/15/23	3,000	3,136

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	13,050
7 Swiss Re Treasury US Corp.	2.875%	12/6/22	2,000	1,891
Torchmark Corp.	9.250%	6/15/19	3,000	3,892
Travelers Cos. Inc.	5.800%	5/15/18	2,328	2,687
Travelers Cos. Inc.	5.900%	6/2/19	3,000	3,548
Travelers Cos. Inc.	3.900%	11/1/20	4,405	4,716
Trinity Acquisition plc	4.625%	8/15/23	3,000	3,059
UnitedHealth Group Inc.	3.875%	10/15/20	14,000	14,936
UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,435
UnitedHealth Group Inc.	3.375%	11/15/21	8,000	8,107
UnitedHealth Group Inc.	2.875%	3/15/22	34,316	33,286
UnitedHealth Group Inc.	2.750%	2/15/23	12,000	11,309
UnitedHealth Group Inc.	2.875%	3/15/23	14,000	13,354
WellPoint Inc.	4.350%	8/15/20	2,000	2,155
WellPoint Inc.	3.700%	8/15/21	8,090	8,229
WR Berkley Corp.	4.625%	3/15/22	2,977	3,134
Other Finance (0.4%)
CME Group Inc.	3.000%	9/15/22	10,805	10,548
IntercontinentalExchange Group Inc.	4.000%	10/15/23	34,330	35,275
NYSE Euronext	2.000%	10/5/17	8,000	8,125
ORIX Corp.	3.750%	3/9/17	5,500	5,762
Real Estate Investment Trusts (2.1%)
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	2,000	1,898
BioMed Realty LP	4.250%	7/15/22	9,082	8,987
Boston Properties LP	3.850%	2/1/23	6,373	6,364
Brandywine Operating Partnership LP	4.950%	4/15/18	5,000	5,440
Brandywine Operating Partnership LP	3.950%	2/15/23	2,000	1,947
Camden Property Trust	4.875%	6/15/23	5,000	5,359
Corporate Office Properties LP	3.600%	5/15/23	14,525	13,490
DDR Corp.	7.500%	4/1/17	1,750	2,037
DDR Corp.	4.750%	4/15/18	3,000	3,272
DDR Corp.	7.875%	9/1/20	5,000	6,243
Duke Realty LP	6.500%	1/15/18	5	6
Duke Realty LP	4.375%	6/15/22	11,838	11,941
Federal Realty Investment Trust	3.000%	8/1/22	13,924	13,457
7 Goodman Funding Pty Ltd.	6.375%	4/15/21	2,400	2,729
7 Goodman Funding Pty Ltd.	6.000%	3/22/22	5,000	5,506
HCP Inc.	2.625%	2/1/20	7,000	6,781
HCP Inc.	5.375%	2/1/21	11,600	12,893
HCP Inc.	3.150%	8/1/22	2,000	1,886
HCP Inc.	4.250%	11/15/23	3,000	3,031
Health Care REIT Inc.	6.125%	4/15/20	5,000	5,751
Health Care REIT Inc.	4.950%	1/15/21	8,000	8,613
Health Care REIT Inc.	3.750%	3/15/23	5,000	4,839
Healthcare Realty Trust Inc.	5.750%	1/15/21	5,000	5,513
Healthcare Realty Trust Inc.	3.750%	4/15/23	7,000	6,644
Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,030	12,394
Highwoods Realty LP	3.625%	1/15/23	11,065	10,429
Kilroy Realty LP	6.625%	6/1/20	7,470	8,796
Kilroy Realty LP	3.800%	1/15/23	5,736	5,525
Liberty Property LP	4.750%	10/1/20	9,565	10,208
Liberty Property LP	4.400%	2/15/24	4,000	4,023
Mid-America Apartments LP	4.300%	10/15/23	2,000	1,995
Realty Income Corp.	3.250%	10/15/22	12,000	11,302
Senior Housing Properties Trust	6.750%	12/15/21	4,000	4,485
Simon Property Group LP	10.350%	4/1/19	10,815	14,757
Simon Property Group LP	5.650%	2/1/20	31,200	36,308
Simon Property Group LP	4.375%	3/1/21	26,594	28,838
Simon Property Group LP	4.125%	12/1/21	20,822	22,071
Simon Property Group LP	3.375%	3/15/22	7,000	6,978
Simon Property Group LP	2.750%	2/1/23	8,500	7,993
Simon Property Group LP	3.750%	2/1/24	8,000	8,007

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UDR Inc.	4.625%	1/10/22	3,455	3,641
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,000	3,208
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	3,000	3,074
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,000	4,731
				4,626,585
Industrial (41.7%)
Basic Industry (3.5%)
Air Products & Chemicals Inc.	4.375%	8/21/19	7,325	8,082
Air Products & Chemicals Inc.	3.000%	11/3/21	10,235	10,116
Barrick Gold Corp.	3.850%	4/1/22	18,500	17,313
Barrick Gold Corp.	4.100%	5/1/23	5,000	4,628
Barrick North America Finance LLC	4.400%	5/30/21	11,930	11,783
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	1,062	1,114
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	4,122	4,190
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	5,555	6,267
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	29,030	29,633
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	30,050	29,425
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	27,500	28,079
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,546
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	3,932
CF Industries Inc.	7.125%	5/1/20	3,480	4,124
CF Industries Inc.	3.450%	6/1/23	5,685	5,300
Dow Chemical Co.	4.125%	11/15/21	5,250	5,454
Dow Chemical Co.	3.000%	11/15/22	4,000	3,777
Eastman Chemical Co.	4.500%	1/15/21	8,139	8,591
EI du Pont de Nemours & Co.	4.625%	1/15/20	19,618	21,709
EI du Pont de Nemours & Co.	3.625%	1/15/21	13,635	14,209
EI du Pont de Nemours & Co.	4.250%	4/1/21	4,000	4,325
EI du Pont de Nemours & Co.	2.800%	2/15/23	12,225	11,504
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	4,300	4,235
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	13,000	12,427
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	16,000	15,294
Goldcorp Inc.	3.700%	3/15/23	4,000	3,690
LyondellBasell Industries NV	5.000%	4/15/19	8,000	8,900
LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,800
Nucor Corp.	4.125%	9/15/22	19,250	19,635
Plains Exploration & Production Co.	6.125%	6/15/19	2,105	2,300
Plains Exploration & Production Co.	6.500%	11/15/20	8,945	9,795
Plains Exploration & Production Co.	6.625%	5/1/21	4,000	4,380
Plains Exploration & Production Co.	6.750%	2/1/22	7,615	8,348
Plains Exploration & Production Co.	6.875%	2/15/23	7,600	8,398
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	7,410	8,845
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,110	3,487
Praxair Inc.	4.500%	8/15/19	3,000	3,363
Praxair Inc.	4.050%	3/15/21	8,000	8,540
Praxair Inc.	3.000%	9/1/21	16,915	16,847
Praxair Inc.	2.450%	2/15/22	11,215	10,632
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,000	17,092
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	19,000	19,466
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	26,935	28,508
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	22,820	23,523
Rio Tinto Finance USA plc	2.250%	12/14/18	7,500	7,532
Rio Tinto Finance USA plc	3.500%	3/22/22	25,000	24,826
Rio Tinto Finance USA plc	2.875%	8/21/22	10,000	9,429
Syngenta Finance NV	3.125%	3/28/22	8,895	8,741
Teck Resources Ltd.	3.000%	3/1/19	2,000	2,048
Teck Resources Ltd.	4.500%	1/15/21	2,000	2,068
Teck Resources Ltd.	3.750%	2/1/23	5,000	4,757
Vale Overseas Ltd.	5.625%	9/15/19	18,000	19,570
Vale Overseas Ltd.	4.625%	9/15/20	5,000	5,139
Vale Overseas Ltd.	4.375%	1/11/22	10,500	10,165
7 Xstrata Finance Canada Ltd.	4.950%	11/15/21	5,000	5,163

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (5.4%)
ABB Finance USA Inc.	2.875%	5/8/22	5,000	4,848
7 ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,379
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,984
Boeing Capital Corp.	2.900%	8/15/18	6,907	7,262
Boeing Capital Corp.	4.700%	10/27/19	4,032	4,578
Boeing Co.	3.750%	11/20/16	3,300	3,570
Boeing Co.	0.950%	5/15/18	9,985	9,708
Boeing Co.	6.000%	3/15/19	2,750	3,281
Boeing Co.	4.875%	2/15/20	21,680	24,592
Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,186
Caterpillar Financial Services Corp.	1.250%	11/6/17	775	770
Caterpillar Financial Services Corp.	5.450%	4/15/18	14,406	16,481
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,000	17,346
Caterpillar Inc.	7.900%	12/15/18	10,215	13,019
Caterpillar Inc.	3.900%	5/27/21	6,000	6,377
Crane Co.	4.450%	12/15/23	2,000	2,056
CRH America Inc.	6.000%	9/30/16	18,126	20,265
Danaher Corp.	2.300%	6/23/16	9,350	9,694
Danaher Corp.	5.400%	3/1/19	2,535	2,934
Danaher Corp.	3.900%	6/23/21	19,577	20,803
Deere & Co.	4.375%	10/16/19	11,850	13,194
Deere & Co.	2.600%	6/8/22	25,000	23,999
Dover Corp.	4.300%	3/1/21	7,000	7,576
7 EADS Finance BV	2.700%	4/17/23	18,000	17,012
7 Embraer Overseas Ltd.	5.696%	9/16/23	7,025	7,048
Embraer SA	5.150%	6/15/22	8,000	8,003
Emerson Electric Co.	4.875%	10/15/19	4,000	4,553
Emerson Electric Co.	2.625%	2/15/23	17,990	17,364
Flowserve Corp.	3.500%	9/15/22	5,000	4,862
General Dynamics Corp.	1.000%	11/15/17	4,075	4,012
General Dynamics Corp.	3.875%	7/15/21	23,155	24,546
General Dynamics Corp.	2.250%	11/15/22	20,000	18,469
General Electric Co.	5.250%	12/6/17	12,925	14,710
General Electric Co.	2.700%	10/9/22	40,000	38,320
Harsco Corp.	5.750%	5/15/18	7,065	7,539
Honeywell International Inc.	5.300%	3/1/18	9,772	11,203
Honeywell International Inc.	5.000%	2/15/19	7,409	8,443
Honeywell International Inc.	4.250%	3/1/21	22,075	24,235
Honeywell International Inc.	3.350%	12/1/23	7,500	7,550
Illinois Tool Works Inc.	6.250%	4/1/19	9,950	11,918
Illinois Tool Works Inc.	3.375%	9/15/21	5,000	5,127
7 Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	7,000	7,119
John Deere Capital Corp.	2.000%	1/13/17	9,500	9,769
John Deere Capital Corp.	1.200%	10/10/17	1,250	1,248
John Deere Capital Corp.	5.350%	4/3/18	3,000	3,434
John Deere Capital Corp.	5.750%	9/10/18	8,000	9,364
John Deere Capital Corp.	2.250%	4/17/19	8,400	8,477
John Deere Capital Corp.	1.700%	1/15/20	7,000	6,744
John Deere Capital Corp.	3.900%	7/12/21	12,180	12,931
John Deere Capital Corp.	3.150%	10/15/21	8,050	8,160
John Deere Capital Corp.	2.750%	3/15/22	12,800	12,481
John Deere Capital Corp.	2.800%	1/27/23	4,000	3,846
L-3 Communications Corp.	5.200%	10/15/19	8,500	9,358
L-3 Communications Corp.	4.750%	7/15/20	4,000	4,257
Lockheed Martin Corp.	7.650%	5/1/16	5,000	5,771
Lockheed Martin Corp.	4.250%	11/15/19	22,810	24,927
Lockheed Martin Corp.	3.350%	9/15/21	18,817	19,172
Mohawk Industries Inc.	3.850%	2/1/23	15,000	14,699
Owens Corning	6.500%	12/1/16	2,102	2,330
Owens Corning	9.000%	6/15/19	1,179	1,460
Precision Castparts Corp.	1.250%	1/15/18	12,735	12,578
Precision Castparts Corp.	2.500%	1/15/23	22,000	20,598

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Raytheon Co.	6.400%	12/15/18	5,725	6,850
Raytheon Co.	4.400%	2/15/20	5,845	6,444
Raytheon Co.	3.125%	10/15/20	17,285	17,685
Raytheon Co.	2.500%	12/15/22	23,300	21,759
Republic Services Inc.	5.500%	9/15/19	7,400	8,442
Republic Services Inc.	5.000%	3/1/20	4,400	4,900
Republic Services Inc.	5.250%	11/15/21	4,000	4,473
Republic Services Inc.	3.550%	6/1/22	3,000	2,983
Rockwell Automation Inc.	5.650%	12/1/17	5,000	5,649
Rockwell Collins Inc.	3.100%	11/15/21	4,000	3,986
Rockwell Collins Inc.	3.700%	12/15/23	6,250	6,369
Roper Industries Inc.	2.050%	10/1/18	3,175	3,141
Roper Industries Inc.	6.250%	9/1/19	2,700	3,144
Roper Industries Inc.	3.125%	11/15/22	3,000	2,844
7 Schneider Electric SA	2.950%	9/27/22	15,000	14,335
Stanley Black & Decker Inc.	2.900%	11/1/22	7,000	6,763
United Technologies Corp.	1.800%	6/1/17	4,000	4,088
United Technologies Corp.	5.375%	12/15/17	3,005	3,449
United Technologies Corp.	6.125%	2/1/19	5,500	6,571
United Technologies Corp.	4.500%	4/15/20	20,500	22,859
United Technologies Corp.	3.100%	6/1/22	64,930	64,695
Waste Management Inc.	7.375%	3/11/19	4,250	5,231
Waste Management Inc.	2.900%	9/15/22	6,500	6,161
Communication (5.4%)
21st Century Fox America Inc.	6.900%	3/1/19	7,000	8,498
21st Century Fox America Inc.	3.000%	9/15/22	6,000	5,761
America Movil SAB de CV	5.000%	10/16/19	12,000	13,283
America Movil SAB de CV	5.000%	3/30/20	32,500	35,512
America Movil SAB de CV	3.125%	7/16/22	39,300	36,691
American Tower Corp.	4.500%	1/15/18	10,000	10,914
American Tower Corp.	3.500%	1/31/23	7,000	6,601
American Tower Corp.	5.000%	2/15/24	5,000	5,258
AT&T Inc.	5.500%	2/1/18	22,085	25,095
AT&T Inc.	2.375%	11/27/18	4,000	4,033
AT&T Inc.	5.800%	2/15/19	27,849	32,361
AT&T Inc.	4.450%	5/15/21	22,500	24,102
AT&T Inc.	3.875%	8/15/21	25,729	26,449
AT&T Inc.	3.000%	2/15/22	48,396	45,998
AT&T Inc.	2.625%	12/1/22	9,000	8,182
7 British Sky Broadcasting Group plc	6.100%	2/15/18	4,470	5,086
7 British Sky Broadcasting Group plc	9.500%	11/15/18	9,640	12,638
7 British Sky Broadcasting Group plc	3.125%	11/26/22	5,000	4,782
CBS Corp.	8.875%	5/15/19	3,458	4,483
CBS Corp.	4.300%	2/15/21	3,000	3,160
CBS Corp.	3.375%	3/1/22	3,000	2,937
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	2,185	2,104
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	25,000	32,074
Comcast Cable Communications LLC	8.875%	5/1/17	3,400	4,191
Comcast Corp.	5.700%	5/15/18	2,767	3,204
Comcast Corp.	5.700%	7/1/19	12,568	14,677
Comcast Corp.	5.150%	3/1/20	23,720	26,921
Comcast Corp.	3.125%	7/15/22	26,126	25,528
Comcast Corp.	2.850%	1/15/23	4,487	4,248
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	7,395	7,572
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	7,500	8,259
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	9,375	9,869
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,637	11,436
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	8,800	8,578
Discovery Communications LLC	4.375%	6/15/21	5,000	5,295
Discovery Communications LLC	3.300%	5/15/22	5,000	4,865
Interpublic Group of Cos. Inc.	3.750%	2/15/23	16,000	15,546
Moody's Corp.	4.500%	9/1/22	16,700	17,179
NBCUniversal Media LLC	5.150%	4/30/20	27,060	30,570

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NBCUniversal Media LLC	4.375%	4/1/21	28,600	30,753
NBCUniversal Media LLC	2.875%	1/15/23	10,000	9,450
Omnicom Group Inc.	4.450%	8/15/20	14,200	15,366
Orange SA	2.750%	2/6/19	6,200	6,230
Orange SA	4.125%	9/14/21	6,400	6,579
Qwest Corp.	6.750%	12/1/21	12,628	14,113
Telefonica Emisiones SAU	5.877%	7/15/19	9,000	10,208
Telefonica Emisiones SAU	5.134%	4/27/20	9,000	9,751
Telefonica Emisiones SAU	5.462%	2/16/21	9,000	9,771
Telefonica Emisiones SAU	4.570%	4/27/23	3,000	3,031
Thomson Reuters Corp.	4.300%	11/23/23	12,000	12,241
Time Warner Cable Inc.	5.850%	5/1/17	2,000	2,196
Time Warner Cable Inc.	6.750%	7/1/18	6,000	6,783
Time Warner Cable Inc.	8.250%	4/1/19	15,000	17,733
Time Warner Cable Inc.	5.000%	2/1/20	8,363	8,610
Verizon Communications Inc.	5.500%	4/1/17	1,200	1,350
Verizon Communications Inc.	5.500%	2/15/18	5,825	6,609
Verizon Communications Inc.	6.100%	4/15/18	3,640	4,230
Verizon Communications Inc.	8.750%	11/1/18	15,594	20,082
Verizon Communications Inc.	6.350%	4/1/19	8,806	10,463
Verizon Communications Inc.	4.600%	4/1/21	18,000	19,445
Verizon Communications Inc.	3.500%	11/1/21	10,971	11,053
Verizon Communications Inc.	2.450%	11/1/22	7,200	6,523
Verizon Communications Inc.	5.150%	9/15/23	25,000	27,213
Vodafone Group plc	1.250%	9/26/17	8,200	8,136
Vodafone Group plc	1.500%	2/19/18	11,750	11,589
Vodafone Group plc	5.450%	6/10/19	6,000	6,896
Vodafone Group plc	4.375%	3/16/21	4,500	4,858
Vodafone Group plc	2.500%	9/26/22	23,885	21,815
Vodafone Group plc	2.950%	2/19/23	15,000	14,110
WPP Finance 2010	4.750%	11/21/21	5,000	5,335
WPP Finance 2010	3.625%	9/7/22	3,172	3,132
Consumer Cyclical (4.7%)
American Honda Finance Corp.	2.125%	10/10/18	7,500	7,625
AutoZone Inc.	4.000%	11/15/20	7,000	7,376
AutoZone Inc.	3.700%	4/15/22	3,000	3,002
AutoZone Inc.	2.875%	1/15/23	8,500	7,927
Brinker International Inc.	3.875%	5/15/23	13,000	12,062
Cummins Inc.	3.650%	10/1/23	7,500	7,629
CVS Caremark Corp.	4.000%	12/5/23	17,500	17,930
7 Daimler Finance North America LLC	2.375%	8/1/18	17,325	17,555
7 Daimler Finance North America LLC	3.875%	9/15/21	3,506	3,662
Darden Restaurants Inc.	4.500%	10/15/21	1,700	1,686
Darden Restaurants Inc.	3.350%	11/1/22	1,600	1,429
Dollar General Corp.	3.250%	4/15/23	8,500	7,865
eBay Inc.	2.600%	7/15/22	10,000	9,326
Ford Motor Credit Co. LLC	3.000%	6/12/17	5,250	5,459
Ford Motor Credit Co. LLC	6.625%	8/15/17	13,056	15,118
Ford Motor Credit Co. LLC	5.000%	5/15/18	17,348	19,250
Ford Motor Credit Co. LLC	8.125%	1/15/20	5,500	6,948
Ford Motor Credit Co. LLC	5.750%	2/1/21	19,545	22,187
Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	20,542
Ford Motor Credit Co. LLC	4.375%	8/6/23	5,000	5,080
Gap Inc.	5.950%	4/12/21	25,000	27,886
7 General Motors Co.	3.500%	10/2/18	6,570	6,701
7 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	3,618	3,725
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	13,725
Home Depot Inc.	2.700%	4/1/23	14,625	13,804
Host Hotels & Resorts LP	3.750%	10/15/23	10,000	9,562
7 Hyundai Capital America	3.750%	4/6/16	1,740	1,816
7 Hyundai Capital America	4.000%	6/8/17	4,798	5,076
7 Hyundai Capital Services Inc.	6.000%	5/5/15	3,000	3,183
7 Hyundai Capital Services Inc.	4.375%	7/27/16	2,160	2,301

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Kia Motors Corp.	3.625%	6/14/16	3,200	3,342
Lowe's Cos. Inc.	4.625%	4/15/20	9,750	10,882
Lowe's Cos. Inc.	3.750%	4/15/21	5,950	6,296
Lowe's Cos. Inc.	3.800%	11/15/21	11,650	12,375
Lowe's Cos. Inc.	3.120%	4/15/22	24,000	24,087
Lowe's Cos. Inc.	3.875%	9/15/23	7,000	7,265
Macy's Retail Holdings Inc.	3.875%	1/15/22	6,000	6,134
Macy's Retail Holdings Inc.	2.875%	2/15/23	12,500	11,606
Macy's Retail Holdings Inc.	4.375%	9/1/23	1,500	1,552
Marriott International Inc.	6.375%	6/15/17	3,040	3,472
Marriott International Inc.	3.000%	3/1/19	2,500	2,565
Marriott International Inc.	3.250%	9/15/22	3,500	3,367
McDonald's Corp.	3.625%	5/20/21	4,500	4,771
McDonald's Corp.	2.625%	1/15/22	9,000	8,801
NIKE Inc.	2.250%	5/1/23	6,200	5,723
Nordstrom Inc.	4.750%	5/1/20	15,000	16,696
Nordstrom Inc.	4.000%	10/15/21	7,500	7,922
NVR Inc.	3.950%	9/15/22	10,000	9,757
O'Reilly Automotive Inc.	4.625%	9/15/21	7,000	7,388
O'Reilly Automotive Inc.	3.850%	6/15/23	7,000	6,924
PACCAR Financial Corp.	1.600%	3/15/17	2,500	2,505
Staples Inc.	2.750%	1/12/18	7,000	7,191
Starbucks Corp.	2.000%	12/5/18	2,000	2,007
Starbucks Corp.	3.850%	10/1/23	12,000	12,332
Target Corp.	2.900%	1/15/22	4,500	4,403
Time Warner Inc.	4.875%	3/15/20	5,000	5,542
Time Warner Inc.	4.750%	3/29/21	6,500	7,126
Time Warner Inc.	4.000%	1/15/22	5,000	5,158
TJX Cos. Inc.	6.950%	4/15/19	15,663	19,018
TJX Cos. Inc.	2.500%	5/15/23	13,000	12,106
Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	10,012
Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,674
Toyota Motor Credit Corp.	3.400%	9/15/21	12,460	12,883
Toyota Motor Credit Corp.	3.300%	1/12/22	16,000	16,349
Toyota Motor Credit Corp.	2.625%	1/10/23	6,000	5,716
VF Corp.	3.500%	9/1/21	9,255	9,441
Viacom Inc.	3.125%	6/15/22	4,365	4,186
Viacom Inc.	4.250%	9/1/23	15,000	15,392
7 Volkswagen International Finance NV	2.125%	11/20/18	6,955	6,987
7 Volkswagen International Finance NV	4.000%	8/12/20	7,500	8,045
Wal-Mart Stores Inc.	3.625%	7/8/20	5,515	5,873
Wal-Mart Stores Inc.	3.250%	10/25/20	28,195	29,277
Wal-Mart Stores Inc.	4.250%	4/15/21	19,824	21,685
Wal-Mart Stores Inc.	2.550%	4/11/23	57,500	53,804
Walgreen Co.	5.250%	1/15/19	4,125	4,698
Walgreen Co.	3.100%	9/15/22	19,000	18,261
Walt Disney Co.	2.750%	8/16/21	11,500	11,469
Walt Disney Co.	2.550%	2/15/22	3,000	2,900
Walt Disney Co.	2.350%	12/1/22	10,000	9,373
7 Wesfarmers Ltd.	1.874%	3/20/18	6,000	5,953
Wyndham Worldwide Corp.	5.625%	3/1/21	2,500	2,734
Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,066
Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	1,957
Consumer Noncyclical (11.5%)
AbbVie Inc.	2.900%	11/6/22	25,000	23,969
Actavis Inc.	1.875%	10/1/17	5,000	5,001
Actavis Inc.	3.250%	10/1/22	15,000	14,247
Allergan Inc.	5.750%	4/1/16	12,000	13,275
Allergan Inc.	3.375%	9/15/20	9,000	9,347
Allergan Inc.	2.800%	3/15/23	5,000	4,752
Altria Group Inc.	9.700%	11/10/18	13,654	18,214
Altria Group Inc.	9.250%	8/6/19	8,014	10,670
Altria Group Inc.	4.750%	5/5/21	11,800	12,895

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	2.850%	8/9/22	10,000	9,378
AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,247
AmerisourceBergen Corp.	4.875%	11/15/19	6,270	7,105
AmerisourceBergen Corp.	3.500%	11/15/21	10,000	10,282
Amgen Inc.	2.125%	5/15/17	5,300	5,440
Amgen Inc.	5.850%	6/1/17	3,460	3,967
Amgen Inc.	6.150%	6/1/18	5,000	5,877
Amgen Inc.	5.700%	2/1/19	8,080	9,416
Amgen Inc.	3.450%	10/1/20	8,750	9,080
Amgen Inc.	3.625%	5/15/22	12,000	12,176
Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,375	6,049
Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	92
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,552
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	10,375	9,821
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	15,000	15,226
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,330
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	18,570	23,330
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	18,514	22,954
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	42,085	48,847
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	18,286	20,811
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	44,177	41,749
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	7,310
Archer-Daniels-Midland Co.	4.479%	3/1/21	13,750	14,892
Avon Products Inc.	4.600%	3/15/20	3,350	3,385
Avon Products Inc.	5.000%	3/15/23	2,500	2,419
7 BAT International Finance plc	9.500%	11/15/18	4,000	5,296
Baxter International Inc.	5.375%	6/1/18	2,000	2,292
Baxter International Inc.	4.500%	8/15/19	2,000	2,230
Baxter International Inc.	4.250%	3/15/20	3,000	3,317
Baxter International Inc.	2.400%	8/15/22	10,965	10,276
Baxter International Inc.	3.200%	6/15/23	7,670	7,518
Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,321
Becton Dickinson & Co.	3.250%	11/12/20	14,704	15,225
Becton Dickinson & Co.	3.125%	11/8/21	5,025	5,068
Boston Scientific Corp.	6.000%	1/15/20	6,500	7,553
Boston Scientific Corp.	4.125%	10/1/23	2,000	2,028
Bottling Group LLC	5.125%	1/15/19	10,275	11,720
Bristol-Myers Squibb Co.	2.000%	8/1/22	8,200	7,451
Brown-Forman Corp.	1.000%	1/15/18	930	913
Brown-Forman Corp.	2.250%	1/15/23	4,350	3,945
Cardinal Health Inc.	4.625%	12/15/20	6,352	6,966
Cardinal Health Inc.	3.200%	3/15/23	2,500	2,404
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,500	1,410
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,033
Celgene Corp.	3.950%	10/15/20	5,762	6,098
Celgene Corp.	3.250%	8/15/22	7,000	6,852
Clorox Co.	3.800%	11/15/21	5,000	5,184
Clorox Co.	3.050%	9/15/22	3,000	2,877
Coca-Cola Co.	4.875%	3/15/19	9,200	10,453
Coca-Cola Co.	3.150%	11/15/20	17,950	18,567
Coca-Cola Co.	3.300%	9/1/21	34,245	35,336
Coca-Cola Co.	3.200%	11/1/23	8,000	7,862
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	3,095	3,091
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,464
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	12,403
Colgate-Palmolive Co.	2.300%	5/3/22	8,000	7,594
Colgate-Palmolive Co.	2.100%	5/1/23	10,000	9,104
ConAgra Foods Inc.	7.000%	4/15/19	3,200	3,865
ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,850
ConAgra Foods Inc.	3.200%	1/25/23	15,000	14,256
Constellation Brands Inc.	3.750%	5/1/21	4,250	4,080
Constellation Brands Inc.	4.250%	5/1/23	2,250	2,115
Covidien International Finance SA	4.200%	6/15/20	5,000	5,401
Covidien International Finance SA	3.200%	6/15/22	13,500	13,402

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Covidien International Finance SA	2.950%	6/15/23	25,330	24,013
CR Bard Inc.	4.400%	1/15/21	13,000	13,965
Delhaize Group SA	6.500%	6/15/17	5,880	6,634
Delhaize Group SA	4.125%	4/10/19	5,000	5,214
DENTSPLY International Inc.	4.125%	8/15/21	1,900	1,949
Diageo Capital plc	4.828%	7/15/20	12,989	14,660
Diageo Capital plc	2.625%	4/29/23	15,000	14,029
Diageo Investment Corp.	2.875%	5/11/22	16,000	15,602
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	5,000	5,104
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,500	2,395
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	3,000	2,816
Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	4,682
Express Scripts Holding Co.	2.650%	2/15/17	5,500	5,700
Express Scripts Holding Co.	7.250%	6/15/19	3,000	3,698
Express Scripts Holding Co.	4.750%	11/15/21	13,625	14,757
Express Scripts Holding Co.	3.900%	2/15/22	8,000	8,189
Flowers Foods Inc.	4.375%	4/1/22	2,000	2,025
General Mills Inc.	5.650%	2/15/19	3,000	3,521
General Mills Inc.	3.150%	12/15/21	8,000	8,078
Genzyme Corp.	5.000%	6/15/20	15,349	17,589
Gilead Sciences Inc.	4.500%	4/1/21	7,996	8,779
Gilead Sciences Inc.	4.400%	12/1/21	14,050	15,239
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	7,400	8,616
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	12,000	11,458
GlaxoSmithKline Capital plc	2.850%	5/8/22	24,000	23,412
Hasbro Inc.	6.300%	9/15/17	5,000	5,751
7 Hawk Acquisition Sub Inc.	4.250%	10/15/20	2,100	2,047
Hershey Co.	4.850%	8/15/15	5,000	5,335
Hershey Co.	4.125%	12/1/20	4,125	4,569
Hormel Foods Corp.	4.125%	4/15/21	3,350	3,572
Kaiser Foundation Hospitals	3.500%	4/1/22	5,765	5,645
Kellogg Co.	1.750%	5/17/17	1,500	1,515
Kimberly-Clark Corp.	6.125%	8/1/17	8,449	9,873
Kimberly-Clark Corp.	7.500%	11/1/18	10,000	12,555
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,529
Koninklijke Philips NV	3.750%	3/15/22	32,849	33,894
Kraft Foods Group Inc.	2.250%	6/5/17	3,980	4,094
Kraft Foods Group Inc.	6.125%	8/23/18	6,000	7,047
Kraft Foods Group Inc.	3.500%	6/6/22	17,600	17,651
Kroger Co.	2.200%	1/15/17	2,920	2,997
Kroger Co.	3.300%	1/15/21	5,500	5,534
Kroger Co.	3.400%	4/15/22	3,000	2,966
Kroger Co.	3.850%	8/1/23	5,000	5,000
Life Technologies Corp.	6.000%	3/1/20	5,000	5,844
Lorillard Tobacco Co.	3.500%	8/4/16	3,100	3,271
Lorillard Tobacco Co.	2.300%	8/21/17	4,000	4,084
Lorillard Tobacco Co.	8.125%	6/23/19	6,000	7,473
Lorillard Tobacco Co.	6.875%	5/1/20	15,815	18,624
McKesson Corp.	7.500%	2/15/19	6,100	7,489
McKesson Corp.	4.750%	3/1/21	3,420	3,744
McKesson Corp.	2.700%	12/15/22	8,469	7,895
McKesson Corp.	2.850%	3/15/23	5,000	4,696
Medco Health Solutions Inc.	7.125%	3/15/18	5,185	6,194
Medtronic Inc.	4.450%	3/15/20	10,000	11,084
Medtronic Inc.	4.125%	3/15/21	8,558	9,170
Medtronic Inc.	3.125%	3/15/22	7,000	7,003
Medtronic Inc.	2.750%	4/1/23	20,000	18,924
Merck & Co. Inc.	6.000%	9/15/17	5,000	5,821
Merck & Co. Inc.	3.875%	1/15/21	16,450	17,645
Merck & Co. Inc.	2.400%	9/15/22	5,950	5,599
Merck & Co. Inc.	2.800%	5/18/23	22,500	21,450
Merck Sharp & Dohme Corp.	5.000%	6/30/19	10,000	11,472
Mondelez International Inc.	4.000%	2/1/24	6,000	6,059
7 Mylan Inc.	2.600%	6/24/18	5,940	6,023

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mylan Inc.	2.550%	3/28/19	3,500	3,493
7 Mylan Inc.	3.125%	1/15/23	11,325	10,586
Mylan Inc.	4.200%	11/29/23	5,800	5,837
Newell Rubbermaid Inc.	2.050%	12/1/17	2,180	2,190
Newell Rubbermaid Inc.	4.700%	8/15/20	5,000	5,407
Novartis Capital Corp.	4.400%	4/24/20	15,000	16,538
Novartis Capital Corp.	2.400%	9/21/22	14,555	13,673
Novartis Securities Investment Ltd.	5.125%	2/10/19	27,894	31,913
PepsiCo Inc.	5.000%	6/1/18	16,500	18,764
PepsiCo Inc.	7.900%	11/1/18	14,000	17,728
PepsiCo Inc.	4.500%	1/15/20	13,800	15,442
PepsiCo Inc.	3.125%	11/1/20	14,500	14,829
PepsiCo Inc.	3.000%	8/25/21	17,990	18,100
PepsiCo Inc.	2.750%	3/5/22	13,860	13,448
PerkinElmer Inc.	5.000%	11/15/21	8,000	8,448
7 Pernod Ricard SA	5.750%	4/7/21	2,250	2,531
7 Pernod Ricard SA	4.450%	1/15/22	5,000	5,186
7 Pernod Ricard SA	4.250%	7/15/22	5,000	5,125
Pfizer Inc.	4.650%	3/1/18	6,000	6,723
Pfizer Inc.	6.200%	3/15/19	24,000	28,663
Pharmacia Corp.	6.500%	12/1/18	6,045	7,375
Philip Morris International Inc.	6.875%	3/17/14	2,750	2,771
Philip Morris International Inc.	2.500%	5/16/16	4,250	4,416
Philip Morris International Inc.	4.500%	3/26/20	11,750	13,028
Philip Morris International Inc.	4.125%	5/17/21	4,000	4,255
Philip Morris International Inc.	2.900%	11/15/21	10,500	10,306
Philip Morris International Inc.	2.500%	8/22/22	13,425	12,488
Philip Morris International Inc.	2.625%	3/6/23	2,000	1,852
Philip Morris International Inc.	3.600%	11/15/23	5,000	4,955
Procter & Gamble Co.	4.700%	2/15/19	21,200	24,205
Procter & Gamble Co.	2.300%	2/6/22	9,275	8,893
Quest Diagnostics Inc.	4.750%	1/30/20	2,000	2,148
Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,198
Reynolds American Inc.	3.250%	11/1/22	5,011	4,729
7 Roche Holdings Inc.	6.000%	3/1/19	17,280	20,466
Sanofi	2.625%	3/29/16	14,860	15,492
Sanofi	1.250%	4/10/18	9,615	9,444
Sanofi	4.000%	3/29/21	23,500	25,206
St. Jude Medical Inc.	3.250%	4/15/23	37,138	36,015
Stryker Corp.	4.375%	1/15/20	10,000	11,063
Sysco Corp.	5.250%	2/12/18	12,000	13,592
Sysco Corp.	2.600%	6/12/22	4,000	3,775
7 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	24,510	24,448
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	20,550	20,413
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	25,150	23,195
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	25,535	25,364
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	7,000	6,685
Thermo Fisher Scientific Inc.	5.000%	6/1/15	3,100	3,276
Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,920
Thermo Fisher Scientific Inc.	4.700%	5/1/20	4,400	4,853
Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,424
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,625	7,741
Tyson Foods Inc.	4.500%	6/15/22	15,750	16,301
Unilever Capital Corp.	4.800%	2/15/19	1,920	2,179
Unilever Capital Corp.	4.250%	2/10/21	9,300	10,154
Wyeth LLC	5.500%	2/15/16	5,000	5,500
Zoetis Inc.	1.875%	2/1/18	4,000	4,005
Zoetis Inc.	3.250%	2/1/23	10,000	9,629
Energy (5.8%)
Anadarko Petroleum Corp.	6.375%	9/15/17	10,000	11,521
Apache Corp.	3.625%	2/1/21	11,000	11,530
Apache Corp.	3.250%	4/15/22	19,324	19,421
Baker Hughes Inc.	7.500%	11/15/18	4,845	6,037

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baker Hughes Inc.	3.200%	8/15/21	3,720	3,788
BP Capital Markets plc	1.375%	11/6/17	10,500	10,464
BP Capital Markets plc	1.375%	5/10/18	2,000	1,969
BP Capital Markets plc	4.750%	3/10/19	15,350	17,335
BP Capital Markets plc	4.500%	10/1/20	30,500	33,427
BP Capital Markets plc	4.742%	3/11/21	8,748	9,657
BP Capital Markets plc	3.561%	11/1/21	31,470	32,244
BP Capital Markets plc	3.245%	5/6/22	35,000	34,489
BP Capital Markets plc	2.500%	11/6/22	11,500	10,697
BP Capital Markets plc	2.750%	5/10/23	34,560	32,057
Canadian Natural Resources Ltd.	5.700%	5/15/17	3,190	3,625
Canadian Natural Resources Ltd.	3.450%	11/15/21	2,000	2,026
Chevron Corp.	4.950%	3/3/19	3,347	3,835
Chevron Corp.	2.427%	6/24/20	8,000	7,992
Chevron Corp.	2.355%	12/5/22	39,000	36,483
Chevron Corp.	3.191%	6/24/23	37,083	36,701
ConocoPhillips	5.750%	2/1/19	23,935	28,172
ConocoPhillips	6.000%	1/15/20	5,000	5,997
ConocoPhillips Co.	2.400%	12/15/22	10,000	9,417
Continental Resources Inc.	5.000%	9/15/22	7,000	7,210
Continental Resources Inc.	4.500%	4/15/23	6,000	6,150
Devon Energy Corp.	6.300%	1/15/19	5,000	5,924
Diamond Offshore Drilling Inc.	5.875%	5/1/19	5,000	5,841
Diamond Offshore Drilling Inc.	3.450%	11/1/23	6,000	5,902
Ensco plc	4.700%	3/15/21	10,000	10,763
EOG Resources Inc.	5.875%	9/15/17	3,000	3,456
EOG Resources Inc.	5.625%	6/1/19	10,250	11,940
EOG Resources Inc.	4.400%	6/1/20	12,000	13,161
EOG Resources Inc.	4.100%	2/1/21	6,000	6,433
EOG Resources Inc.	2.625%	3/15/23	10,958	10,289
EQT Corp.	8.125%	6/1/19	5,500	6,766
Halliburton Co.	6.150%	9/15/19	12,631	15,137
Halliburton Co.	3.250%	11/15/21	14,800	15,045
Halliburton Co.	3.500%	8/1/23	5,000	4,964
Hess Corp.	8.125%	2/15/19	5,075	6,368
Marathon Oil Corp.	6.000%	10/1/17	7,213	8,294
7 Motiva Enterprises LLC	5.750%	1/15/20	5,000	5,751
Nabors Industries Inc.	5.000%	9/15/20	3,319	3,525
National Oilwell Varco Inc.	2.600%	12/1/22	34,000	32,067
Noble Energy Inc.	8.250%	3/1/19	6,000	7,567
Noble Holding International Ltd.	4.900%	8/1/20	5,000	5,411
Noble Holding International Ltd.	3.950%	3/15/22	1,000	990
Occidental Petroleum Corp.	1.500%	2/15/18	7,500	7,455
Occidental Petroleum Corp.	4.100%	2/1/21	24,525	26,327
Occidental Petroleum Corp.	3.125%	2/15/22	15,080	14,959
Occidental Petroleum Corp.	2.700%	2/15/23	20,604	19,354
Petro-Canada	6.050%	5/15/18	4,000	4,660
Phillips 66	2.950%	5/1/17	4,000	4,187
Phillips 66	4.300%	4/1/22	9,000	9,390
Pioneer Natural Resources Co.	3.950%	7/15/22	5,000	5,079
Pride International Inc.	6.875%	8/15/20	9,178	11,143
Rowan Cos. Inc.	4.875%	6/1/22	5,000	5,111
Schlumberger Investment SA	3.650%	12/1/23	17,000	17,424
Shell International Finance BV	5.200%	3/22/17	2,680	2,997
Shell International Finance BV	4.300%	9/22/19	16,000	17,794
Shell International Finance BV	4.375%	3/25/20	14,035	15,571
Shell International Finance BV	2.375%	8/21/22	39,609	37,043
Shell International Finance BV	2.250%	1/6/23	3,500	3,241
Shell International Finance BV	3.400%	8/12/23	5,000	5,011
Southwestern Energy Co.	7.500%	2/1/18	5,000	5,963
Southwestern Energy Co.	4.100%	3/15/22	5,000	5,104
Suncor Energy Inc.	6.100%	6/1/18	5,000	5,842
Talisman Energy Inc.	7.750%	6/1/19	3,000	3,644
Talisman Energy Inc.	3.750%	2/1/21	3,300	3,274

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Total Capital Canada Ltd.	1.450%	1/15/18	7,700	7,717
Total Capital Canada Ltd.	2.750%	7/15/23	7,000	6,619
Total Capital International SA	1.550%	6/28/17	2,450	2,476
Total Capital International SA	2.875%	2/17/22	28,500	27,909
Total Capital International SA	2.700%	1/25/23	23,160	21,933
Total Capital International SA	3.750%	4/10/24	10,000	10,152
Total Capital SA	4.450%	6/24/20	25,212	27,903
Total Capital SA	4.125%	1/28/21	12,525	13,505
Transocean Inc.	2.500%	10/15/17	2,380	2,413
Transocean Inc.	6.500%	11/15/20	5,000	5,680
Transocean Inc.	6.375%	12/15/21	18,000	20,062
Transocean Inc.	3.800%	10/15/22	5,000	4,702
Valero Energy Corp.	9.375%	3/15/19	4,200	5,513
Weatherford International Ltd.	6.000%	3/15/18	10,000	11,299
Weatherford International Ltd.	9.625%	3/1/19	3,750	4,865
Weatherford International Ltd.	5.125%	9/15/20	5,000	5,422
Other Industrial (0.0%)
Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,604

Technology (4.2%)
Agilent Technologies Inc.	5.000%	7/15/20	11,000	12,042
Altera Corp.	1.750%	5/15/17	3,205	3,226
Altera Corp.	2.500%	11/15/18	10,000	10,124
Altera Corp.	4.100%	11/15/23	4,623	4,623
Apple Inc.	2.400%	5/3/23	78,300	71,666
Applied Materials Inc.	4.300%	6/15/21	13,615	14,517
Baidu Inc.	3.250%	8/6/18	10,100	10,186
Baidu Inc.	3.500%	11/28/22	13,000	11,763
Broadcom Corp.	2.500%	8/15/22	15,000	13,819
Cisco Systems Inc.	4.950%	2/15/19	11,800	13,443
Cisco Systems Inc.	4.450%	1/15/20	25,000	27,803
Corning Inc.	1.450%	11/15/17	5,150	5,158
Corning Inc.	6.625%	5/15/19	5,710	6,948
Corning Inc.	4.250%	8/15/20	9,000	9,879
Corning Inc.	3.700%	11/15/23	15,000	15,247
EMC Corp.	1.875%	6/1/18	6,700	6,711
EMC Corp.	2.650%	6/1/20	21,955	21,976
EMC Corp.	3.375%	6/1/23	15,000	14,805
Equifax Inc.	6.300%	7/1/17	5,000	5,717
Fidelity National Information Services Inc.	3.500%	4/15/23	6,925	6,528
Fiserv Inc.	3.500%	10/1/22	8,000	7,796
Hewlett-Packard Co.	5.400%	3/1/17	2,500	2,790
Hewlett-Packard Co.	5.500%	3/1/18	2,000	2,258
Hewlett-Packard Co.	2.750%	1/14/19	6,250	6,275
Hewlett-Packard Co.	4.300%	6/1/21	20,000	20,480
Hewlett-Packard Co.	4.375%	9/15/21	13,022	13,357
Hewlett-Packard Co.	4.650%	12/9/21	5,000	5,234
Intel Corp.	1.350%	12/15/17	9,000	8,977
Intel Corp.	3.300%	10/1/21	44,900	45,662
Intel Corp.	2.700%	12/15/22	38,000	35,897
International Business Machines Corp.	5.700%	9/14/17	14,601	16,793
International Business Machines Corp.	7.625%	10/15/18	14,500	18,201
International Business Machines Corp.	1.625%	5/15/20	20,000	19,050
International Business Machines Corp.	2.900%	11/1/21	13,000	12,884
International Business Machines Corp.	1.875%	8/1/22	11,000	9,886
Microsoft Corp.	4.200%	6/1/19	3,800	4,227
Microsoft Corp.	3.000%	10/1/20	4,000	4,138
Microsoft Corp.	4.000%	2/8/21	8,000	8,735
Microsoft Corp.	2.125%	11/15/22	13,500	12,456
Microsoft Corp.	2.375%	5/1/23	10,000	9,276
Microsoft Corp.	3.625%	12/15/23	19,000	19,388
Motorola Solutions Inc.	3.750%	5/15/22	7,000	6,946
Oracle Corp.	5.750%	4/15/18	4,160	4,840

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oracle Corp.	2.375%	1/15/19	3,250	3,303
	Oracle Corp.	5.000%	7/8/19	14,000	16,007
	Oracle Corp.	3.875%	7/15/20	13,000	14,007
	Oracle Corp.	2.500%	10/15/22	33,000	30,995
	Oracle Corp.	3.625%	7/15/23	14,000	14,140
	Pitney Bowes Inc.	5.750%	9/15/17	4,707	5,246
7	Seagate HDD Cayman	3.750%	11/15/18	5,670	5,798
	Texas Instruments Inc.	2.250%	5/1/23	5,000	4,548
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,471
	Verisk Analytics Inc.	4.125%	9/12/22	12,800	12,777
	Xerox Corp.	6.350%	5/15/18	5,000	5,857
	Xerox Corp.	5.625%	12/15/19	8,000	9,082
	Transportation (1.2%)
5,7	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	6,793	7,277
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,408
	Canadian National Railway Co.	2.850%	12/15/21	7,380	7,334
	Canadian Pacific Railway Co.	7.250%	5/15/19	3,375	4,147
	Canadian Pacific Railway Co.	4.450%	3/15/23	2,085	2,218
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	5,325	5,699
5	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	1,965	2,128
5	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	455	481
5	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,488	1,697
5	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,535	1,735
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	4,130	4,760
5	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,550	1,604
	CSX Corp.	7.900%	5/1/17	5,000	5,978
	CSX Corp.	7.375%	2/1/19	3,375	4,181
5,9	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	1,996	2,271
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,213	2,540
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	4,642	5,437
5	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	7,819	8,777
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	3,497	3,776
7	ERAC USA Finance LLC	6.375%	10/15/17	6,370	7,402
7	ERAC USA Finance LLC	5.250%	10/1/20	3,750	4,211
7	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,336
5	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	3,525	3,358
	JB Hunt Transport Services Inc.	3.375%	9/15/15	4,920	5,094
4,5,9	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.663%	9/15/15	2,540	2,526
4,5,9	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.691%	5/15/18	2,465	2,376
	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	5,000	4,778
	Ryder System Inc.	2.500%	3/1/17	2,000	2,059
	Ryder System Inc.	2.350%	2/26/19	8,120	8,099
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	3,964	4,558
	United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,914
	United Parcel Service Inc.	5.500%	1/15/18	5,100	5,878
	United Parcel Service Inc.	3.125%	1/15/21	34,200	35,116
	United Parcel Service Inc.	2.450%	10/1/22	30,700	29,174
					6,976,523
Utilities (7.5%)
	Electric (6.3%)
	Alabama Power Co.	3.375%	10/1/20	7,000	7,306
	Alabama Power Co.	3.550%	12/1/23	5,750	5,802
	Ameren Illinois Co.	6.125%	11/15/17	1,650	1,920
	Ameren Illinois Co.	2.700%	9/1/22	22,449	21,598
	American Electric Power Co. Inc.	1.650%	12/15/17	4,770	4,729
	Appalachian Power Co.	5.000%	6/1/17	640	702
	Appalachian Power Co.	4.600%	3/30/21	3,000	3,297

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Arizona Public Service Co.	8.750%	3/1/19	10,850	14,017
	Baltimore Gas & Electric Co.	3.500%	11/15/21	8,925	9,139
	Baltimore Gas & Electric Co.	3.350%	7/1/23	3,000	2,964
	CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	7,330	6,842
	CenterPoint Energy Inc.	5.950%	2/1/17	3,115	3,518
	CenterPoint Energy Inc.	6.500%	5/1/18	2,000	2,350
	CMS Energy Corp.	6.550%	7/17/17	750	869
	CMS Energy Corp.	5.050%	2/15/18	4,730	5,260
	CMS Energy Corp.	8.750%	6/15/19	11,180	14,448
	CMS Energy Corp.	6.250%	2/1/20	3,255	3,826
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,630
	Commonwealth Edison Co.	1.950%	9/1/16	2,500	2,561
	Commonwealth Edison Co.	6.150%	9/15/17	1,570	1,821
	Commonwealth Edison Co.	5.800%	3/15/18	4,110	4,760
	Commonwealth Edison Co.	4.000%	8/1/20	19,071	20,687
	Commonwealth Edison Co.	3.400%	9/1/21	5,400	5,542
	Connecticut Light & Power Co.	5.650%	5/1/18	3,100	3,569
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	13,573
	Connecticut Light & Power Co.	2.500%	1/15/23	18,240	17,186
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	11,275	13,693
	Consumers Energy Co.	5.650%	9/15/18	1,000	1,166
	Consumers Energy Co.	6.125%	3/15/19	5,600	6,680
	Consumers Energy Co.	6.700%	9/15/19	6,319	7,766
	Consumers Energy Co.	5.650%	4/15/20	10,683	12,540
	Consumers Energy Co.	2.850%	5/15/22	15,640	15,379
	Consumers Energy Co.	3.375%	8/15/23	3,144	3,153
	DTE Electric Co.	3.450%	10/1/20	7,680	7,984
	DTE Electric Co.	3.900%	6/1/21	14,650	15,610
	DTE Electric Co.	2.650%	6/15/22	1,000	967
	Duke Energy Carolinas LLC	1.750%	12/15/16	2,875	2,950
	Duke Energy Carolinas LLC	7.000%	11/15/18	6,100	7,491
	Duke Energy Carolinas LLC	4.300%	6/15/20	12,915	14,223
	Duke Energy Carolinas LLC	3.900%	6/15/21	8,686	9,342
	Duke Energy Corp.	2.100%	6/15/18	2,445	2,463
	Duke Energy Corp.	6.250%	6/15/18	4,272	4,997
	Duke Energy Florida Inc.	5.650%	6/15/18	6,005	6,964
	Duke Energy Florida Inc.	4.550%	4/1/20	9,645	10,724
	Duke Energy Florida Inc.	3.100%	8/15/21	4,400	4,459
	Duke Energy Indiana Inc.	3.750%	7/15/20	14,270	15,217
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,784
	Duke Energy Progress Inc.	5.300%	1/15/19	13,177	15,199
	Duke Energy Progress Inc.	3.000%	9/15/21	17,523	17,642
	Duke Energy Progress Inc.	2.800%	5/15/22	10,405	10,216
7	EDP Finance BV	5.250%	1/14/21	6,220	6,365
	Entergy Arkansas Inc.	3.750%	2/15/21	3,770	3,840
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,260	1,460
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	13,834
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	6,759
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,570
	Exelon Generation Co. LLC	4.000%	10/1/20	4,000	4,057
	Exelon Generation Co. LLC	4.250%	6/15/22	5,000	4,924
	FirstEnergy Corp.	2.750%	3/15/18	7,790	7,813
	FirstEnergy Corp.	4.250%	3/15/23	2,490	2,422
	Florida Power & Light Co.	2.750%	6/1/23	9,200	8,869
5,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,045	5,272
	Georgia Power Co.	5.700%	6/1/17	1,185	1,360
	Georgia Power Co.	5.400%	6/1/18	8,000	9,191
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	6,054
7	Kansas Gas & Electric Co.	6.700%	6/15/19	4,824	5,836
	Kentucky Utilities Co.	3.250%	11/1/20	9,740	10,054
	LG&E & KU Energy LLC	3.750%	11/15/20	13,086	13,518
	LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,322
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,107
	MidAmerican Energy Co.	5.300%	3/15/18	7,997	9,107

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,634
MidAmerican Energy Holdings Co.	5.750%	4/1/18	8,380	9,662
7 MidAmerican Energy Holdings Co.	2.000%	11/15/18	10,310	10,276
7 MidAmerican Energy Holdings Co.	3.750%	11/15/23	8,000	8,000
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	2,889	2,898
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	7,691	8,667
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	9,980	13,635
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	12,950	12,737
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	12,340	12,288
Nevada Power Co.	6.500%	8/1/18	2,337	2,790
Nevada Power Co.	7.125%	3/15/19	7,350	9,045
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,976	10,315
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	8,755	9,247
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	930	904
5 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,850	2,822
7 Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	1,897
Northeast Utilities	2.800%	5/1/23	2,000	1,872
Northern States Power Co.	2.150%	8/15/22	3,000	2,775
NSTAR Electric Co.	5.625%	11/15/17	3,000	3,452
NSTAR Electric Co.	2.375%	10/15/22	7,700	7,193
NSTAR LLC	4.500%	11/15/19	7,000	7,720
NV Energy Inc.	6.250%	11/15/20	3,920	4,601
Pacific Gas & Electric Co.	3.500%	10/1/20	29,000	30,272
Pacific Gas & Electric Co.	4.250%	5/15/21	15,200	16,331
Pacific Gas & Electric Co.	3.250%	9/15/21	9,250	9,306
Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,097
Pacific Gas & Electric Co.	3.250%	6/15/23	6,000	5,811
PacifiCorp	5.500%	1/15/19	11,244	13,046
PacifiCorp	3.850%	6/15/21	20,344	21,603
PacifiCorp	2.950%	2/1/22	5,954	5,871
Pennsylvania Electric Co.	6.050%	9/1/17	1,415	1,590
Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,254
PPL Electric Utilities Corp.	3.000%	9/15/21	15,868	15,987
7 PPL WEM Holdings plc	3.900%	5/1/16	2,875	3,048
7 PPL WEM Holdings plc	5.375%	5/1/21	3,000	3,287
Progress Energy Inc.	3.150%	4/1/22	5,000	4,877
Public Service Co. of Colorado	5.800%	8/1/18	3,280	3,835
Public Service Co. of Colorado	5.125%	6/1/19	2,500	2,862
Public Service Co. of Colorado	3.200%	11/15/20	5,000	5,131
Public Service Co. of Colorado	2.250%	9/15/22	5,000	4,685
Public Service Co. of New Mexico	7.950%	5/15/18	1,398	1,678
Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,389
Public Service Electric & Gas Co.	2.375%	5/15/23	10,325	9,567
Puget Energy Inc.	6.500%	12/15/20	17,000	20,094
Puget Energy Inc.	5.625%	7/15/22	7,235	8,115
SCANA Corp.	6.250%	4/1/20	8,500	9,621
SCANA Corp.	4.750%	5/15/21	7,900	8,296
Sierra Pacific Power Co.	6.000%	5/15/16	2,500	2,793
Southern California Edison Co.	3.875%	6/1/21	11,156	11,907
Southern California Edison Co.	3.500%	10/1/23	17,500	17,600
Southwestern Electric Power Co.	5.550%	1/15/17	3,000	3,305
Southwestern Electric Power Co.	6.450%	1/15/19	2,118	2,482
Tampa Electric Co.	5.400%	5/15/21	13,000	14,935
Tampa Electric Co.	2.600%	9/15/22	4,070	3,858
TECO Finance Inc.	5.150%	3/15/20	14,332	16,046
UIL Holdings Corp.	4.625%	10/1/20	7,000	7,318
Union Electric Co.	6.400%	6/15/17	3,000	3,481
Union Electric Co.	6.700%	2/1/19	2,427	2,951
Virginia Electric & Power Co.	5.950%	9/15/17	5,000	5,804
Virginia Electric & Power Co.	5.400%	4/30/18	6,137	7,044
Virginia Electric & Power Co.	5.000%	6/30/19	3,930	4,472
Virginia Electric & Power Co.	3.450%	9/1/22	3,000	3,090
Westar Energy Inc.	5.100%	7/15/20	10,100	11,459
Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,270

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Wisconsin Energy Corp.	6.250%	5/15/67	6,415	6,567
Wisconsin Power & Light Co.	5.000%	7/15/19	4,500	5,103
Xcel Energy Inc.	5.613%	4/1/17	2,079	2,291
Natural Gas (1.2%)
Atmos Energy Corp.	8.500%	3/15/19	5,000	6,458
Boardwalk Pipelines LP	5.750%	9/15/19	4,935	5,557
Buckeye Partners LP	4.875%	2/1/21	5,000	5,249
CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,270
7 Centrica plc	4.000%	10/16/23	2,170	2,174
El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,000	3,384
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	18,295	21,126
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	5,150	5,469
Enbridge Energy Partners LP	6.500%	4/15/18	1,750	2,052
Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,757
5 Enbridge Energy Partners LP	8.050%	10/1/77	1,110	1,249
Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,777
Energy Transfer Partners LP	9.000%	4/15/19	2,334	2,976
Energy Transfer Partners LP	4.650%	6/1/21	12,850	13,442
Energy Transfer Partners LP	5.200%	2/1/22	8,000	8,578
5 Enterprise Products Operating LLC	8.375%	8/1/66	3,000	3,334
Kinder Morgan Energy Partners LP	5.950%	2/15/18	1,230	1,410
Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,100	2,098
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,920
Kinder Morgan Energy Partners LP	6.850%	2/15/20	8,227	9,855
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,665
Kinder Morgan Energy Partners LP	4.150%	3/1/22	7,240	7,349
Nisource Finance Corp.	6.400%	3/15/18	1,463	1,707
Nisource Finance Corp.	6.800%	1/15/19	1,500	1,793
Nisource Finance Corp.	6.125%	3/1/22	5,000	5,753
ONEOK Partners LP	8.625%	3/1/19	2,000	2,540
Sempra Energy	6.500%	6/1/16	13,327	14,989
Sempra Energy	2.300%	4/1/17	1,094	1,125
Sempra Energy	6.150%	6/15/18	5,938	6,937
Sempra Energy	9.800%	2/15/19	4,340	5,779
Sempra Energy	2.875%	10/1/22	7,000	6,601
Sempra Energy	4.050%	12/1/23	2,000	2,026
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	3,485	3,615
5 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	4,120
Williams Partners LP	4.500%	11/15/23	11,000	11,156

				1,247,408

Total Corporate Bonds (Cost $12,501,122)				12,850,516

Sovereign Bonds (U.S. Dollar-Denominated) (3.8%)
7 Abu Dhabi National Energy Co.	6.165%	10/25/17	1,000	1,137
7 Abu Dhabi National Energy Co.	3.625%	1/12/23	1,000	948
7 Aruba	4.625%	9/14/23	1,000	943
Asian Development Bank	1.125%	3/15/17	4,000	4,028
Asian Development Bank	1.875%	10/23/18	3,000	3,048
Banco do Brasil SA	3.875%	10/10/22	1,000	862
7 Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	4,500	4,581
7 Bank Nederlandse Gemeenten	1.375%	9/27/17	1,500	1,494
7 Bank Nederlandse Gemeenten	2.500%	1/23/23	1,000	947
7 Bank of China Hong Kong Ltd.	3.750%	11/8/16	920	966
7 Bermuda	5.603%	7/20/20	2,300	2,486
7 Bermuda	4.138%	1/3/23	2,000	1,912
7 Bermuda	4.854%	2/6/24	1,000	991
7 Caixa Economica Federal	2.375%	11/6/17	3,000	2,759
Canada	0.875%	2/14/17	5,000	5,019
Cayman Islands	5.950%	11/24/19	500	556
7 CEZ AS	4.250%	4/3/22	1,000	1,021
China Development Bank Corp.	5.000%	10/15/15	1,500	1,599
7 CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,000	974
7 CNPC General Capital Ltd.	3.400%	4/16/23	1,000	918

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Corp. Andina de Fomento	3.750%	1/15/16	11,500	12,030
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,386
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	2,981
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,500	1,490
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	1,500	1,544
	Ecopetrol SA	7.375%	9/18/43	1,000	1,077
7	Electricite de France	6.000%	1/22/14	50	53
5,7	ENA Norte Trust	4.950%	4/25/28	1,873	1,812
	European Investment Bank	2.250%	3/15/16	8,000	8,290
	European Investment Bank	2.125%	7/15/16	10,000	10,370
	European Investment Bank	2.875%	9/15/20	20,000	20,615
	European Investment Bank	3.250%	1/29/24	2,000	2,034
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,144
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,103
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,046
	Export-Import Bank of Korea	5.125%	6/29/20	2,000	2,212
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,043
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,026
	Federative Republic of Brazil	2.625%	1/5/23	16,000	13,664
	FMS Wertmanagement AoeR	1.625%	11/20/18	5,000	4,996
7	Industrial Bank of Korea	7.125%	4/23/14	1,700	1,723
	Inter-American Development Bank	1.375%	10/18/16	3,000	3,048
	Inter-American Development Bank	2.125%	11/9/20	3,100	3,059
	International Finance Corp.	1.000%	4/24/17	6,700	6,711
	International Finance Corp.	1.750%	9/4/18	3,000	3,013
7	IPIC GMTN Ltd.	5.500%	3/1/22	800	880
10	Japan Bank for International Cooperation	2.500%	5/18/16	8,000	8,315
10	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,056
7	KazMunayGas National Co. JSC	4.400%	4/30/23	2,000	1,821
11	KFW	0.625%	4/24/15	25,000	25,105
11	KFW	1.250%	2/15/17	4,000	4,041
11	KFW	1.000%	6/11/18	11,750	11,502
11	KFW	2.750%	10/1/20	3,000	3,083
11	KFW	2.625%	1/25/22	9,000	9,023
11	KFW	2.000%	10/4/22	2,000	1,875
7	Kingdom of Spain	4.000%	3/6/18	5,100	5,345
7	Kommunalbanken AS	1.000%	9/26/17	1,500	1,489
	Korea Development Bank	3.875%	5/4/17	5,000	5,316
	Korea Development Bank	1.500%	1/22/18	2,000	1,952
	Korea Finance Corp.	3.250%	9/20/16	1,000	1,046
	Korea Finance Corp.	4.625%	11/16/21	2,000	2,152
7	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,339
7	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,020
7	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,799
11	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	5,161
11	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	1,936
7	Mega Advance Investments Ltd.	5.000%	5/12/21	2,000	2,056
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,332
	North American Development Bank	2.300%	10/10/18	1,500	1,494
	North American Development Bank	2.400%	10/26/22	1,300	1,201
	Pemex Project Funding Master Trust	5.750%	3/1/18	15,500	17,127
7	Pertamina Persero PT	6.000%	5/3/42	1,000	812
	Petrobras International Finance Co.	5.875%	3/1/18	30,330	32,229
	Petrobras International Finance Co.	5.750%	1/20/20	21,375	22,037
	Petrobras International Finance Co.	5.375%	1/27/21	19,775	19,540
	Petrobras International Finance Co.	6.750%	1/27/41	2,500	2,254
	Petroleos Mexicanos	8.000%	5/3/19	3,200	3,855
	Petroleos Mexicanos	6.000%	3/5/20	7,000	7,698
	Petroleos Mexicanos	5.500%	1/21/21	6,500	6,929
	Petroleos Mexicanos	4.875%	1/24/22	16,000	16,259
	Petroleos Mexicanos	3.500%	1/30/23	2,000	1,815
7	Petronas Capital Ltd.	5.250%	8/12/19	2,000	2,222
	Province of British Columbia	2.650%	9/22/21	1,500	1,501
	Province of Manitoba	1.750%	5/30/19	2,000	1,990

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of New Brunswick	2.750%	6/15/18	2,500	2,627
	Province of Ontario	1.000%	7/22/16	3,575	3,589
	Province of Ontario	3.000%	7/16/18	15,000	15,876
	Province of Ontario	4.000%	10/7/19	4,500	4,941
	PTT Public Co. Ltd.	3.375%	10/25/22	2,000	1,798
7,12	Qatari Diar Finance QSC	3.500%	7/21/15	500	517
7	Qtel International Finance Ltd.	4.750%	2/16/21	1,500	1,583
7	Qtel International Finance Ltd.	3.250%	2/21/23	700	640
	Quebec	2.750%	8/25/21	10,500	10,422
	Quebec	2.625%	2/13/23	5,700	5,389
7	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,797
	Republic of Chile	3.250%	9/14/21	4,700	4,672
	Republic of Colombia	7.375%	3/18/19	2,000	2,386
	Republic of Colombia	4.375%	7/12/21	10,200	10,394
	Republic of Colombia	6.125%	1/18/41	4,000	4,200
5	Republic of Colombia	5.625%	2/26/44	3,000	2,982
	Republic of Hungary	5.750%	11/22/23	2,350	2,341
7	Republic of Iceland	4.875%	6/16/16	1,000	1,043
7	Republic of Indonesia	6.625%	2/17/37	1,000	993
	Republic of Italy	4.750%	1/25/16	1,000	1,069
	Republic of Italy	5.250%	9/20/16	13,500	14,695
	Republic of Italy	5.375%	6/12/17	7,000	7,761
	Republic of Korea	7.125%	4/16/19	1,500	1,843
7	Republic of Latvia	2.750%	1/12/20	1,000	952
7	Republic of Namibia	5.500%	11/3/21	500	503
	Republic of Panama	5.200%	1/30/20	7,300	7,916
	Republic of Phillippines	4.200%	1/21/24	2,730	2,757
	Republic of Poland	3.875%	7/16/15	3,000	3,135
	Republic of Poland	6.375%	7/15/19	6,000	7,020
	Republic of Poland	5.125%	4/21/21	7,000	7,604
	Republic of Poland	4.000%	1/22/24	3,250	3,201
7	Republic of Romania	4.375%	8/22/23	1,000	950
7	Republic of Romania	4.875%	1/22/24	2,500	2,466
7	Republic of Serbia	5.875%	12/3/18	1,850	1,887
	Republic of South Africa	6.875%	5/27/19	2,000	2,255
	Republic of South Africa	5.500%	3/9/20	4,000	4,231
	Republic of South Africa	5.875%	9/16/25	4,000	4,101
	Republic of Turkey	7.000%	9/26/16	28,200	30,907
	Republic of Turkey	5.625%	3/30/21	2,300	2,304
	Republic of Turkey	3.250%	3/23/23	9,500	7,804
	Republic of Turkey	7.375%	2/5/25	6,500	7,053
5,7	Russian Federation	7.500%	3/31/30	751	866
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,771
	State of Israel	5.125%	3/26/19	2,550	2,900
	State of Israel	3.150%	6/30/23	2,000	1,921
7	State of Qatar	5.250%	1/20/20	1,000	1,124
	Statoil ASA	2.450%	1/17/23	3,000	2,804
	Statoil ASA	3.950%	5/15/43	1,000	913
	Statoil ASA	4.800%	11/8/43	2,000	2,092
	Svensk Exportkredit AB	1.750%	10/20/15	3,000	3,067
7	TDIC Finance Ltd.	6.500%	7/2/14	2,600	2,665
7	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	922
	United Mexican States	3.500%	1/21/21	4,000	3,988
	United Mexican States	5.550%	1/21/45	7,000	7,058
	United Mexican States	5.750%	10/12/10	5,800	5,266
	VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	2,000	2,128

Total Sovereign Bonds (Cost $638,065)					636,355

Taxable Municipal Bonds (0.3%)
	California GO	5.750%	3/1/17	2,000	2,246
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,230
	Illinois GO	5.365%	3/1/17	1,000	1,099

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois GO	5.000%	1/1/23	1,000	1,009
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.885%	1/1/21	1,000	981
Johns Hopkins University Maryland GO	5.250%	7/1/19	713	816
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	12,000	12,564
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	5,475	5,815
4 Mississippi GO (Nissan North America, Inc. Project)	0.870%	11/1/17	5,520	5,535
4 New Mexico Educational Assistance Foundation 2013-1	0.870%	1/2/25	5,524	5,499
New York City NY Transitional Finance Authority Future
Tax Revenue	5.125%	2/1/24	1,500	1,695
New York State Dormitory Authority Revenue
(Employer Assessment)	3.892%	12/1/24	2,000	2,048
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,396
4 South Carolina Public Service Authority Revenue	1.045%	6/1/15	8,250	8,281
Texas GO	3.682%	8/1/24	2,000	2,046
University of California Revenue	2.054%	5/15/18	500	509
University of California Revenue	2.300%	5/15/21	1,000	962

Total Taxable Municipal Bonds (Cost $53,255)				54,731

Tax-Exempt Municipal Bonds (1.0%)
Arizona Transportation Board Highway Revenue	5.000%	7/1/36	1,580	1,701
Arizona Transportation Board Highway Revenue	5.000%	7/1/37	3,275	3,517
Arizona Transportation Board Highway Revenue	5.000%	7/1/38	2,020	2,160
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	5.000%	4/1/43	1,780	1,851
California GO	5.000%	4/1/43	3,465	3,625
Cary NC Combined Enterprise System Revenue	5.000%	12/1/42	2,910	3,152
Contra Costa CA Community College District GO	5.000%	8/1/38	1,845	1,976
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.000%	10/1/37	4,370	4,700
Houston TX Community College System GO	5.000%	2/15/43	2,650	2,828
Houston TX Utility System Revenue	5.000%	11/15/38	1,490	1,601
Los Angeles CA Department of Water & Power
Revenue	5.000%	7/1/37	1,630	1,748
Los Angeles CA Department of Water & Power
Revenue	5.000%	7/1/43	4,340	4,612
Los Angeles CA Wastewater System Revenue	5.000%	6/1/35	3,820	4,140
7 Louisiana Public Facilities Authority Dock & Wharf
Revenue (Impala Warehousing LLC Project)	6.500%	7/1/36	3,300	3,064
Massachusetts GO	5.000%	8/1/37	6,890	7,411
Massachusetts GO	5.000%	8/1/41	13,775	14,706
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.000%	5/15/38	3,285	3,551
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.000%	10/15/41	3,310	3,516
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.000%	5/15/43	2,320	2,480
New York City NY GO	5.000%	3/1/37	1,380	1,468
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	2,565	2,725
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/44	4,455	4,619
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/45	2,970	3,106
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.000%	6/15/47	5,940	6,201
New York City NY Transitional Finance Authority Future
Tax Revenue	5.000%	2/1/42	4,250	4,476

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY Transitional Finance Authority Future
Tax Revenue	5.000%	5/1/42	4,215	4,468
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.000%	2/15/42	2,740	2,879
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.000%	3/15/42	4,110	4,320
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.000%	2/15/43	1,375	1,450
New York State Environmental Facilities Corp. Revenue
(State Revolving Funds)	5.000%	11/15/38	4,200	4,547
San Antonio TX Water Revenue	5.000%	5/15/40	6,600	7,081
San Diego CA Community College District GO	5.000%	8/1/43	8,965	9,536
St. Louis MO Metropolitan Sewer District Wastewater
System Revenue	5.000%	5/1/42	6,795	7,312
University of California Revenue	5.000%	5/15/36	2,070	2,242
University of California Revenue	5.000%	5/15/39	4,025	4,325
University of Colorado Enterprise System Revenue	5.000%	6/1/37	1,870	2,007
University of Virginia Revenue	5.000%	6/1/43	3,935	4,293
University of Washington Revenue	5.000%	7/1/41	6,640	7,140
Washington GO	5.000%	8/1/37	7,709	8,371
Washington GO	5.000%	8/1/38	8,190	8,866

Total Tax-Exempt Municipal Bonds (Cost $167,550)				173,771

			Shares

Convertible Preferred Stocks (0.0%)
8 Lehman Brothers Holdings Inc. Pfd.
	7.250%
(Cost $8,571)			8,740	—

Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
13 Vanguard Market Liquidity Fund (Cost $136,125)	0.130%		136,124,532	136,125
Total Investments (98.5%) (Cost $16,075,999)				16,468,148
	Expiration Date		Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 124.50	2/21/14		524	(770)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 125.50	2/21/14		532	(407)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price 122.50	2/21/14		1,056	(33)

Total Liability for Options Written (Premiums received $679)				(1,210)
Other Assets and Other Liabilities—Net (1.5%)				250,392
Net Assets (100%)				16,717,330

1 Securities with a value of $14,303,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $813,000 have been segregated as collateral for open over-the-counter swap contracts.
3 Securities with a value of $552,000 have been segregated as initial margin for open cleared swap contracts.
4 Adjustable-rate security.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the aggregate value of these securities was $1,163,085,000, representing 7.0% of net assets.

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

8 Non-income-producing security--security in default.
9 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the State of Qatar.
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

67

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (2.8%)
U.S. Government Securities (2.4%)
1,2,3	United States Treasury Note/Bond	4.500%	2/15/36	269,125	314,370
	United States Treasury Note/Bond	3.750%	11/15/43	5,447	5,592
	United States Treasury Strip Principal	0.000%	2/15/36	57,150	25,749
					345,711
Agency Bonds and Notes (0.4%)
4	Tennessee Valley Authority	5.250%	9/15/39	28,800	32,520
4	Tennessee Valley Authority	3.500%	12/15/42	25,200	21,208

					53,728

Total U.S. Government and Agency Obligations (Cost $412,799)					399,439

Corporate Bonds (73.8%)
Finance (21.1%)
	Banking (12.3%)
	American Express Co.	4.050%	12/3/42	36,806	32,904
	Bank of America Corp.	5.875%	2/7/42	24,230	27,703
	Bank of America Corp.	5.000%	1/21/44	20,375	20,514
	Bank of America NA	6.000%	10/15/36	22,750	26,304
	Bank One Corp.	7.750%	7/15/25	25,000	31,844
	Bank One Corp.	7.625%	10/15/26	25,950	33,115
	Bank One Corp.	8.000%	4/29/27	30,869	40,677
	Citigroup Inc.	3.500%	5/15/23	9,665	8,945
	Citigroup Inc.	3.875%	10/25/23	9,035	8,895
	Citigroup Inc.	6.875%	6/1/25	1,000	1,200
	Citigroup Inc.	6.625%	1/15/28	25,000	29,460
	Citigroup Inc.	6.625%	6/15/32	56,285	63,640
	Citigroup Inc.	6.000%	10/31/33	42,375	45,189
	Citigroup Inc.	6.125%	8/25/36	38,735	41,506
	Citigroup Inc.	8.125%	7/15/39	6,580	9,465
	Citigroup Inc.	5.875%	1/30/42	29,410	33,139
	Citigroup Inc.	6.675%	9/13/43	6,425	7,340
	Citigroup Inc.	4.950%	11/7/43	1,675	1,681
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	19,500	19,131
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	27,935	28,254
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	34,730	36,700
5	Deutsche Bank AG	4.296%	5/24/28	18,685	17,094
	Goldman Sachs Group Inc.	6.125%	2/15/33	43,300	49,722
	Goldman Sachs Group Inc.	6.450%	5/1/36	53,500	57,487
	Goldman Sachs Group Inc.	6.750%	10/1/37	51,205	56,601
	Goldman Sachs Group Inc.	6.250%	2/1/41	26,375	30,855
	HSBC Bank USA NA	5.875%	11/1/34	50,700	56,551
	HSBC Bank USA NA	5.625%	8/15/35	32,775	35,657
	HSBC Holdings plc	7.625%	5/17/32	21,200	27,496
	HSBC Holdings plc	6.500%	5/2/36	10,000	11,825
	HSBC Holdings plc	6.500%	9/15/37	38,600	46,111
	HSBC Holdings plc	6.800%	6/1/38	93,749	115,417
	JPMorgan Chase & Co.	3.375%	5/1/23	14,715	13,783
	JPMorgan Chase & Co.	6.400%	5/15/38	90,000	109,681
	JPMorgan Chase & Co.	5.500%	10/15/40	24,415	26,482
	JPMorgan Chase & Co.	5.600%	7/15/41	900	1,001
	JPMorgan Chase & Co.	5.400%	1/6/42	95	102
	JPMorgan Chase & Co.	5.625%	8/16/43	52,680	56,406
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	29,909	32,744
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	20,705	26,817
	Morgan Stanley	4.875%	11/1/22	12,215	12,650
	Morgan Stanley	4.100%	5/22/23	7,905	7,684
	Morgan Stanley	6.250%	8/9/26	11,035	12,926
	Morgan Stanley	7.250%	4/1/32	45,450	57,834
	Morgan Stanley	6.375%	7/24/42	40,570	48,391
6	Societe Generale SA	5.000%	1/17/24	100	100
6	Standard Chartered plc	3.950%	1/11/23	18,520	17,360

68

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Standard Chartered plc	5.200%	1/26/24	20,180	20,416
	Wachovia Corp.	6.605%	10/1/25	30,000	35,529
	Wachovia Corp.	5.500%	8/1/35	23,955	25,242
	Wells Fargo & Co.	4.125%	8/15/23	4,800	4,791
	Wells Fargo & Co.	5.375%	11/2/43	21,081	21,680
6	Wells Fargo & Co.	5.606%	1/15/44	153,488	163,692
	Brokerage (0.2%)
6	FMR LLC	6.450%	11/15/39	18,200	22,011
	Invesco Finance plc	5.375%	11/30/43	2,000	2,107
	Legg Mason Inc.	5.625%	1/15/44	2,000	2,020
	Finance Companies (2.9%)
	General Electric Capital Corp.	5.300%	2/11/21	1,000	1,124
	General Electric Capital Corp.	6.750%	3/15/32	127,220	159,930
	General Electric Capital Corp.	7.500%	8/21/35	7,000	9,263
	General Electric Capital Corp.	6.150%	8/7/37	3,875	4,604
	General Electric Capital Corp.	5.875%	1/14/38	124,290	143,648
	General Electric Capital Corp.	6.875%	1/10/39	62,270	80,008
5	General Electric Capital Corp.	6.250%	12/29/49	10,000	10,521
	Insurance (5.6%)
	ACE Capital Trust II	9.700%	4/1/30	9,000	12,960
	ACE INA Holdings Inc.	4.150%	3/13/43	9,000	8,400
	Aetna Inc.	4.125%	11/15/42	26,510	24,408
	Allstate Corp.	4.500%	6/15/43	10,000	9,798
	Arch Capital Group US Inc.	5.144%	11/1/43	14,510	15,329
	AXA Financial Inc.	7.000%	4/1/28	24,910	28,551
	Berkshire Hathaway Inc.	4.500%	2/11/43	44,777	42,578
6	Guardian Life Insurance Co. of America	7.375%	9/30/39	12,375	16,691
6	Jackson National Life Insurance Co.	8.150%	3/15/27	200	256
6	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	36,494
5,6	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	6,000	7,554
6	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	24,091	35,990
	MetLife Inc.	6.500%	12/15/32	900	1,109
	MetLife Inc.	4.125%	8/13/42	20,590	18,573
	MetLife Inc.	4.875%	11/13/43	2,049	2,055
6	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	44,702
	Munich Re America Corp.	7.450%	12/15/26	8,500	10,880
5	Nationwide Financial Services Inc.	6.750%	5/15/37	1,000	984
6	Nationwide Mutual Insurance Co.	8.250%	12/1/31	6,285	7,976
6	Nationwide Mutual Insurance Co.	9.375%	8/15/39	43,446	63,494
6	New York Life Insurance Co.	5.875%	5/15/33	45,275	51,311
6	Pacific Life Insurance Co.	9.250%	6/15/39	29,145	42,380
5	Progressive Corp.	6.700%	6/15/67	1,051	1,140
	Prudential Financial Inc.	5.750%	7/15/33	11,700	13,085
	Prudential Financial Inc.	6.200%	11/15/40	9,420	11,022
6	Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	11,303
6	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	22,752	29,392
	Travelers Cos. Inc.	6.750%	6/20/36	5,000	6,537
	Travelers Cos. Inc.	6.250%	6/15/37	1,355	1,699
	UnitedHealth Group Inc.	5.800%	3/15/36	50,236	57,887
	UnitedHealth Group Inc.	6.500%	6/15/37	10,900	13,528
	UnitedHealth Group Inc.	6.625%	11/15/37	12,740	16,108
	UnitedHealth Group Inc.	6.875%	2/15/38	28,722	37,185
	UnitedHealth Group Inc.	5.700%	10/15/40	3,192	3,666
	UnitedHealth Group Inc.	4.625%	11/15/41	33,045	32,783
	UnitedHealth Group Inc.	4.375%	3/15/42	22,500	21,892
	UnitedHealth Group Inc.	3.950%	10/15/42	5,000	4,488
	WellPoint Inc.	6.375%	6/15/37	16,791	20,144
	WellPoint Inc.	4.625%	5/15/42	17,100	16,268
	XL Group plc	6.375%	11/15/24	7,600	8,949

69

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (0.1%)
Simon Property Group LP	6.750%	2/1/40	10,700	13,941

				2,986,459
Industrial (38.8%)
Basic Industry (0.7%)
Barrick North America Finance LLC	5.700%	5/30/41	1,500	1,355
Barrick North America Finance LLC	5.750%	5/1/43	2,000	1,870
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	15,000	13,982
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	38,000	39,341
Dow Chemical Co.	7.375%	11/1/29	7,550	9,739
Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	3,000	2,875
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	5,290	5,544
Rio Tinto Finance USA plc	4.750%	3/22/42	5,746	5,635
Rio Tinto Finance USA plc	4.125%	8/21/42	17,000	15,139
Teck Resources Ltd.	5.200%	3/1/42	700	632
Capital Goods (3.4%)
3M Co.	6.375%	2/15/28	23,140	30,016
3M Co.	5.700%	3/15/37	13,500	16,237
Boeing Co.	6.125%	2/15/33	30,065	37,253
Boeing Co.	7.875%	4/15/43	8,000	11,534
Caterpillar Inc.	6.050%	8/15/36	1,500	1,783
Caterpillar Inc.	3.803%	8/15/42	48,608	42,938
Deere & Co.	7.125%	3/3/31	15,000	19,967
Deere & Co.	3.900%	6/9/42	24,860	22,759
General Electric Co.	4.125%	10/9/42	14,925	13,968
Illinois Tool Works Inc.	3.900%	9/1/42	4,850	4,380
Lockheed Martin Corp.	5.500%	11/15/39	5,000	5,549
Lockheed Martin Corp.	4.850%	9/15/41	12,311	12,777
Raytheon Co.	4.700%	12/15/41	18,960	19,479
Rockwell Collins Inc.	4.800%	12/15/43	22,130	23,043
6 Siemens Financieringsmaatschappij NV	6.125%	8/17/26	15,710	18,763
United Technologies Corp.	7.500%	9/15/29	14,755	20,498
United Technologies Corp.	6.125%	7/15/38	45,475	56,943
United Technologies Corp.	5.700%	4/15/40	33,150	39,313
United Technologies Corp.	4.500%	6/1/42	87,180	87,789
Communication (8.5%)
21st Century Fox America Inc.	6.400%	12/15/35	25,200	29,537
21st Century Fox America Inc.	6.150%	2/15/41	9,300	10,685
21st Century Fox America Inc.	7.900%	12/1/95	10,000	12,038
Alltel Corp.	6.800%	5/1/29	2,697	3,262
Alltel Corp.	7.875%	7/1/32	24,162	32,434
America Movil SAB de CV	6.375%	3/1/35	2,500	2,853
America Movil SAB de CV	6.125%	3/30/40	22,720	24,148
America Movil SAB de CV	4.375%	7/16/42	33,010	27,658
AT&T Inc.	6.500%	9/1/37	6,000	6,869
AT&T Inc.	5.350%	9/1/40	151,161	151,241
AT&T Inc.	5.550%	8/15/41	11,630	11,902
AT&T Inc.	4.300%	12/15/42	76,705	65,871
AT&T Inc.	4.350%	6/15/45	90,058	77,212
6 British Sky Broadcasting Group plc	3.125%	11/26/22	2,410	2,305
CBS Corp.	7.875%	7/30/30	29,050	37,484
Comcast Corp.	4.250%	1/15/33	10,435	9,956
Comcast Corp.	7.050%	3/15/33	9,400	11,962
Comcast Corp.	5.650%	6/15/35	43,414	47,963
Comcast Corp.	6.450%	3/15/37	18,000	21,535
Comcast Corp.	6.950%	8/15/37	27,505	34,804
Comcast Corp.	6.400%	5/15/38	9,735	11,644
Comcast Corp.	6.550%	7/1/39	11,765	14,321
Comcast Corp.	6.400%	3/1/40	18,865	22,577
Comcast Corp.	4.650%	7/15/42	19,770	18,998
Comcast Corp.	4.500%	1/15/43	14,860	14,042
6 COX Communications Inc.	6.450%	12/1/36	9,000	9,727

70

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 COX Communications Inc.	8.375%	3/1/39	19,110	24,638
Deutsche Telekom International Finance BV	8.750%	6/15/30	17,530	25,124
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	2,500	2,674
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	1,000	1,021
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	13,000	11,959
Interpublic Group of Cos. Inc.	3.750%	2/15/23	4,000	3,887
NBCUniversal Media LLC	6.400%	4/30/40	2,050	2,444
NBCUniversal Media LLC	5.950%	4/1/41	6,000	6,797
NBCUniversal Media LLC	4.450%	1/15/43	35,160	32,746
Orange SA	8.750%	3/1/31	39,675	56,956
Telefonica Emisiones SAU	4.570%	4/27/23	2,000	2,021
Telefonica Emisiones SAU	7.045%	6/20/36	3,500	4,010
Thomson Reuters Corp.	5.850%	4/15/40	2,000	2,118
Time Warner Cable Inc.	6.550%	5/1/37	24,590	23,581
Time Warner Cable Inc.	6.750%	6/15/39	2,810	2,751
Time Warner Cable Inc.	5.875%	11/15/40	5,145	4,541
Verizon Communications Inc.	7.750%	12/1/30	20,000	26,135
Verizon Communications Inc.	6.400%	9/15/33	14,000	16,458
Verizon Communications Inc.	5.850%	9/15/35	33,000	36,791
Verizon Communications Inc.	6.400%	2/15/38	41,149	48,155
Verizon Communications Inc.	6.900%	4/15/38	25,808	31,577
Verizon Communications Inc.	7.350%	4/1/39	9,225	11,780
Verizon Communications Inc.	6.550%	9/15/43	54,925	66,101
Verizon Maryland LLC	5.125%	6/15/33	12,000	11,867
Vodafone Group plc	6.150%	2/27/37	15,705	17,682
Vodafone Group plc	4.375%	2/19/43	10,000	8,927
WPP Finance 2010	5.625%	11/15/43	1,000	1,032
Consumer Cyclical (6.8%)
CVS Caremark Corp.	6.250%	6/1/27	11,035	13,426
CVS Caremark Corp.	5.750%	5/15/41	3,150	3,563
Daimler Finance North America LLC	8.500%	1/18/31	15,319	22,706
Ford Motor Co.	7.450%	7/16/31	10,750	13,522
Ford Motor Co.	4.750%	1/15/43	3,000	2,801
Historic TW Inc.	6.625%	5/15/29	24,775	29,720
Home Depot Inc.	5.875%	12/16/36	39,775	47,622
Home Depot Inc.	5.950%	4/1/41	14,000	16,873
Home Depot Inc.	4.875%	2/15/44	60,800	63,854
Lowe's Cos. Inc.	6.500%	3/15/29	26,010	31,863
Lowe's Cos. Inc.	5.800%	10/15/36	9,300	10,723
Lowe's Cos. Inc.	5.800%	4/15/40	8,000	9,323
Lowe's Cos. Inc.	5.000%	9/15/43	28,690	30,218
Macy's Retail Holdings Inc.	4.300%	2/15/43	3,000	2,707
McDonald's Corp.	6.300%	10/15/37	30,935	39,070
McDonald's Corp.	6.300%	3/1/38	36,635	46,293
McDonald's Corp.	5.700%	2/1/39	27,850	32,806
McDonald's Corp.	3.625%	5/1/43	13,250	11,637
NIKE Inc.	3.625%	5/1/43	16,460	14,605
Nordstrom Inc.	6.950%	3/15/28	750	937
6 Nordstrom Inc.	5.000%	1/15/44	1,000	1,039
Target Corp.	6.500%	10/15/37	22,750	28,016
Target Corp.	7.000%	1/15/38	12,205	15,802
Time Warner Inc.	7.625%	4/15/31	10,000	13,064
Time Warner Inc.	6.500%	11/15/36	10,000	11,684
Viacom Inc.	4.375%	3/15/43	248	219
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	70,739
Wal-Mart Stores Inc.	5.250%	9/1/35	4,789	5,319
Wal-Mart Stores Inc.	6.500%	8/15/37	42,625	54,365
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	103,026
Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	11,726
Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	21,229
Wal-Mart Stores Inc.	5.000%	10/25/40	16,855	18,140
Wal-Mart Stores Inc.	5.625%	4/15/41	75,432	88,584
Wal-Mart Stores Inc.	4.000%	4/11/43	21,745	20,134

71

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	4.750%	10/2/43	15,300	15,881
Walt Disney Co.	3.700%	12/1/42	9,000	8,077
Walt Disney Co.	7.550%	7/15/93	25,900	31,535
Consumer Noncyclical (12.2%)
Abbott Laboratories	6.000%	4/1/39	17,905	21,721
AbbVie Inc.	4.400%	11/6/42	27,785	26,662
Altria Group Inc.	9.950%	11/10/38	1,608	2,558
Altria Group Inc.	4.250%	8/9/42	15,980	13,959
Altria Group Inc.	5.375%	1/31/44	1,250	1,283
Amgen Inc.	6.375%	6/1/37	28,000	33,719
Amgen Inc.	5.375%	5/15/43	4,850	5,170
Anheuser-Busch Cos. LLC	6.750%	12/15/27	3,500	4,343
Anheuser-Busch Cos. LLC	6.800%	8/20/32	5,000	6,380
Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	13,268
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	10,000	9,232
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	1,000	1,023
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	42,025	63,780
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	10,000	14,908
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	25,140	22,294
Archer-Daniels-Midland Co.	4.535%	3/26/42	33,274	32,696
Archer-Daniels-Midland Co.	4.016%	4/16/43	7,809	7,120
5 Ascension Health Alliance	4.847%	11/15/53	10,040	10,234
AstraZeneca plc	6.450%	9/15/37	68,080	84,893
Baxter International Inc.	3.650%	8/15/42	6,690	5,844
Becton Dickinson & Co.	7.000%	8/1/27	8,300	10,508
Becton Dickinson & Co.	6.700%	8/1/28	5,066	6,305
Bristol-Myers Squibb Co.	3.250%	8/1/42	4,500	3,705
Bristol-Myers Squibb Co.	4.500%	3/1/44	25,000	24,651
6 Cargill Inc.	6.125%	4/19/34	1,880	2,193
6 Cargill Inc.	6.125%	9/15/36	27,045	31,888
6 Cargill Inc.	6.625%	9/15/37	5,000	6,251
6 Cargill Inc.	4.100%	11/1/42	17,300	15,733
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	4,000	3,614
City of Hope	5.623%	11/15/43	10,000	10,319
ConAgra Foods Inc.	6.625%	8/15/39	1,500	1,825
ConAgra Foods Inc.	4.650%	1/25/43	1,000	947
Delhaize Group SA	5.700%	10/1/40	3,000	2,977
Diageo Capital plc	3.875%	4/29/43	12,400	11,228
Diageo Investment Corp.	4.250%	5/11/42	5,000	4,796
Dignity Health California GO	4.500%	11/1/42	20,865	17,719
Eli Lilly & Co.	5.500%	3/15/27	16,125	18,844
Eli Lilly & Co.	5.950%	11/15/37	1,000	1,209
Express Scripts Holding Co.	6.125%	11/15/41	1,000	1,174
Gilead Sciences Inc.	5.650%	12/1/41	19,960	23,243
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	20,597	23,396
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	55,905	70,937
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	10,200	9,776
Johnson & Johnson	6.950%	9/1/29	22,457	30,651
Johnson & Johnson	5.950%	8/15/37	1,280	1,596
Johnson & Johnson	4.500%	9/1/40	12,015	12,498
Johnson & Johnson	4.500%	12/5/43	17,500	18,037
Kaiser Foundation Hospitals	4.875%	4/1/42	31,825	32,408
Kellogg Co.	7.450%	4/1/31	21,620	28,427
Kimberly-Clark Corp.	6.625%	8/1/37	5,300	6,945
Kimberly-Clark Corp.	5.300%	3/1/41	12,000	13,604
Koninklijke Philips NV	6.875%	3/11/38	2,000	2,540
Kraft Foods Group Inc.	6.875%	1/26/39	6,750	8,571
Kraft Foods Group Inc.	5.000%	6/4/42	2,500	2,555
5 Mayo Clinic	3.774%	11/15/43	13,095	11,350
Medtronic Inc.	6.500%	3/15/39	21,200	26,878
Medtronic Inc.	4.500%	3/15/42	10,000	9,911
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	26,775	28,000
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,285	9,944

72

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	6.500%	12/1/33	30,320	39,367
Merck & Co. Inc.	6.550%	9/15/37	43,715	56,846
Merck & Co. Inc.	3.600%	9/15/42	4,900	4,268
Merck & Co. Inc.	4.150%	5/18/43	11,325	10,761
Merck Sharp & Dohme Corp.	5.750%	11/15/36	11,000	12,901
Merck Sharp & Dohme Corp.	5.850%	6/30/39	23,920	28,836
Mylan Inc.	5.400%	11/29/43	2,870	2,967
North Shore Long Island Jewish Health Care Inc. Rev.	4.800%	11/1/42	11,015	10,182
North Shore Long Island Jewish Health Care Inc. Rev.	6.150%	11/1/43	25,000	28,548
Pepsi Bottling Group Inc.	7.000%	3/1/29	17,000	22,187
PepsiCo Inc.	5.500%	1/15/40	28,350	31,931
PepsiCo Inc.	4.875%	11/1/40	14,375	14,988
PepsiCo Inc.	4.000%	3/5/42	16,972	15,485
PepsiCo Inc.	3.600%	8/13/42	21,500	18,452
Pfizer Inc.	7.200%	3/15/39	60,817	83,808
Pfizer Inc.	4.300%	6/15/43	15,300	14,960
Pharmacia Corp.	6.750%	12/15/27	28,000	35,615
Philip Morris International Inc.	6.375%	5/16/38	31,340	38,443
Philip Morris International Inc.	4.125%	3/4/43	10,000	9,099
Philip Morris International Inc.	4.875%	11/15/43	31,930	32,684
Procter & Gamble Co.	5.500%	2/1/34	15,000	17,517
Procter & Gamble Co.	5.550%	3/5/37	12,000	14,209
6 Roche Holdings Inc.	7.000%	3/1/39	47,905	65,922
6 SABMiller Holdings Inc.	4.950%	1/15/42	20,000	20,722
6 SC Johnson & Son Inc.	4.000%	5/15/43	15,045	13,859
St. Jude Medical Inc.	4.750%	4/15/43	37,690	37,652
6 Tesco plc	6.150%	11/15/37	24,520	27,946
Wyeth LLC	5.950%	4/1/37	72,150	87,499
Energy (3.2%)
Apache Corp.	6.000%	1/15/37	2,000	2,336
Apache Corp.	5.100%	9/1/40	5,665	5,922
Apache Corp.	4.750%	4/15/43	68,960	68,461
6 BG Energy Capital plc	5.125%	10/15/41	18,700	20,056
Burlington Resources Finance Co.	7.400%	12/1/31	25,000	34,439
ConocoPhillips	7.000%	3/30/29	13,150	16,987
ConocoPhillips	5.900%	10/15/32	20,300	24,279
ConocoPhillips	6.500%	2/1/39	68,735	88,794
Diamond Offshore Drilling Inc.	4.875%	11/1/43	2,000	1,969
Encana Corp.	6.500%	8/15/34	15,463	17,650
Encana Corp.	5.150%	11/15/41	9,845	9,679
Marathon Oil Corp.	6.600%	10/1/37	8,650	10,729
Shell International Finance BV	6.375%	12/15/38	52,060	66,151
Shell International Finance BV	5.500%	3/25/40	20,455	23,732
Shell International Finance BV	4.550%	8/12/43	11,065	11,180
Tosco Corp.	7.800%	1/1/27	15,000	20,666
Tosco Corp.	8.125%	2/15/30	20,000	28,631
Transocean Inc.	7.500%	4/15/31	500	582
Transocean Inc.	6.800%	3/15/38	1,000	1,106
Transocean Inc.	7.350%	12/15/41	1,100	1,333
Other Industrial (0.4%)
6 Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	21,060	21,876
Massachusetts Institute of Technology GO	5.600%	7/1/11	6,000	7,295
5 Northwestern University GO	4.643%	12/1/44	28,215	29,757
Technology (2.5%)
Apple Inc.	3.850%	5/4/43	42,755	36,668
Cisco Systems Inc.	5.900%	2/15/39	37,500	42,839
Cisco Systems Inc.	5.500%	1/15/40	15,000	16,369
Hewlett-Packard Co.	6.000%	9/15/41	3,500	3,568
HP Enterprise Services LLC	7.450%	10/15/29	3,868	4,659
Intel Corp.	4.800%	10/1/41	24,080	24,241
Intel Corp.	4.250%	12/15/42	9,240	8,578
International Business Machines Corp.	7.000%	10/30/25	30,400	39,441
International Business Machines Corp.	4.000%	6/20/42	24,100	22,049

73

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	5.300%	2/8/41	15,000	16,649
Microsoft Corp.	3.750%	5/1/43	10,000	8,792
Oracle Corp.	6.500%	4/15/38	43,833	55,043
Oracle Corp.	6.125%	7/8/39	19,559	23,649
Oracle Corp.	5.375%	7/15/40	38,580	42,648
Transportation (1.1%)
Burlington Northern Santa Fe LLC	6.875%	12/1/27	15,000	18,584
Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,520	2,881
Burlington Northern Santa Fe LLC	5.400%	6/1/41	9,097	9,870
Burlington Northern Santa Fe LLC	4.950%	9/15/41	6,100	6,252
Burlington Northern Santa Fe LLC	4.400%	3/15/42	10,000	9,436
Burlington Northern Santa Fe LLC	4.375%	9/1/42	10,875	10,215
Burlington Northern Santa Fe LLC	5.150%	9/1/43	4,500	4,750
CSX Corp.	6.220%	4/30/40	11,820	14,038
CSX Corp.	4.750%	5/30/42	1,964	1,956
CSX Corp.	4.400%	3/1/43	29,085	27,462
6 ERAC USA Finance LLC	7.000%	10/15/37	14,621	18,052
5 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	2,250	2,143
Union Pacific Corp.	4.750%	12/15/43	21,250	21,636
United Parcel Service Inc.	6.200%	1/15/38	4,700	5,932
United Parcel Service Inc.	4.875%	11/15/40	3,000	3,235
				5,481,889
Utilities (13.9%)
Electric (12.8%)
Alabama Power Co.	5.700%	2/15/33	12,800	14,828
Alabama Power Co.	6.000%	3/1/39	5,475	6,649
Alabama Power Co.	5.500%	3/15/41	13,015	15,028
Alabama Power Co.	5.200%	6/1/41	15,000	16,753
Appalachian Power Co.	6.700%	8/15/37	40,000	49,003
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	15,775	13,758
Commonwealth Edison Co.	3.800%	10/1/42	22,805	20,465
Commonwealth Edison Co.	4.600%	8/15/43	12,560	12,960
Commonwealth Edison Co.	4.700%	1/15/44	15,955	16,407
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	18,867
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,330	9,928
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	11,947
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	17,690	21,827
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	17,253
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	7,245
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	9,045	10,780
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,250	9,911
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	16,485	15,310
Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,140
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	62,673
Duke Energy Carolinas LLC	5.300%	2/15/40	5,500	6,257
Duke Energy Carolinas LLC	4.250%	12/15/41	18,000	17,693
Duke Energy Carolinas LLC	4.000%	9/30/42	53,072	50,244
Duke Energy Corp.	3.950%	10/15/23	5,920	6,037
Duke Energy Florida Inc.	6.750%	2/1/28	22,375	26,472
Duke Energy Florida Inc.	5.650%	4/1/40	11,860	14,137
Duke Energy Indiana Inc.	6.350%	8/15/38	4,000	5,088
Duke Energy Indiana Inc.	6.450%	4/1/39	9,100	11,762
Duke Energy Indiana Inc.	4.200%	3/15/42	14,100	13,700
Duke Energy Indiana Inc.	4.900%	7/15/43	27,475	29,654
Duke Energy Progress Inc.	5.700%	4/1/35	7,500	8,601
Duke Energy Progress Inc.	4.100%	3/15/43	15,000	14,370
6 EDP Finance BV	5.250%	1/14/21	500	512
Exelon Generation Co. LLC	4.250%	6/15/22	3,000	2,954
Exelon Generation Co. LLC	6.250%	10/1/39	2,500	2,599
FirstEnergy Corp.	4.250%	3/15/23	1,054	1,025
Florida Power & Light Co.	5.625%	4/1/34	16,275	19,275
Florida Power & Light Co.	5.400%	9/1/35	13,380	15,321

74

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	6.200%	6/1/36	3,500	4,369
Florida Power & Light Co.	5.690%	3/1/40	7,350	8,817
Florida Power & Light Co.	5.250%	2/1/41	19,780	22,434
Florida Power & Light Co.	4.125%	2/1/42	10,000	9,676
Florida Power & Light Co.	3.800%	12/15/42	26,975	24,731
Georgia Power Co.	5.950%	2/1/39	27,060	31,755
Georgia Power Co.	5.400%	6/1/40	10,100	11,200
Georgia Power Co.	4.750%	9/1/40	9,055	9,060
Georgia Power Co.	4.300%	3/15/42	5,000	4,760
Georgia Power Co.	4.300%	3/15/43	6,588	6,266
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	23,109	23,548
MidAmerican Energy Co.	5.800%	10/15/36	5,000	5,970
MidAmerican Energy Co.	4.800%	9/15/43	30,000	31,636
MidAmerican Energy Holdings Co.	6.125%	4/1/36	18,600	21,921
MidAmerican Energy Holdings Co.	5.950%	5/15/37	10,350	12,062
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	57,250	79,597
Nevada Power Co.	6.650%	4/1/36	6,530	8,317
Nevada Power Co.	5.375%	9/15/40	18,230	20,518
Northern States Power Co.	6.200%	7/1/37	39,400	49,322
Northern States Power Co.	3.400%	8/15/42	8,945	7,608
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	15,219
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	14,915	14,601
Pacific Gas & Electric Co.	6.050%	3/1/34	47,530	56,110
Pacific Gas & Electric Co.	5.800%	3/1/37	8,862	10,163
Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	10,050
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	43,832
Pacific Gas & Electric Co.	5.400%	1/15/40	19,800	21,720
Pacific Gas & Electric Co.	5.125%	11/15/43	1,500	1,595
PacifiCorp	6.100%	8/1/36	15,000	18,603
PacifiCorp	6.250%	10/15/37	7,815	9,853
PacifiCorp	6.350%	7/15/38	20,000	25,606
PacifiCorp	6.000%	1/15/39	34,100	41,979
PacifiCorp	4.100%	2/1/42	25,070	24,195
Peco Energy Co.	4.800%	10/15/43	24,430	26,226
PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	12,763
Progress Energy Inc.	7.750%	3/1/31	6,055	8,115
PSEG Power LLC	8.625%	4/15/31	26,547	37,534
Public Service Co. of Colorado	3.600%	9/15/42	15,055	13,248
Public Service Electric & Gas Co.	3.650%	9/1/42	23,483	20,964
Puget Sound Energy Inc.	6.724%	6/15/36	10,000	12,970
Puget Sound Energy Inc.	6.274%	3/15/37	4,700	5,823
Puget Sound Energy Inc.	5.795%	3/15/40	18,500	22,074
Puget Sound Energy Inc.	5.764%	7/15/40	4,520	5,441
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	45,090
South Carolina Electric & Gas Co.	6.050%	1/15/38	10,600	13,000
South Carolina Electric & Gas Co.	5.450%	2/1/41	3,042	3,535
South Carolina Electric & Gas Co.	4.350%	2/1/42	31,787	31,452
South Carolina Electric & Gas Co.	4.600%	6/15/43	3,330	3,425
Southern California Edison Co.	6.000%	1/15/34	20,095	24,620
Southern California Edison Co.	5.950%	2/1/38	16,100	19,623
Southern California Edison Co.	4.500%	9/1/40	12,000	12,232
Southern California Edison Co.	3.900%	12/1/41	5,425	5,053
Southern California Edison Co.	4.050%	3/15/42	7,625	7,249
Southern California Edison Co.	4.650%	10/1/43	29,800	30,895
Southwestern Public Service Co.	4.500%	8/15/41	25,055	25,428
Tampa Electric Co.	6.150%	5/15/37	35,000	42,952
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	69,129
Virginia Electric & Power Co.	4.650%	8/15/43	9,000	9,255
Wisconsin Public Service Corp.	4.752%	11/1/44	17,500	18,606
Natural Gas (1.1%)
6 Dominion Gas Holdings LLC	4.800%	11/1/43	4,500	4,567
Energy Transfer Partners LP	6.050%	6/1/41	1,500	1,567
Energy Transfer Partners LP	5.150%	2/1/43	14,325	13,472

75

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Enterprise Products Operating LLC	8.375%	8/1/66	2,525	2,806
KeySpan Corp.	5.875%	4/1/33	12,000	13,433
KeySpan Corp.	5.803%	4/1/35	10,000	11,172
Kinder Morgan Energy Partners LP	5.800%	3/15/35	1,350	1,415
Kinder Morgan Energy Partners LP	5.000%	8/15/42	775	727
Southern California Gas Co.	3.750%	9/15/42	12,265	11,224
Texas Eastern Transmission LP	7.000%	7/15/32	15,300	19,052
TransCanada PipeLines Ltd.	6.200%	10/15/37	1,500	1,782
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	68,948
TransCanada PipeLines Ltd.	6.100%	6/1/40	2,300	2,726
TransCanada PipeLines Ltd.	5.000%	10/16/43	700	721

				1,974,840

Total Corporate Bonds (Cost $9,550,826)				10,443,188

Sovereign Bonds (U.S. Dollar-Denominated) (2.1%)
6 CDP Financial Inc.	5.600%	11/25/39	15,000	17,589
6 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	9,620	10,304
6 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	21,540	23,524
6 Electricite de France	4.875%	1/22/44	22,905	22,442
6 Electricite de France	6.000%	1/22/14	2,280	2,440
6 Electricite de France SA	6.950%	1/26/39	18,040	22,705
Federative Republic of Brazil	2.625%	1/5/23	5,500	4,697
Federative Republic of Brazil	7.125%	1/20/37	1,000	1,123
Federative Republic of Brazil	5.625%	1/7/41	2,000	1,900
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	1,500	1,759
Inter-American Development Bank	4.375%	1/24/44	17,735	18,220
Petrobras Global Finance BV	5.625%	5/20/43	2,000	1,583
Petrobras International Finance Co.	6.750%	1/27/41	23,275	20,986
6 Petroleos Mexicanos	6.375%	1/23/45	4,800	4,801
Quebec	7.500%	9/15/29	10,000	13,793
Republic of Colombia	7.375%	3/18/19	2,500	2,983
5 Republic of Colombia	2.625%	3/15/23	3,500	3,047
5 Republic of Colombia	5.625%	2/26/44	5,000	4,970
6 Republic of Indonesia	6.625%	2/17/37	2,000	1,985
6 Republic of Indonesia	6.750%	1/15/44	2,850	2,878
Republic of Panama	9.375%	4/1/29	2,500	3,450
5 Republic of Peru	6.550%	3/14/37	3,000	3,412
Republic of Phillippines	4.200%	1/21/24	5,000	5,050
Republic of Poland	4.000%	1/22/24	1,000	985
Republic of Turkey	6.875%	3/17/36	3,000	3,017
Republic of Turkey	6.000%	1/14/41	1,500	1,334
6 Republic of Romania	6.125%	1/22/44	2,300	2,260
5 Russian Federation	7.500%	3/31/30	7,150	8,240
Statoil ASA	5.100%	8/17/40	12,550	13,697
Statoil ASA	3.950%	5/15/43	6,725	6,140
6 Temasek Financial I Ltd.	3.375%	7/23/42	28,355	22,985
United Mexican States	4.750%	3/8/44	37,526	33,039
United Mexican States	5.550%	1/21/45	5,000	5,042
United Mexican States	5.750%	10/12/10	2,000	1,816

Total Sovereign Bonds (Cost $303,984)				294,196

Taxable Municipal Bonds (16.4%)
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	59,240	64,653
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	725	916
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	17,420	21,086
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	50,115	64,062
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	25,730	32,955

76

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	13,775	18,427
California GO	7.500%	4/1/34	30,655	41,319
California GO	6.509%	4/1/39	28,365	31,212
California GO	7.550%	4/1/39	61,550	85,891
California GO	7.300%	10/1/39	109,045	146,633
California GO	7.350%	11/1/39	1,955	2,630
California GO	7.625%	3/1/40	30,135	41,757
California GO	7.600%	11/1/40	74,320	104,757
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	11,665	14,648
Chicago IL GO	5.432%	1/1/42	14,920	13,213
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	18,118
7 Commonwealth Financing Authority Pennsylvania
Revenue	5.197%	6/1/26	25,000	26,162
Connecticut GO	5.770%	3/15/25	20,365	24,138
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,740	2,203
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,200	2,420
Duke University North Carolina Revenue	5.850%	4/1/37	30,450	37,533
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	39,585	44,028
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	14,620	15,745
Houston TX GO	6.290%	3/1/32	25,000	28,877
Illinois GO	5.100%	6/1/33	166,920	161,665
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	18,740	22,667
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	170	199
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	4,175	4,786
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	11,850	13,856
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	30,580	40,311
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	4,155	5,431
Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	22,592
Los Angeles CA Unified School District GO	5.750%	7/1/34	9,090	10,718
Los Angeles CA Unified School District GO	6.758%	7/1/34	64,235	82,602
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	15,100	17,180
Mississippi GO	5.539%	10/1/29	14,450	16,595
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	3.685%	2/15/47	10,000	8,944
8 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	50,002	61,939
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	57,834	81,067
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	67,555	91,638
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	12,780	15,157
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	18,210	22,254
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	6,980	8,595
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.282%	6/15/42	7,225	7,920
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	32,580	39,622
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	2,875	3,343
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	65,755	90,387
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,088
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	7,325	8,194

77

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	19,595	22,548
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	2,000	2,319
New York State GO	5.590%	3/1/35	10,000	11,594
North Texas Tollway Authority System Revenue	6.718%	1/1/49	26,971	34,584
Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	13,139
Ohio State University General Receipts Revenue	4.800%	6/1/11	31,483	29,470
Oregon GO	5.892%	6/1/27	14,590	17,354
9 Oregon School Boards Association GO	4.759%	6/30/28	10,000	10,952
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	24,425
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	24,646
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	13,550	15,356
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,000	2,065
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	9,486
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	42,380	42,833
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	34,890	32,064
2 President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	60,993	67,778
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	16,625	17,934
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	12,855
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	13,373
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	400	474
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	13,325	17,461
Texas Transportation Commission Revenue	5.178%	4/1/30	4,090	4,577
Texas Transportation Commission Revenue	4.631%	4/1/33	6,655	7,113
University of California Regents General Revenue	4.601%	5/15/31	11,165	11,759
University of California Regents Medical Center
Revenue	6.548%	5/15/48	22,225	27,221
University of California Regents Medical Center
Revenue	6.583%	5/15/49	8,695	10,679
University of California Revenue	5.770%	5/15/43	5,155	6,101
University of California Revenue	4.858%	5/15/12	38,625	35,767
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	12,800	14,563
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	9,915	10,706
Washington GO	5.481%	8/1/39	8,890	10,190
7 Wisconsin GO	5.700%	5/1/26	23,025	25,908

Total Taxable Municipal Bonds (Cost $2,110,175)				2,315,427

			Shares

Temporary Cash Investments (3.5%)
Money Market Fund (1.6%)
10 Vanguard Market Liquidity Fund	0.130%		220,938,440	220,938

			Face
			Amount
			($000)
Repurchase Agreements (1.8%)
Bank of America Securities, LLC(Dated 1/31/14,
Repurchase Value $118,400,000, collateralized by
Federal National Mortgage Assn. 2.500%-4.000%,
11/1/20-6/1/43, Federal Home Loan Mortgage Corp.
3.010%, 12/1/40; with a value of $120,773,000)	0.020%	2/3/14	118,400	118,400

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barclays Capital Inc.(Dated 1/31/14, Repurchase Value
$105,700,000, collateralized by U.S. Treasury
Note/Bond 0.625%, 5/31/17; with a value of
$107,814,000)	0.020%	2/3/14	105,700	105,700
Citigroup Global Markets Inc.(Dated 1/31/14,
Repurchase Value $24,200,000, collateralized by U.S.
Treasury Note/Bond 0.625%, 7/15/16; with a value of
$24,684,000)	0.020%	2/3/14	24,200	24,200
				248,300
U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill	0.091%	6/5/14	20,000	19,998

Total Temporary Cash Investments (Cost $489,232)				489,236

Total Investments (98.6%) (Cost $12,867,016)				13,941,486
		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
			42	(62)
Futures Contracts, Strike Price 124.50		2/21/14

Call Options on 10-year U.S. Treasury Note
			43	(33)
Futures Contracts, Strike Price 125.50		2/21/14

Put Options on 10-year U.S. Treasury Note
			85	(3)
Futures Contracts, Strike Price 122.50		2/21/14

Total Liability for Options Written (Premiums received $55)				(98)

Other Assets and Liabilities—Net (1.4%) [11]				196,468
Net Assets (100%)				14,137,856

1 Securities with a value of $6,157,000 have been segregated as collateral for open over-the-counter swap contracts.
2 Securities with a value of $6,939,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $23,946,000 have been segregated as initial margin for open cleared swap contracts.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the aggregate value of these securities was $1,011,084,000, representing 7.2% of net assets.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
9 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Cash of $8,566,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.

79

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (1.1%)
U.S. Government Securities (1.1%)
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	93,464
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	79,629

Total U.S. Government and Agency Obligations (Cost $170,701)					173,093

Asset-Backed/Commercial Mortgage-Backed Security (0.2%)
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.
	(Cost $41,111)	5.500%	4/1/23	41,126	40,149

Corporate Bonds (92.8%)
Finance (15.8%)
	Banking (3.3%)
	Ally Financial Inc.	8.000%	3/15/20	75,950	90,760
	Ally Financial Inc.	7.500%	9/15/20	58,250	68,444
1	Barclays Bank plc	6.050%	12/4/17	81,759	92,180
	Barclays Bank plc	5.140%	10/14/20	24,155	26,105
1	Lloyds Bank plc	6.500%	9/14/20	28,730	32,911
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	116,808
	Royal Bank of Scotland Group plc	6.000%	12/19/23	21,835	22,077
	UBS AG	7.625%	8/17/22	80,150	92,454
	Finance Companies (9.9%)
2	Air Lease Corp.	5.625%	4/1/17	125,330	137,550
	Air Lease Corp.	4.750%	3/1/20	63,582	65,489
	CIT Group Inc.	4.250%	8/15/17	48,445	50,383
	CIT Group Inc.	5.250%	3/15/18	102,005	108,635
1	CIT Group Inc.	6.625%	4/1/18	120,655	134,832
1	CIT Group Inc.	5.500%	2/15/19	78,830	83,954
	CIT Group Inc.	5.375%	5/15/20	98,370	104,026
	CIT Group Inc.	5.000%	8/15/22	98,135	97,767
	Homer City Generation LP	8.734%	10/1/26	50,856	53,653
	International Lease Finance Corp.	5.750%	5/15/16	19,146	20,510
1	International Lease Finance Corp.	6.750%	9/1/16	32,895	36,431
	International Lease Finance Corp.	8.750%	3/15/17	38,820	45,225
	International Lease Finance Corp.	3.875%	4/15/18	42,475	42,687
1	International Lease Finance Corp.	7.125%	9/1/18	55,210	64,044
	International Lease Finance Corp.	5.875%	4/1/19	46,220	49,571
	International Lease Finance Corp.	6.250%	5/15/19	70,781	76,797
	International Lease Finance Corp.	8.250%	12/15/20	51,121	60,067
	International Lease Finance Corp.	4.625%	4/15/21	29,400	28,077
	International Lease Finance Corp.	8.625%	1/15/22	29,100	34,484
1	Provident Funding Associates LP / PFG Finance Corp.	6.750%	6/15/21	41,490	40,868
	SLM Corp.	6.250%	1/25/16	24,445	26,287
	SLM Corp.	6.000%	1/25/17	13,990	15,167
	SLM Corp.	8.450%	6/15/18	44,100	50,861
	SLM Corp.	5.500%	1/15/19	79,080	80,918
	SLM Corp.	8.000%	3/25/20	58,325	65,111
	SLM Corp.	7.250%	1/25/22	19,145	20,174
	SLM Corp.	5.500%	1/25/23	26,630	24,945
	Insurance (1.9%)
3	Hartford Financial Services Group Inc.	8.125%	6/15/38	94,960	110,628
3	ING US Inc.	5.650%	5/15/53	37,580	36,077
1	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	62,823
1,3	MetLife Capital Trust IV	7.875%	12/15/67	46,910	53,947
1,3	MetLife Capital Trust X	9.250%	4/8/68	33,000	42,570
	Unum Group	7.375%	6/15/32	6,295	6,639
	Other Finance (0.4%)
4	Telenet Finance III Luxembourg SCA	6.625%	2/15/21	3,700	5,412
4	Telenet Finance Luxembourg SCA	6.375%	11/15/20	10,145	14,714
4	Telenet Finance V Luxembourg SCA	6.250%	8/15/22	15,989	23,244
4	Telenet Finance V Luxembourg SCA	6.750%	8/15/24	18,755	27,319

80

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (0.3%)
	Felcor Lodging LP	5.625%	3/1/23	42,805	41,735

					2,585,360
Industrial (71.0%)
	Basic Industry (4.3%)
2,5	Arch Coal Inc. Bank Loan	6.250%	5/16/18	67,173	66,477
	Ashland Inc.	3.875%	4/15/18	19,130	19,417
1	Axiall Corp.	4.875%	5/15/23	7,245	6,883
	Cascades Inc.	7.750%	12/15/17	32,145	33,431
	Cascades Inc.	7.875%	1/15/20	9,330	9,960
	Celanese US Holdings LLC	6.625%	10/15/18	11,265	11,927
	Celanese US Holdings LLC	5.875%	6/15/21	12,740	13,568
	Chemtura Corp.	5.750%	7/15/21	4,760	4,861
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.250%	12/15/17	18,500	19,332
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	7,570	8,176
	CONSOL Energy Inc.	8.000%	4/1/17	14,945	15,692
	CONSOL Energy Inc.	8.250%	4/1/20	39,305	42,842
1	Eagle Spinco Inc.	4.625%	2/15/21	12,900	12,577
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	25,483	26,439
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	9,720	10,036
	Hexion US Finance Corp.	6.625%	4/15/20	68,400	71,136
1	INEOS Finance plc	8.375%	2/15/19	56,035	62,059
1	INEOS Finance plc	7.500%	5/1/20	53,610	58,569
	Novelis Inc.	8.375%	12/15/17	40,790	43,441
	Novelis Inc.	8.750%	12/15/20	48,570	53,913
	Peabody Energy Corp.	7.375%	11/1/16	69,675	78,558
	Peabody Energy Corp.	7.875%	11/1/26	36,300	37,389
	Capital Goods (7.9%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	42,300	45,049
1	Ardagh Packaging Finance plc	9.125%	10/15/20	24,775	27,067
1	Ardagh Packaging Finance PLC / Ardagh MP Holdings
	USA Inc.	7.375%	10/15/17	3,290	3,500
1	Ashtead Capital Inc.	6.500%	7/15/22	28,180	30,153
	B/E Aerospace Inc.	6.875%	10/1/20	37,830	41,329
	B/E Aerospace Inc.	5.250%	4/1/22	104,885	105,672
1	BlueLine Rental Finance Corp.	7.000%	2/1/19	7,640	7,888
1	Building Materials Corp. of America	6.875%	8/15/18	14,580	15,382
1	Building Materials Corp. of America	6.750%	5/1/21	50,565	54,863
	Case New Holland Inc.	7.875%	12/1/17	91,500	107,055
	Clean Harbors Inc.	5.250%	8/1/20	40,606	41,469
	Clean Harbors Inc.	5.125%	6/1/21	11,845	11,845
	CNH Capital LLC	3.875%	11/1/15	11,740	12,063
	CNH Capital LLC	6.250%	11/1/16	43,785	47,999
	CNH Capital LLC	3.625%	4/15/18	34,260	34,688
	Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	38,900	41,915
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	17,161	18,834
	HD Supply Inc.	8.125%	4/15/19	26,370	29,337
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	30,665	32,965
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	43,475	47,931
	Masco Corp.	6.125%	10/3/16	17,785	19,633
	Masco Corp.	5.850%	3/15/17	9,404	10,371
	Masco Corp.	6.625%	4/15/18	3,895	4,347
	Masco Corp.	7.125%	3/15/20	59,416	68,180
	Masco Corp.	5.950%	3/15/22	24,000	25,500
	Masco Corp.	7.750%	8/1/29	16,486	18,653
	Masco Corp.	6.500%	8/15/32	5,880	5,876
	Owens Corning	9.000%	6/15/19	39,840	49,352
	Owens Corning	7.000%	12/1/36	5,380	6,032

81

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	7.125%	4/15/19	63,750	67,416
	TransDigm Inc.	5.500%	10/15/20	35,905	35,501
	United Rentals North America Inc.	5.750%	7/15/18	15,155	16,197
	United Rentals North America Inc.	7.375%	5/15/20	49,275	54,634
	United Rentals North America Inc.	8.250%	2/1/21	3,585	4,024
	United Rentals North America Inc.	7.625%	4/15/22	30,495	34,383
	United Rentals North America Inc.	6.125%	6/15/23	12,545	12,984
	Vulcan Materials Co.	6.400%	11/30/17	18,020	20,588
	Vulcan Materials Co.	7.000%	6/15/18	56,250	65,109
	Vulcan Materials Co.	7.500%	6/15/21	2,485	2,864
	Vulcan Materials Co.	7.150%	11/30/37	7,270	7,234
	Communication (23.0%)
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	32,728
	CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	37,042	40,283
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	18,025	18,791
	CSC Holdings LLC	7.875%	2/15/18	27,180	31,053
	CSC Holdings LLC	7.625%	7/15/18	79,045	90,309
	CSC Holdings LLC	8.625%	2/15/19	10,520	12,308
	CSC Holdings LLC	6.750%	11/15/21	10,914	11,828
	DISH DBS Corp.	4.625%	7/15/17	9,730	10,192
	DISH DBS Corp.	7.875%	9/1/19	11,685	13,336
	DISH DBS Corp.	6.750%	6/1/21	133,715	142,741
	DISH DBS Corp.	5.875%	7/15/22	65,390	65,472
	DISH DBS Corp.	5.000%	3/15/23	20,135	18,902
1	eAccess Ltd.	8.250%	4/1/18	45,540	49,411
	Embarq Corp.	7.995%	6/1/36	23,035	23,911
1	Gannett Co. Inc.	5.125%	10/15/19	16,530	17,088
1	Gannett Co. Inc.	5.125%	7/15/20	64,680	65,003
1	Gannett Co. Inc.	6.375%	10/15/23	48,800	50,142
	Hughes Satellite Systems Corp.	6.500%	6/15/19	88,991	96,555
1	IAC/InterActiveCorp	4.875%	11/30/18	19,725	20,218
	IAC/InterActiveCorp	4.750%	12/15/22	22,085	20,870
1	Inmarsat Finance plc	7.375%	12/1/17	20,655	21,533
	Intelsat Jackson Holdings SA	7.250%	4/1/19	85,330	91,730
	Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	15,478
	Intelsat Jackson Holdings SA	7.250%	10/15/20	164,947	178,761
	Intelsat Jackson Holdings SA	7.500%	4/1/21	43,900	48,290
1	Intelsat Jackson Holdings SA	5.500%	8/1/23	58,000	55,245
	Lamar Media Corp.	5.875%	2/1/22	17,195	17,840
	Lamar Media Corp.	5.000%	5/1/23	36,840	35,551
2,5	Level 3 Financing, Inc. Bank Loan	4.000%	1/15/20	40,855	41,100
	Liberty Interactive LLC	8.500%	7/15/29	31,878	33,791
	Liberty Interactive LLC	8.250%	2/1/30	97,840	104,689
	MetroPCS Wireless Inc.	7.875%	9/1/18	55,420	59,161
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	80,158
	National CineMedia LLC	6.000%	4/15/22	32,455	33,591
1	NBCUniversal Enterprise Inc.	5.250%	12/19/49	62,790	63,104
	Nielsen Finance LLC / Nielsen Finance Co.	7.750%	10/15/18	48,300	51,862
	Quebecor Media Inc.	7.750%	3/15/16	26,840	27,041
	Quebecor Media Inc.	5.750%	1/15/23	84,210	82,031
	Qwest Corp.	6.875%	9/15/33	34,167	33,057
	SBA Communications Corp.	5.625%	10/1/19	37,650	38,779
	SBA Telecommunications Inc.	8.250%	8/15/19	15,173	16,197
	SBA Telecommunications Inc.	5.750%	7/15/20	15,106	15,672
1	Sirius XM Radio Inc.	4.250%	5/15/20	8,595	8,015
1	Sirius XM Radio Inc.	5.250%	8/15/22	39,841	41,036
1	Sirius XM Radio Inc.	4.625%	5/15/23	24,150	21,493
1	Softbank Corp.	4.500%	4/15/20	159,095	156,013
1	Sprint Corp.	7.250%	9/15/21	95,745	103,165
1	Sprint Corp.	7.875%	9/15/23	89,370	95,402
1	Sprint Corp.	7.125%	6/15/24	30,930	31,162
1	Sprint Nextel Corp.	9.000%	11/15/18	92,545	111,748

82

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Sprint Nextel Corp.	7.000%	3/1/20	135,830	153,148
	Starz LLC / Starz Finance Corp.	5.000%	9/15/19	30,905	31,794
1	T-Mobile USA Inc.	5.250%	9/1/18	13,725	14,446
	T-Mobile USA Inc.	6.464%	4/28/19	41,835	44,031
	T-Mobile USA Inc.	6.633%	4/28/21	71,475	75,049
	T-Mobile USA Inc.	6.125%	1/15/22	10,000	10,225
	T-Mobile USA Inc.	6.731%	4/28/22	51,165	53,851
	T-Mobile USA Inc.	6.836%	4/28/23	34,920	36,404
	T-Mobile USA Inc.	6.500%	1/15/24	14,750	15,045
2,5	Tribune Company Bank Loan	4.000%	12/27/20	117,504	117,308
1,4	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	9/15/22	9,675	13,675
4	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	9/15/22	3,057	4,321
1	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	46,780	46,897
1,4	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.750%	1/15/23	6,820	9,639
4	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.750%	1/15/23	3,180	4,494
1,4	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.625%	4/15/23	17,268	24,231
1,4	Unitymedia KabelBW GmbH	9.500%	3/15/21	12,400	19,365
4	Unitymedia KabelBW GmbH	9.500%	3/15/21	7,600	11,869
1	UPCB Finance III Ltd.	6.625%	7/1/20	83,121	87,894
1	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	44,582
1	UPCB Finance VI Ltd.	6.875%	1/15/22	42,036	44,968
	Videotron Ltd.	9.125%	4/15/18	11,880	12,415
	Videotron Ltd.	5.000%	7/15/22	82,242	80,597
	Virgin Media Finance plc	8.375%	10/15/19	14,560	15,725
1	Virgin Media Secured Finance plc	5.375%	4/15/21	29,130	29,057
1	Wind Acquisition Finance SA	11.750%	7/15/17	70,775	74,668
	Windstream Holdings Inc.	7.875%	11/1/17	42,820	48,815
	Windstream Holdings Inc.	8.125%	9/1/18	22,355	23,920
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	20,870	23,009
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	45,970	53,095
	Consumer Cyclical (10.9%)
1	Activision Blizzard Inc.	5.625%	9/15/21	23,120	24,045
1	ADT Corp.	6.250%	10/15/21	59,125	61,194
	AMC Entertainment Inc.	8.750%	6/1/19	61,485	65,328
	AutoNation Inc.	5.500%	2/1/20	15,796	16,902
1	Carlson Wagonlit BV	6.875%	6/15/19	76,610	79,674
	Chrysler Group LLC / CG Co-Issuer Inc.	8.000%	6/15/19	32,260	35,083
	Cinemark USA Inc.	5.125%	12/15/22	6,030	5,894
1	Continental Rubber of America Corp.	4.500%	9/15/19	58,885	61,829
	Corrections Corp. of America	4.125%	4/1/20	23,805	23,150
	Corrections Corp. of America	4.625%	5/1/23	33,490	31,481
	Delphi Corp.	5.875%	5/15/19	34,727	36,550
	Delphi Corp.	6.125%	5/15/21	12,865	14,184
1	General Motors Co.	4.875%	10/2/23	16,585	16,875
1	General Motors Financial Co. Inc.	4.750%	8/15/17	97,350	102,948
1	General Motors Financial Co. Inc.	3.250%	5/15/18	13,040	13,170
	General Motors Financial Co. Inc.	6.750%	6/1/18	43,795	50,036
1	General Motors Financial Co. Inc.	4.250%	5/15/23	16,980	16,258
	Hanesbrands Inc.	6.375%	12/15/20	33,810	36,853
2,5	Hilton Worldwide Finance LLC Bank Loan	3.750%	10/26/20	81,388	81,915
2,5	Hilton Worldwide Finance LLC Bank Loan	3.750%	10/26/20	29,596	29,787
	Host Hotels & Resorts LP	5.875%	6/15/19	16,470	17,849
2,5	Ion Media Networks Bank Loan	5.000%	12/18/20	37,145	37,447
	L Brands Inc.	8.500%	6/15/19	4,860	5,832
	L Brands Inc.	7.000%	5/1/20	22,210	24,986
	L Brands Inc.	6.625%	4/1/21	42,435	46,254
	L Brands Inc.	5.625%	2/15/22	19,235	19,476

83

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Neiman Marcus Group Inc.	7.125%	6/1/28	63,150	62,519
	PVH Corp.	7.375%	5/15/20	28,847	31,443
1	QVC Inc.	7.500%	10/1/19	66,400	71,380
1	Realogy Group LLC	7.625%	1/15/20	53,680	59,987
	Regal Cinemas Corp.	8.625%	7/15/19	62,520	66,818
	Regal Entertainment Group	5.750%	6/15/23	19,200	18,864
	Regal Entertainment Group	5.750%	2/1/25	5,250	5,014
	Rite Aid Corp.	8.000%	8/15/20	29,250	32,687
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	44,399	48,839
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	23,135	23,482
	Service Corp. International	6.750%	4/1/16	22,998	25,039
	Service Corp. International	7.000%	6/15/17	38,900	43,763
	Service Corp. International	7.625%	10/1/18	35,040	40,296
1	Service Corp. International	5.375%	1/15/22	27,630	27,906
	Tenneco Inc.	7.750%	8/15/18	8,215	8,800
	Tenneco Inc.	6.875%	12/15/20	29,075	31,765
1	TRW Automotive Inc.	7.250%	3/15/17	48,556	55,354
1	TRW Automotive Inc.	4.500%	3/1/21	14,475	14,656
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	16,013
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	81,030
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	59,010	60,190
	Consumer Noncyclical (10.1%)
1	ARAMARK Corp.	5.750%	3/15/20	40,045	41,547
	Biomet Inc.	6.500%	8/1/20	60,850	64,957
	Biomet Inc.	6.500%	10/1/20	75,990	78,840
1	Capsugel SA	7.000%	5/15/19	7,590	7,796
	CHS/Community Health Systems Inc.	5.125%	8/15/18	54,960	58,051
	CHS/Community Health Systems Inc.	7.125%	7/15/20	31,285	33,319
1	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	15,311
	Constellation Brands Inc.	7.250%	5/15/17	26,605	30,662
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	36,385	39,114
1	Fresenius Medical Care US Finance II Inc.	5.625%	7/31/19	38,265	40,752
1	Fresenius Medical Care US Finance II Inc.	5.875%	1/31/22	15,090	16,071
1	Fresenius Medical Care US Finance Inc.	6.500%	9/15/18	5,830	6,559
1	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	47,730	50,832
1	Fresenius US Finance II Inc.	9.000%	7/15/15	27,270	30,202
1	FWCT-2 Escrow Corp.	6.875%	2/1/22	67,380	69,149
	HCA Holdings Inc.	6.250%	2/15/21	25,540	27,136
	HCA Inc.	6.500%	2/15/16	19,860	21,573
	HCA Inc.	8.500%	4/15/19	23,905	25,220
	HCA Inc.	6.500%	2/15/20	127,050	140,073
	HCA Inc.	5.875%	3/15/22	60,405	63,727
	HCA Inc.	4.750%	5/1/23	72,500	71,684
	HCA Inc.	7.690%	6/15/25	4,510	4,719
1	Healthcare Technology Intermediate Inc.	7.375%	9/1/18	19,400	20,079
1	Hypermarcas SA	6.500%	4/20/21	71,815	75,520
1	IMS Health Inc.	12.500%	3/1/18	76,475	88,902
1	IMS Health Inc.	6.000%	11/1/20	16,480	17,551
	LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	18,726
	Party City Holdings Inc.	8.875%	8/1/20	88,580	98,545
1	Salix Pharmaceuticals Ltd.	6.000%	1/15/21	67,325	70,186
	Tenet Healthcare Corp.	9.250%	2/1/15	8,760	9,406
	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	44,432
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	16,727
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	40,883
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	102,221
	Tenet Healthcare Corp.	8.125%	4/1/22	14,955	16,338
2,5	US Foods Inc. Bank Loan	4.500%	3/31/17	46,438	46,757
	WellCare Health Plans Inc.	5.750%	11/15/20	39,515	41,096
	Energy (4.5%)
1	Antero Resources Finance Corp.	5.375%	11/1/21	22,785	23,070
	Chesapeake Energy Corp.	9.500%	2/15/15	15,900	17,053
	Concho Resources Inc.	7.000%	1/15/21	15,256	16,667

84

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Concho Resources Inc.	6.500%	1/15/22	19,940	21,485
	Concho Resources Inc.	5.500%	10/1/22	88,070	89,611
	Continental Resources Inc.	5.000%	9/15/22	44,085	45,408
	Denbury Resources Inc.	8.250%	2/15/20	19,004	20,809
	Denbury Resources Inc.	6.375%	8/15/21	12,445	13,316
	Denbury Resources Inc.	4.625%	7/15/23	29,500	27,214
	EP Energy LLC / EP Energy Finance Inc.	9.375%	5/1/20	66,027	75,931
	EP Energy LLC / Everest Acquisition Finance Inc.	6.875%	5/1/19	15,710	16,908
	Harvest Operations Corp.	6.875%	10/1/17	50,600	54,901
1	MEG Energy Corp.	6.375%	1/30/23	30,650	30,573
1	MEG Energy Corp.	7.000%	3/31/24	48,500	49,349
	Newfield Exploration Co.	6.875%	2/1/20	16,575	17,735
	Newfield Exploration Co.	5.750%	1/30/22	10,890	11,244
	Newfield Exploration Co.	5.625%	7/1/24	13,045	13,029
	Range Resources Corp.	6.750%	8/1/20	13,580	14,632
	Range Resources Corp.	5.750%	6/1/21	44,365	47,027
	Range Resources Corp.	5.000%	8/15/22	19,225	19,033
	Rosetta Resources Inc.	5.875%	6/1/22	40,465	40,161
1	Seadrill Ltd.	5.625%	9/15/17	71,195	73,509
	Other Industrial (0.6%)
	CBRE Services Inc.	5.000%	3/15/23	83,320	79,779
1	Laredo Petroleum Inc.	5.625%	1/15/22	23,645	23,645
	Technology (8.5%)
1	Audatex North America Inc.	6.000%	6/15/21	14,680	15,304
1	Audatex North America Inc.	6.125%	11/1/23	13,835	14,285
	Brocade Communications Systems Inc.	6.875%	1/15/20	13,038	13,951
1	Brocade Communications Systems Inc.	4.625%	1/15/23	23,360	21,549
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	28,178	30,503
	CDW LLC / CDW Finance Corp.	8.500%	4/1/19	8,210	9,031
	Equinix Inc.	4.875%	4/1/20	8,750	8,815
	Equinix Inc.	7.000%	7/15/21	60,830	66,913
	Equinix Inc.	5.375%	4/1/23	37,690	37,030
1	First Data Corp.	7.375%	6/15/19	53,405	57,010
1	First Data Corp.	8.875%	8/15/20	22,379	24,673
1	First Data Corp.	6.750%	11/1/20	54,020	56,721
1	First Data Corp.	8.250%	1/15/21	77,840	82,705
1	First Data Corp.	11.250%	1/15/21	13,190	14,509
	First Data Corp.	12.625%	1/15/21	36,810	42,930
1	First Data Corp.	11.750%	8/15/21	24,225	24,952
2,5	First Data Corp. Bank Loan	4.158%	9/24/14	48,433	48,536
	Flextronics International Ltd.	4.625%	2/15/20	22,975	22,544
	Flextronics International Ltd.	5.000%	2/15/23	42,120	40,909
1	Freescale Semiconductor Inc.	5.000%	5/15/21	33,890	33,636
1	Freescale Semiconductor Inc.	6.000%	1/15/22	22,130	23,015
2,5	Freescale Semiconductor Inc. Bank Loan	5.000%	3/1/20	92,920	93,713
2,5	Infor (US) Inc. Bank Loan	3.750%	4/5/18	19,461	19,506
	Infor US Inc.	11.500%	7/15/18	45,331	52,244
	Infor US Inc.	9.375%	4/1/19	34,141	38,366
	Iron Mountain Inc.	7.750%	10/1/19	34,055	37,801
	Iron Mountain Inc.	8.375%	8/15/21	45,555	48,858
	Iron Mountain Inc.	5.750%	8/15/24	21,880	20,567
	NCR Corp.	4.625%	2/15/21	54,399	53,175
	NCR Corp.	5.000%	7/15/22	16,915	16,450
1	NXP BV / NXP Funding LLC	3.750%	6/1/18	37,440	37,908
1	NXP BV / NXP Funding LLC	5.750%	3/15/23	8,635	8,808
1	Sensata Technologies BV	6.500%	5/15/19	67,739	73,497
	SunGard Data Systems Inc.	7.375%	11/15/18	53,200	56,392
	SunGard Data Systems Inc.	6.625%	11/1/19	39,220	41,230
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	108,400
	Transportation (1.2%)
3	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	19,307	20,514
	Hertz Corp.	4.250%	4/1/18	8,040	8,201

85

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hertz Corp.	6.750%	4/15/19	82,360	87,508
Hertz Corp.	5.875%	10/15/20	6,205	6,422
Hertz Corp.	7.375%	1/15/21	60,490	65,858
				11,613,474
Utilities (6.0%)
Electric (2.4%)
AES Corp.	7.750%	10/15/15	25,158	27,611
AES Corp.	8.000%	10/15/17	45,766	53,375
AES Corp.	8.000%	6/1/20	19,980	23,127
1 Calpine Corp.	7.500%	2/15/21	50,964	55,678
1 Calpine Corp.	6.000%	1/15/22	16,165	16,731
1 Calpine Corp.	7.875%	1/15/23	11,988	13,217
1 Calpine Corp.	5.875%	1/15/24	9,230	9,161
DPL Inc.	6.500%	10/15/16	14,550	15,641
DPL Inc.	7.250%	10/15/21	104,495	103,972
1 EDP Finance BV	5.250%	1/14/21	47,835	48,946
1 IPALCO Enterprises Inc.	7.250%	4/1/16	11,985	13,154
IPALCO Enterprises Inc.	5.000%	5/1/18	14,510	15,308
Natural Gas (3.6%)
AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	5/20/20	25,965	28,302
AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	48,660	52,796
El Paso LLC	7.000%	6/15/17	21,395	24,331
El Paso LLC	7.250%	6/1/18	66,150	75,549
El Paso LLC	6.500%	9/15/20	41,765	44,797
El Paso LLC	7.750%	1/15/32	26,290	27,132
Energy Transfer Equity LP	7.500%	10/15/20	76,385	86,124
Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	74,191	76,417
1 Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	50,020
1 Kinder Morgan Inc.	5.000%	2/15/21	32,795	32,467
1 Kinder Morgan Inc.	5.625%	11/15/23	48,500	47,651
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.	6.500%	8/15/21	8,533	9,173
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.	6.250%	6/15/22	26,425	28,209

				978,889

Total Corporate Bonds (Cost $14,384,344)				15,177,723

			Shares

Preferred Stocks (2.3%)
Citigroup Capital XIII Pfd.	7.875%		5,301,250	143,664
GMAC Capital Trust I Pfd.	8.125%		4,743,200	130,059
Hartford Financial Services Group Inc. Pfd.	7.875%		3,307,200	95,776
Total Preferred Stocks (Cost $343,115)				369,499

86

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2014

				Market
				Value
			Shares	($000)

Other (0.0%)

* MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	549

Temporary Cash Investments (1.9%)

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements (1.9%)
Bank of America Securities, LLC(Dated 1/31/14,
Repurchase Value $76,700,000, collateralized by
Federal National Mortgage Assn. 2.406%-3.036%,
3/1/41-1/1/44, with a value of $78,234,000)	0.020%	2/3/14	76,700	76,700
Deutsche Bank Securities, Inc.(Dated 1/31/14,
Repurchase Value $ 99,200,000, collateralized by
Federal Home Loan Mortgage Corp. 4.000%-7.000%,
4/1/23-11/1/43, Federal National Mortgage Assn.
3.000%-6.500%, 4/1/26-11/1/43, and Government
National Mortgage Assn. 4.000%, 10/20/43, with a
value of $101,184,000)	0.030%	2/3/14	99,200	99,200
RBC Capital Markets LLC(Dated 1/31/14, Repurchase
Value $47,100,000, collateralized by Federal Home
Loan Mortgage Corp. 3.500%,9/1/42, and Federal
National Mortgage Assn. 2.506%-3.500%, 7/1/43-
11/1/43, with a value of $48,042,000)	0.020%	2/3/14	47,100	47,100
TD Securities (USA) LLC(Dated 1/31/14, Repurchase
Value $87,800,000, collateralized by Federal Farm
Credit Bank 0.136%-0.188%, 9/22/15-4/6/16, and
Federal Home Loan Bank 0%, 1/10/17, with a value
of $89,628,000)	0.030%	2/3/14	87,800	87,800

				310,800

Total Temporary Cash Investments (Cost $310,800)				310,800

Total Investments (98.3%) (Cost $15,277,419)				16,071,813
Other Assets and Liabilities—Net (1.7%)				284,283
Net Assets (100%)				16,356,096

* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2014, the aggregate value of these securities was $4,627,683,000, representing 28.3% of net assets.
2 Adjustable-rate security.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Face amount denominated in Euro.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2014, the aggregate value of these securities was $582,546,000, representing 3.6% of net assets.

87

© 2014 The Vanguard Group. Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA390 032014

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term
Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term
Investment-Grade Fund and High-Yield Corporate Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United
States), the financial statements of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-
Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and High-Yield Corporate Fund
(the “Funds") as of January 31, 2014 and for the period then ended and have issued our unqualified report thereon dated March 17, 2014 (which report and financial statements are included in Item 1 of this Certified
Shareholder Report on Form N-CSR). Our audit included an audit of the Funds' schedules of investments as of
January 31, 2014 appearing in Item 6 of this Form N-CSR. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on the schedules of investments based on our audit.

In our opinion, the schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, presents fairly, in all material respects, the information set forth therein.

March 17, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 19, 2014

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.